SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Fidelity Rutland Square Trust II

(Name of Registrant as Specified In Its Charter)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on October 17, 2016

The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at www.2votemyproxy.com/materials

STRATEGIC ADVISERS® CORE FUND

STRATEGIC ADVISERS® CORE INCOME FUND

STRATEGIC ADVISERS EMERGING MARKETS FUND

STRATEGIC ADVISERS GROWTH FUND

STRATEGIC ADVISERS INCOME OPPORTUNITIES FUND

STRATEGIC ADVISERS INTERNATIONAL FUND

STRATEGIC ADVISERS INTERNATIONAL II FUND

STRATEGIC ADVISERS SHORT DURATION FUND

STRATEGIC ADVISERS SMALL-MID CAP FUND

STRATEGIC ADVISERS VALUE FUND

FUNDS OF

FIDELITY RUTLAND SQUARE TRUST II

245 Summer Street, Boston, Massachusetts 02210

1-800-544-3455

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Rutland Square Trust II (the trust) will be held at an office of the trust, 245 Summer Street, Boston, Massachusetts 02210 (at the corner of Summer Street and Dorchester Avenue, next to Boston’s South Station) on October 17, 2016, at 8:30 a.m. Eastern Time (ET).

The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To elect a Board of Trustees.

2. For shareholders of certain funds to approve sub-advisory agreements among Strategic Advisers, Inc. (Strategic Advisers), FIAM LLC (FIAM) and the trust.

3. For shareholders of certain funds to approve sub-advisory agreements among Strategic Advisers, FIL Investment Advisors (FIA) and the trust and sub-subadvisory agreements between FIA and FIL Investment Advisors (UK) Limited (FIA (UK)).

4. For shareholders of certain funds to approve sub-advisory agreements among Strategic Advisers, Geode Capital Management, LLC (Geode) and the trust.

The Board of Trustees has fixed the close of business on August 22, 2016 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,

JOHN J. HITT
Secretary

August 22, 2016

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Admission to the Meeting will be on a first-come, first-served basis and will require picture identification. Shareholders arriving after the start of the Meeting may be denied entry. Cameras, cell phones, recording equipment and other electronic devices will not be permitted. Fidelity reserves the right to inspect any persons or items prior to admission to the Meeting.

Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions that follow or by indicating voting instructions on the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.

All other accounts: should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE

A.	1)	ABC Corp.	John Smith, Treasurer

	2)	ABC Corp.	John Smith, Treasurer

		c/o John Smith, Treasurer

B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee

	2)	ABC Trust	Ann B. Collins, Trustee

	3)	Ann B. Collins, Trustee	Ann B. Collins, Trustee
		u/t/d 12/28/78

C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft

		f/b/o Anthony B. Craft, Jr.

		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

OR THROUGH THE INTERNET

1.	Read the proxy statement, and have your proxy card or notice handy.

2.	Call the toll-free number or visit the web site indicated on your proxy card.

3.	Enter the number found in the box on the front of your proxy card.

4.	Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

FIDELITY RUTLAND SQUARE TRUST II

STRATEGIC ADVISERS® CORE FUND

STRATEGIC ADVISERS® CORE INCOME FUND

STRATEGIC ADVISERS EMERGING MARKETS FUND

STRATEGIC ADVISERS GROWTH FUND

STRATEGIC ADVISERS INCOME OPPORTUNITIES FUND

STRATEGIC ADVISERS INTERNATIONAL FUND

STRATEGIC ADVISERS INTERNATIONAL II FUND

STRATEGIC ADVISERS SHORT DURATION FUND

STRATEGIC ADVISERS SMALL-MID CAP FUND

STRATEGIC ADVISERS VALUE FUND

TO BE HELD ON OCTOBER 17, 2016

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Rutland Square Trust II (the trust) to be used at the Special Meeting of Shareholders of the above-named funds (the funds) and at any adjournments thereof (the Meeting), to be held on October 17, 2016 at 8:30 a.m. Eastern Time (ET) at 245 Summer Street, Boston, Massachusetts 02210, an office of the trust and Strategic Advisers, Inc. (Strategic Advisers), the funds’ investment adviser. Shareholders of the trust’s other funds will also participate in the Meeting and have been mailed a separate notice and proxy statement relating to proposals to be voted upon by the trust and/or by the shareholders of those funds.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about August 22, 2016.

The following table summarizes the proposals applicable to each fund:

Proposal Number	Proposal Description	Applicable Funds	Page Number
1.	To elect as Trustees the nominees presented in Proposal 1.	All Funds	[ ]
2.	To approve the following sub-advisory agreements among Strategic Advisers, FIAM LLC (FIAM) and the Trust on behalf of each of the following funds:
2a.	Strategic Advisers Core Fund with respect to FIAM’s Sector Managed strategy.	Strategic Advisers Core Fund	[ ]
2b.	Strategic Advisers Core Fund with respect to FIAM’s Large Cap Core strategy.	Strategic Advisers Core Fund	[ ]
2c.	Strategic Advisers Growth Fund with respect to FIAM’s Large Cap Core strategy.	Strategic Advisers Growth Fund	[ ]
2d.	Strategic Advisers Value Fund with respect to FIAM’s Large Cap Core strategy.	Strategic Advisers Value Fund	[ ]
2e.	Strategic Advisers International Fund with respect to FIAM’s Emerging Markets strategy.	Strategic Advisers International Fund	[ ]
2f.	Strategic Advisers International II Fund with respect to FIAM’s Emerging Markets strategy.	Strategic Advisers International II Fund	[ ]
2g.	Strategic Advisers Emerging Markets Fund with respect to FIAM’s Emerging Markets strategy.	Strategic Advisers Emerging Markets Fund	[ ]
2h.	Strategic Advisers Income Opportunities Fund with respect to FIAM’s High Yield strategy.	Strategic Advisers Income Opportunities Fund	[ ]

Proposal Number	Proposal Description	Applicable Funds	Page Number
3.

To approve the following sub-advisory agreements among Strategic Advisers, FIL Investment Advisors (FIA) and the Trust and a sub-subadvisory agreement between FIA and FIL Investment Advisors (UK) Limited (FIA (UK)) on behalf of each of the following funds:

3a.	Strategic Advisers International Fund with respect to FIA’s Regional strategy.	Strategic Advisers International Fund	[ ]
3b.	Strategic Advisers International II Fund with respect to FIA’s Regional strategy.	Strategic Advisers International II Fund	[ ]
3c.	Strategic Advisers Emerging Markets Fund with respect to FIA’s Regional strategy.	Strategic Advisers Emerging Markets Fund	[ ]
4.	To approve the following sub-advisory agreements among Strategic Advisers, Geode Capital Management, LLC (Geode) and the Trust on behalf of each of the following funds:
4a.	Strategic Advisers Core Fund with respect to Geode’s Factor-Based strategy.	Strategic Advisers Core Fund	[ ]
4b.	Strategic Advisers Growth Fund with respect to Geode’s Factor-Based strategy.	Strategic Advisers Growth Fund	[ ]
4c.	Strategic Advisers Value Fund with respect to Geode’s Factor-Based strategy.	Strategic Advisers Value Fund	[ ]
4d.	Strategic Advisers Small-Mid Cap Fund with respect to Geode’s SMID strategy.	Strategic Advisers Small-Mid Cap Fund	[ ]
4e.	Strategic Advisers International Fund with respect to Geode’s International Factor-Based strategy.	Strategic Advisers International Fund	[ ]
4f.	Strategic Advisers International II Fund with respect to Geode’s International Factor-Based strategy.	Strategic Advisers International II Fund	[ ]

Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. (D.F. King) may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds in the trust. The funds may also arrange to have votes recorded by telephone. D.F. King may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds. The approximate anticipated total cost of these services is detailed in Appendix A.

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted.

Except for Strategic Advisers Core Fund, the expenses associated with: (i) preparing this Proxy Statement, its enclosures, and all solicitations; and (ii) reimbursing brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares, will be borne by each fund.

Strategic Advisers Core Fund’s expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be borne by Strategic Advisers under the fund’s management contract, which obligates Strategic Advisers to pay certain fund level expenses. Strategic Advisers will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust’s receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

With respect to Proposal 1, one-third of the trust’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. With respect to Proposals 2, 3, and 4, one-third of the aggregate number of the relevant fund’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Information regarding the number of shares of each fund issued and outstanding as of May 31, 2016, is included in Appendix B.

To the knowledge of the trust, as of May 31, 2016, the nominees, Trustees, and officers of the trust and the funds owned, in the aggregate, less than 1% of each fund’s outstanding shares.

To the knowledge of the trust, no shareholder owned of record or beneficially more than 5% of the outstanding shares of each fund on that date as of May 31, 2016.

Strategic Advisers has advised the trust that certain shares are registered to Strategic Advisers or a Strategic Advisers affiliate. To the extent that Strategic Advisers or another entity or entities of which FMR LLC is the ultimate parent has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Certain shareholders of Fidelity’s Portfolio Advisory Services (PAS) have elected Strategic Advisers as agent to receive proxy voting materials for non-Fidelity and Fidelity funds held in their PAS accounts. For Fidelity Funds, such shareholders have instructed Strategic Advisers to vote proxies of a Fidelity Fund in the same proportion as the vote of all other holders of such Fidelity Fund.

Certain funds and accounts that are managed by Strategic Advisers or its affiliates (including funds of funds) invest in other funds and may at times have substantial investments in one or more funds. Although these funds generally intend to vote their shares of underlying funds using echo voting procedures (that is, in the same proportion as the holders of all other shares of the particular underlying fund), they reserve the right, on a case-by-case basis, to vote in another manner, which may include voting all shares as recommended by the Board.

Shareholders of record at the close of business on August 22, 2016 will be entitled to receive notice of and to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date, with fractional dollar amounts entitled to a proportional fractional vote.

For a free copy of each fund’s annual and/or semi annual reports, call 1-800-544-3455, visit www.fidelity.com, or write to FDC at 100 Salem Street, Smithfield, Rhode Island 02917.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the entire trust voted in person or by proxy at the Meeting. Approval of Proposals 2 through 4 requires the affirmative vote of a “majority of the outstanding voting securities” of the appropriate fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to Proposals 2 through 4, votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST the Proposal. With respect to Proposal 1, votes to ABSTAIN and broker non-votes will have no effect.

PROPOSAL 1

TO ELECT A BOARD OF TRUSTEES

The purpose of this proposal is to elect a Board of Trustees. All nominees are currently Trustees or Advisory Board Members of the trust. Appendix C lists the length of service of each nominee. Certain current Trustee nominees were previously elected by shareholders to serve as Trustees of the trust, while other current Trustee nominees were initially appointed by the Trustees and have not yet been elected by shareholders. Robert A. Lawrence is currently a Member of the trust’s Advisory Board. Mr. Lawrence was selected by the trust’s Trustees and was appointed as a Member of the Advisory Board effective June 7, 2016. A third-party search firm retained by the Independent Trustees recommended Mary C. Farrell and an executive officer of Strategic Advisers or an affiliate recommended Bruce T. Herring and Robert A. Lawrence.

Except for Mr. Lawrence, each of the nominees oversees as Trustee 18 funds. Mr. Lawrence is currently an Advisory Board Member of 18 funds. If elected, each Trustee will oversee 18 funds.

The nominees you are being asked to elect as Trustees of the funds are as follows:

Interested Nominees*:

Correspondence intended for each Interested Nominee (that is, the nominees that are interested persons (as defined in the Investment Company Act of 1940, as amended (1940 Act)) may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience**

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Member of the Advisory Board

Mr. Lawrence also serves as Member of the Advisory Board of other funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

*	Nominees have been determined to be “Interested” by virtue of, among other things, his affiliation with the trust or various entities under common control with Strategic Advisers.

**

The information above includes each nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each nominee’s qualifications to serve as a Trustee, which led to the conclusion that each nominee should be nominated to serve as a Trustee for each fund.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience*

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston (emeritus) and Massachusetts Eye and Ear Infirmary.

Name, Year of Birth; Principal Occupations and Other Relevant Experience*

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Ms. Butte also serves as Trustee of other funds. She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum’s Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Director of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Member of the Brigham and Women’s Hospital President’s Advisory Council (2014-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

*

The information above includes each nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the nominee’s qualifications to serve as a Trustee, which led to the conclusion that each nominee should be nominated to serve as a Trustee for each fund.

To the knowledge of the trust, as of May 31, 2016, the nominees, Trustees, and officers of the trust and the funds owned, in the aggregate, less than 1% of each fund’s outstanding shares.

[[During the period March 1, 2015 through May 31, 2016, no transactions were entered into by Trustees and the nominee as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR LLC.][In transactions during the period March 1, 2015 through May 31, 2016, trust for the benefit of Abigail P. Johnson and members of her family sold [        ] shares of FMR LLC Class B voting common stock to [  ] trust for the benefit of members of the family of Abigail P. Johnson for which Roger T. Servison, a Trustee and Chairman of the Board of the trust, serves as trustee, for aggregate cash consideration of $[        ].]

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders’ meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees. Advisory Board Members hold office without limit in time except that any Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees.

Appendix C shows the composition of the Board of Trustees of the trust and the length of service of each Trustee (see Appendix D for the number of Board and Standing Committee meetings held during each fund’s last fiscal year end and a list of each fund’s fiscal year end). Following the election, it is expected that the trust’s Board will include two interested Trustees and five Independent Trustees, and will meet at least four times a year at regularly scheduled meetings. For additional information about the committees of the funds’ Trustees, refer to the section entitled “Board Structure and Oversight Function and Standing Committees of the Trust’s Current Trustees.”

The dollar range of equity securities beneficially owned as of [December 31, 2015] by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen or to be overseen by the nominee is included in Appendix E.

Trustee compensation information for each fund covered by this proxy is included in Appendix F.

PROPOSALS 2 - 4

TO APPROVE SUB-ADVISORY AGREEMENTS ON BEHALF OF CERTAIN FUNDS

As the funds’ investment adviser, Strategic Advisers is responsible for implementing each fund’s investment strategies and directing the investments of each fund. See “Management Contracts with Strategic Advisers” on page 16 for additional information regarding the services provided by Strategic Advisers to the funds. Pursuant to an exemptive order granted to the trust by the Securities and Exchange Commission (SEC) on November 28, 2006 (SEC Order), Strategic Advisers employs a so-called “manager of managers” structure to manage the funds by allocating some or all of the assets of each fund to one more sub-advisers who manage a portion of the fund’s assets pursuant to separate investment strategies reflected in sub-advisory agreements approved by the Trustees. Information regarding each fund’s currently approved sub-advisers, including each sub-adviser’s principal business address, the date of each sub-advisory agreement, the date each agreement was last submitted to shareholders, and the date on which the agreement was last approved by the Trustees, is listed in Appendix G. Pursuant to the terms of the SEC Order, the existing sub-advisory agreements were not approved by shareholders of the applicable fund, with certain exceptions noted in Appendix G. Additional information regarding each of the existing sub-advisers is available in each fund’s prospectus and statement of additional information (SAI), which are available at www.fidelity.com. It is not possible to predict the extent to which Strategic Advisers may allocate assets of a fund to any particular sub-adviser and one or more sub-advisers may not be allocated any assets of a fund at any given time or from time to time.

The SEC Order allows the Trustees, subject to certain conditions, to appoint new unaffiliated sub-advisers and approve their respective sub-advisory agreements on behalf of the funds without requiring a shareholder vote. The conditions of the SEC Order require shareholder approval of any sub-advisory agreements with affiliated sub-advisers and in other instances when the conditions of the SEC Order cannot be satisfied. FIAM (Proposal 2) is a wholly owned subsidiary of FMR LLC, the parent company of Strategic Advisers. In addition, certain other conditions within the SEC Order prevent its use with respect to FIA and FIA (UK) (Proposal 3) and Geode (Proposal 4). As such, shareholder approval is required in order for each of the agreements discussed below to take effect.

The Board of Trustees, including the Independent Trustees, has unanimously approved, and recommends that shareholders of each fund approve, each of the sub-advisory agreements proposed in Proposals 2 - 4 below. The Board of Trustees believes that the approval of each sub-advisory agreement is in the best interest of each fund’s shareholders because such approval will provide additional investment strategies to Strategic Advisers to allocate assets to FIAM, FIA, or Geode, as applicable, consistent with each fund’s investment objective.

If shareholders do not approve a proposal, the Board of Trustees and Strategic Advisers will evaluate other options for obtaining the desired investment strategies, which may include allocating assets to one or more existing sub-advisers and/or approving new sub-advisory agreements consistent with the terms of the SEC Order, if needed.

PROPOSALS 2a - 2h

SUB-ADVISORY AGREEMENTS WITH FIAM

Strategic Advisers Core Fund, Strategic Advisers Growth Fund, Strategic Advisers Value Fund, Strategic Advisers International Fund, Strategic Advisers International II Fund, Strategic Advisers Emerging Markets Fund, and Strategic Advisers Income Opportunities Fund

The primary purpose of proposals 2a-2h is to facilitate approval by shareholders of sub-advisory agreements with FIAM on behalf of each of the above-mentioned funds, which will provide additional investment strategies should Strategic Advisers determine to allocate a portion of a fund’s assets to FIAM, if needed (the “Proposed Agreements”). The approval of the Proposed Agreements will not result in any changes to the portfolio management team at Strategic Advisers currently responsible for allocating assets of each fund among various sub-advisers and/or underlying mutual funds. If Strategic Advisers were to allocate assets to FIAM pursuant to the Proposed Agreements, FIAM would exercise investment management authority with respect to the portion of fund assets allocated to FIAM in accordance with such fund’s investment objective, policies and limitations, as disclosed in each fund’s prospectus and SAI, subject to supervision of Strategic Advisers and oversight by the Trustees. You are being asked to vote separately on each of the Proposals 2a-2h, solely with respect to the fund(s) that you own.

If the Proposed Agreements are approved, Strategic Advisers initially does not intend to allocate assets to FIAM, except FIAM’s Sector Managed strategy, which will be employed in the Strategic Advisers Core Fund (Proposal 2a), but may do so in the future. Therefore, total annual operating expenses for funds impacted by proposals 2b-2h, are not expected to change as a result of the approval of the Proposed Agreements. However, to illustrate the potential impact of approving each Proposed Agreement, the tables in Appendix H compare current expenses to hypothetical expenses using a hypothetical maximum allocation under each Proposed Agreement. Based on the hypothetical maximum allocations, Strategic Advisers estimates that the potential impact to each fund’s total annual operating expenses may range from a decrease of 3 basis points to an increase of 4 basis points, as outlined in Appendix H.

With respect to the Strategic Advisers Core Fund (Proposal 2a), Strategic Advisers intends to allocate a portion of the fund’s assets to FIAM to employ its Sector Managed strategy. After such allocation, Strategic Advisers estimates that total annual operating expenses of the fund are expected to decrease by approximately 4 basis points as shown in the table in Appendix H.

Activities and Management of FIAM

FIAM, a Delaware limited liability company with its principal business address at 900 Salem Street, Smithfield, Rhode Island 02917, would serve as sub-adviser to each of the funds pursuant to the Proposed Agreements. Additional information regarding other investment companies with similar investment objectives as the funds above is included in Appendix I.

The Directors and Officers of FIAM are Jeffrey Lagarce, President, Pamela R. Holding, Director and Chief Investment Officer, Carlos PiSierra, Director and Chief Financial Officer, Scott Couto, Director, Executive Vice President, and Head of Distribution, Ian Baker, Senior Vice President, Horace Codjoe, Vice President, Casey M Condron, Director, J. Clay Luby, Treasurer, Eric C. Green, Assistant Treasurer, Jennifer R. Suellentrop, Secretary, David H. Shore, Assistant Secretary, Peter D. Stahl, Assistant Secretary, Linda J. Wondrack, Chief Compliance Officer, Sian Burgess, Chief Compliance Officer - Canada, and Wilson B. Owens, Investment Operations Officer. All of these persons hold or have options to acquire stock or other securities of FMR LLC. The principal business address of the Directors is 900 Salem Street, Smithfield, Rhode Island 02917.

FMR LLC, is the ultimate parent company of FIAM. Information regarding FMR LLC is contained under the section captioned “Activities and Management of Strategic Advisers.”

Material Terms of Proposed Agreements

FIAM is currently approved as a sub-adviser for each of the funds, except Strategic Advisers Income Opportunities Fund, pursuant to existing sub-advisory agreements approved by shareholders (the Existing Agreements). The terms of the Proposed Agreements are substantially similar to the terms of the Existing Agreements. The terms of each Proposed Agreement with FIAM are identical, except for the fee disclosed in Schedule A. The following summary of material terms of the Proposed Agreements with FIAM is qualified in its entirety by reference to the form of the Proposed Agreements attached in Exhibit 1.

Sub-Advisory Services. Pursuant to the Proposed Agreements, if Strategic Advisers allocates all or a portion of a fund’s assets to FIAM, FIAM would provide a program of continuous investment management for the portion of the fund’s assets allocated to it in accordance with that fund’s investment objective and policies as stated in the fund’s prospectus and SAI filed with the SEC on Form N-1A, as amended and supplemented from time to time (the Registration Statement), and such other limitations as the trust, each fund, the Trustees, or Strategic Advisers may impose. FIAM would also vote each fund’s proxies in accordance with the sub-adviser’s proxy voting policies as approved by the Board. FIAM’s investment authority includes authority to invest and reinvest the assets of each fund allocated to it by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use.

Sub-Advisory Fee Rates. Under the terms of the Proposed Agreements, for providing investment management services to a fund, Strategic Advisers will pay FIAM sub-advisory fees based on the net assets of the portion of the fund managed by FIAM. Strategic Advisers, and not the funds, will pay FIAM out of its management fees, subject to the fee schedule below:

Proposal:	Fee Schedule:

2a.	Rate - Sector Managed
0.28% (28 basis points) on all assets

2b - 2d.	Rate - Large Cap Core
0.40% (40 basis points) on the first $100 million in assets
0.30% (30 basis points) on any amount in excess of $100 million in assets

Proposal:	Fee Schedule:

2e - 2g.	Rate – Emerging Markets
0.99% (99 basis points) of the first $150 million in assets
0.95% (95 basis points) on any amount in excess of $150 million in assets

2h.	Rate – High Yield
0.60% (60 basis points) on the first $50 million in assets
0.40% (40 basis points) on the next $50 million in assets
0.30% (30 basis points) on the next $100 million in assets
0.25% (25 basis points) on any assets in excess of $200 million

The assets of all registered investment companies managed by Strategic Advisers and sub-advised by FIAM within the same investment strategy are aggregated for purposes of calculating the effective fee rate (for funds with multi-tiered fee schedules) to be paid to FIAM on behalf of each applicable fund.

Duration. If approved by shareholders, the Proposed Agreements would take effect on or about the first day following shareholder approval and would continue in force until September 30, 2018 and from year to year thereafter, as long as their continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by a the vote of a majority of the outstanding shares of each of the funds.

The Proposed Agreements could be transferred to a successor of FIAM without resulting in a termination and without shareholder approval, as long as the transfer would not constitute an assignment under applicable securities laws and regulations. The Proposed Agreements would be terminable on 60 days’ written notice by Strategic Advisers and on 90 days’ written notice by FIAM and would terminate automatically in the event of its assignment.

Board Approval of Proposed Agreements with FIAM. The factors the Board considered in approving the Proposed Agreements are discussed in Appendix J.

PROPOSALS 3a - 3c

SUB-ADVISORY AGREEMENTS WITH FIA AND SUB-SUBADVISORY AGREEMENTS BETWEEN FIA AND FIA (UK)

Strategic Advisers International Fund, Strategic Advisers International II Fund, and Strategic Advisers Emerging Markets Fund

The primary purpose of proposals 3a-3c is to facilitate approval by shareholders of sub-advisory agreements with FIA and a sub-subadvisory agreement between FIA and FIA (UK) on behalf of each of the above-mentioned funds, which will provide Strategic Advisers with additional investment strategies to allocate a portion of a fund’s assets to FIA and for FIA (UK) to provide investment advice on securities in European markets to FIA, if needed (the “Proposed Agreements”). The approval of the Proposed Agreements will not result in any changes to the portfolio management team at Strategic Advisers currently responsible for allocating assets of each fund among various sub-advisers and/or underlying mutual funds. If Strategic Advisers were to allocate assets to FIA pursuant to the Proposed Agreements, FIA would exercise investment management authority with respect to the portion of fund assets allocated to FIA and FIA (UK) would provide investment advice on securities in European markets to FIA in accordance with such fund’s investment objective, policies and limitations, as disclosed in each fund’s prospectus and SAI, subject to supervision of Strategic Advisers and oversight by the Trustees. You are being asked to vote separately on each of the Proposals 3a-3c, solely with respect to the fund(s) that you own.

If the Proposed Agreements are approved, Strategic Advisers initially does not intend to allocate assets to FIA, but may do so in the future. Therefore, total annual operating expenses are not expected to change as a result of the approval of each Proposed Agreement. However, to illustrate the potential impact of approving each Proposed Agreement, the tables in Appendix H compare current expenses to hypothetical expenses using a hypothetical maximum allocation under each Proposed Agreement. Based on the hypothetical maximum allocations, Strategic Advisers estimates that total annual operating expenses for each fund may increase by 1 to 2 basis points, as outlined in Appendix H.

Activities and Management of FIA and FIA (UK)

FIL Limited, a Bermuda company formed in 1968, is the ultimate parent company of FIA and FIA (UK). Abigail P. Johnson, other Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of of the voting common stock of FIL Limited. At present, the primary business activities of FIL Limited and its subsidiaries are the provision of investment advisory services to non-U.S. Companies and private accounts investing in securities throughout the world.

FIA provides research and investment recommendations with respect to companies based outside of the United States for certain funds for which affiliates of Strategic Advisers act as investment adviser. They may also provide investment advisory services. FIA focuses primarily on companies based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). FIA (UK) focuses primarily on companies based in the U.K. and Europe.

The Directors of FIA are Lori Blackwood, John Ford, Andrew Knights, Allan Pelvang, and Neal Turchiaro. The principal executive officers of FIA are Elizabeth Hickmott, Assistant Secretary, Angel Law, SFC Emergency Contact Person and Compliant Officer, Dawnella Mason,

Deputy Company Secretary, Michael Ng, SFC Emergency Contact Person and Compliant Officer, Rosalie Powell, Company Secretary, Deborah Speight, Alternate Director to all Directors, and Natalie Trusler, Assistant Secretary. The principal business address of each of the Directors and officers is Pembroke Hall, 42 Crow Lane, Pembroke HM 19, Bermuda.

The Directors of FIA (UK) are Andrew Morris, Andy Howse, Andrew Jones, and Andrew Wells. The principal business address of each of the Directors and officers is Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, United Kingdom.

Material Terms of Proposed Agreements

The terms of each Proposed Agreement with FIA are identical. The terms of the Proposed Agreements between FIA and FIA (UK) are identical. The following summary of material terms of the Proposed Agreements with FIA and between FIA and FIA (UK) is qualified in its entirety by reference to the form of the Proposed Agreements with respect to each sub-adviser attached in Exhibit 2.

Sub-Advisory Services. Pursuant to the Proposed Agreements with FIA, if Strategic Advisers were to allocate all or a portion of a fund’s assets to FIA, FIA would provide a program of continuous investment management for the portion of each fund’s assets allocated to it in accordance with that fund’s investment objective and policies as stated in the fund’s Registration Statement, and such other limitations as the trust, each fund, the Trustees, or Strategic Advisers may impose. FIA would also vote each fund’s proxies in accordance with the sub-adviser’s proxy voting policies as approved by the Board. FIA’s investment authority includes authority to invest and reinvest the assets of each fund allocated to it by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use.

Pursuant to the Proposed Agreements between FIA and FIA (UK), FIA may request that FIA (UK) provide non-discretionary investment advice to FIA with respect to all or a portion of each fund’s assets allocated to FIA pursuant to the Proposed Agreements between Strategic Advisers and FIA. Such advice may include factual information, research reports and investment recommendations, as requested by FIA. If requested by FIA, FIA (UK) may also provide discretionary investment management services with respect to all or a portion of the assets allocated to FIA in accordance with the investment objective, policies and limitations stated in each fund’s Registration Statement.

Sub-Advisory Fee Rates. Under the terms of the Proposed Agreements with FIA, for providing investment management services to the fund, Strategic Advisers will pay FIA sub-advisory fees based on the net assets of the portion of the fund managed by FIA. Strategic Advisers, and not the funds, will pay FIA out of its management fees, subject to the fee schedule below:

Proposal:	FIA’s Fee Schedule:

3a - 3c.	Rate -- Regional
0.80% (80 basis points) of the first $100 million in assets
0.75% (75 basis points) on any amount in excess of $100 million in assets

3a - 3c.	Rate -- FIA (UK)
FIA, not Strategic Advisers or the funds, will pay sub-subadvisory fees to FIA (UK) out of its sub-advisory fee.

The assets of all registered investment companies managed by Strategic Advisers and sub-advised by FIA within the same investment strategy are aggregated for purposes of calculating the effective fee rate to be paid to FIA on behalf of each applicable fund.

Duration. If approved by shareholders, the Proposed Agreements would take effect on or about the first day following shareholder approval and would continue in force until September 30, 2018 and from year to year thereafter, as long as their continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by a the vote of a majority of the outstanding shares of each of the funds.

The Proposed Agreements could be transferred to a successor of FIA without resulting in a termination and without shareholder approval, as long as the transfer would not constitute an assignment under applicable securities laws and regulations. The Proposed Agreements would be terminable on 60 days’ written notice by Strategic Advisers and on 90 days’ written notice by FIA and would terminate automatically in the event of its assignment.

Board Approval of Proposed Agreements with FIA and FIA (UK). The factors the Board considered in approving the Proposed Agreements are discussed in Appendix J.

PROPOSALS 4a - 4f

SUB-ADVISORY AGREEMENTS WITH GEODE

Strategic Advisers Core Fund, Strategic Advisers Growth Fund, Strategic Advisers Value Fund, Strategic Advisers Small-Mid Cap Fund, Strategic Advisers International Fund, and Strategic Advisers International II Fund

The primary purpose of proposals 4a-4f is to facilitate approval by shareholders of sub-advisory agreements with Geode on behalf of each of the above-mentioned funds, which will provide additional investment strategies should Strategic Advisers determine to allocate a portion of a fund’s assets to Geode, if needed (the “Proposed Agreements”). The approval of the Proposed Agreements will not result in any changes to the portfolio management team at Strategic Advisers currently responsible for allocating assets of each fund among various sub-advisers and/or underlying mutual funds. If Strategic Advisers were to allocate assets to Geode pursuant to the Proposed Agreements, Geode would exercise investment management authority with respect to the portion of fund assets allocated to Geode in accordance with such fund’s investment objective, policies and limitations, as disclosed in each fund’s prospectus and SAI, subject to supervision of Strategic Advisers and oversight by the Trustees. You are being asked to vote separately on each of the Proposals 4a-4f, solely with respect to the fund(s) that you own.

If the Proposed Agreements are approved, Strategic Advisers initially does not intend to allocate assets to Geode, but may do so in the future. Therefore, total annual operating expenses are not expected to change as a result of the approval of the Proposed Agreements. However, to illustrate the potential impact of approving each Proposed Agreement, the tables in Appendix H compare current expenses to hypothetical expenses using a hypothetical maximum allocation under each Proposed Agreement. Based on the hypothetical maximum allocations, Strategic Advisers estimates that total annual operating expenses for each fund may decrease by up to 3 basis points, as outlined in Appendix H.

Activities and Management of Geode

Geode, a registered investment adviser, is a subsidiary of Geode Capital Holdings, LLC. Geode and Geode Capital Holdings, LLC have principal offices at One Post Office Square, 20th Floor, Boston, Massachusetts 02109. Geode was founded in January 2001 to develop and manage quantitative and investment strategies and to provide advisory and sub-advisory services.

The Directors of Geode are Albert Francke; Jack Haley; F. Corning Kenly; Caleb Loring, III.; Arlene Rockefeller; Eric D. Roiter; and Jennifer Uhrig. The principal executive officers of Geode are Vince Gubitosi, President & Chief Investment Officer, Jeffrey Miller, Chief Operating Officer, Sorin Codreanu, Chief Financial Officer, Joseph Ciardi, Chief Compliance Officer, and Matthew Nevins, General Counsel. The principal business address of each of the Directors of Geode is One Post Office Square, 20th Floor, Boston, Massachusetts 02109.

Shares of Geode Capital Holdings LLC are owned primarily by officers and senior employees of Fidelity (including Mr. Johnson 3d, Abigail P. Johnson, Gerard McGraw, Michael E. Wilens, Jeffrey Lagarce, James MacDonald, Charles S. Morrison II, Kathleen Murphy, and John J. Remondi) and members of their families through partnerships and trusts for their benefit. Mr. Johnson 3d, Ms. Johnson and members of their families indirectly own a majority of the shares through an irrevocable voting trust for their benefit administered by a trustee who is not an interested person of Fidelity or the Johnson family.

Material Terms of Proposed Agreements

The terms of each Proposed Agreement with Geode are identical, except for the fee disclosed in Schedule A. The following summary of material terms of the Proposed Agreements is qualified in its entirety by reference to the form of the Proposed Agreements attached in Exhibit 3.

Sub-Advisory Services. Pursuant to the Proposed Agreements, if Strategic Advisers were to allocate all or a portion of a fund’s assets to Geode, Geode would provide a program of continuous investment management for the portion of each fund’s assets allocated to it in accordance with that fund’s investment objective and policies as stated in the fund’s Registration Statement, and such other limitations as the trust, each fund, the Trustees, or Strategic Advisers may impose. Geode would also vote each fund’s proxies in accordance with the sub-adviser’s proxy voting policies as approved by the Board. Geode’s investment authority includes authority to invest and reinvest the assets of each fund allocated to it by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use.

Sub-Advisory Fee Rates. Under the terms of the Proposed Agreements, for providing investment management services to each fund, Strategic Advisers will pay Geode sub-advisory fees based on the net assets of the portion of the fund managed by Geode. Strategic Advisers, and not the funds, will pay Geode out of its management fees, subject to the fee schedule below:

Proposal:	Fee Schedule:
4a - 4c.	Rate -- Factor-Based
0.125% (12.5 basis points) of the first $500 million in assets
0.10% (10 basis points) of the next $500 million in assets
0.075% (7.5 basis points) on any amount in excess of $1 billion in assets

4d.	Rate -- SMID
0.2125% (21.25 basis points) of the first $500 million in assets
0.20% (20 basis points) of the next $500 million in assets
0.1875% (18.75 basis points) on any amount in excess of $1 billion in assets

4e - 4f.	Rate -- International Factor-Based
0.175% (17.5 basis points) of the first $500 million in assets
0.15% (15 basis points) of the next $500 million in assets
0.125% (12.5 basis points) on any amount in excess of $1 billion in assets

The assets of all registered investment companies managed by Strategic Advisers and sub-advised by Geode within the same investment strategy are aggregated for purposes of calculating the effective fee rate to be paid to Geode on behalf of each applicable fund.

Duration. If approved by shareholders, the Proposed Agreements would take effect on or about the first day following shareholder approval and would continue in force until September 30, 2018 and from year to year thereafter, as long as their continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by a the vote of a majority of the outstanding shares of each of the funds.

The Proposed Agreements could be transferred to a successor of Geode without resulting in a termination and without shareholder approval, as long as the transfer would not constitute an assignment under applicable securities laws and regulations. The Proposed Agreements would be terminable on 60 days’ written notice by Strategic Advisers and on 90 days’ written notice by Geode and would terminate automatically in the event of its assignment.

Board Approval of Proposed Agreements with Geode. The factors the Board considered in approving the Proposed Agreements are discussed in Appendix J.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ADVISORY BOARD MEMBERS AND OFFICERS OF THE TRUST

Howard E. Cox, Jr. and Robert A. Lawrence are Members of the Advisory Board of Fidelity Rutland Square Trust II. The executive officers of the funds include: Brian J. Blackburn, Jeffrey S. Christian, Jonathan Davis, Adrien E. Deberghes, Stephanie J. Dorsey, Howard J. Galligan III, Scott C. Goebel, James D. Gryglewicz, John Hitt, Colm A. Hogan, Chris Maher, John F. Papandrea, Stacie M. Smith, and Renee Stagnone. Additional information about Mr. Cox and other executive officers of the funds can be found in the following table. Additional information regarding Mr. Lawrence is included in Proposal 1.

The executive officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each executive officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation*

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense’s Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin’ Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Name, Year of Birth; Principal Occupation*

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity’s Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2015

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

*	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

BOARD STRUCTURE AND OVERSIGHT FUNCTION AND

STANDING COMMITTEES OF THE TRUST’S CURRENT TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 245 Summer Street, Boston, Massachusetts, 02210. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The funds do not hold annual meetings and therefore do not have a policy with regard to Trustees’ attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings of shareholders.

Roger T. Servison currently is an interested person of the trust and currently serves as an Interested Trustee and Chairman. Following the election of Robert A. Lawrence, Mr. Servison will retire as trustee of the trust. Upon his election, Mr. Lawrence, an interested person of the trust, currently an Advisory Board Member, is expected to serve as interested Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an Interested Trustee and Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

The Board of Trustees has established two committees to supplement the work of the Board as a whole. The members of each committee are Independent Trustees. See Appendix D for the number of meetings each standing committee held during each fund’s last fiscal year end.

The Audit and Compliance Committee is composed of Ms. Butte Liebowitz (Chair), Mr. Aldrich, Mr. Ralph Cox, and Mses. Farrell and Kaplan. All committee members must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. The committee determines whether at least one member of the committee is an “audit committee financial expert” as defined in rules promulgated by the SEC under the Sarbanes-Oxley Act of 2002. The committee normally meets in conjunction with in person meetings of the Board of Trustees, or more frequently as called by the Chair or a majority of committee members. The committee meets separately periodically with the fund’s Treasurer, the fund’s Chief Financial Officer, the fund’s Chief Compliance Officer (CCO), personnel responsible for the internal audit function of FMR LLC, and the fund’s outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the fund for the purpose of preparing or issuing an audit report or related work. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the fund and the fund’s service providers, (ii) the financial reporting processes of the fund, (iii) the independence, objectivity and qualification of the auditors to the fund, (iv) the annual audits of the fund’s financial statements, and (v) the accounting policies and disclosures of the fund. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations (auditor independence regulations) of the SEC. It is responsible for approving all audit engagement fees and terms for the fund and for resolving disagreements between the fund and any outside auditor regarding any fund’s financial reporting, and has sole authority to hire and fire any auditor. Auditors of the fund report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the fund and any service providers consistent with Public Company Accounting Oversight Board (PCAOB) Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence. The committee will discuss with the outside auditors any such disclosed relationships and their impact on the auditor’s independence and objectivity. The committee will receive reports of compliance with provisions of the auditor independence regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the fund’s service providers’ internal controls and reviews with management, internal audit personnel of FMR LLC, and outside auditors the adequacy and effectiveness of the fund’s and service providers’ accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the fund’s ability to record, process, summarize, and report financial data; (ii) any change in the fund’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund’s internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the fund’s or service provider’s internal controls over financial reporting. The committee will review with counsel any legal matters that may have a material impact on the fund’s financial statements and any material reports or inquiries received from regulators or governmental agencies. The committee reviews at least annually a report from the outside auditor describing (i) any material issues raised by the most recent internal quality control review, peer review, or PCAOB examination of the auditing firm and (ii) any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm since the most recent report and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the fund’s financial reporting process from the fund’s Treasurer and outside auditors and will receive reports from any outside auditor relating to (i) critical accounting policies and practices used by the fund, (ii) alternative accounting treatments that the auditor has discussed with Strategic Advisers, and (iii) other material written communications between the auditor and Strategic Advisers (as determined by the auditor). The committee will discuss with Strategic Advisers, the fund’s Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the fund. The committee will review with Strategic Advisers, the fund’s Treasurer, outside auditors, and internal audit personnel of FMR LLC (to the extent relevant) the results of audits of the fund’s financial statements. The committee will discuss regularly and oversee the review of the fund’s major internal controls exposures, the steps that have been taken to monitor and control such exposures, and any risk management programs relating to the fund. The committee also oversees the administration and operation of the compliance policies and procedures of the fund and fund’s service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee of the Board of Trustees or reserved to the Board itself. The committee has responsibility for recommending to the Board the designation of a CCO of the fund. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO and, if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports on significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the fund’s compliance policies as required by Rule 38a-1 and quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws.

The Governance and Nominating Committee is composed of Mr. Ralph Cox (Chair), Mr. Aldrich, and Mses. Butte Liebowitz, Farrell, and Kaplan. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the fund’s or the Board of Trustees’ policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee’s scope of responsibilities, and may retain, at the fund’s expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the fund, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of Strategic Advisers and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective

Independent Trustee in light of the funds’ complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. A current copy of the Governance and Nominating Committee Charter is available on Fidelity’s website (www.fidelity.com) and is attached as Exhibit 4.

MANAGEMENT CONTRACTS WITH STRATEGIC ADVISERS

Each fund has entered into a management contract with Strategic Advisers, pursuant to which Strategic Advisers furnishes investment advisory and other services.

Strategic Advisers, located at 245 Summer Street, Boston, Massachusetts 02210, is the funds’ investment adviser. Information regarding the the date of each fund’s management contract with Strategic Advisers and the date of the last shareholder vote is provided in Appendix K. The management contract for each fund was last approved by Trustees at an in-person meeting held on September 15, 2015.

Management and Sub-Advisory Services. Under the terms of its management contract with each fund, Strategic Advisers acts as investment adviser and, subject to oversight by the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies and limitations. Strategic Advisers is authorized, in its discretion, to allocate each fund’s assets pursuant to its investment strategy. Strategic Advisers or its affiliates provide each fund with all necessary office facilities and personnel for servicing each fund’s investments, compensate all officers of each fund and all Trustees who are interested persons of the trust or of Strategic Advisers, and compensate all personnel of each fund or Strategic Advisers performing services relating to research, statistical and investment activities.

In addition, Strategic Advisers or its affiliates, subject to oversight by the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund’s records and the registration of each fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Under its respective sub-advisory agreement, and subject to oversight by the Board of Trustees, each sub-adviser directs the investment of its allocated portion of each fund’s assets in accordance with each fund’s investment objective, policies and limitations.

Management-Related Expenses (all funds except Strategic Advisers Core Fund). In addition to the management fee payable to Strategic Advisers and the fees payable to the transfer agent and pricing and bookkeeping agent, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. Each fund’s management contract further provides that each fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, each fund’s proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which each fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management-Related Expenses (Strategic Advisers Core Fund). Under the terms of the fund’s management contract, Strategic Advisers, either itself or through an affiliate, is responsible for payment of all operating expenses of the fund with certain exceptions. Specific expenses payable by Strategic Advisers include expenses for typesetting, printing, and mailing proxy materials to shareholders, legal expenses, fees of the custodian, auditor, and interested Trustees, the fund’s proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund’s management contract further provides that Strategic Advisers will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund’s transfer agent agreement, the transfer agent bears these costs. Strategic Advisers also is responsible for the payment of any fees associated with transfer agency services and pricing and bookkeeping services.

Strategic Advisers pays all other expenses of the fund with the following exceptions: fees and expenses of the Independent Trustees, interest on borrowings, taxes, brokerage commissions (if any), shareholder charges (if any) associated with investing in the underlying funds, prime brokerage fees and expenses, including margin interest and payments in lieu of dividends associated with short sale transactions, and such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees.

For the services of Strategic Advisers under each management contract, each fund pays Strategic Advisers a monthly management fee calculated by adding the annual rate of 0.25% of each fund’s average daily net assets throughout the month (Strategic Advisers’ portion of the management fees) plus the total fees payable monthly to each fund’s sub-advisers, if any, based upon each sub-adviser’s respective allocated portion of each fund’s assets; provided, however, that each fund’s contractual maximum aggregate annual management fee, as a percentage of their respective average daily net assets, will not exceed the rates outlined in the table in Appendix L. Each fund’s total management fee may be higher or lower in the future than the management fee reflected in each fund’s hypothetical expense example reflected in Appendix H based on factors such as the portion of fund assets managed by sub-advisers, the allocation of assets by Strategic Advisers between underlying funds and sub-advisers, and the sub-advisory fee rates of the sub-advisers that may manage a fund in the future. However, the management fee of a fund will not exceed the contractual maximum aggregate annual management fee disclosed in each fund’s prospectus (as reflected in Appendix L).

Strategic Advisers has contractually agreed to waive its portion of the management fee for each fund (0.25% of each fund’s average daily net assets) through September 30, 2018. Strategic Advisers may not discontinue or modify the management fee waiver prior to their expiration date without the approval of the Board of Trustees. The approval of the proposed sub-advisory agreements will not result in a change to the maximum aggregate annual management fee payable by shareholders (as indicated in Appendix L), the portion of the management fee retained by Strategic Advisers, if any, or the management fee waiver discussed above.

The following tables show the amount of management fees paid by each fund to Strategic Advisers for the past fiscal year, the amount of waivers reducing management fees for each fund, and the amount of credits reducing management fees for Strategic Advisers Core Fund only.

Fund	Fiscal Year Ended May 31	Amount of Waivers Reducing Management Fees	Amount of Credits Reducing Management Fees	Management Fees Paid to Investment Adviser	Management Fees Paid as a % of Average Net Assets of the Fund

Strategic Advisers Core Fund	2016	$	$	$	%

Strategic Advisers Growth Fund	2016	$	$	$	%

Strategic Advisers Value Fund	2016	$	$	$	%

Fund Names		Fiscal Year Ended February 29	Amount of Waivers Reducing Management Fees	Management Fees Paid to Investment Adviser	Management Fees Paid as a % of Average Net Assets of the Fund

Strategic Advisers Emerging Markets Fund		2016	$ 10,571,319	$ 4,590,725	0.11%

Strategic Advisers Income Opportunities Fund		2016	$ 10,192,668	$ 0	--

Strategic Advisers International Fund		2016	$ 51,610,694	$ 24,499,529	0.12%

Strategic Advisers International II Fund		2016	$ 5,418,102	$ 1,649,462	0.08%

Strategic Advisers Small-Mid Cap Fund		2016	$ 17,774,194	$ 21,925,409	0.31%

Strategic Advisers may, from time to time, voluntarily reimburse all or a portion of each fund’s operating expenses. Strategic Advisers retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns, and repayment of the reimbursement will decrease returns.

ACTIVITIES AND MANAGEMENT OF STRATEGIC ADVISERS

Strategic Advisers, a wholly owned subsidiary of FMR LLC formed in 1988, serves as investment adviser to a number of investment companies.

Strategic Advisers, its officers and directors, its affiliated companies, and the Trustees, may from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by Strategic Advisers. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of Strategic Advisers, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

The Directors of Strategic Advisers are Howard J. Galligan III, Roger T. Servison, and Derek L. Young. Mr. Servison is also a Trustee of the trust and other funds advised by Strategic Advisers. The following people are currently officers of the trust and officers or employees of FMR or FMR LLC: Adrien E. Deberghes, President and Treasurer of the trust, Scott C. Goebel, Vice President of the funds, John Hitt, Secretary and Chief Legal Officer of the trust, John F. Papandrea, Anti-Money Laundering (AML) Officer of the trust, Howard J. Galligan III, Chief Financial Officer of the trust, James D. Gryglewicz, Chief Compliance Officer of the trust, Jeffrey S. Christian, Assistant Treasurer of the trust, Jonathan Davis, Assistant Treasurer of the trust, Stephanie J. Dorsey, Assistant Treasurer of the trust, Colm A. Hogan, Assistant Treasurer of the trust, Chris Maher, Assistant Treasurer of the trust, Stacie M. Smith, Assistant Treasurer of the trust, Renee Stagnone, Assistant Treasurer of the trust, and Brian J. Blackburn, Assistant Secretary of the trust. With the exception of Ralph F. Cox, all of these persons hold or have options to acquire stock or other securities of FMR LLC. The principal business address of each of the Directors of FMR is 245 Summer Street, Boston, Massachusetts 02210.

All of the stock of Strategic Advisers is owned by its parent company, FMR LLC, 245 Summer Street, Boston, Massachusetts 02210, which was organized on October 31, 1972. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Edward C. Johnson 3d and Abigail P. Johnson family, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

SUB-ADVISORY AGREEMENTS

Strategic Advisers has retained the entities outlined in Appendix G to serve as sub-advisers for each fund. Each fund and Strategic Advisers have entered into a sub-advisory agreement with each respective sub-adviser, as applicable, pursuant to which each sub-adviser may provide investment advisory services for each respective fund, as applicable. Under the terms of the each sub-advisory agreement, for providing investment management services to the applicable fund, Strategic Advisers pays the sub-adviser fees based on the average net assets of the portion of the fund managed by that sub-adviser pursuant to an approved strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by the sub-adviser under the applicable strategy. “Aggregated Assets” for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by the sub-adviser pursuant to that strategy.

The following tables show the aggregate amount of sub-advisory fees (if any) paid to unaffiliated sub-advisers under existing sub-advisory agreements for each fund’s most recent fiscal year.

Funds	Fiscal Year Ended May 31	Aggregate Sub-Advisory Fees Paid to Unaffiliated Sub-Adviser(s)	Aggregate Sub-Advisory Fees Paid to Unaffiliated Sub-Adviser(s) as a % of Average Net Assets of the Fund

Strategic Advisers Core Fund	2016	$	%

Strategic Advisers Growth Fund	2016	$	%

Strategic Advisers Value Fund	2016	$	%

Funds	Fiscal Year Ended February 29	Aggregate Sub-Advisory Fees Paid to Unaffiliated Sub-Adviser(s)	Aggregate Sub-Advisory Fees Paid to Unaffiliated Sub-Adviser(s) as a % of Average Net Assets of the Fund

Strategic Advisers Emerging Markets Fund	2016	$ 4,583,993	0.11%

Strategic Advisers Income Opportunities Fund	2016	--	--

Strategic Advisers International Fund	2016	$ 24,478,609	0.12%

Strategic Advisers International II Fund	2016	--	--

Strategic Advisers Small-Mid Cap Fund	2016	$ 21,927,888	0.31%

The following tables show the aggregate amount of sub-advisory fees (if any) paid to FIAM, an affiliated sub-adviser of the funds, for each fund’s most recently completed fiscal year. Appendix M shows the rate of compensation paid to FIAM under each existing agreement.

Funds	Fiscal Year Ended May 31	Sub-Advisory Fees Paid by Strategic Advisers to FIAM	Sub-Advisory Fees Paid by Strategic Advisers to FIAM as a % of Average Net Assets of the Fund

Strategic Advisers Core Fund	2016	$	%

Strategic Advisers Growth Fund	2016	$	%

Strategic Advisers Value Fund	2016	$	%

Funds	Fiscal Year Ended February 29	Sub-Advisory Fees Paid by Strategic Advisers to FIAM	Sub-Advisory Fees Paid by Strategic Advisers to FIAM as a % of Average Net Assets of the Fund

Strategic Advisers Emerging Markets FundA	2016	$ 22,375	0.02%B

Strategic Advisers Income Opportunities Fund	2016	--	--

Strategic Advisers International Fund	2016	--	--

Strategic Advisers International II Fund	2016	$ 1,663,706	0.08%

Strategic Advisers Small-Mid Cap Fund	2016	--	--

A	FIAM began managing a portion of Strategic Advisers Emerging Markets Fund’s assets on February 19, 2016.

B	Annualized.

As Strategic Advisers has agreed to waive its portion of the management fee for each fund, differences between the amount of the management fees paid by each fund, as outlined in the “Management Contracts with Strategic Advisers” section, and the aggregate amount of the sub-advisory fees paid by Strategic Advisers on behalf of the applicable fund, to FIAM and the unaffiliated sub-advisers may be due to expense estimates, which are accrued in the period to which they relate and adjusted when actual amounts are known.

PORTFOLIO TRANSACTIONS

To the extent that Strategic Advisers grants investment management authority over an allocated portion of a fund’s assets to a sub-adviser (see the section entitled “Management Contracts with Strategic Advisers”), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section.

Orders for the purchase or sale of portfolio securities (normally, shares of underlying funds) are placed on behalf of each fund by Strategic Advisers or a sub-adviser, (either itself or through its affiliates), pursuant to authority contained in each management contract and the respective sub-advisory agreement.

Strategic Advisers or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

Each fund will not incur any commissions or sales charges when it invests in affiliated funds, but it may incur such costs when it invests in non-affiliated funds and if it invests directly in other types of securities, such as ETFs.

Strategic Advisers or its affiliates may place trades with certain brokers, including National Financial Services LLC (NFS) and Luminex Trading & Analytics LLC (Luminex), with whom they are under common control or affiliated, provided Strategic Advisers or its affiliates determine that these affiliates’ trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. In addition, Strategic Advisers or its affiliates may place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent. An unaffiliated sub-adviser may also place trades with certain brokers with whom the sub-adviser is affiliated, provided the sub-adviser determines that the affiliates trade execution abilities and costs are comparable to those of non-affiliated qualified brokerage firms.

Appendix N provides information regarding brokerage commissions paid by each fund to affiliated broker-dealers of Strategic Advisers and each sub-adviser, if any.

DISTRIBUTION AGREEMENT

Each fund has entered into a distribution agreement with FDC, an affiliate of Strategic Advisers. The principal business address of FDC is 100 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each fund, which are continuously offered at net asset value. Promotional and administrative expenses in connection with the offer and sale of shares are paid by Strategic Advisers.

If the Proposed Agreements are approved, FDC will continue to provide distribution services to the funds.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Strategic Advisers, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of each agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

Each fund has also entered into a service agent agreement with Fidelity Service Company (FSC), an affiliate of Strategic Advisers (or an agent, including an affiliate). Under the terms of each agreement, FSC calculates the net asset value and dividends for shares and maintains each fund’s portfolio and general accounting records.

Appendix O provides information about transfer agent fees and pricing and bookkeeping fees paid by each fund to FIIOC and FSC, respectively, for each fund’s most recent fiscal year end.

If the Proposed Agreements are approved, FIIOC and FSC will continue to provide transfer agency services and pricing and bookkeeping services, respectively, to the funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of PricewaterhouseCoopers LLP (PwC) has been selected as the independent registered public accounting firm for each fund. PwC, in accordance with Public Company Accounting Oversight Board rules, has confirmed to the trust’s Audit and Compliance Committee that it is the independent registered public accounting firm with respect to the funds.

The independent registered public accounting firm examines annual financial statements for the funds and provides other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The trust’s Audit and Compliance Committee must pre-approve all audit and non-audit services provided by a funds’ independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit and Compliance Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit and Compliance Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to the trust and any non-audit service provided by a fund auditor to Strategic Advisers and entities controlling, controlled by, or under common control with Strategic Advisers that provide ongoing services to the funds (“Fund Service Providers”) that relates directly to the operations and financial reporting of the trust (“Covered Service”) are subject to approval by the Audit and Compliance Committee before such service is provided. All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit and Compliance Committee, or (ii) by oral or written approval of the service by the Chair of the Audit and Compliance Committee (or if the Chair is unavailable, such other member of the Audit and Compliance Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit and Compliance Committee.

Non-audit services provided by a fund audit firm to a fund service provider that do not relate directly to the operations and financial reporting of the trust (“Non-Covered Service”) are reported to the Audit and Compliance Committee on a periodic basis.

The trust’s Audit and Compliance Committee has considered non-audit services that were not pre-approved that were provided by PwC to fund service providers to be compatible with maintaining the independence of PwC in its audit of the funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the funds and their related entities and Strategic Advisers’ review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the fund service providers.

Fees and Services

Appendix P presents fees billed by PwC in each of the last two fiscal years for services rendered to the funds.

Appendix Q presents fees billed by PwC that were required to be approved by the trust’s Audit and Compliance Committee for services that relate directly to the operations and financial reporting of the funds that are rendered on behalf of Fund Service providers.

Appendix R presents the aggregate non-audit fees billed by PwC for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds.

There were no non-audit services approved or required to be approved by the trust’s Audit and Compliance Committee pursuant to the de minimis exception during the funds’ last two fiscal years relating to services provided to (i) the funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the funds.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the trust, attention “Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210. Proposals should identify the fund or funds implicated and must be received a reasonable time before a fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

NOTICE TO BANKS, BROKER-DEALERS AND

VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Investments Institutional Operations Company, Inc., 245 Summer Street, Boston, Massachusetts 02210, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports, if available, you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

AMONG

STRATEGIC ADVISERS, INC.,

FIAM LLC

AND

FIDELITY RUTLAND SQUARE TRUST II

AGREEMENT, made this      day of [month], 2016, among Fidelity Rutland Square Trust II (“Trust”), a Delaware statutory trust, on behalf of [Strategic Advisers Core Fund] [Strategic Advisers Growth Fund] [Strategic Advisers Value Fund] [Strategic Advisers International Fund] [Strategic Advisers International II Fund] [Strategic Advisers Emerging Markets Fund] [Strategic Advisers Income Opportunities Fund] (the “Fund”), Strategic Advisers, Inc. (“Adviser”), a Massachusetts corporation, and FIAM LLC (“Sub-Adviser”), a Delaware limited liability company.

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the Adviser and the Sub-Adviser are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Trust has retained the Adviser to render investment advisory services to the Trust, on behalf of the Fund, pursuant to a Management Contract dated [                      ,        ], as may be amended from time to time (“Advisory Agreement”);

WHEREAS, the Advisory Agreement authorizes the Adviser to delegate to one or more other investment advisers any or all of the Adviser’s duties and obligations under the Advisory Agreement; and

WHEREAS, the Trust and the Adviser wish to retain the Sub-Adviser to render certain investment advisory services to the Fund with respect to the portion of the Fund’s assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, and the Sub-Adviser is willing to render such services.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Adviser, the Sub-Adviser and the Trust as follows:

1.	Appointment

With respect to the portion of the assets of the Fund allocated, from time to time, by the Adviser to the Sub-Adviser, the Trust and the Adviser hereby appoint the Sub-Adviser to act as investment sub-adviser to the Fund for the periods and on the terms set forth herein. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth herein for the compensation provided in Section 8 of this Agreement.

2.	Services and Duties of Investment Sub-Adviser

Subject to the general supervision and oversight of the Adviser and the Board of Trustees of the Trust (the “Board”), the Sub-Adviser will:

(a)        provide a program of continuous investment management for the Fund in accordance with the Fund’s investment objective and policies as stated in the Fund’s prospectus and statement of additional information filed with the Securities and Exchange Commission (“SEC”) on Form N-1A, as amended and supplemented from time to time (the “Registration Statement”) and as provided by the Adviser to the Sub-Adviser;

(b)        invest and reinvest the portion of the assets of the Fund allocated to the Sub-Adviser by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use;

(c)        oversee the placement of purchase and sale orders on behalf of the Fund;

(d)        employ portfolio managers to make investment decisions and securities analysts to provide research services to the Fund;

(e)        subject to the understanding set forth in Section 11(a)(1) of this Agreement, vote all proxies solicited by or with respect to the issuers of securities in which the portion of the assets of the Fund allocated to the Sub-Adviser may be invested in accordance with the Sub-Adviser’s proxy voting policies and procedures as approved by the Board and in a manner that complies with applicable law; maintain records of all proxies voted on behalf of the Fund; and provide information to the Trust, the Adviser or their designated agent in a manner that is sufficiently complete and timely to ensure the Trust’s compliance with its filing obligations under Rule 30b1-4 of the 1940 Act;

(f)        maintain books and records with respect to the Fund’s securities transactions in accordance with applicable laws, rules and regulations; and

(g)        to the extent reasonably requested by the Adviser or officers of the Fund, cooperate with and provide reasonable assistance to the Adviser and the Trust’s other service providers by (1) keeping them fully informed as to such matters that they may reasonably deem necessary with respect to the performance of their obligations to the Fund, (2) providing prompt responses to reasonable requests for information or assistance, including furnishing the Adviser and/or the Fund with statistical information as the Adviser and/or the Fund may reasonably request with respect to the securities that the Fund may hold, and (3) establishing appropriate processes to promote the efficient exchange of information.

The Sub-Adviser further agrees that, in performing its duties hereunder, it will:

(h)        comply in all material respects with (1) the 1940 Act and the Advisers Act and all rules and regulations thereunder and any other applicable federal and state laws and regulations, (2) the rules and regulations of the Commodities Futures Trading Commission, (3) the Internal Revenue Code of 1986, as amended (“Code”), (4) the investment objectives, strategies, policies, limitations and restrictions of the Fund as described in the Registration Statement, (5) the Trust’s Trust Instrument and By-Laws or other organizational documents of the Trust and (6) any written instructions of the Adviser or the Board, provided the Sub-Adviser has had sufficient opportunity to implement such instructions;

The Adviser will provide the Sub-Adviser with advance notice of any change in the Fund’s investment objectives, strategies, policies, limitations and restrictions as stated in the Registration Statement or in any procedures and policies adopted by the Board and/or the Adviser, and the Sub-Adviser shall, in the performance of its duties and obligations under this Agreement and with respect to the portion of the Fund’s assets allocated to the Sub-Adviser, manage the Fund’s portfolio investments in compliance with such changes, provided the Sub-Adviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser and has had sufficient opportunity to implement such changes. In addition to such notice, the Adviser shall provide to the Sub-Adviser a copy of the modified Registration Statement reflecting such changes provided that such Registration Statement was so modified.

(i)        manage the Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M and, if applicable, section 817(h) of the Code and regulations issued thereunder;

(j)        keep the Adviser and/or the Board informed of developments materially affecting the Fund’s portfolio;

(k)       make available to the Board, the Adviser, the Trust’s Chief Compliance Officer (“CCO”) and the Trust’s administrator, promptly upon their request, such copies of its records with respect to the Fund as may be required to assist in their compliance with applicable laws and regulations. As reasonably requested by the Board or the Adviser, the Sub-Adviser will complete periodic or special questionnaires and furnish to the Board and/or the Adviser such periodic and special reports regarding the Fund and the Sub-Adviser including, but not limited to, reports concerning transactions and performance of the Fund, quarterly and annual compliance reports and certifications, reports regarding compliance with the Trust’s procedures pursuant to Rules 17e-1, 17a-7, 10f-3 and 12d3-1 under the 1940 Act (as applicable), fundamental investment restrictions, procedures for opening brokerage accounts and commodity trading accounts, liquidity determinations for securities or other instruments held by the Fund such as, among others, securities purchased pursuant to Rule 144A and 4(2) commercial paper, compliance with the Sub-Adviser’s Code of Ethics, and such other procedures or requirements that the Adviser may reasonably request from time to time;

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(l)        make available to the Board and the Adviser at reasonable times its portfolio managers and other appropriate personnel as mutually agreed by the Adviser and Sub-Adviser, either in person or, at the mutual convenience of the Board, the Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other matters relating to the management of the Fund;

(m)      review draft reports to shareholders and other documents provided to the Sub-Adviser with respect to the information therein that pertains to the Sub-Adviser or the services provided by the Sub-Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis as to the accuracy of the information contained in such reports or other documents;

(n)        use no material, non-public information concerning portfolio companies that may be in its possession or the possession of any of its affiliates, nor will the Sub-Adviser seek to obtain any such information, in providing investment advice or investment management services to the Fund;

(o)        promptly notify the Trust, the Adviser and the Board in the event that the Sub-Adviser or any of its affiliates becomes aware that the Sub-Adviser: (i) is subject to a statutory disqualification that prevents the Sub-Adviser from serving as investment adviser pursuant to this Agreement; (ii) fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (iii) is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority; or (iv) is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, or governmental authority, involving the affairs of the Trust or the Adviser or their affiliates; or is involved in any pending litigation or administrative proceeding involving the affairs of the Trust or the Adviser or their affiliates brought against the Sub-Adviser or any of its management persons (as defined in Rule 206(4)-4 under the Advisers Act). The Sub-Adviser further agrees to notify the Trust and the Adviser promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Trust’s Registration Statement, as amended and supplemented from time to time, regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect. The Sub-Adviser will promptly notify the Trust, the Adviser and the Board if its chief executive officer or any member of the portfolio management team named in the Registration Statement for the Fund changes, or if there is an actual change in control or management of the Sub-Adviser within the meaning of Rules 2a-6 and 202(a)(1)-1 under the 1940 Act and Advisers Act, respectively;

(p)        not disclose information regarding Fund characteristics, trading history, portfolio holdings, performance information or any other related information to any third-party, except in compliance with the Trust’s policies on disclosure of portfolio holdings or as requested by the Adviser; however, Sub-Adviser may include the Fund’s performance information in the calculation of composite performance information, provided that the Fund’s performance information is included in the composite in such as way as to prevent anyone from identifying the information contributed by the Fund. In addition, the Adviser acknowledges that the Sub-Adviser manages other accounts following the same investment strategy as the Fund and that these accounts may have different portfolio holdings disclosure policies;

(q)        provide the Adviser, the Trust or the Board with such information and assurances (including certifications and sub-certifications) as the Adviser, the Trust or the Board may reasonably request from time to time in order to assist the Adviser, the Trust or the Board in complying with applicable laws, rules and regulations, including requirements in connection with the preparation and/or filing of the Fund’s Form N-CSRs and Form N-Qs;

(r)        provide reasonable assistance to the Adviser, custodian or recordkeeping agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Trust’s valuation procedures and/or the Registration Statement, the value of any portfolio securities or other assets of the Fund for which the Adviser, custodian or recordkeeping agent seeks assistance from the Sub-Adviser or identifies for review by the Sub-Adviser. This assistance may include (but is not limited to): (i) designating and providing access to one or more employees of the Sub-Adviser or its affiliates who are knowledgeable about the security/issuer, its financial condition, trading and/or other relevant factors for valuation, which employees shall be available for consultation when the Board’s Valuation Committee convenes; (ii) providing reasonable assistance to the Adviser or the custodian in obtaining bids and offers or quotes from broker/dealers or market-makers with respect to securities held by the Fund, upon the reasonable request of the Adviser or custodian; (iii) upon the request of the Adviser or the custodian, provide assistance in fair valuation of the Trust; and (iv) maintaining records as required by applicable law with respect to any securities valuation assistance provided hereunder, and providing such information to the Adviser or the Trust upon request, with such records being deemed Fund records;

(s)        not consult with any other investment sub-adviser of the Trust (if any), or with the sub-adviser to any other investment company (or separate series thereof) managed by the Adviser concerning the Fund’s transactions in securities or other assets, except for purposes of complying with the conditions of Rule 12d3-1(a) and (b) under the 1940 Act, and, to the extent that multiple sub-advisers may be engaged to provide services to the Fund, the Sub-Adviser shall be responsible for providing investment advisory services only with respect to such portion of the Fund’s assets as may from time to time be allocated to the Sub-Adviser by the Adviser; and

(t)        provide the Trust and the Adviser with a copy of its Form ADV as most recently filed with the SEC and, promptly after filing any material amendment to its Form ADV with the SEC, furnish a copy of such amendments to the Trust and the Adviser; and provide the Trust and the Adviser with a copy of its Form ADV Part II as updated from time to time. The Adviser hereby acknowledges having received a current copy of the Sub-Adviser’s Form ADV Part II, current as of the date hereof.

In performing its obligations under this Agreement, the Sub-Adviser may rely upon information concerning the Fund’s books and records provided to it by the Adviser, the custodian(s) or other agent(s) designated by the Adviser, and will not independently verify the accuracy or completeness of such information. The Sub-Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Sub-Adviser) shall not be liable for any loss, claim or damages related to such reliance.

3.	Obligations of the Adviser and the Fund

The Adviser will provide, or has provided, to the Sub-Adviser, with a copy of the Registration Statement as filed with the SEC, and of the policies and procedures adopted by the Board and/or the Adviser which the Sub-Adviser is required to implement in managing the portion of the assets of the Fund allocated to the Sub-Adviser or such other information or documents necessary for the management of the Sub-Adviser’s allocated portion of Fund assets as the Sub-Adviser shall reasonably request or as required by applicable law or regulation. Throughout the term of this Agreement, the Adviser shall continue to provide such information and documents to the Sub-Adviser, including any amendments, updates or supplements to such information or documents before or at the time the amendments, updates or supplements become effective.

4.	Brokerage

The Sub-Adviser may place orders pursuant to its investment determinations for the Fund directly with the issuers of the securities, or with brokers or dealers selected by the Sub-Adviser. The Sub-Adviser may open and maintain brokerage accounts of all types on behalf of and in the name of the Fund. The Sub-Adviser may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Sub-Adviser deems desirable or appropriate. In selecting brokers or dealers to execute transactions on behalf of the Fund, the Sub-Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for the Fund transaction, the Sub-Adviser will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) provided to the Fund and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. The parties hereto acknowledge that it is desirable for the Trust that the Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by broker-dealers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser may cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Sub-Adviser to the Fund in compliance with Section 28(e) of the 1934 Act. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser’s services to other clients. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder and subject to any other applicable laws and regulations, the Sub-Adviser and its affiliates are authorized to effect portfolio transactions for the Fund and to retain brokerage commissions on such transactions. The Sub-Adviser may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of securities for the Fund with orders for its other clients where: (i) such aggregation or bunching of orders is not inconsistent

25

with the Fund’s investment objectives, policies and procedures, (ii) the allocation of the securities so purchased or sold, as well as the allocation of expenses incurred in any such transaction, shall be made by the Sub-Adviser in a manner that complies with the Sub-Adviser’s trade allocation policies and procedures approved by the Board and is fair and equitable in the judgment of the Sub-Adviser and is consistent with the Sub-Adviser’s fiduciary obligations to the Fund and each of its other clients.

5.	Books, Records and Regulatory Filings

(a)        The Sub-Adviser agrees to maintain and to preserve for the applicable periods any such records as are required to be maintained by the Sub-Adviser with respect to the Fund by the 1940 Act and rules adopted thereunder, and by any other applicable laws, rules and regulations. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records upon request.

(b)        The Sub-Adviser agrees that it shall furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder that may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws, rules and regulations.

(c)        The Sub-Adviser shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act with respect to its duties as are set forth herein. The Sub-Adviser also shall make all required filings on Schedule 13D or 13G and Form 13F (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) as may be required of the Fund due to the activities of the Sub-Adviser. The Sub-Adviser shall be the sole filer of Form 13F with respect to the portion of the assets of the Fund allocated to the Sub-Adviser by the Adviser.

6.	Standard of Care, Limitation of Liability and Indemnification

(a)        The Sub-Adviser shall exercise its best judgment in rendering the services under this Agreement. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, the Adviser or the Fund, or affiliated persons of the Adviser or the Fund (collectively, the “Adviser Indemnitees”) in connection with the matters to which this Agreement relates except a loss resulting from the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under this Agreement; provided, however, that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser Indemnitees for, and the Sub-Adviser shall indemnify and hold harmless the Adviser Indemnitees from, any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) to which any of the Adviser Indemnitees may become subject arising out of or resulting from (i) the Sub-Adviser’s failure to meet its standard of care and thereby causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund’s current Registration Statement or the most current written guidelines, policies or instruction provided in writing by the Board or the Adviser, (ii) the Sub-Adviser causing the Fund to fail to satisfy the diversification or source of income requirements of Subchapter M and, if applicable, section 817(h) of the Code and the regulations issued thereunder, (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, shareholder reports, advertisements, sales literature, or other materials pertaining to the Trust or the Fund or the omission to state therein a material fact known to the Sub-Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser for use therein, or (iv) the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under this Agreement, or otherwise for breach of this Agreement by the Sub-Adviser. In addition, the Sub-Adviser shall indemnify and hold harmless the Trust and the Fund from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) to which either the Trust or the Fund may become subject directly arising out of or resulting from a breach of fiduciary duty by the Sub-Adviser under Section 36(b) of the 1940 Act with respect to the receipt of compensation for its services under this Agreement. Notwithstanding the foregoing, nothing contained in this Agreement shall constitute a waiver or limitation of rights that the Trust or the Fund may have under federal or state securities laws.

(b)        The Sub-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument or other organizational document of the Trust and agrees that any obligations of the Trust or the Fund arising in connection with this Agreement shall be limited in all cases to the Fund and its assets, and the Sub-Adviser shall not seek satisfaction of any such obligation from any other fund of the Trust or the shareholders or any individual shareholder of the Fund. Nor shall the Sub-Adviser seek satisfaction of any such obligation from the trustees of the Trust (each, a “Trustee” and, together, the “Trustees”) or any individual Trustee or any officers.

(c)        As used in this Section 6, the term “Sub-Adviser” shall include any officers, directors, employees, independent contractors or other affiliates of the Sub-Adviser performing services with respect to the Fund.

(d)        The Adviser agrees to indemnify and hold harmless the Sub-Adviser from and against, any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) to which the Sub-Adviser may become subject directly arising out of or resulting from, the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

7.	Risk Acknowledgement

The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Fund, whether on a relative or absolute basis. The Adviser understands that investment decisions made for the Fund by the Sub-Adviser are subject to various market, currency, economic, political, business and structure risks and that those investment decisions will not always be profitable.

8.	Compensation

The Sub-Adviser shall be compensated for the services rendered pursuant to this Agreement in accordance with the terms set forth on Schedule A attached hereto.

9.	Expenses

The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, excluding those costs of the Fund associated with brokerage activities. The Sub-Adviser shall bear all expenses and costs of the Trust (including reasonable attorney’s fees), if any, arising out of a termination or possible termination of this Agreement as a result of an assignment caused by a change of control or management of the Sub-Adviser, including the preparation and mailing of an information statement to shareholders pursuant to a “manager-of-managers” exemptive order from the SEC, or the preparation, mailing, solicitation and other costs associated with the use of a proxy statement relating to a shareholder vote in respect of a new sub-advisory agreement. The foregoing obligations of the Sub-Adviser shall apply in any circumstance in which the Adviser, in consultation with internal or outside counsel to the Trust, deems that an actual or possible assignment of this Agreement has or may occur, and determines that an information statement should be used, or a vote of shareholders should be obtained, as the case may be.

10.	Services to Other Companies or Accounts

The investment advisory services of the Sub-Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to other investment companies and clients (whether or not their investment objective and policies are similar those of the Fund) and to engage in other activities, provided that such other services and activities do not interfere with or impair the Sub-Adviser’s ability to fulfill its duties and obligations under this Agreement. If the Sub-Adviser provides any advice to its clients concerning investment in the shares of the Fund, the Sub-Adviser shall act solely for such clients in that regard and not in any way on behalf of the Adviser, the Trust or the Fund.

11.	Compliance Matters

(a)        The Sub-Adviser understands and agrees that it is a “service provider” to the Trust as contemplated by Rule 38a-1 under the 1940 Act. As such, the Sub-Adviser agrees to cooperate fully with the Adviser and the Trust and its Trustees and officers, including the Trust’s CCO, with respect to (i) any and all compliance-related matters, and (ii) the Trust’s efforts to assure that each of its service providers adopts and maintains policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as that term is defined by Rule 38a-1) by the Trust, the Adviser and the Sub-Adviser. In this regard, the Sub-Adviser shall:

 (1)        submit to the Board for its consideration and approval, prior to the effective date of this Agreement, the Sub-Adviser’s applicable compliance policies and procedures;

 (2)        submit annually (and at such other times as the Trust may reasonably request) to the Trust’s CCO and the Adviser for consideration by the Board, a report discussing the adequacy and effectiveness of the Sub-Adviser’s compliance program, and fully describing any material amendments to such compliance program since the most recent such report;

27

 (3)        provide periodic reports and certifications concerning the Sub-Adviser’s compliance program and special reports in the event of material compliance matters;

 (4)        provide the Adviser and the Trust and its Trustees and officers with reasonable access, including on-site visits with the Sub-Adviser as may be reasonably requested from time to time, to information regarding the aspects of the Sub-Adviser’s compliance program that may expose the Adviser and the Trust to compliance risks or lead to a violation by the Trust, the Adviser or the Sub-Adviser of the federal securities laws;

 (5)        permit the Adviser and the Trust and its Trustees and officers to maintain an active working relationship with the Sub-Adviser’s compliance personnel by, among other things, providing the Adviser and the Trust’s CCO and other officers with a specified individual within the Sub-Adviser’s organization to discuss and address compliance-related matters;

 (6)        provide the Adviser and its chief compliance officer and the Trust and its Trustees and officers, including the Trust’s CCO, with such certifications as may be reasonably requested; and

 (7)        reasonably cooperate with any independent registered public accounting firm engaged by the Trust, ensure that all reasonably necessary information and the appropriate personnel are made available to such independent registered public accounting firm, to support the expression of the independent registered public accounting firm’s opinion, and each year provide the Adviser and such independent registered public accounting firm with a copy of the annual SAS 70 Report prepared by the Sub-Adviser’s independent auditors regarding the Sub-Adviser’s internal controls.

(b)        The Sub-Adviser represents, warrants and covenants that it has implemented and shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act.

(c)        Notwithstanding anything to the contrary herein, the Adviser acknowledges that Sub-Adviser is not the compliance agent for the Trust or for the Adviser, and does not have access to all of the Trust’s books and records necessary to perform certain compliance testing. Any of the Sub-Adviser’s agreement to perform the services in this Section 11 or elsewhere in this Agreement is subject to the understanding that the Sub-Adviser shall perform such services based upon its books and records with respect to the Fund, which comprise a portion of the Trust’s book and records.

12.	Duration and Termination

(a)        This Agreement shall be effective immediately as of the date set forth above and shall continue in effect for two years from its effective date with respect to the Fund, unless sooner terminated as provided herein, and shall continue year to year thereafter, provided each continuance is specifically approved at least annually by (i) the vote of a majority of the Trustees or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Trustees who are neither (A) parties to this Agreement nor (B) “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person (to the extent required by the 1940 Act) at a meeting called for the purpose of voting on such approval.

(b)        This Agreement is terminable with respect to the Fund, without penalty, on sixty (60) days’ written notice to the Sub-Adviser: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a “majority” (as defined in the 1940 Act) of the shares of the Fund or (ii) by the Adviser. This Agreement is terminable with respect to the Fund, without penalty, by the Sub-Adviser upon ninety (90) days’ written notice to the Adviser and the Trust. In addition, this Agreement will terminate with respect to the Fund in the event of the termination of the Advisory Agreement with respect to the Fund. This Agreement will be terminated automatically in the event of its “assignment” (as defined in the 1940 Act).

(c)        In the event of a termination of this Agreement for any reason with respect to the Fund, the Sub-Adviser shall reasonably cooperate with any transition manager or successor investment sub-adviser and with the Adviser in transitioning the management of the Fund to one or more new sub-advisers or to the Adviser, including, without limitation, providing the transition manager, at such intervals as the transition manager may request, with a list of holdings for the portion of Fund assets under the Sub-Adviser’s management and such other information as required by the transition management agreement, into which the Adviser and the transition manager will, at that time, enter.

(d)        Termination of this Agreement shall not affect the rights or obligations of the Adviser, the Adviser Indemnitees and the Sub-Adviser under Section 6 of this Agreement.

13.	Use of Name

(a)        The Sub-Adviser hereby consents to the use of its name and the names of its affiliates in the Fund’s disclosure documents, shareholder communications, advertising, sales literature and similar communications. The Sub-Adviser shall not use the name or any tradename, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof of the Adviser, the Trust, the Fund or any of their affiliates in its marketing materials unless it first receives prior written approval of the Trust and the Adviser.

(b)        It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name, is the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by, and in accordance with the terms of, this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

14.	Confidential Information

(a)        Each party agrees that it will treat confidentially all information provided by any other party (the “Discloser”) regarding the Discloser’s businesses and operations, including without limitation the investment activities or holdings of the Fund (“Confidential Information”). All Confidential Information provided by the Discloser shall be used only by the other party hereto (the “Recipient”) solely for the purposes of rendering services pursuant to this Agreement, and shall not be disclosed to any third party without the prior consent of the Discloser, except for any party that is under common control with the Recipient and except for a limited number of employees, attorneys, accountants and other advisers of the Recipient on a need-to-know basis and solely for the purposes of rendering services under this Agreement.

(b)        Confidential Information shall not include any information that: (i) is public when provided or thereafter becomes public through no wrongful act of the Recipient; (ii) is demonstrably known to the Recipient prior to execution of this Agreement; (iii) is independently developed by the Recipient through no wrongful act of the Recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the trade at the time that the Recipient learns of such information or knowledge; or (v) has been rightfully and lawfully obtained by the Recipient from any third party.

(c)        In the event that the Recipient is requested or required (by deposition, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demand or similar process), in connection with any proceeding, to disclose any of the Discloser’s Confidential Information, the Recipient will give the Discloser prompt written notice of such request or requirement to allow the Discloser an opportunity to obtain a protective order or otherwise obtain assurances that confidential treatment will be accorded to such Confidential Information. In the event that such protective order or other remedy is not obtained, disclosure shall be made of only that portion of the Confidential Information that is legally required to be disclosed. All Confidential Information disclosed as required by law shall nonetheless continue to be deemed Confidential Information.

15.	Amendment

This Agreement may be amended in writing signed by the parties to this Agreement in a manner that is in accordance with applicable laws, rules and regulations, as modified or interpreted by any applicable order, exemptive relief or interpretative release issued by the SEC.

16.	Notices

All notices hereunder shall be provided in writing, by facsimile or by email. Notices shall be deemed given if delivered in person or by messenger, certified mail with return receipt, or by a reputable overnight delivery service that provides evidence of receipt to the parties; upon receipt if sent by fax; or upon read receipt or reply if delivered by email, at the following addresses:

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If to the Trust:	Fidelity Rutland Square Trust II
245 Summer Street
Boston, MA 02210
Attn.: John Hitt

If to the Adviser:	Strategic Advisers, Inc.
245 Summer Street
Boston, MA 02210
Attn.: Chief Operating Officer

With Copy to:	Strategic Advisers, Inc.
245 Summer Street
Boston, MA 02210
Attn.: Karen Benoit

Strategic Advisers, Inc.
245 Summer Street
Boston, MA 02210
Attn.: Nicholas Karafotias

If to the Sub-Adviser:	FIAM LLC
900 Salem Street
Smithfield, RI 02917
Attn: Casey Condron
casey.condron@fmr.com

17.	Miscellaneous

(a)        This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

(b)        Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

(c)        This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

(d)        This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of The Commonwealth of Massachusetts, without giving effect to the choice of laws provisions of that or any other jurisdiction. To the extent that the applicable laws of The Commonwealth of Massachusetts conflict with the applicable provisions of the 1940 Act, the latter shall control. The parties irrevocably consent to submit to the jurisdiction of any federal or state court sitting in The Commonwealth of Massachusetts.

(e)        If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)        Notwithstanding anything herein to the contrary, the Sub-Adviser shall be an independent contractor. Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Adviser, the Trust or the Fund, except to the extent expressly authorized by this Agreement.

[The remainder of this page is intentionally left blank.]

Schedule A

[Pursuant to Section 8 of the Investment Sub-Advisory Agreement (the “Agreement”) among Fidelity Rutland Square Trust II (“Trust”), on behalf of [Strategic Advisers Core Fund] (the “Fund”), Strategic Advisers, Inc. (the “Adviser”) and FIAM LLC (the “Sub-Adviser”), the Sub-Adviser shall be compensated for the services it performs on behalf of the Fund as follows:

1.        For purposes of calculating the fee to be paid to the Sub-Adviser under this Agreement:

“Portfolio Assets” shall mean the portion of the net assets of the Fund managed by the Sub-Adviser pursuant to the following investment strategy as agreed to by the Adviser and the Sub-Adviser in a separately negotiated investment mandate: Sector Managed (a “Strategy”).

“Aggregated Assets” for a particular Strategy shall mean the assets of all registered investment companies managed by the Adviser that are managed by the Sub-Adviser pursuant to that Strategy, including Portfolio Assets.

2         The Adviser will pay the Sub-Adviser a fee, payable monthly, based on average daily Portfolio Assets (computed in the manner set forth in the Trust’s Trust Instrument) determined as of the close of business on each business day throughout the calendar month. The Sub-Adviser’s fee shall be calculated using the effective rate applicable to Aggregated Assets managed pursuant to a specific Strategy based on the following rate schedules.

Rate - Sector Managed

0.28% (28 basis points) on all assets

The Sub-Adviser’s fee shall be computed monthly and, within twelve business days of the end of each calendar month, the Adviser shall transmit to the Sub-Adviser the fee for the previous month. Payment shall be made in federal funds wired to a bank account designated by the Sub-Adviser. If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated on the basis of the number of business days it is so in effect for that month.

The Sub-Adviser agrees to look exclusively to the Adviser, and not to any assets of the Trust or the Fund, for the payment of the Sub-Adviser’s fees arising under this Paragraph 2.]

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Schedule A

[Pursuant to Section 8 of the Investment Sub-Advisory Agreement (the “Agreement”) among Fidelity Rutland Square Trust II (“Trust”), on behalf of [Strategic Advisers Core Fund] [Strategic Advisers Growth Fund] [Strategic Advisers Value Fund] (the “Fund”), Strategic Advisers, Inc. (the “Adviser”) and FIAM LLC (the “Sub-Adviser”), the Sub-Adviser shall be compensated for the services it performs on behalf of the Fund as follows:

1.        For purposes of calculating the fee to be paid to the Sub-Adviser under this Agreement:

“Portfolio Assets” shall mean the portion of the net assets of the Fund managed by the Sub-Adviser pursuant to the following investment strategy as agreed to by the Adviser and the Sub-Adviser in a separately negotiated investment mandate: Large Cap Core (a “Strategy”).

“Aggregated Assets” for a particular Strategy shall mean the assets of all registered investment companies managed by the Adviser that are managed by the Sub-Adviser pursuant to that Strategy, including Portfolio Assets.

2         The Adviser will pay the Sub-Adviser a fee, payable monthly, based on average daily Portfolio Assets (computed in the manner set forth in the Trust’s Trust Instrument) determined as of the close of business on each business day throughout the calendar month. The Sub-Adviser’s fee shall be calculated using the effective rate applicable to Aggregated Assets managed pursuant to a specific Strategy based on the following rate schedules.

Rate - Large Cap Core

0.40% (40 basis points) on the first $100 million in assets

0.30% (30 basis points) on any amount in excess of $100 million in assets

The Sub-Adviser’s fee shall be computed monthly and, within twelve business days of the end of each calendar month, the Adviser shall transmit to the Sub-Adviser the fee for the previous month. Payment shall be made in federal funds wired to a bank account designated by the Sub-Adviser. If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated on the basis of the number of business days it is so in effect for that month.

The Sub-Adviser agrees to look exclusively to the Adviser, and not to any assets of the Trust or the Fund, for the payment of the Sub-Adviser’s fees arising under this Paragraph 2.]

Schedule A

[Pursuant to Section 6 of the Investment Sub-Advisory Agreement (the “Agreement”) among Fidelity Rutland Square Trust II (“Trust”), on behalf of [Strategic Advisers International Fund] [Strategic Advisers International II Fund] [Strategic Advisers Emerging Markets Fund] (the “Fund”), Strategic Advisers, Inc. (the “Adviser”) and FIAM LLC (the “Sub-Adviser”), the Sub-Adviser shall be compensated for the services it performs on behalf of the Fund as follows:

1.        For purposes of calculating the fee to be paid to the Sub-Adviser under this Agreement:

“Portfolio Assets” shall mean the portion of the net assets of the Fund managed by the Sub-Adviser pursuant to the following investment strategy as agreed to by the Adviser and the Sub-Adviser in a separately negotiated investment mandate: Emerging Markets (each a “Strategy”).

“Aggregated Assets” for a particular Strategy shall mean the assets of all registered investment companies managed by the Adviser that are managed by the Sub-Adviser pursuant to that Strategy, including Portfolio Assets.

2         The Adviser will pay the Sub-Adviser a fee, payable monthly, based on average daily Portfolio Assets (computed in the manner set forth in the Trust’s Trust Instrument) determined as of the close of business on each business day throughout the calendar month. The Sub-Adviser’s fee shall be calculated using the effective rate applicable to Aggregated Assets managed pursuant to a specific Strategy based on the following rate schedules.

Rate – Emerging Markets

0.99% (99 basis points) of the first $150 million in assets

0.95% (95 basis points) on any amount in excess of $150 million in assets

The Sub-Adviser’s fee shall be computed monthly and, within twelve business days of the end of each calendar month, the Adviser shall transmit to the Sub-Adviser the fee for the previous month. Payment shall be made in federal funds wired to a bank account designated by the Sub-Adviser. If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated on the basis of the number of business days it is so in effect for that month.

The Sub-Adviser agrees to look exclusively to the Adviser, and not to any assets of the Trust or the Fund, for the payment of the Sub-Adviser’s fees arising under this Paragraph 2.]

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Schedule A

[Pursuant to Section 8 of the Investment Sub-Advisory Agreement (the “Agreement”) among Fidelity Rutland Square Trust II (“Trust”), on behalf of [Strategic Advisers Income Opportunities Fund] (the “Fund”), Strategic Advisers, Inc. (the “Adviser”) and FIAM LLC (the “Sub-Adviser”), the Sub-Adviser shall be compensated for the services it performs on behalf of the Fund as follows:

1.        For purposes of calculating the fee to be paid to the Sub-Adviser under this Agreement:

“Portfolio Assets” shall mean the portion of the net assets of the Fund managed by the Sub-Adviser pursuant to the following investment strategy as agreed to by the Adviser and the Sub-Adviser in a separately negotiated investment mandate: High Yield (a “Strategy”).

“Aggregated Assets” for a particular Strategy shall mean the assets of all registered investment companies managed by the Adviser that are managed by the Sub-Adviser pursuant to that Strategy, including Portfolio Assets.

2         The Adviser will pay the Sub-Adviser a fee, payable monthly, based on average daily Portfolio Assets (computed in the manner set forth in the Trust’s Trust Instrument) determined as of the close of business on each business day throughout the calendar month. The Sub-Adviser’s fee shall be calculated using the effective rate applicable to Aggregated Assets managed pursuant to a specific Strategy based on the following rate schedules.

Rate – High Yield

0.60% (60 basis points) on the first $50 million in assets

0.40% (40 basis points) on the next $50 million in assets

0.30% (30 basis points) on the next $100 million in assets

0.25% (25 basis points) on any assets in excess of $200 million

The Sub-Adviser’s fee shall be computed monthly and, within twelve business days of the end of each calendar month, the Adviser shall transmit to the Sub-Adviser the fee for the previous month. Payment shall be made in federal funds wired to a bank account designated by the Sub-Adviser. If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated on the basis of the number of business days it is so in effect for that month.

The Sub-Adviser agrees to look exclusively to the Adviser, and not to any assets of the Trust or the Fund, for the payment of the Sub-Adviser’s fees arising under this Paragraph 2.]

EXHIBIT 2

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

AMONG

STRATEGIC ADVISERS, INC.,

FIL INVESTMENT ADVISORS

AND

FIDELITY RUTLAND SQUARE TRUST II

AGREEMENT, made this [  ] day of [month], [year] among Fidelity Rutland Square Trust II (“Trust”), a Delaware statutory trust, on behalf of [Strategic Advisers International Fund] [Strategic Advisers International II Fund] [Strategic Advisers Emerging Markets Fund] (the “Fund”), Strategic Advisers, Inc. (“Adviser”), a Massachusetts corporation, and FIL Investment Advisors (“Sub-Adviser”), a [                                         ].

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the Adviser and the Sub-Adviser are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Trust has retained the Adviser to render investment advisory services to the Trust, on behalf of the Fund, pursuant to a Management Contract dated [                     ,        ], as may be amended from time to time (“Advisory Agreement”);

WHEREAS, the Advisory Agreement authorizes the Adviser to delegate to one or more other investment advisers any or all of the Adviser’s duties and obligations under the Advisory Agreement; and

WHEREAS, the Trust and the Adviser wish to retain the Sub-Adviser to render certain investment advisory services to the Fund with respect to the portion of the Fund’s assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, and the Sub-Adviser is willing to render such services.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Adviser, the Sub-Adviser and the Trust as follows:

1.	Appointment

The Trust and the Adviser hereby appoint the Sub-Adviser to act as investment sub-adviser to the Fund with respect to the portion of the Fund’s assets allocated, from time to time, by the Adviser to the Sub-Adviser (the “Portfolio”), for the periods and on the terms set forth herein. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth herein for the compensation provided in Section 7 of this Agreement.

2.	Services and Duties of Investment Sub-Adviser

Subject to the general supervision and oversight of the Adviser and the Board of Trustees of the Trust (the “Board”), the Sub-Adviser will:

(a)        provide a program of continuous investment management for the Portfolio in accordance with the Fund’s investment objective and policies as stated in the Fund’s prospectus and statement of additional information filed with the Securities and Exchange Commission (“SEC”) on Form N-1A, as amended and supplemented from time to time (the “Registration Statement”), and such other limitations as the Trust, the Fund, the Board or the Adviser may impose with respect to the Portfolio by notice to the Sub-Adviser;

(b)       invest and reinvest the assets of the Portfolio by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use in respect of the Portfolio;

(c)        oversee the placement of purchase and sale orders on behalf of the Fund in respect of the Portfolio;

(d)        employ portfolio managers to make investment decisions and securities analysts to provide research services to the Fund in respect of the Portfolio;

(e)        subject to the understanding set forth in Section 10(a)(1) of this Agreement, vote all proxies solicited by or with respect to the issuers of securities in which the assets of the Portfolio may be invested in accordance with the Sub-Adviser’s proxy voting policies and procedures and in a manner that complies with applicable law; maintain records of all proxies voted on behalf of the Fund in respect of the Portfolio; and provide information to the Trust, the Adviser or their designated agent in a manner that is sufficiently complete and timely to ensure the Trust’s compliance with its filing obligations under Rule 30b1-4 of the 1940 Act;

(f)         maintain books and records with respect to the Fund’s securities transactions in respect of the Portfolio, in accordance with applicable laws, rules and regulations; and

(g)        to the extent reasonably requested by the Adviser or officers of the Fund, cooperate with and provide reasonable assistance to the Adviser and the Trust’s other service providers by (1) keeping them fully informed as to such matters that they may reasonably deem necessary with respect to the performance of their obligations to the Fund, (2) providing prompt responses to reasonable requests for information or assistance, and (3) establishing appropriate processes to promote the efficient exchange of information.

In providing those services, the Sub-Adviser will provide the Adviser and the Fund with an ongoing and continuous investment program in respect of the Portfolio. In addition, the Sub-Adviser will furnish the Adviser and/or the Fund with statistical information as the Adviser and/or the Fund may reasonably request with respect to the securities or other investments in which the assets of the Portfolio may be invested.

The Sub-Adviser further agrees that, in performing its duties hereunder, it will:

(h)         The Sub-Adviser further agrees that, in performing its duties hereunder, it will comply in all material respects with the applicable sections of (1) the 1940 Act and the Advisers Act and all rules and regulations thereunder, (2) any other applicable laws and regulations, including but not limited to applicable securities and anti-corruption laws and regulations, (3) the Sub-Adviser’s compliance policies and procedures, (4) the rules and regulations of the Commodities Futures Trading Commission, (5) the Internal Revenue Code of 1986, as amended (“Code”), (6) the investment objectives, strategies, policies, limitations and restrictions of the Fund as described in the Registration Statement, (7) the Trust’s Trust Instrument and By-Laws and (8) any written instructions of the Adviser or the Board.;

(i)          manage the assets of the Portfolio to comply with the following requirements of the Code and regulations issued thereunder: section 851(b)(2) and section 851(b)(3) (and, if applicable, section 817(h)); provided, however, that with respect to the 10% voting securities test contained in section 851(b)(3)(A)(ii), the Sub-Adviser will comply with such requirements as the Trust, the Fund or its Adviser shall furnish to the Sub-Adviser from time to time;

(j)          keep the Adviser and/or the Board informed of developments materially affecting the Fund’s portfolio;

(k)         make available to the Board, the Adviser, the Fund’s Chief Compliance Officer (“CCO”) and the Trust’s administrator, promptly upon their request, such copies of its records with respect to the Fund as may be required to assist in their compliance with applicable laws and regulations. As reasonably requested by the Board or the Adviser, the Sub-Adviser will complete periodic or special questionnaires and furnish to the Board and/or the Adviser such periodic and special reports regarding the Fund and the Sub-Adviser including, but not limited to, reports concerning transactions and performance of the Portfolio, quarterly and annual compliance reports and certifications, reports regarding compliance with the Trust’s procedures pursuant to Rules 17e-1, 17a-7, 10f-3 and 12d3-1 under the 1940 Act (as applicable), quarterly reports identifying material compliance matters and any material changes to the Sub-Adviser’s compliance program (including revisions to compliance policies and procedures), fundamental investment restrictions, procedures for opening brokerage accounts and commodity trading accounts, liquidity determinations for securities or other instruments held by the Portfolio such as, among others, securities purchased pursuant to Rule 144A and 4(2) commercial paper, compliance with the Sub-Adviser’s Code of Ethics, and such other procedures or requirements that the Adviser may reasonably request from time to time;

(l)          make available to the Board and the Adviser at reasonable times its portfolio managers and other appropriate personnel as mutually agreed by the Adviser and Sub-Adviser, either in person or, at the mutual convenience of the Board, the Adviser and the Sub-Adviser, by telephone or other electronic media, in order to review the investment policies, performance and other matters relating to the management of the Fund;

(m)        review draft reports to shareholders, registration statements or portions thereof that relate to the Portfolio or the Sub-Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis as to the accuracy of the information contained in such reports or other documents;

36

(n)        use no material, non-public information concerning portfolio companies that may be in its possession or the possession of any of its affiliates, nor will the Sub-Adviser seek to obtain any such information, in providing investment advice or investment management services to the Fund;

(o)        promptly notify the Trust, the Adviser and the Board in the event that the Sub-Adviser or any of its affiliates becomes aware that the Sub-Adviser: (i) is subject to a statutory disqualification that prevents the Sub-Adviser from serving as investment adviser pursuant to this Agreement; (ii) fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (iii) is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority; or (iv) is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, or governmental authority, involving the affairs of the Trust or the Adviser or their affiliates; or is involved in any pending litigation or administrative proceeding brought against the Sub-Adviser or any of its management persons. The Sub-Adviser further agrees to notify the Trust and the Adviser promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Trust’s Registration Statement, as amended and supplemented from time to time, regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect. The Sub-Adviser will promptly notify the Trust, the Adviser and the Board if its chief executive officer or any member of the portfolio management team named in the Registration Statement for the Fund changes, or if there is an actual change in control or management of the Sub-Adviser within the meaning of Rules 2a-6 and 202(a)(1)-1 under the 1940 Act and Advisers Act, respectively;

(p)        not disclose information regarding Portfolio or Fund characteristics, trading history, portfolio holdings, performance information or any other related information to any third-party, except in compliance with the Trust’s policies on disclosure of portfolio holdings;

(q)        provide the Adviser, the Trust or the Board with such information and assurances (including certifications and sub-certifications) as the Adviser, the Trust or the Board may reasonably request from time to time in order to assist the Adviser, the Trust or the Board in complying with applicable laws, rules and regulations, including requirements in connection with the preparation and/or filing of the Fund’s Form N-CSRs and Form N-Qs;

(r)         provide assistance to the Adviser, custodian or recordkeeping agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Fund for which the Adviser, custodian or recordkeeping agent seeks assistance from the Sub-Adviser or identifies for review by the Sub-Adviser. This assistance includes (but is not limited to): (i) designating and providing access to one or more employees of the Sub-Adviser who are knowledgeable about the security/issuer, its financial condition, trading and/or other relevant factors for valuation, which employees shall be available for consultation when the Board’s Valuation Committee convenes; (ii) assisting the Adviser or the custodian in obtaining bids and offers or quotes from broker/dealers or market-makers with respect to securities held by the Fund, upon the reasonable request of the Adviser or custodian; (iii) upon the request of the Adviser or the custodian, confirming pricing and providing recommendations for fair valuations; and (iv) maintaining adequate records and written backup information with respect to the securities valuation assistance provided hereunder, and providing such information to the Adviser or the Trust upon request, with such records being deemed Fund records;

(s)         not consult with any other investment sub-adviser of the Trust (if any), or with the sub-adviser to any other investment company (or separate series thereof) managed by the Adviser concerning the Fund’s transactions in securities or other assets, except for purposes of complying with the conditions of Rule 12d3-1(a) and (b) under the 1940 Act, and, to the extent that multiple sub-advisers may be engaged to provide services to the Fund, the Sub-Adviser shall be responsible for providing investment advisory services only with respect to the Portfolio allocated to the Sub-Adviser by the Adviser; and

(t)         provide the Trust and the Adviser with a copy of its Form ADV as most recently filed with the SEC, notify the Adviser on a quarterly basis of any amendments to the Sub-Adviser’s Form ADV and furnish a copy of such amendments to the Trust and the Adviser; and provide the Trust and the Adviser with a copy of its Form ADV Part 2A as updated from time to time.

The Sub-Adviser further agrees that it may perform any or all the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as it believes reasonably necessary to assist it in carrying out its obligations under this Agreement. However, the Sub-Adviser may not retain the services of any entity that would be an “investment adviser”, as that term is defined in the 1940 Act, to the Fund unless any agreement with such entity has been approved by (i) a majority of the Trust’s Board of Trustees, including a majority of the Independent Trustees, and (ii) to the extent necessary, the vote of a majority of the outstanding voting securities of the Fund.

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3.	Brokerage

The Sub-Adviser may place orders pursuant to its investment determinations for the Fund directly with the issuers of the securities, or with brokers or dealers selected by the Sub-Adviser. The Sub-Adviser may, in respect of the Portfolio, open and maintain brokerage accounts of all types on behalf of and in the name of the Fund. The Sub-Adviser may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Sub-Adviser deems desirable or appropriate. In selecting brokers or dealers to execute transactions on behalf of the Fund, the Sub-Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for the Fund transaction, the Sub-Adviser will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) provided to the Fund and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. The parties hereto acknowledge that it is desirable for the Trust that the Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by broker-dealers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser may cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Sub-Adviser to the Fund in compliance with Section 28(e) of the 1934 Act. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser’s services to other clients. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder and subject to any other applicable laws and regulations, the Sub-Adviser and its affiliates are authorized to effect portfolio transactions for the Fund and to retain brokerage commissions on such transactions. The Sub-Adviser may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of securities for the Fund with orders for its other clients where: (i) such aggregation or bunching of orders is not inconsistent with the Fund’s investment objectives, policies and procedures, (ii) the allocation of the securities so purchased or sold, as well as the allocation of expenses incurred in any such transaction, shall be made by the Sub-Adviser in a manner that complies with the trade allocation policies and procedures approved by the Board and is fair and equitable in the judgment of the Sub-Adviser and is consistent with the Sub-Adviser’s fiduciary obligations to the Fund and each of its other clients.

4.	Books, Records and Regulatory Filings

(a)        The Sub-Adviser agrees to maintain and to preserve for the applicable periods any such records as are required to be maintained by the Sub-Adviser with respect to the Fund by the 1940 Act and rules adopted thereunder, and by any other applicable laws, rules and regulations. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records upon request; provided, however, that the Sub-Adviser may retain copies of such records for the applicable periods they are required by law to be retained, and thereafter shall destroy such records.

(b)        The Sub-Adviser agrees that it shall furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder that may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws, rules and regulations.

(c)        The Sub-Adviser shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act with respect to its duties as are set forth herein. The Sub-Adviser also shall make all required filings on Schedule 13D or 13G and Form 13F (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) in respect of the Portfolio as may be required of the Fund due to the activities of the Sub-Adviser. The Sub-Adviser shall be the sole filer of Form 13F with respect to the Portfolio of the Fund.

5.	Class Action Filings

The Sub-Adviser is not responsible for making any class action filings on behalf of the Trust.

6.	Standard of Care, Limitation of Liability and Indemnification

(a)        The Sub-Adviser shall exercise its best judgment in rendering the services under this Agreement. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, the Adviser or the Fund, or affiliated persons of the Adviser or the Fund (collectively, the “Adviser Indemnitees”) in connection with the matters to which this Agreement relates except a loss

38

resulting from the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under this Agreement; provided, however, that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser Indemnitees for, and the Sub-Adviser shall indemnify and hold harmless the Adviser Indemnitees from, any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) to which any of the Adviser Indemnitees may become subject arising out of or resulting from (i) the Sub-Adviser causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund’s current Registration Statement or the most current written guidelines, policies or instruction provided in writing by the Board or the Adviser, (ii) the Sub-Adviser causing the Fund to fail to satisfy the requirements set forth in Section 2(i) hereof, (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Sub-Adviser or the Portfolio managed by the Sub-Adviser or the omission to state therein a material fact known to the Sub-Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser for use therein, or (iv) a breach of this Agreement by the Sub-Adviser. In addition, the Sub-Adviser shall indemnify and hold harmless the Trust and the Fund from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) to which either the Trust or the Fund may become subject directly arising out of or resulting from a breach of fiduciary duty by the Sub-Adviser under Section 36(b) of the 1940 Act with respect to the receipt of compensation for its services under this Agreement. Notwithstanding the foregoing, nothing contained in this Agreement shall constitute a waiver or limitation of rights that the Trust or the Fund may have under federal or state securities laws.

(b)        The Sub-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument or other organizational document of the Trust and agrees that any obligations of the Trust or the Fund arising in connection with this Agreement shall be limited in all cases to the Fund and its assets, and the Sub-Adviser shall not seek satisfaction of any such obligation from any other fund of the Trust or the shareholders or any individual shareholder of the Fund. Nor shall the Sub-Adviser seek satisfaction of any such obligation from the trustees of the Trust (each, a “Trustee” and, together, the “Trustees”) or any individual Trustee or any officers.

(c)        As used in this Section 6, the term “Sub-Adviser” shall include any officers, Trustees, employees, independent contractors or other affiliates of the Sub-Adviser performing services with respect to the Fund.

(d)        The Adviser agrees to indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) to which the Sub-Adviser may become subject directly arising out of or resulting from, the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

7.	Compensation

The Sub-Adviser shall be compensated for the services rendered pursuant to this Agreement in accordance with the terms set forth on Schedule A attached hereto.

8.	Expenses

The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, excluding those costs of the Fund associated with brokerage activities. The Sub-Adviser shall bear all expenses and costs of the Trust (including reasonable attorney’s fees), if any, arising out of a termination or possible termination of this Agreement as a result of an assignment caused by a change of control or management of the Sub-Adviser, including the preparation and mailing of an information statement to shareholders pursuant to a “manager-of-managers” exemptive order from the SEC, or the preparation, mailing, solicitation and other costs associated with the use of a proxy statement relating to a shareholder vote in respect of a new sub-advisory agreement. The foregoing obligations of the Sub-Adviser shall apply in any circumstance in which the Adviser, in consultation with internal or outside counsel to the Trust, deems that an actual or possible assignment of this Agreement has or may occur, and determines that an information statement should be used, or a vote of shareholders should be obtained, as the case may be.

9.	Services to Other Companies or Accounts

The investment advisory services of the Sub-Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to other investment companies and clients (whether or not their investment objective and policies are similar those of the Fund) and to engage in other activities, provided that such other services and activities do not interfere with or impair the Sub-Adviser’s ability to fulfill its duties and obligations under this Agreement. If the Sub-Adviser provides any advice to its clients concerning investment in the shares of the Fund, the Sub-Adviser shall act solely for such clients in that regard and not in any way on behalf of the Adviser, the Trust or the Fund.

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10.	Compliance Matters

(a)        The Sub-Adviser understands and agrees that it is a “service provider” to the Trust as contemplated by Rule 38a-1 under the 1940 Act. As such, the Sub-Adviser agrees to cooperate fully with the Adviser and the Trust and its Trustees and officers, including the Fund’s CCO, with respect to (i) any and all compliance-related matters, and (ii) the Trust’s efforts to assure that each of its service providers adopts and maintains policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as that term is defined by Rule 38a-1) by the Trust, the Adviser and the Sub-Adviser. In this regard, the Sub-Adviser shall:

(1)       submit to the Board for its consideration and approval, prior to the effective date of this Agreement, the Sub-Adviser’s compliance program, it being understood that the Sub-Adviser’s obligation under Section 2(e) of this Agreement to vote all proxies solicited by or with respect to the issuers of securities in which the assets of the Portfolio may be invested shall be subject to the fulfillment of the condition that the Board approve the Sub-Adviser’s proxy voting policies and procedures;

(2)       submit annually (and at such other times as the Trust may reasonably request) to the Fund’s CCO and the Adviser for consideration by the Board, a report discussing the adequacy and effectiveness of the Sub-Adviser’s compliance program, and fully describing any material amendments to such compliance program since the most recent such report;

(3)       provide periodic reports, certifications and information concerning the Sub-Adviser’s compliance program including, but not limited to, the following;

 (i)       Quarterly Compliance Certifications, including any required attachments, no later than the tenth (10th) business day after each calendar quarter; and

 (ii)       Annual Report on Code of Ethics Matters, including any required attachments, no later than the fifteenth (15th) business day of October each year.

(4)       provide the Adviser and the Trust and its Trustees and officers with reasonable access to information regarding the Sub-Adviser’s compliance program, which access shall include on-site visits with the Sub-Adviser as may be reasonably requested from time to time;

(5)       permit the Adviser and the Trust and its Trustees and officers to maintain an active working relationship with the Sub-Adviser’s compliance personnel by, among other things, providing the Adviser and the Fund’s CCO and other officers with a specified individual within the Sub-Adviser’s organization to discuss and address compliance-related matters;

(6)       provide the Adviser and its chief compliance officer and the Trust and its Trustees and officers, including the Fund’s CCO, with such certifications as may be reasonably requested; and

(7)       reasonably cooperate with any independent registered public accounting firm engaged by the Trust, ensure that all reasonably necessary information and the appropriate personnel are made available to such independent registered public accounting firm, to support the expression of the independent registered public accounting firm’s opinion, and each year provide the Adviser and such independent registered public accounting firm with a copy of the most recent SSAE 16 Report prepared by the Sub-Adviser’s independent auditors regarding the Sub-Adviser’s internal controls.

(b)        The Sub-Adviser represents, warrants and covenants that it has implemented and shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act.

11.	Duration and Termination

(a)        This Agreement shall be effective immediately as of the date set forth above and shall continue in effect for two years from its effective date with respect to the Fund, unless sooner terminated as provided herein, and shall continue year to year thereafter, provided each continuance is specifically approved at least annually by (i) the vote of a majority of the Trustees or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Trustees who are neither (A) parties to this Agreement nor (B) “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person (to the extent required by the 1940 Act) at a meeting called for the purpose of voting on such approval.

(b)        This Agreement is terminable with respect to the Fund, without penalty, on sixty (60) days’ written notice to the Sub-Adviser: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a “majority” (as defined in the 1940 Act) of the

40

shares of the Fund or (ii) by the Adviser. This Agreement is terminable with respect to the Fund, without penalty, by the Sub-Adviser upon ninety (90) days’ written notice to the Adviser and the Trust. In addition, this Agreement will terminate with respect to the Fund in the event of the termination of the Advisory Agreement with respect to the Fund. This Agreement will be terminated automatically in the event of its “assignment” (as defined in the 1940 Act).

(c)        In the event of a termination of this Agreement for any reason with respect to the Fund, the Sub-Adviser shall reasonably cooperate with any transition manager or successor investment sub-adviser and with the Adviser in transitioning the management of the Portfolio to one or more new sub-advisers or to the Adviser, including, without limitation, providing the transition manager, at such intervals as the transition manager may request, with a list of holdings for the Portfolio and such other information as required by the transition management agreement, into which the Adviser and the transition manager will, at that time, enter. The Sub-Adviser shall deliver to Adviser all periodic compliance reports, certifications and information applicable to the period of Sub-Adviser’s services provided under this Agreement, including annual compliance reports and certifications.

(d)        Termination of this Agreement shall not affect the rights or obligations of the Adviser, the Adviser Indemnitees and the Sub-Adviser under Section 6 of this Agreement.

12.	Use of Name

(a)        The Sub-Adviser hereby consents to the use of its name and the names of its affiliates in the Fund’s disclosure documents, shareholder communications, advertising, sales literature and similar communications. The Sub-Adviser shall not use the name or any tradename, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof of the Adviser, the Trust, the Fund or any of their affiliates in its marketing materials unless it first receives prior written approval of the Trust and the Adviser.

(b)        It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name, is the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by, and in accordance with the terms of, this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

13.	Confidential Information

(a)        Each party agrees that it will treat confidentially all information provided by any other party (the “Discloser”) regarding the Discloser’s businesses and operations, including without limitation the investment activities or holdings of the Portfolio or the Fund (“Confidential Information”). All Confidential Information provided by the Discloser shall be used only by the other party hereto (the “Recipient”) solely for the purposes of rendering services pursuant to this Agreement, and shall not be disclosed to any third party, without the prior consent of the Discloser, except for a limited number of employees, attorneys, accountants and other advisers of the Recipient and its affiliates on a need-to-know basis and solely for the purposes of rendering services under this Agreement.

(b)        Confidential Information shall not include any information that: (i) is public when provided or thereafter becomes public through no wrongful act of the Recipient; (ii) is demonstrably known to the Recipient prior to execution of this Agreement; (iii) is independently developed by the Recipient through no wrongful act of the Recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the trade at the time that the Recipient learns of such information or knowledge; or (v) has been rightfully and lawfully obtained by the Recipient from any third party.

(c)        In the event that the Recipient is requested or required (by deposition, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demand or similar process), in connection with any proceeding, to disclose any of the Discloser’s Confidential Information, the Recipient will give the Discloser prompt written notice of such request or requirement to allow the Discloser an opportunity to obtain a protective order or otherwise obtain assurances that confidential treatment will be accorded to such Confidential Information. In the event that such protective order or other remedy is not obtained, disclosure shall be made of only that portion of the Confidential Information that is legally required to be disclosed. All Confidential Information disclosed as required by law shall nonetheless continue to be deemed Confidential Information.

14.	Amendment

This Agreement may be amended in writing signed by the parties to this Agreement in a manner that is in accordance with applicable laws, rules and regulations, as modified or interpreted by any applicable order, exemptive relief or interpretative release issued by the SEC.

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15.	Notices

All notices hereunder shall be provided in writing, by facsimile or by email. Notices shall be deemed given if delivered in person or by messenger, certified mail with return receipt, or by a reputable overnight delivery service that provides evidence of receipt to the parties; upon receipt if sent by fax; or upon read receipt or reply if delivered by email, at the following addresses:

If to the Trust:	Fidelity Rutland Square Trust II
245 Summer Street
Boston, MA 02210
Attn.: John Hitt

If to the Adviser:	Strategic Advisers, Inc.
245 Summer Street
Boston, MA 02210
Attn.: Chief Operating Officer

With Copy to:	Strategic Advisers, Inc.
245 Summer Street
Boston, MA 02210
Attn.: Karen Benoit

Strategic Advisers, Inc.
245 Summer Street
Boston, MA 02210
Attn.: Nicholas Karafotias

If to the Sub-Adviser:	[ ]
[ ]
[ ]
[ ]

With a copy to:	[ ]
[ ]
[ ]
[ ]

16.	Miscellaneous

(a)        This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

(b)        Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

(c)        This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

(d)        This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of The Commonwealth of Massachusetts, without giving effect to the choice of laws provisions of that or any other jurisdiction. To the extent that the applicable laws of The Commonwealth of Massachusetts conflict with the applicable provisions of the 1940 Act, the latter shall control. The parties irrevocably consent to submit to the jurisdiction of any federal or state court sitting in The Commonwealth of Massachusetts.

(e)        If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

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(f)        Notwithstanding anything herein to the contrary, the Sub-Adviser shall be an independent contractor. Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Adviser, the Trust or the Fund, except to the extent expressly authorized by this Agreement.

[The remainder of this page is intentionally left blank.]

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Schedule A

[Pursuant to Section 7 of the Investment Sub-Advisory Agreement (the “Agreement”) among Fidelity Rutland Square Trust II (“Trust”), on behalf of [Strategic Advisers International Fund] [Strategic Advisers International II Fund] [Strategic Advisers Emerging Markets Fund] (the “Fund”), Strategic Advisers, Inc. (the “Adviser”) and FIL Investment Advisors (the “Sub-Adviser”), the Sub-Adviser shall be compensated for the services it performs on behalf of the Fund as follows:

1.        For purposes of calculating the fee to be paid to the Sub-Adviser under this Agreement:

“Portfolio Assets” shall mean the portion of the net assets of the Fund managed by the Sub-Adviser pursuant to the following investment strategy as agreed to by the Adviser and the Sub-Adviser in a separately negotiated investment mandate: Regional (a “Strategy”).

“Aggregated Assets” for a particular Strategy shall mean the assets of all registered investment companies managed by the Adviser that are managed by the Sub-Adviser pursuant to that Strategy, including Portfolio Assets.

2        The Adviser will pay the Sub-Adviser a fee, payable monthly, based on average daily Portfolio Assets (computed in the manner set forth in the Trust’s Trust Instrument) determined as of the close of business on each business day throughout the calendar month. The Sub-Adviser’s fee shall be calculated using the effective rate applicable to Aggregated Assets managed pursuant to a specific Strategy based on the following rate schedule.

Rate -- Regional

0.80% (80 basis points) of the first $100 million in assets

0.75% (75 basis points) on any amount in excess of $100 million in assets

The Sub-Adviser’s fee shall be computed monthly and, within twelve business days of the end of each calendar month, the Adviser shall transmit to the Sub-Adviser the fee for the previous month. Payment shall be made in federal funds wired to a bank account designated by the Sub-Adviser. If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated on the basis of the number of business days it is so in effect for that month.

The Sub-Adviser agrees to look exclusively to the Adviser, and not to any assets of the Trust or the Fund, for the payment of the Sub-Adviser’s fees arising under this Paragraph 2.

The Sub-Adviser agrees that the fee rates paid to the Sub-Adviser pursuant to this Schedule A shall not be in excess of the fee rates at equivalent asset size charged by the Sub-Adviser to any other client with respect to a fund or account being managed by the Sub-Adviser having a substantially similar investment objective, style and strategy as the Portfolio.]

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FORM OF

SUB-ADVISORY AGREEMENT

between

FIL INVESTMENT ADVISORS (UK) LIMITED

And

FIL INVESTMENT ADVISORS

AGREEMENT made this day of                   , 20    , by and between FIL Investment Advisors (UK) Limited, Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, United Kingdom (hereinafter called the “UK Sub-Advisor”) and FIL Investment Advisors, a Bermuda company with principal offices at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda (hereinafter called the “Sub-Advisor”).

WHEREAS Strategic Advisers, a Massachusetts corporation (hereinafter called the “Advisor”), has entered into a Management Contract with Fidelity Rutland Square Trust II, a Delaware statutory trust, which may issue one or more series (hereinafter called the “Trust”) on behalf of [Strategic Advisers International Fund] [Strategic Advisers International II Fund] [Strategic Advisers Emerging Markets Fund] (hereinafter called the “Fund”), pursuant to which the Advisor is to act as investment advisor to the Fund, and

WHEREAS, the Sub-Advisor has entered into a Sub-Advisory Agreement with the Advisor (the “Sub-Advisory Agreement”) pursuant to which the Sub-Advisor, directly or through certain of its subsidiaries or other affiliated persons, shall provide investment advice or investment management and order execution services to the Fund, and

WHEREAS the UK Sub-Advisor has personnel in Western Europe and has been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located outside of North America, principally in the UK and Europe.

NOW THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Sub-Advisor and the UK Sub-Advisor agree as follows:

1.         Duties: The Sub-Advisor may, in its discretion, appoint the UK Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Fund, in connection with the Sub-Advisor’s duties under the Sub-Advisory Agreement. The services and the portion of the investments of the Fund advised or managed by the UK Sub-Advisor shall be as agreed upon from time to time by the Sub-Advisor and the UK Sub-Advisor. The UK Sub-Advisor shall pay the salaries and fees of all personnel of the UK Sub-Advisor performing services for the Fund relating to research, statistical and investment activities.

(a)        Investment Advice: If and to the extent requested by the Sub-Advisor, the UK Sub-Advisor shall provide investment advice to the Sub-Advisor with respect to all or a portion of the investments of the Fund, and in connection with such advice shall furnish the Sub-Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b)        Investment Management: If and to the extent requested by the Sub-Advisor, the UK Sub-Advisor shall manage all or a portion of the investments of the Fund in accordance with the investment objective, policies and limitations provided in the Fund’s registration statement or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the “1940 Act”) and rules thereunder, as amended from time to time, the Trust Instrument of the Fund, as amended from time to time (the “Trust Instrument”), and such other limitations as the Trust or the Advisor may impose with respect to the Fund by notice to the UK Sub-Advisor. With respect to the portion of the investments of the Fund under its management, the UK Sub-Advisor is authorized to make investment decisions on behalf of the Fund with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the UK Sub-Advisor may select. The UK Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Sub-Advisor, to provide additional investment management services to the Fund, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Fund. All investment management and any other activities of the UK Sub-Advisor shall at all times be subject to the control and direction of the Sub-Advisor, the Advisor and the Trust’s Board of Trustees.

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2.        Information to be Provided to the Trust and the Advisor: The UK Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust, the Advisor, and the Sub-Advisor as the Trust’s Board of Trustees, the Advisor or the Sub-Advisor may reasonably request from time to time, or as the UK Sub-Advisor may deem to be desirable.

3.        Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the UK Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Fund’s account with brokers or dealers selected by the UK Sub-Advisor, which may include brokers or dealers affiliated with the Advisor, Sub-Advisor or UK Sub-Advisor. The UK Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Fund and/or to the other accounts over which the UK Sub-Advisor, the Sub-Advisor or Advisor exercise investment discretion. The UK Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the UK Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the UK Sub-Advisor, the Sub-Advisor or the Advisor have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

4.        Compensation: The Sub-Advisor shall compensate the UK Sub-Advisor on the following basis for the services to be furnished hereunder.

(a)       Sub-Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the UK Sub-Advisor a monthly sub-advisory fee (the “UK Sub-Advisory Fee”). The UK Sub-Advisory Fee shall be equal to 110% of the UK Sub-Advisor’s costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The UK Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Sub-Advisor or Advisor, if any, in effect from time to time.

(b)       Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the UK Sub-Advisor a monthly investment management fee (the “UK Investment Management Fee”). The UK Investment Management Fee shall be equal to a percentage of the monthly average net assets of the Fund managed by the UK Sub-Advisor pursuant to subparagraph 1(b) of this Agreement, calculated on a cumulative basis based upon a monthly average of the aggregate of all net assets managed by the UK Sub-Advisor on behalf of the Sub-Advisor pursuant to sub-advisory arrangements (“Average Group Assets”) in accordance with the following fee schedule:

Average Group Assets	Annualized Fee Rate (For Each Level)

$0 - $500 million	0.30% (30 basis points)
$500 million - $1 billion	0.25% (25 basis points)
over $1 billion	0.20% (20 basis points)

, provided that in no event shall the UK Investment Management Fee exceed 50% of the sub-advisory fees received by the Sub-Advisor in respect of the Fund from the Advisor pursuant to the Sub-Advisory Agreement, and provided further that, for purposes of calculating the fee rates set forth above, any assets managed by the UK Sub-Advisor on behalf of the Sub-Advisor pursuant to a sub-advisory arrangement where a fee cap is being applied to reduce the UK Sub-Advisor’s fee to less than the rates set forth above shall be excluded from Average Group Assets.

(c)        Provision of Multiple Services: If the UK Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph

(b) of paragraph 1 for the same portion of the investments of the Fund for the same period, the fees paid to the UK Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

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5.          Expenses: It is understood that the Fund will pay all of its expenses other than those expressly stated to be payable by the UK Sub-Advisor hereunder, by the Sub-Advisor under the Sub-Advisory Agreement or by the Advisor under the Management Contract with the Fund.

6.          Interested Persons: It is understood that the Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor, the Sub-Advisor or the UK Sub-Advisor as Trustees, officers or otherwise and that Trustees, officers and stockholders of the Advisor, the Sub-Advisor or the UK Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor, the Sub-Advisor or the UK Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

7.          Services to Other Companies or Accounts: The Services of the UK Sub-Advisor to the Sub- Advisor are not to be deemed to be exclusive, the UK Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the UK Sub-Advisor’s ability to meet all of its obligations hereunder. The UK Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor, the Sub-Advisor or the Trust.

Nothing in this Agreement will constitute a partnership between the Advisor, the Sub-Advisor, the UK Sub-Advisor and the Trust. Nothing in this Agreement makes the UK Sub-Advisor an agent of the Advisor, Sub-Advisor or the Trust and the UK Sub-Advisor has no authority whatsoever to exercise discretionary powers over the global portfolios and investment funds, except as provided pursuant to paragraph 1(b) herein, of the Advisor, Sub-Advisor and the Trust, or otherwise to bind the Advisor’s and the Trust’s assets under management.

The UK Sub-Advisor shall furnish services as an independent contractor and not as an employee or agent of either the Advisor, Sub-Advisor or the Trust. The UK Sub-Advisor has no power or authority to act for, represent, or bind the Advisor, Sub-Advisor or the Trust or any company affiliated with either of them.

8.          Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the UK Sub-Advisor, the UK Sub-Advisor shall not be subject to liability to the Sub-Advisor, the Advisor, the Trust or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9.          Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until September 30, 20    , and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund.

(b) This Agreement may be modified by mutual consent of the Advisor, the UK Sub-Advisor, the Sub-Advisor and the Fund subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the “Commission”) or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor, the UK Sub-Advisor or the Fund may, at any time on sixty (60) days’ prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees, or with respect to the Fund by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

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10.        Limitation of Liability: The UK Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument or other organizational document of the Trust and agrees that any obligations of the Trust or the Fund arising in connection with this Agreement shall be limited in all cases to the Fund and its assets, and the UK Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund. Nor shall the UK Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11.        Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions there-of.

The terms “registered investment company,” “vote of a majority of the outstanding voting securities,” “assignment,” and “interested persons,” when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

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EXHIBIT 3

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

AMONG

STRATEGIC ADVISERS, INC.,

GEODE CAPITAL MANAGEMENT

AND

FIDELITY RUTLAND SQUARE TRUST II

AGREEMENT, made this [_] day of [month], [year] among Fidelity Rutland Square Trust II (“Trust”), a Delaware statutory trust, on behalf of [Strategic Advisers Core Fund] [Strategic Advisers Growth Fund] [Strategic Advisers Value Fund] [Strategic Advisers Small-Mid Cap Fund] [Strategic Advisers International Fund] [Strategic Advisers International II Fund] (the “Fund”), Strategic Advisers, Inc. (“Adviser”), a Massachusetts corporation, and Geode Capital Management (“Sub-Adviser”), a [                                         ].

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the Adviser and the Sub-Adviser are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Trust has retained the Adviser to render investment advisory services to the Trust, on behalf of the Fund, pursuant to a Management Contract dated [                             ,         ], as may be amended from time to time (“Advisory Agreement”);

WHEREAS, the Advisory Agreement authorizes the Adviser to delegate to one or more other investment advisers any or all of the Adviser’s duties and obligations under the Advisory Agreement; and

WHEREAS, the Trust and the Adviser wish to retain the Sub-Adviser to render certain investment advisory services to the Fund with respect to the portion of the Fund’s assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, and the Sub-Adviser is willing to render such services.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Adviser, the Sub-Adviser and the Trust as follows:

1.	Appointment

The Trust and the Adviser hereby appoint the Sub-Adviser to act as investment sub-adviser to the Fund with respect to the portion of the Fund’s assets allocated, from time to time, by the Adviser to the Sub-Adviser (the “Portfolio”), for the periods and on the terms set forth herein. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth herein for the compensation provided in Section 7 of this Agreement.

2.	Services and Duties of Investment Sub-Adviser

Subject to the general supervision and oversight of the Adviser and the Board of Trustees of the Trust (the “Board”), the Sub-Adviser will:

(a)          provide a program of continuous investment management for the Portfolio in accordance with the Fund’s investment objective and policies as stated in the Fund’s prospectus and statement of additional information filed with the Securities and Exchange Commission (“SEC”) on Form N-1A, as amended and supplemented from time to time (the “Registration Statement”), and such other limitations as the Trust, the Fund, the Board or the Adviser may impose with respect to the Portfolio by notice to the Sub-Adviser;

(b)          invest and reinvest the assets of the Portfolio by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use in respect of the Portfolio;

(c)          oversee the placement of purchase and sale orders on behalf of the Fund in respect of the Portfolio;

(d)          employ portfolio managers to make investment decisions and securities analysts to provide research services to the Fund in respect of the Portfolio;

(e)          subject to the understanding set forth in Section 10(a)(1) of this Agreement, vote all proxies solicited by or with respect to the issuers of securities in which the assets of the Portfolio may be invested in accordance with the Sub-Adviser’s proxy voting policies and procedures and in a manner that complies with applicable law; maintain records of all proxies voted on behalf of the Fund in respect of the Portfolio; and provide information to the Trust, the Adviser or their designated agent in a manner that is sufficiently complete and timely to ensure the Trust’s compliance with its filing obligations under Rule 30b1-4 of the 1940 Act;

(f)           maintain books and records with respect to the Fund’s securities transactions in respect of the Portfolio, in accordance with applicable laws, rules and regulations; and

(g)          to the extent reasonably requested by the Adviser or officers of the Fund, cooperate with and provide reasonable assistance to the Adviser and the Trust’s other service providers by (1) keeping them fully informed as to such matters that they may reasonably deem necessary with respect to the performance of their obligations to the Fund, (2) providing prompt responses to reasonable requests for information or assistance, and (3) establishing appropriate processes to promote the efficient exchange of information.

In providing those services, the Sub-Adviser will provide the Adviser and the Fund with an ongoing and continuous investment program in respect of the Portfolio. In addition, the Sub-Adviser will furnish the Adviser and/or the Fund with statistical information as the Adviser and/or the Fund may reasonably request with respect to the securities or other investments in which the assets of the Portfolio may be invested.

The Sub-Adviser further agrees that, in performing its duties hereunder, it will:

(h)         The Sub-Adviser further agrees that, in performing its duties hereunder, it will comply in all material respects with the applicable sections of (1) the 1940 Act and the Advisers Act and all rules and regulations thereunder, (2) any other applicable laws and regulations, including but not limited to applicable securities and anti-corruption laws and regulations, (3) the Sub-Adviser’s compliance policies and procedures, (4) the rules and regulations of the Commodities Futures Trading Commission, (5) the Internal Revenue Code of 1986, as amended (“Code”), (6) the investment objectives, strategies, policies, limitations and restrictions of the Fund as described in the Registration Statement, (7) the Trust’s Trust Instrument and By-Laws and (8) any written instructions of the Adviser or the Board.;

(i)           manage the assets of the Portfolio to comply with the following requirements of the Code and regulations issued thereunder: section 851(b)(2) and section 851(b)(3) (and, if applicable, section 817(h)); provided, however, that with respect to the 10% voting securities test contained in section 851(b)(3)(A)(ii), the Sub-Adviser will comply with such requirements as the Trust, the Fund or its Adviser shall furnish to the Sub-Adviser from time to time;

(j)           keep the Adviser and/or the Board informed of developments materially affecting the Fund’s portfolio;

(k)          make available to the Board, the Adviser, the Fund’s Chief Compliance Officer (“CCO”) and the Trust’s administrator, promptly upon their request, such copies of its records with respect to the Fund as may be required to assist in their compliance with applicable laws and regulations. As reasonably requested by the Board or the Adviser, the Sub-Adviser will complete periodic or special questionnaires and furnish to the Board and/or the Adviser such periodic and special reports regarding the Fund and the Sub-Adviser including, but not limited to, reports concerning transactions and performance of the Portfolio, quarterly and annual compliance reports and certifications, reports regarding compliance with the Trust’s procedures pursuant to Rules 17e-1, 17a-7, 10f-3 and 12d3-1 under the 1940 Act (as applicable), quarterly reports identifying material compliance matters and any material changes to the Sub-Adviser’s compliance program (including revisions to compliance policies and procedures), fundamental investment restrictions, procedures for opening brokerage accounts and commodity trading accounts, liquidity determinations for securities or other instruments held by the Portfolio such as, among others, securities purchased pursuant to Rule 144A and 4(2) commercial paper, compliance with the Sub-Adviser’s Code of Ethics, and such other procedures or requirements that the Adviser may reasonably request from time to time;

(l)           make available to the Board and the Adviser at reasonable times its portfolio managers and other appropriate personnel as mutually agreed by the Adviser and Sub-Adviser, either in person or, at the mutual convenience of the Board, the Adviser and the Sub-Adviser, by telephone or other electronic media, in order to review the investment policies, performance and other matters relating to the management of the Fund;

(m)         review draft reports to shareholders, registration statements or portions thereof that relate to the Portfolio or the Sub-Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis as to the accuracy of the information contained in such reports or other documents;

(n)         use no material, non-public information concerning portfolio companies that may be in its possession or the possession of any of its affiliates, nor will the Sub-Adviser seek to obtain any such information, in providing investment advice or investment management services to the Fund;

(o)         promptly notify the Trust, the Adviser and the Board in the event that the Sub-Adviser or any of its affiliates becomes aware that the Sub-Adviser: (i) is subject to a statutory disqualification that prevents the Sub-Adviser from serving as investment adviser pursuant to this Agreement; (ii) fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (iii) is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority; or (iv) is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, or governmental authority, involving the affairs of the Trust or the Adviser or their affiliates; or is involved in any pending litigation or administrative proceeding brought against the Sub-Adviser or any of its management persons. The Sub-Adviser further agrees to notify the Trust and the Adviser promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Trust’s Registration Statement, as amended and supplemented from time to time, regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect. The Sub-Adviser will promptly notify the Trust, the Adviser and the Board if its chief executive officer or any member of the portfolio management team named in the Registration Statement for the Fund changes, or if there is an actual change in control or management of the Sub-Adviser within the meaning of Rules 2a-6 and 202(a)(1)-1 under the 1940 Act and Advisers Act, respectively;

(p)         not disclose information regarding Portfolio or Fund characteristics, trading history, portfolio holdings, performance information or any other related information to any third-party, except in compliance with the Trust’s policies on disclosure of portfolio holdings;

(q)         provide the Adviser, the Trust or the Board with such information and assurances (including certifications and sub-certifications) as the Adviser, the Trust or the Board may reasonably request from time to time in order to assist the Adviser, the Trust or the Board in complying with applicable laws, rules and regulations, including requirements in connection with the preparation and/or filing of the Fund’s Form N-CSRs and Form N-Qs;

(r)          provide assistance to the Adviser, custodian or recordkeeping agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Fund for which the Adviser, custodian or recordkeeping agent seeks assistance from the Sub-Adviser or identifies for review by the Sub-Adviser. This assistance includes (but is not limited to): (i) designating and providing access to one or more employees of the Sub-Adviser who are knowledgeable about the security/issuer, its financial condition, trading and/or other relevant factors for valuation, which employees shall be available for consultation when the Board’s Valuation Committee convenes; (ii) assisting the Adviser or the custodian in obtaining bids and offers or quotes from broker/dealers or market-makers with respect to securities held by the Fund, upon the reasonable request of the Adviser or custodian; (iii) upon the request of the Adviser or the custodian, confirming pricing and providing recommendations for fair valuations; and (iv) maintaining adequate records and written backup information with respect to the securities valuation assistance provided hereunder, and providing such information to the Adviser or the Trust upon request, with such records being deemed Fund records;

(s)         not consult with any other investment sub-adviser of the Trust (if any), or with the sub-adviser to any other investment company (or separate series thereof) managed by the Adviser concerning the Fund’s transactions in securities or other assets, except for purposes of complying with the conditions of Rule 12d3-1(a) and (b) under the 1940 Act, and, to the extent that multiple sub-advisers may be engaged to provide services to the Fund, the Sub-Adviser shall be responsible for providing investment advisory services only with respect to the Portfolio allocated to the Sub-Adviser by the Adviser; and

(t)          provide the Trust and the Adviser with a copy of its Form ADV as most recently filed with the SEC, notify the Adviser on a quarterly basis of any amendments to the Sub-Adviser’s Form ADV and furnish a copy of such amendments to the Trust and the Adviser; and provide the Trust and the Adviser with a copy of its Form ADV Part 2A as updated from time to time.

The Sub-Adviser further agrees that it may perform any or all the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as it believes reasonably necessary to assist it in carrying out its obligations under this Agreement. However, the Sub-Adviser may not retain the services of any entity that would be an “investment adviser”, as that term is defined in the 1940 Act, to the Fund unless any agreement with such entity has been approved by (i) a majority of the Trust’s Board of Trustees, including a majority of the Independent Trustees, and (ii) to the extent necessary, the vote of a majority of the outstanding voting securities of the Fund.

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3.	Brokerage

The Sub-Adviser may place orders pursuant to its investment determinations for the Fund directly with the issuers of the securities, or with brokers or dealers selected by the Sub-Adviser. The Sub-Adviser may, in respect of the Portfolio, open and maintain brokerage accounts of all types on behalf of and in the name of the Fund. The Sub-Adviser may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Sub-Adviser deems desirable or appropriate. In selecting brokers or dealers to execute transactions on behalf of the Fund, the Sub-Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for the Fund transaction, the Sub-Adviser will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider the brokerage and research services (asthoseterms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) provided to the Fund and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. The parties hereto acknowledge that it is desirable for the Trust that the Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by broker-dealers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser may cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Sub-Adviser to the Fund in compliance with Section 28(e) of the 1934 Act. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser’s services to other clients. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder and subject to any other applicable laws and regulations, the Sub-Adviser and its affiliates are authorized to effect portfolio transactions for the Fund and to retain brokerage commissions on such transactions. The Sub-Adviser may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of securities for the Fund with orders for its other clients where: (i) such aggregation or bunching of orders is not inconsistent with the Fund’s investment objectives, policies and procedures, (ii) the allocation of the securities so purchased or sold, as well as the allocation of expenses incurred in any such transaction, shall be made by the Sub-Adviser in a manner that complies with the trade allocation policies and procedures approved by the Board and is fair and equitable in the judgment of the Sub-Adviser and is consistent with the Sub-Adviser’s fiduciary obligations to the Fund and each of its other clients.

4.	Books, Records and Regulatory Filings

(a)          The Sub-Adviser agrees to maintain and to preserve for the applicable periods any such records as are required to be maintained by the Sub-Adviser with respect to the Fund by the 1940 Act and rules adopted thereunder, and by any other applicable laws, rules and regulations. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records upon request; provided, however, that the Sub-Adviser may retain copies of such records for the applicable periods they are required by law to be retained, and thereafter shall destroy such records.

(b)          The Sub-Adviser agrees that it shall furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder that may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws, rules and regulations.

(c)          The Sub-Adviser shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act with respect to its duties as are set forth herein. The Sub-Adviser also shall make all required filings on Schedule 13D or 13G and Form 13F (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) in respect of the Portfolio as may be required of the Fund due to the activities of the Sub-Adviser. The Sub-Adviser shall be the sole filer of Form 13F with respect to the Portfolio of the Fund.

5.	Class Action Filings

The Sub-Adviser is not responsible for making any class action filings on behalf of the Trust.

6.	Standard of Care, Limitation of Liability and Indemnification

(a)          The Sub-Adviser shall exercise its best judgment in rendering the services under this Agreement. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, the Adviser or the Fund, or affiliated persons of the Adviser or the Fund (collectively, the “Adviser Indemnitees”) in connection with the matters to which this Agreement relates except a loss resulting from the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under this Agreement; provided, however, that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser Indemnitees for, and the Sub-Adviser shall indemnify and hold harmless the Adviser Indemnitees from, any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) to which any of the Adviser Indemnitees may become subject arising out of or resulting from (i) the Sub-Adviser causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund’s current Registration Statement or the most current written guidelines, policies or instruction provided in writing by the Board or the Adviser, (ii) the Sub-Adviser causing the Fund to fail to satisfy the requirements set forth in Section 2(i) hereof, (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Sub-Adviser or the Portfolio managed by the Sub-Adviser or the omission to state therein a material fact known to the Sub-Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser for use therein, or (iv) a breach of this Agreement by the Sub-Adviser. In addition, the Sub-Adviser shall indemnify and hold harmless the Trust and the Fund from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) to which either the Trust or the Fund may become subject directly arising out of or resulting from a breach of fiduciary duty by the Sub-Adviser under Section 36(b) of the 1940 Act with respect to the receipt of compensation for its services under this Agreement. The Sub-Adviser shall also indemnify and hold harmless Adviser and the Independent Trustees for any costs and expenses (including reasonable attorney’s fees) incurred in responding to a subpoena or request for information issued in connection with a Section 36(b) proceeding involving the Sub-Adviser. Notwithstanding the foregoing, nothing contained in this Agreement shall constitute a waiver or limitation of rights that the Trust or the Fund may have under federal or state securities laws.

(b)          The Sub-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument or other organizational document of the Trust and agrees that any obligations of the Trust or the Fund arising in connection with this Agreement shall be limited in all cases to the Fund and its assets, and the Sub-Adviser shall not seek satisfaction of any such obligation from any other fund of the Trust or the shareholders or any individual shareholder of the Fund. Nor shall the Sub-Adviser seek satisfaction of any such obligation from the trustees of the Trust (each, a “Trustee” and, together, the “Trustees”) or any individual Trustee or any officers.

(c)          As used in this Section 6, the term “Sub-Adviser” shall include any officers, directors, employees, independent contractors or other affiliates of the Sub-Adviser performing services with respect to the Fund.

(d)          The Adviser agrees to indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) to which the Sub-Adviser may become subject directly arising out of or resulting from, the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

7.	Compensation

The Sub-Adviser shall be compensated for the services rendered pursuant to this Agreement in accordance with the terms set forth on Schedule A attached hereto.

8.	Expenses

The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, excluding those costs of the Fund associated with brokerage activities. The Sub-Adviser shall bear all expenses and costs of the Trust (including reasonable attorney’s fees), if any, arising out of a termination or possible termination of this Agreement as a result of an assignment caused by a change of control or management of the Sub-Adviser, including the preparation and mailing of an information statement to shareholders pursuant to a “manager-of-managers” exemptive order from the SEC, or the preparation, mailing, solicitation and other costs associated with the use of a proxy statement relating to a shareholder vote in respect of a new sub-advisory agreement. The foregoing obligations of the Sub-Adviser shall apply in any circumstance in which the Adviser, in consultation with internal or outside counsel to the Trust, deems that an actual or possible assignment of this Agreement has or may occur, and determines that an information statement should be used, or a vote of shareholders should be obtained, as the case may be.

9.	Services to Other Companies or Accounts

The investment advisory services of the Sub-Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to other investment companies and clients (whether or not their investment objective and policies are similar those of the Fund) and to engage in other activities, provided that such other services and activities do not interfere with or impair the Sub-Adviser’s ability to fulfill its duties and obligations under this Agreement. If the Sub-Adviser provides any advice to its

53

clients concerning investment in the shares of the Fund, the Sub-Adviser shall act solely for such clients in that regard and not in any way on behalf of the Adviser, the Trust or the Fund.

10.	Compliance Matters

(a)          The Sub-Adviser understands and agrees that it is a “service provider” to the Trust as contemplated by Rule 38a-1 under the 1940 Act. As such, the Sub-Adviser agrees to cooperate fully with the Adviser and the Trust and its Trustees and officers, including the Fund’s CCO, with respect to (i) any and all compliance-related matters, and (ii) the Trust’s efforts to assure that each of its service providers adopts and maintains policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as that term is defined by Rule 38a-1) by the Trust, the Adviser and the Sub-Adviser. In this regard, the Sub-Adviser shall:

(1)          submit to the Board for its consideration and approval, prior to the effective date of this Agreement, the Sub-Adviser’s compliance program, it being understood that the Sub-Adviser’s obligation under Section 2(e) of this Agreement to vote all proxies solicited by or with respect to the issuers of securities in which the assets of the Portfolio may be invested shall be subject to the fulfillment of the condition that the Board approve the Sub-Adviser’s proxy voting policies and procedures;

(2)          submit annually (and at such other times as the Trust may reasonably request) to the Fund’s CCO and the Adviser for consideration by the Board, a report discussing the adequacy and effectiveness of the Sub-Adviser’s compliance program, and fully describing any material amendments to such compliance program since the most recent such report;

(3)          provide periodic reports, certifications and information concerning the Sub-Adviser’s compliance program including, but not limited to, the following;

  (i)          Quarterly Compliance Certifications, including any required attachments, no later than the tenth (10th) business day after each calendar quarter; and

  (ii)         Annual Report on Code of Ethics Matters, including any required attachments, no later than the fifteenth (15th) business day of October each year.

(4)          provide the Adviser and the Trust and its Trustees and officers with reasonable access to information regarding the Sub-Adviser’s compliance program, which access shall include on-site visits with the Sub-Adviser as may be reasonably requested from time to time;

(5)          permit the Adviser and the Trust and its Trustees and officers to maintain an active working relationship with the Sub-Adviser’s compliance personnel by, among other things, providing the Adviser and the Fund’s CCO and other officers with a specified individual within the Sub-Adviser’s organization to discuss and address compliance-related matters;

(6)          provide the Adviser and its chief compliance officer and the Trust and its Trustees and officers, including the Fund’s CCO, with such certifications as may be reasonably requested; and

(7)          reasonably cooperate with any independent registered public accounting firm engaged by the Trust, ensure that all reasonably necessary information and the appropriate personnel are made available to such independent registered public accounting firm, to support the expression of the independent registered public accounting firm’s opinion, and each year provide the Adviser and such independent registered public accounting firm with a copy of the most recent SSAE 16 Report prepared by the Sub-Adviser’s independent auditors regarding the Sub-Adviser’s internal controls.

(b)          The Sub-Adviser represents, warrants and covenants that it has implemented and shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act.

11.	Duration and Termination

(a)          This Agreement shall be effective immediately as of the date set forth above and shall continue in effect for two years from its effective date with respect to the Fund, unless sooner terminated as provided herein, and shall continue year to year thereafter, provided each continuance is specifically approved at least annually by (i) the vote of a majority of the Trustees or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Trustees who are neither (A) parties to this Agreement nor (B) “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person (to the extent required by the 1940 Act) at a meeting called for the purpose of voting on such approval.

(b)          This Agreement is terminable with respect to the Fund, without penalty, on sixty (60) days’ written notice to the Sub-Adviser: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a “majority” (as defined in the 1940 Act) of the shares of the Fund or (ii) by the Adviser. This Agreement is terminable with respect to the Fund, without penalty, by the Sub-Adviser upon ninety (90) days’ written notice to the Adviser and the Trust. In addition, this Agreement will terminate with respect to the Fund in the event of the termination of the Advisory Agreement with respect to the Fund. This Agreement will be terminated automatically in the event of its “assignment” (as defined in the 1940 Act).

(c)          In the event of a termination of this Agreement for any reason with respect to the Fund, the Sub-Adviser shall reasonably cooperate with any transition manager or successor investment sub-adviser and with the Adviser in transitioning the management of the Portfolio to one or more new sub-advisers or to the Adviser, including, without limitation, providing the transition manager, at such intervals as the transition manager may request, with a list of holdings for the Portfolio and such other information as required by the transition management agreement, into which the Adviser and the transition manager will, at that time, enter. The Sub-Adviser shall deliver to Adviser all periodic compliance reports, certifications and information applicable to the period of Sub-Adviser’s services provided under this Agreement, including annual compliance reports and certifications.

(d)          Termination of this Agreement shall not affect the rights or obligations of the Adviser, the Adviser Indemnitees and the Sub-Adviser under Section 6 of this Agreement.

12.	Use of Name

(a)          The Sub-Adviser hereby consents to the use of its name and the names of its affiliates in the Fund’s disclosure documents, shareholder communications, advertising, sales literature and similar communications. The Sub-Adviser shall not use the name or any tradename, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof of the Adviser, the Trust, the Fund or any of their affiliates in its marketing materials unless it first receives prior written approval of the Trust and the Adviser.

(b)          It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name, is the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by, and in accordance with the terms of, this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

13.	Confidential Information

(a)          Each party agrees that it will treat confidentially all information provided by any other party (the “Discloser”) regarding the Discloser’s businesses and operations, including without limitation the investment activities or holdings of the Portfolio or the Fund (“Confidential Information”). All Confidential Information provided by the Discloser shall be used only by the other party hereto (the “Recipient”) solely for the purposes of rendering services pursuant to this Agreement, and shall not be disclosed to any third party, without the prior consent of the Discloser, except for a limited number of employees, attorneys, accountants and other advisers of the Recipient and its affiliates on a need-to-know basis and solely for the purposes of rendering services under this Agreement.

(b)          Confidential Information shall not include any information that: (i) is public when provided or thereafter becomes public through no wrongful act of the Recipient; (ii) is demonstrably known to the Recipient prior to execution of this Agreement; (iii) is independently developed by the Recipient through no wrongful act of the Recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the trade at the time that the Recipient learns of such information or knowledge; or (v) has been rightfully and lawfully obtained by the Recipient from any third party.

(c)          In the event that the Recipient is requested or required (by deposition, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demand or similar process), in connection with any proceeding, to disclose any of the Discloser’s Confidential Information, the Recipient will give the Discloser prompt written notice of such request or requirement to allow the Discloser an opportunity to obtain a protective order or otherwise obtain assurances that confidential treatment will be accorded to such Confidential Information. In the event that such protective order or other remedy is not obtained, disclosure shall be made of only that portion of the Confidential Information that is legally required to be disclosed. All Confidential Information disclosed as required by law shall nonetheless continue to be deemed Confidential Information.

14.	Amendment

This Agreement may be amended in writing signed by the parties to this Agreement in a manner that is in accordance with applicable laws, rules and regulations, as modified or interpreted by any applicable order, exemptive relief or interpretative release issued by the SEC.

55

15.	Notices

All notices hereunder shall be provided in writing, by facsimile or by email. Notices shall be deemed given if delivered in person or by messenger, certified mail with return receipt, or by a reputable overnight delivery service that provides evidence of receipt to the parties; upon receipt if sent by fax; or upon read receipt or reply if delivered by email, at the following addresses:

If to the Trust:	Fidelity Rutland Square Trust II
245 Summer Street
Boston, MA 02210
Attn.: John Hitt

If to the Adviser:	Strategic Advisers, Inc.
245 Summer Street
Boston, MA 02210
Attn.: Chief Operating Officer

With Copy to:	Strategic Advisers, Inc.
245 Summer Street
Boston, MA 02210
Attn.: Karen Benoit

Strategic Advisers, Inc.
245 Summer Street
Boston, MA 02210
Attn.: Nicholas Karafotias

If to the Sub-Adviser:	[ ]
[ ]
[ ]
[ ]

With a copy to:	[ ]
[ ]
[ ]
[ ]

16.	Miscellaneous

(a)          This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

(b)          Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

(c)          This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

(d)          This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of The Commonwealth of Massachusetts, without giving effect to the choice of laws provisions of that or any other jurisdiction. To the extent that the applicable laws of The Commonwealth of Massachusetts conflict with the applicable provisions of the 1940 Act, the latter shall control. The parties irrevocably consent to submit to the jurisdiction of any federal or state court sitting in The Commonwealth of Massachusetts.

(e)          If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)          Notwithstanding anything herein to the contrary, the Sub-Adviser shall be an independent contractor. Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Adviser, the Trust or the Fund, except to the extent expressly authorized by this Agreement.

[The remainder of this page is intentionally left blank.]

57

Schedule A

[Pursuant to Section 7 of the Investment Sub-Advisory Agreement (the “Agreement”) among Fidelity Rutland Square Trust II (“Trust”), on behalf of [Strategic Advisers Core Fund] [Strategic Advisers Growth Fund] [Strategic Advisers Value Fund] (the “Fund”), Strategic Advisers, Inc. (the “Adviser”) and Geode Capital Management, (the “Sub-Adviser”), the Sub-Adviser shall be compensated for the services it performs on behalf of the Fund as follows:

1.            For purposes of calculating the fee to be paid to the Sub-Adviser under this Agreement:

“Portfolio Assets” shall mean the portion of the net assets of the Fund managed by the Sub-Adviser pursuant to the following investment strategy as agreed to by the Adviser and the Sub-Adviser in a separately negotiated investment mandate: Factor-Based (a “Strategy”).

“Aggregated Assets” for a particular Strategy shall mean the assets of all registered investment companies managed by the Adviser that are managed by the Sub-Adviser pursuant to that Strategy, including Portfolio Assets.

2            The Adviser will pay the Sub-Adviser a fee, payable monthly, based on average daily Portfolio Assets (computed in the manner set forth in the Trust’s Trust Instrument) determined as of the close of business on each business day throughout the calendar month. The Sub-Adviser’s fee shall be calculated using the effective rate applicable to Aggregated Assets managed pursuant to a specific Strategy based on the following rate schedule.

Rate -- Factor-Based

0.125% (12.5 basis points) of the first $500 million in assets

0.10% (10 basis points) of the next $500 million in assets

0.075% (7.5 basis points) on any amount in excess of $1 billion in assets

The Sub-Adviser’s fee shall be computed monthly and, within twelve business days of the end of each calendar month, the Adviser shall transmit to the Sub-Adviser the fee for the previous month. Payment shall be made in federal funds wired to a bank account designated by the Sub-Adviser. If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated on the basis of the number of business days it is so in effect for that month.

The Sub-Adviser agrees to look exclusively to the Adviser, and not to any assets of the Trust or the Fund, for the payment of the Sub-Adviser’s fees arising under this Paragraph 2.

The Sub-Adviser agrees that the fee rates paid to the Sub-Adviser pursuant to this Schedule A shall not be in excess of the fee rates at equivalent asset size charged by the Sub-Adviser to any other client with respect to a fund or account being managed by the Sub-Adviser having a substantially similar investment objective, style and strategy as the Portfolio.]

Schedule A

[Pursuant to Section 7 of the Investment Sub-Advisory Agreement (the “Agreement”) among Fidelity Rutland Square Trust II (“Trust”), on behalf of [Strategic Advisers Small-Mid Cap Fund] (the “Fund”), Strategic Advisers, Inc. (the “Adviser”) and Geode Capital Management, (the “Sub-Adviser”), the Sub-Adviser shall be compensated for the services it performs on behalf of the Fund as follows:

1.            For purposes of calculating the fee to be paid to the Sub-Adviser under this Agreement:

“Portfolio Assets” shall mean the portion of the net assets of the Fund managed by the Sub-Adviser pursuant to the following investment strategy as agreed to by the Adviser and the Sub-Adviser in a separately negotiated investment mandate: SMID (a “Strategy”).

“Aggregated Assets” for a particular Strategy shall mean the assets of all registered investment companies managed by the Adviser that are managed by the Sub-Adviser pursuant to that Strategy, including Portfolio Assets.

2            The Adviser will pay the Sub-Adviser a fee, payable monthly, based on average daily Portfolio Assets (computed in the manner set forth in the Trust’s Trust Instrument) determined as of the close of business on each business day throughout the calendar month. The Sub-Adviser’s fee shall be calculated using the effective rate applicable to Aggregated Assets managed pursuant to a specific Strategy based on the following rate schedule.

Rate -- SMID

0.2125% (21.25 basis points) of the first $500 million in assets

0.20% (20 basis points) of the next $500 million in assets

0.1875% (18.75 basis points) on any amount in excess of $1 billion in assets

The Sub-Adviser’s fee shall be computed monthly and, within twelve business days of the end of each calendar month, the Adviser shall transmit to the Sub-Adviser the fee for the previous month. Payment shall be made in federal funds wired to a bank account designated by the Sub-Adviser. If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated on the basis of the number of business days it is so in effect for that month.

The Sub-Adviser agrees to look exclusively to the Adviser, and not to any assets of the Trust or the Fund, for the payment of the Sub-Adviser’s fees arising under this Paragraph 2.

The Sub-Adviser agrees that the fee rates paid to the Sub-Adviser pursuant to this Schedule A shall not be in excess of the fee rates at equivalent asset size charged by the Sub-Adviser to any other client with respect to a fund or account being managed by the Sub-Adviser having a substantially similar investment objective, style and strategy as the Portfolio.]

59

Schedule A

[Pursuant to Section 7 of the Investment Sub-Advisory Agreement (the “Agreement”) among Fidelity Rutland Square Trust II (“Trust”), on behalf of [Strategic Advisers International Fund] [Strategic Advisers International II Fund] (the “Fund”), Strategic Advisers, Inc. (the “Adviser”) and Geode Capital Management, (the “Sub-Adviser”), the Sub-Adviser shall be compensated for the services it performs on behalf of the Fund as follows:

1.            For purposes of calculating the fee to be paid to the Sub-Adviser under this Agreement:

“Portfolio Assets” shall mean the portion of the net assets of the Fund managed by the Sub-Adviser pursuant to the following investment strategy as agreed to by the Adviser and the Sub-Adviser in a separately negotiated investment mandate: International Factor-Based (a “Strategy”).

“Aggregated Assets” for a particular Strategy shall mean the assets of all registered investment companies managed by the Adviser that are managed by the Sub-Adviser pursuant to that Strategy, including Portfolio Assets.

2            The Adviser will pay the Sub-Adviser a fee, payable monthly, based on average daily Portfolio Assets (computed in the manner set forth in the Trust’s Trust Instrument) determined as of the close of business on each business day throughout the calendar month. The Sub-Adviser’s fee shall be calculated using the effective rate applicable to Aggregated Assets managed pursuant to a specific Strategy based on the following rate schedule.

Rate -- International Factor-Based

0.175% (17.5 basis points) of the first $500 million in assets

0.15% (15 basis points) of the next $500 million in assets

0.125% (12.5 basis points) on any amount in excess of $1 billion in assets

The Sub-Adviser’s fee shall be computed monthly and, within twelve business days of the end of each calendar month, the Adviser shall transmit to the Sub-Adviser the fee for the previous month. Payment shall be made in federal funds wired to a bank account designated by the Sub-Adviser. If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated on the basis of the number of business days it is so in effect for that month.

The Sub-Adviser agrees to look exclusively to the Adviser, and not to any assets of the Trust or the Fund, for the payment of the Sub-Adviser’s fees arising under this Paragraph 2.

The Sub-Adviser agrees that the fee rates paid to the Sub-Adviser pursuant to this Schedule A shall not be in excess of the fee rates at equivalent asset size charged by the Sub-Adviser to any other client with respect to a fund or account being managed by the Sub-Adviser having a substantially similar investment objective, style and strategy as the Portfolio.]

EXHIBIT 4

FIDELITY RUTLAND SQUARE TRUST II

Governance and Nominating Committee Charter

I. Background

The Trust and its series are referred to as the “Funds”; the Board of Trustees of the Funds is referred to as the “Board of Trustees” and their members are referred to as the “Trustees”; Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) of the Funds are referred to as the “Independent Trustees”; and committees of the Board of Trustees are referred to as “Board Committees”. The Board of Trustees, including at least a majority of the Independent Trustees, have adopted this Charter, which may from time to time be amended or supplemented by vote of Board of Trustees, including at least a majority of the Independent Trustees, upon the recommendation of the Governance and Nominating Committee.

II. Organization

This Section II describes the organization and governance functions of the Governance and Nominating Committee (the “Committee”).

A. Composition of the Committee

The Committee shall be comprised solely of Independent Trustees. If a Vice Chair of the Independent Trustees has been designated, such Vice Chair will normally serve on the Committee.

B. Chair; Functions of the Chair

The Chair of the Committee (the “Chair”) shall be an Independent Trustee and shall serve as lead Independent Trustee. The Chair shall be elected by majority vote of the Independent Trustees, and shall serve for a term of one year. A majority of the members of the Committee may designate an acting lead Independent Trustee (and thus acting Chair of the Committee) in the absence of such Chair and any Vice Chair. The Chair shall have the following responsibilities:

(1) The Chair shall preside at all meetings of the Committee and shall be responsible for preparing meeting agendas. The Vice Chair, if any, or in such Vice Chair’s absence, any designated acting or other lead Independent Trustee alternate will preside in the Committee Chair’s absence.

(2) The Chair shall serve as the principal liaison between the Independent Trustees and the Funds’ management.

(3) At meetings of the full Board of Trustees, the Chair will report on the Committee’s recommendations on applicable resolutions and on any important actions by or discussions at the Committee.

(4) The Chair may make temporary assignments of members and chairs of other Board Committees to fill vacancies or to provide for absences.

(5) The Chair will coordinate with counsel for the Funds and/or counsel to the Independent Trustees on matters requiring legal advice.

C. Meetings and Procedures of the Committee

(1) The Committee may determine its own rules of procedure, which shall be consistent with the Trust Instrument of the Trust (or other charter document of the Trust), the Bylaws of the Trust and this Charter. The Committee shall meet at least annually or more frequently as circumstances require. The Chair or a majority of the members of the Committee may call a special meeting of the Committee.

(2) A majority of the members of the Committee, present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other, shall constitute a quorum. The Committee may take action by written consent if at least the number of Trustees required for approval of such action at a meeting of Trustees consent to the action in writing and the written consents are filed with the records of meetings of the Committee, unless otherwise required by applicable law.

(3) The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate. No subcommittee shall consist of fewer than two members. The Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee or the Independent Trustees as a whole.

(4) The Committee may request that any trustees, officers or employees of the Trust or the Funds, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

(5) The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Trust and delivered to the Board of Trustees, including a description of all actions taken by the Committee.

D. Consultants; Investigations and Studies; Outside Advisors

The Committee shall have the authority to carry out its duties and responsibilities as set forth in this Charter. The Committee shall have authority to retain and terminate any third-party advisors, including authority to approve fees and other retention terms. Such advisors

61

may include search firms to identify Independent Trustee candidates and board compensation consultants. The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Funds’ expense, such independent counsel or other advisors as it deems necessary.

E. Particular Actions of the Committee

The Committee may:

(1) Periodically review Board and Committee procedures and Committee Charters.

(2) Periodically review Trustee compensation, and recommend any changes deemed by the Committee to be appropriate

(3) Monitor corporate governance matters and make recommendations to the Board.

(4) Make recommendations on the frequency and structure of Board of Trustees meetings.

(5) Make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted.

(6) Make recommendations as to the size and members, the chair, vice chair if any, alternate presiding members and alternate members of each standing or ad hoc Board Committee. The members and the chair of each Board Committee will be as determined by majority vote of the Independent Trustees upon the recommendation of the Committee. If a Board Committee’s membership is not comprised of all of the Independent Trustees, it is anticipated that the Board Committee’s members will be designated annually, with membership periodically rotated to give Independent Trustees the opportunity to broaden their experience. Rotation will be accomplished in a manner that provides reasonable continuity of membership.

(7) Review the annual calendar of Board Committee meetings and the schedule for consideration of routine or recurring matters.

(8) Make recommendations on the requirements for, and means of, Board of Trustees orientation and training.

(9) Monitor the performance of legal counsel employed by the Funds and the Independent Trustees, and be responsible for the supervision of counsel for the Independent Trustees. The selection and oversight of fund counsel shall be the joint responsibility of the Committee and the Funds’ management. On behalf of the Independent Trustees, the Committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise.

(10) Be responsible for oversight of Independent Trustees administrative matters, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events.

(11) Monitor compliance with, act as the administrator of, and make determinations in respect of (a) the provisions of the Code of Ethics applicable to the Independent Trustees, and (b) supplemental policies adopted by the Independent Trustees in respect of personal securities transactions of Independent Trustees.

(12) Monitor the functioning of the Board Committees and make recommendations for any changes, including the creation or elimination of standing or ad hoc Board Committees.

(13) Monitor regulatory and other developments to determine whether to recommend modifications to the Committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. If the Committee’s membership is not comprised of all of the Independent Trustees, the Committee will meet with the Independent Trustees at least once a year to discuss matters relating to Fund governance.

(14) Recommend that the Board establish such special or ad hoc Board Committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Committee’s power to make such a recommendation under this Charter shall be without prejudice to the right of any other committee of the Board, or any individual trustee/director, to make such a recommendation at any time.

F. Self-Evaluation of the Board of Trustees

The Committee shall be responsible for overseeing the annual self-evaluation of the Board of Trustees. The Committee shall establish procedures to allow it to exercise this oversight function.

In conducting this oversight, the Committee shall address all matters that the Committee considers relevant to the Board of Trustees’ performance.

The Committee shall report to the Board of Trustees on the results of its evaluation, including any recommended amendments to the principles of governance, and any recommended changes to the Funds’ or the Board of Trustees’ policies, procedures and structures. This report may be written or oral.

III. Nominating Committee Function

This Section III describes the nominating committee functions of the Committee.

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A. Identification of Candidates

The Committee may:

(1) Review periodically the size and composition of the Board of Trustees as a whole and recommend, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law.

(2) Periodically review the Independent Trustee’s Statement of Policy on Criteria for Selecting Independent Trustees (“Statement of Policy”), which may from time to time be revised by vote of a majority of Independent Trustees upon the recommendation of the Committee.

(3) Make nominations for the appointment or election of Independent Trustees in accordance with the Statement of Policy. The selection of Independent Trustees will be committed solely to the discretion of the Independent Trustees; persons so selected will be “disinterested” in terms of both the letter and spirit of the Investment Company Act.

(4) Make nominations for the appointment of any non-management member of any Advisory Board which the Board of Trustees shall have from time to time established. Each member of any Advisory Board shall serve at the pleasure of the Board of Trustees. Any Advisory Board shall be distinct from the Board of Trustees and shall serve such role as may be designated by the Board of Trustees, but shall have no advisory functions as to investments. In the discretion of the Board of Trustees, each Advisory Board member may be indemnified in respect of claims arising in connection with his or her services as such. Any member of an Advisory Board shall be compensated in accordance with policies in respect thereof adopted by the Board of Trustees. Service by a person on an Advisory Board shall not preclude such person’s subsequent service as a Trustee.

(5) Consider Independent Trustee candidates recommended by Fund shareholders. Any such candidates will be considered based upon the criteria applied to candidates presented to the Committee by a search firm or other sources, as set forth in the Statement of Policy. The names of such candidates should be submitted to the Chair in writing at the address maintained for communications with Independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Funds. If the Committee retains a search firm, the Chair will generally forward such submissions to the search firm for evaluation unless the Committee concludes that the credentials of such candidate are not consistent with the criteria that are to be applied by the Committee in such search.

B. Selection of Vice Chair

A Vice Chair of the Committee may be chosen in the discretion of the Independent Trustees by majority vote of the Independent Trustees. If elected, such Vice Chair shall serve such functions as may from time to time be designated by the Chair, and shall preside in such Chair’s absence.

63

APPENDIX A

Estimated aggregate costs for services to be provided by D.F. King to receive votes over the phone and to call and solicit votes are stated below.

Fund Name	Estimated aggregate cost for D.F. King to call and solicit votes	Estimated aggregate cost for D.F. King to receive votes over the phone

Strategic Advisers Core Fund	$2,350	$600
Strategic Advisers Core Income Fund	$2,350	$600
Strategic Advisers Emerging Markets Fund	$2,350	$600
Strategic Advisers Growth Fund	$2,350	$600
Strategic Advisers Income Opportunities Fund	$2,350	$600
Strategic Advisers International Fund	$2,350	$600
Strategic Advisers International II Fund	$2,350	$600
Strategic Advisers Short Duration Fund	$2,350	$600
Strategic Advisers Small-Mid Cap Fund	$2,350	$600
Strategic Advisers Value Fund	$2,350	$600

Total	$23,500	$6,000

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APPENDIX B

Information regarding the number of shares of each fund issued and outstanding is provided below.

Fund	Number of Shares as of 5/31/16

Strategic Advisers Core Fund	1,569,039,694
Strategic Advisers Core Income Fund	2,680,552,446
Strategic Advisers Emerging Markets Fund	566,002,243
Strategic Advisers Growth Fund	664,235,351
Strategic Advisers Income Opportunities Fund	447,720,978
Strategic Advisers International Fund	1,961,457,076
Strategic Advisers International II Fund	376,649,442
Strategic Advisers Short Duration Fund	657,781,316
Strategic Advisers Small-Mid Cap Fund	563,252,455
Strategic Advisers Value Fund	626,718,914

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APPENDIX C

NOMINEE LENGTH OF SERVICE WITH RESPECT TO THE TRUST

The following chart lists the lengths of service of each nominee as Trustee of the trust.

	Interested Nominees*		Independent Nominees
Fidelity Trust	Bruce T. Herring	Robert A. Lawrence	Peter C. Aldrich	Amy Butte Liebowitz	Ralph F. Cox	Mary C. Farrell	Karen Kaplan

Fidelity Rutland Square Trust II	Trustee since 2015	Advisory Board Member since 2016	Trustee since 2006	Trustee since 2011	Trustee since 2006	Trustee since 2013	Trustee since 2006

*	Nominees have been determined to be “interested” by virtue of, among other things, their affiliation with a trust or various entities under common control with Strategic Advisers.

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APPENDIX D

NUMBER OF BOARD OF TRUSTEES AND

STANDING COMMITTEE MEETINGS

The following table provides the number of meetings the Board of Trustees and each standing committee held during each fund’s last fiscal year.

FISCAL YEAR END	NUMBER OF MEETINGS

	Board of Trustees	Audit and Compliance Committee	Governance and Nominating Committee

2/29/2016A	8	5	4

5/31/2016B	8	5	4

A

Funds with fiscal year ended 2/29 include: Strategic Advisers Core Income Fund; Strategic Advisers Emerging Markets Fund; Strategic Advisers Income Opportunities Fund; Strategic Advisers International Fund; Strategic Advisers International II Fund; and Strategic Advisers Small-Mid Cap Fund.

B	Funds with fiscal year ended 5/31 include: Strategic Advisers Core Fund; Strategic Advisers Growth Fund; Strategic Advisers Short Duration Fund, and Strategic Advisers Value Fund.

67

APPENDIX E

NOMINEE OWNERSHIP OF FUND SHARES

Interested Nominee and Interested Trustee
Dollar range of fund shares as of [December 31, 2015]	Bruce T. Herring	Robert A. Lawrence

Strategic Advisers Core Fund	none	none

Strategic Advisers Core Income Fund	none	none

Strategic Advisers Emerging Markets Fund	none	none

Strategic Advisers Growth Fund	none	none

Strategic Advisers Income Opportunities Fund	none	none

Strategic Advisers International Fund	none	none

Strategic Advisers International II Fund	none	none

Strategic Advisers Short Duration Fund	none	none

Strategic Advisers Small-Mid Cap Fund	none	none

Strategic Advisers Value Fund	none	none

AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	none	none

Independent Nominee and Independent Trustees
Dollar range of fund shares as of [December 31, 2015]	Peter C. Aldrich	Amy Butte Liebowitz	Ralph F. Cox	Mary C. Farrell	Karen T. Kaplan

Strategic Advisers Core Fund	over $100,000	none	over $100,000	$50,001 - $100,000	none

Strategic Advisers Core Income Fund	over $100,000	none	over $100,000	none	none

Strategic Advisers Emerging Markets Fund	$50,001 - $100,000	over $100,000	over $100,000	none	$50,001 - $100,000

Strategic Advisers Growth Fund	over $100,000	none	over $100,000	none	none

Strategic Advisers Income Opportunities Fund	$50,001 - $100,000	none	over $100,000	none	none

Strategic Advisers International Fund	over $100,000	over $100,000	over $100,000	none	$50,001 - $100,000

Strategic Advisers International II Fund	none	none	over $100,000	$50,001 - $100,000	none

Strategic Advisers Short Duration Fund	$50,001 - $100,000	none	over $100,000	none	none

Strategic Advisers Small-Mid Cap Fund	over $100,000	none	over $100,000	$50,001 - $100,000	none

Strategic Advisers Value Fund	over $100,000	none	over $100,000	none	none

AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

68

APPENDIX F

TRUSTEE COMPENSATION

The following table sets forth information describing the compensation of the nominees, each Trustee, and Member of the Advisory Board (if any) for his or her services for the fiscal year ended February 29, 2016, or May 31, 2016, or calendar year ended December 31, 2015, as applicable.

	Compensation Table[1]
AGGREGATE COMPENSATION FROM A FUND	Peter C. Aldrich	Ralph F. Cox	Mary C. Farrell	Karen T. Kaplan	Amy Butte Liebowitz

Strategic Advisers Core FundA	$48,453	$54,376	$51,487	$47,971	$54,376

Strategic Advisers Core Income FundB	$52,290	$58,862	$55,723	$51,725	$58,862

Strategic Advisers Emerging Markets FundC	$7,796	$8,778	$8,333	$7,706	$8,778

Strategic Advisers Growth FundD	$24,384	$27,367	$25,871	$24,122	$27,367

Strategic Advisers Income Opportunities FundE	$8,101	$9,117	$8,589	$8,018	$9,117

Strategic Advisers International FundF	$41,673	$46,891	$44,113	$41,251	$46,891

Strategic Advisers International II FundG	$4,101	$4,616	$4,403	$4,062	$4,616

Strategic Advisers Short Duration FundH	$13,940	$15,643	$14,815	$13,795	$15,643

Strategic Advisers Small-Mid Cap FundI	$14,097	$15,865	$14,993	$13,952	$15,865

Strategic Advisers Value FundJ	$24,313	$27,287	$25,785	$24,054	$27,287

TOTAL COMPENSATION FROM THE FUND COMPLEX[2]	$235,000	$265,000	$250,000	$232,500	$265,000

[1]	Bruce T. Herring, Roger T. Servison, Howard E. Cox, Jr., and Robert A. Lawrence are interested persons and are compensated by Strategic Advisers or an affiliate (including FMR).

[2]

Reflects compensation received for the calendar year ended December 31, 2015, for 18 funds of one trust. Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Mary C. Farrell, $92,500; Karen Kaplan, $185,000; and Amy Butte Liebowitz, $215,000.

A

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Mary C. Farrell, $19,305; Karen Kaplan, $38,609; and Amy Butte Liebowitz, $44,532.

B

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Mary C. Farrell, $20,763; Karen Kaplan, $41,525; and Amy Butte Liebowitz, $48,098.

C

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Mary C. Farrell, $3,103; Karen Kaplan, $6,205; and Amy Butte Liebowitz, $7,187.

D

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Mary C. Farrell, $9,693; Karen Kaplan, $19,386; and Amy Butte Liebowitz, $22,369.

E

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Mary C. Farrell, $3,201; Karen Kaplan, $6,401; and Amy Butte Liebowitz, $7,417.

F

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Mary C. Farrell, $16,428; Karen Kaplan, $32,856; and Amy Butte Liebowitz, $38,074.

G

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Mary C. Farrell, $1,634; Karen Kaplan, $3,267; and Amy Butte Liebowitz, $3,782.

H

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Mary C. Farrell, $5,538; Karen Kaplan, $11,075; and Amy Butte Liebowitz, $12,779.

69

I

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Mary C. Farrell, $5,574; Karen Kaplan, $11,149; and Amy Butte Liebowitz, $12,917.

J

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Mary C. Farrell, $9,662; Karen Kaplan, $19,325; and Amy Butte Liebowitz, $22,299.

70

APPENDIX G

List of each fund’s sub-advisers and each sub-adviser’s principal business address, the date of each sub-advisory agreement, the date each agreement was last submitted to shareholders, and the date each agreement was last approved by the Board of Trustees are provided below.

Fund / Sub-Advisers*	Principal Business Address	Contract Date	Date Last Submitted to Shareholders**	Date Last Approved by the Board of Trustees

Strategic Advisers Core Fund

Alliance Bernstein L.P. (AB)	1245 Avenue of the Americas, New York, NY 10105	March 12, 2013	N/A	September 15, 2015

Aristotle Capital Management, LLC (Aristotle Capital)	11100 Santa Monica Boulevard, Suite 1700, Los Angeles, CA 92130	September 4, 2014	N/A	September 15, 2015

Brandywine Global Investment Management, LLC (Brandywine Global)	2929 Arch Street, Philadelphia, PA 19104	September 4, 2014	N/A	September 15, 2015

ClariVest Asset Management LLC (ClariVest)	3611 Valley Centre Drive, Suite 100, San Diego, CA 92130	September 4, 2014	N/A	September 15, 2015

FIAM[1]	900 Salem Street, Smithfield, RI 02917	March 5, 2015	January 20, 2012	September 15, 2015

First Eagle Investment Management, LLC (First Eagle)	1345 Avenue of the Americas, New York, NY 10105	December 1, 2015	N/A	September 15, 2015

J.P. Morgan Investment Management Inc. (JPMorgan)	270 Park Avenue, New York, NY 10017	March 5, 2015	N/A	March 5, 2015

Loomis Sayles & Company, L.P. (Loomis Sayles)	One Financial Center, Boston, MA 02111	December 2, 2014	N/A	December 2, 2014

LSV Asset Management (LSV)	155 North Wacker Drive, Suite 4600, Chicago, IL 60606	September 4, 2014	N/A	September 15, 2015

Massachusetts Financial Services Company (MFS)	111 Huntington Avenue, Boston, MA 02199	September 4, 2014	N/A	September 15, 2015

Morgan Stanley Investment Management, Inc. (MSIM)	522 Fifth Avenue, New York, NY 10032	September 4, 2014	N/A	September 15, 2015

Oppenheimer Funds, Inc. (Oppenheimer Funds)	225 Liberty Street, 11th Floor, New York, NY 10281-1008	December 1, 2011	N/A	September 15, 2015

Robeco Investment Management, Inc., (dba Boston Partners (BP))	One Beacon Street, 30th Floor, Boston, MA 02108	September 4, 2014	N/A	September 15, 2015

T. Rowe Price Associates, Inc. (T. Rowe Price)	100 East Pratt Street, Baltimore, MD 21202	June 3, 2010	N/A	September 15, 2015

Waddell & Reed Investment Management Company (WRIMCO)	6300 Lamar Avenue, P.O. Box 29217, Overland Park, KS 66201-9217	September 5, 2014	N/A	September 15, 2015

71

Fund / Sub-Advisers*	Principal Business Address	Contract Date	Date Last Submitted to Shareholders**	Date Last Approved by the Board of Trustees

Strategic Advisers Emerging Markets Fund

Acadian Asset Management LLC (Acadian)	260 Franklin Street, Boston, MA 02110	September 6, 2012	N/A	September 15, 2015

FIAM[1]	See above	September 8, 2010	September 29, 2010	March 16, 2016

M&G Investment Management Limited (M&G)	Laurence Pountney Hill, London EC4R OHH	March 5, 2015	N/A	March 5, 2015

Somerset Capital Management LLP (Somerset Capital)	110 Buckingham Palace Road, London SW1W 9SA	June 4, 2015	N/A	June 3, 2015

Strategic Advisers Growth Fund

ClariVest Asset Management LLC (ClariVest)	See above	December 6, 2012	N/A	September 15, 2015

FIAM[1]	See above	March 5, 2010	June 1, 2010	September 15, 2015

Loomis Sayles & Company, L.P. (Loomis Sayles)	See above	December 2, 2014	N/A	December 2, 2014

Massachusetts Financial Services Company (MFS)	See above	September 11, 2013	N/A	September 15, 2015

Morgan Stanley Investment Management, Inc. (MSIM)	See above	December 1, 2011	N/A	September 15, 2015

Waddell & Reed Investment Management Company (WRIMCO)	See above	March 5, 2010	N/A	September 15, 2015

Strategic Advisers Income Opportunities Fund

N/A	N/A	N/A	N/A	N/A

Strategic Advisers International Fund

Arrowstreet Capital, Limited Partnership (Arrowstreet)	200 Clarendon Street, 30th Floor, Boston, MA 02116	March 5, 2015	N/A	March 5, 2015

Causeway Capital Management LLC (Causeway)	11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025	December 1, 2010	N/A	September 15, 2015

FIAM[1]	See above	March 5, 2010	August 20, 2010	March 16, 2016

Massachusetts Financial Services Company (MFS)	See above	March 3, 2011	N/A	September 15, 2015

Thompson, Siegel & Walmsley LLC (TS&W)	6806 Paragon Place, Suite 300, Richmond, VA 23230	September 4, 2014	N/A	September 15, 2015

William Blair & Company, LLC (William Blair)	222 W. Adams Street, Chicago, IL 60606	March 3, 2011	N/A	September 15, 2015

Strategic Advisers International II Fund

FIAM[1]	See above	March 5, 2010	August 20, 2010	March 16, 2016

72

Fund / Sub-Advisers*	Principal Business Address	Contract Date	Date Last Submitted to Shareholders**	Date Last Approved by the Board of Trustees

Strategic Advisers Small-Mid Cap Fund

Advisory Research (ARI)	Two Prudential Plaza, 180 N. Stetson Avenue, Suite 5500, Chicago, IL 60601	December 1, 2010	N/A	September 15, 2015

AllianceBernstein L.P. (AB)	See above	September 16, 2015	N/A	September 15, 2015

Arrowpoint Asset Management, LLC (Arrowpoint)	100 Fillmore Street, Suite 325, Denver, CO 80206	December 2, 2015	N/A	December 2, 2015

FIAM[1]	See above	March 5, 2010	August 20, 2010	September 15, 2015

Fisher Investments	5525 NW Fisher Creek Drive, Camas, WA 98607	September 4, 2014	N/A	September 15, 2015

Invesco Advisers, Inc. (Invesco)	1555 Peachtree, N.E., Atlanta, GA 30309	December 1, 2010	N/A	September 15, 2015

J.P. Morgan Investment Management Inc. (JPMorgan)	See above	March 3, 2016	N/A	March 2, 2016

Kennedy Capital Management, Inc. (Kennedy Capital)	10829 Olive Boulevard, Suite 100, St. Louis, MO 63141	December 6, 2012	N/A	September 15, 2015

Neuberger Berman Investment Advisers LLC (NBIA)	605 Third Avenue, New York, NY 10158	June 2, 2011	N/A	September 15, 2015

Portolan Capital Management, LLC (Portolan)	Two International Place, 26th Floor, Boston, MA 02110	March 5, 2015	N/A	March 5, 2015

RS Investment Management Co. LLC (RS Investments)	One Bush Street, Suite 900, San Francisco, CA 94104	June 7, 2013	N/A	September 15, 2015

Systematic Financial Management, L.P. (Systematic)	300 Frank W. Burr Boulevard, 7th Floor, Teaneck, NJ 07666	December 1, 2010	N/A	September 15, 2015

The Boston Company Asset Management, LLC (TBCAM)	One Boston Place, Boston, MA 02108	September 4, 2014	N/A	September 15, 2015

Strategic Advisers Value Fund

Aristotle Capital Management, LLC (Aristotle Capital)	See above	December 17, 2012	N/A	September 15, 2015

Brandywine Global Investment Management, (Brandywine Global)	See above	March 5, 2010	N/A	September 15, 2015

FIAM[1]	See above	March 5, 2010	June 25, 2010	September 15, 2015

LSV Asset Management (LSV)	See above	March 5, 2010	N/A	September 15, 2015

Robeco Investment Management, Inc., (dba Boston Partners (BP))	See above	September 11, 2013	N/A	September 15, 2015

[1]	Formerly Pyramis Global Advisors, LLC.
*	Not all sub-advisers are allocated assets to manage under each sub-advisory agreement.
**	Contracts that were not submitted to shareholders for approval were approved by the Board of Trustees pursuant to the SEC Order discussed in the proxy statement.

73

APPENDIX H

EXPENSE EXAMPLES

The following tables describe the fees and expenses that may be incurred when you buy, hold or sell shares of each of the funds. The tables of total annual operating expenses provided below compare the expenses paid by each of the funds during the fiscal years ended February 29, 2016 or May 31, 2016, as applicable (restated to reflect estimated expenses for each fund’s current fiscal years ending on February 28, 2017 or May 31, 2017, as applicable) to the expenses that would be paid, during the same time period, if the Proposed Agreement(s) are approved. With the exception of Proposal 2a, the “Proposed Agreement” column reflects expenses that would be incurred by shareholders if Strategic Advisers were to allocate assets under each respective Proposal based on a hypothetical maximum allocation to the proposed strategy. For Proposal 2a, the “Proposed Agreement” column reflects the estimated impact based on the initial expected allocation of assets to FIAM’s Sector Managed strategy by Strategic Advisers.

As discussed in the proxy statement, except for Proposal 2a, because Strategic Advisers does not currently plan to allocate assets to the proposed strategy discussed in each of the Proposals, fund expense are not expected to change as a result of the approval of each of the other Proposed Agreements. The hypothetical maximum allocations are assumed for purposes of calculating the hypothetical expense examples below.

Proposal 2a Hypothetical Expense Examples.

STRATEGIC ADVISERS CORE FUND

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED

MAY 31, 2016 (restated)

Annual Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Strategic Advisers Core Fund
	Current Expenses*	Proposed Agreement

Management Fee (fluctuates based on the fund’s allocation among underlying funds and sub-advisers)A	0.43%	0.47%

Distribution and/or service (12b-1) Fee	None	None

Other Expenses	0.00%	0.00%

Acquired fund fees and expenses	0.33%	0.25%

Total annual operating expenses	0.76%	0.72%

Fee waiver and/or expense reimbursementA	0.25%	0.25%

Total annual operating expenses after fee waiver and/or expense reimbursement	0.51%	0.47%

* Expenses have been restated to reflect estimated expenses for current fiscal year.

A Strategic Advisers has contractually agreed that Strategic Advisers Core Fund’s maximum aggregate annual management fee will not exceed 1.00% of Strategic Advisers Core Fund’s average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of Strategic Advisers Core Fund’s management fee in an amount equal to 0.25% of Strategic Advisers Core Fund’s average daily net assets. This arrangement will remain in effect through September 30, 2018. Strategic Advisers may not terminate this arrangement without the approval of the Board of Trustees.

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

	Strategic Advisers Core Fund
	Current Expenses*	Proposed Agreement

1 year	$52	$48

3 years	$182	$169

5 years	$363	$341

10 years	$885	$837

* Expenses have been restated to reflect estimated expenses for current fiscal year.

The purpose of the examples and tables above is to assist investors in understanding the various costs and expenses of investing in shares of Strategic Advisers Core Fund. The examples above should not be considered as a representation of past or future expenses of Strategic Advisers Core Fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

74

Proposal 2b Hypothetical Expense Examples.

STRATEGIC ADVISERS CORE FUND

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED

MAY 31, 2016 (restated)

Annual Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Strategic Advisers Core Fund

	Current Expenses*	Proposed Agreement- Hypothetical Allocation

Management Fee (fluctuates based on the fund’s allocation among underlying funds and sub-advisers)A	0.43%	0.44%

Distribution and/or service (12b-1) Fee	None	None

Other Expenses	0.00%	0.00%

Acquired fund fees and expenses	0.33%	0.33%

Total annual operating expenses	0.76%	0.77%

Fee waiver and/or expense reimbursementA	0.25%	0.25%

Total annual operating expenses after fee waiver and/or expense reimbursement	0.51%	0.52%

* Expenses have been restated to reflect estimated expenses for current fiscal year.

A Strategic Advisers has contractually agreed that Strategic Advisers Core Fund’s maximum aggregate annual management fee will not exceed 1.00% of Strategic Advisers Core Fund’s average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of Strategic Advisers Core Fund’s management fee in an amount equal to 0.25% of Strategic Advisers Core Fund’s average daily net assets. This arrangement will remain in effect through September 30, 2018. Strategic Advisers may not terminate this arrangement without the approval of the Board of Trustees.

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

	Strategic Advisers Core Fund

	Current Expenses*	Proposed Agreement- Hypothetical Allocation

1 year	$52	$53

3 years	$182	$185

5 years	$363	$368

10 years	$885	$897

* Expenses have been restated to reflect estimated expenses for current fiscal year.

The purpose of the examples and tables above is to assist investors in understanding the various costs and expenses of investing in shares of Strategic Advisers Core Fund. The examples above should not be considered as a representation of past or future expenses of Strategic Advisers Core Fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

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Proposal 2c Hypothetical Expense Examples.

STRATEGIC ADVISERS GROWTH FUND

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED

MAY 31, 2016 (restated)

Annual Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Strategic Advisers Growth Fund

	Current Expenses*	Proposed Agreement- Hypothetical Allocation

Management Fee (fluctuates based on the fund’s allocation among underlying funds and sub-advisers)A	0.43%	0.45%

Distribution and/or service (12b-1) Fee	None	None

Other Expenses	0.16%	0.16%

Acquired fund fees and expenses	0.12%	0.12%

Total annual operating expenses	0.71%	0.73%

Fee waiver and/or expense reimbursementA	0.25%	0.25%

Total annual operating expenses after fee waiver and/or expense reimbursement	0.46%	0.48%

* Expenses have been restated to reflect estimated expenses for current fiscal year.

A Strategic Advisers has contractually agreed that Strategic Advisers Growth Fund’s maximum aggregate annual management fee will not exceed 0.95% of Strategic Advisers Growth Fund’s average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of Strategic Advisers Growth Fund’s management fee in an amount equal to 0.25% of Strategic Advisers Growth Fund’s average daily net assets. This arrangement will remain in effect through September 30, 2018. Strategic Advisers may not terminate this arrangement without the approval of the Board of Trustees.

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

	Strategic Advisers Growth Fund

	Current Expenses*	Proposed Agreement- Hypothetical Allocation

1 year	$47	$49

3 years	$166	$173

5 years	$335	$346

10 years	$825	$849

* Expenses have been restated to reflect estimated expenses for current fiscal year.

The purpose of the examples and tables above is to assist investors in understanding the various costs and expenses of investing in shares of Strategic Advisers Growth Fund. The examples above should not be considered as a representation of past or future expenses of Strategic Advisers Growth Fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

76

Proposal 2d Hypothetical Expense Examples.

STRATEGIC ADVISERS VALUE FUND

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED

MAY 31, 2016 (restated)

Annual Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Strategic Advisers Value Fund

	Current Expenses*	Proposed Agreement- Hypothetical Allocation

Management Fee (fluctuates based on the fund’s allocation among underlying funds and sub-advisers)A	0.44%	0.46%

Distribution and/or service (12b-1) Fee	None	None

Other Expenses	0.16%	0.16%

Acquired fund fees and expenses	0.14%	0.14%

Total annual operating expenses	0.74%	0.76%

Fee waiver and/or expense reimbursementA	0.25%	0.25%

Total annual operating expenses after fee waiver and/or expense reimbursement	0.49%	0.51%

* Expenses have been restated to reflect estimated expenses for current fiscal year.

A Strategic Advisers has contractually agreed that Strategic Advisers Value Fund’s maximum aggregate annual management fee will not exceed 0.70% of Strategic Advisers Value Fund’s average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of Strategic Advisers Value Fund’s management fee in an amount equal to 0.25% of Strategic Advisers Value Fund’s average daily net assets. This arrangement will remain in effect through September 30, 2018. Strategic Advisers may not terminate this arrangement without the approval of the Board of Trustees.

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

	Strategic Advisers Value Fund

	Current Expenses*	Proposed Agreement- Hypothetical Allocation

1 year	$50	$52

3 years	$176	$182

5 years	$352	$363

10 years	$861	$885

* Expenses have been restated to reflect estimated expenses for current fiscal year.

The purpose of the examples and tables above is to assist investors in understanding the various costs and expenses of investing in shares of Strategic Advisers Value Fund. The examples above should not be considered as a representation of past or future expenses of Strategic Advisers Value Fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

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Proposal 2e Hypothetical Expense Examples.

STRATEGIC ADVISERS INTERNATIONAL FUND

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED

FEBRUARY 29, 2016 (restated)

Annual Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Strategic Advisers
	International Fund

		Proposed
		Agreement-
	Current	Hypothetical
	Expenses*	Allocation

Management Fee (fluctuates based on the fund’s allocation among underlying funds and sub-advisers)A	0.38%	0.41%

Distribution and/or service (12b-1) Fee	None	None

Other Expenses	0.08%	0.08%

Acquired fund fees and expenses	0.54%	0.54%

Total annual operating expenses	1.00%	1.03%

Fee waiver and/or expense reimbursementA	0.25%	0.25%

Total annual operating expenses after fee waiver and/or expense reimbursement	0.75%	0.78%

* Expenses have been restated to reflect estimated expenses for current fiscal year.

A Strategic Advisers has contractually agreed that Strategic Advisers International Fund’s maximum aggregate annual management fee will not exceed 1.00% of Strategic Advisers International Fund’s average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of Strategic Advisers International Fund’s management fee in an amount equal to 0.25% of Strategic Advisers International Fund’s average daily net assets. This arrangement will remain in effect through September 30, 2018. Strategic Advisers may not terminate this arrangement without the approval of the Board of Trustees.

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

	Strategic Advisers
	International Fund

		Proposed
		Agreement-
	Current	Hypothetical
	Expenses*	Allocation

1 year	$77	$80

3 years	$251	$261

5 years	$487	$503

10 years	$1,163	$1,198

* Expenses have been restated to reflect estimated expenses for current fiscal year.

The purpose of the examples and tables above is to assist investors in understanding the various costs and expenses of investing in shares of Strategic Advisers International Fund. The examples above should not be considered as a representation of past or future expenses of Strategic Advisers International Fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

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Proposal 2f Hypothetical Expense Examples.

STRATEGIC ADVISERS INTERNATIONAL II FUND

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED

FEBRUARY 29, 2016 (restated)

Annual Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Strategic Advisers
	International II Fund

		Proposed
		Agreement-
	Current	Hypothetical
	Expenses*	Allocation

Management Fee (fluctuates based on the fund’s allocation among underlying funds and sub-advisers)A	0.31%	0.34%

Distribution and/or service (12b-1) Fee	None	None

Other Expenses	0.07%	0.07%

Acquired fund fees and expenses	0.75%	0.75%

Total annual operating expenses	1.13%	1.16%

Fee waiver and/or expense reimbursementA	0.25%	0.25%

Total annual operating expenses after fee waiver and/or expense reimbursement	0.88%	0.91%

* Expenses have been restated to reflect estimated expenses for current fiscal year.

A Strategic Advisers has contractually agreed that Strategic Advisers International II Fund’s maximum aggregate annual management fee will not exceed 1.00% of Strategic Advisers International II Fund’s average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of Strategic Advisers International II Fund’s management fee in an amount equal to 0.25% of Strategic Advisers International II Fund’s average daily net assets. This arrangement will remain in effect through September 30, 2018. Strategic Advisers may not terminate this arrangement without the approval of the Board of Trustees.

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

	Strategic Advisers
	International II Fund

		Proposed
		Agreement-
	Current	Hypothetical
	Expenses*	Allocation

1 year	$90	$93

3 years	$292	$302

5 years	$557	$573

10 years	$1,314	$1,349

* Expenses have been restated to reflect estimated expenses for current fiscal year.

The purpose of the examples and tables above is to assist investors in understanding the various costs and expenses of investing in shares of Strategic Advisers International II Fund. The examples above should not be considered as a representation of past or future expenses of Strategic Advisers International II Fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

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Proposal 2g Hypothetical Expense Examples.

STRATEGIC ADVISERS EMERGING MARKETS FUND

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED

FEBRUARY 29, 2016 (restated)

Annual Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Strategic Advisers
	Emerging Markets Fund

		Proposed
		Agreement-
	Current	Hypothetical
	Expenses*	Allocation

Management Fee (fluctuates based on the fund’s allocation among underlying funds and sub-advisers)A	0.42%	0.46%

Distribution and/or service (12b-1) Fee	None	None

Other Expenses	0.16%	0.16%

Acquired fund fees and expenses	0.79%	0.79%

Total annual operating expenses	1.37%	1.41%

Fee waiver and/or expense reimbursementA	0.25%	0.25%

Total annual operating expenses after fee waiver and/or expense reimbursement	1.12%	1.16%

* Expenses have been restated to reflect estimated expenses for current fiscal year.

A Strategic Advisers has contractually agreed that Strategic Advisers Emerging Markets Fund’s maximum aggregate annual management fee will not exceed 1.20% of Strategic Advisers Emerging Market Fund’s average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of Strategic Advisers Emerging Markets Fund’s management fee in an amount equal to 0.25% of Strategic Advisers Emerging Markets Fund’s average daily net assets. This arrangement will remain in effect through September 30, 2018. Strategic Advisers may not terminate this arrangement without the approval of the Board of Trustees.

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

	Strategic Advisers
	Emerging Markets Fund

		Proposed
		Agreement-
	Current	Hypothetical
	Expenses*	Allocation

1 year	$114	$118

3 years	$367	$380

5 years	$685	$707

10 years	$1,587	$1,632

* Expenses have been restated to reflect estimated expenses for current fiscal year.

The purpose of the examples and tables above is to assist investors in understanding the various costs and expenses of investing in shares of Strategic Advisers Emerging Markets Fund. The examples above should not be considered as a representation of past or future expenses of Strategic Advisers Emerging Markets Fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

80

Proposal 2h Hypothetical Expense Examples.

STRATEGIC ADVISERS INCOME OPPORTUNITIES FUND

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED

FEBRUARY 29, 2016 (restated)

Annual Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Strategic Advisers
	Income Opportunities
	Fund

		Proposed
		Agreement-
	Current	Hypothetical
	Expenses*	Allocation

Management Fee (fluctuates based on the fund’s allocation among underlying funds and sub-advisers)A	0.25%	0.30%

Distribution and/or service (12b-1) Fee	None	None

Other Expenses	0.01%	0.08%

Acquired fund fees and expenses	0.82%	0.67%

Total annual operating expenses	1.08%	1.05%

Fee waiver and/or expense reimbursementA	0.25%	0.25%

Total annual operating expenses after fee waiver and/or expense reimbursement	0.83%	0.80%

* Expenses have been restated to reflect estimated expenses for current fiscal year.

A Strategic Advisers has contractually agreed that Strategic Advisers Income Opportunities Fund’s maximum aggregate annual management fee will not exceed 0.75% of Strategic Advisers Income Opportunities Fund’s average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of Strategic Advisers Income Opportunities Fund’s management fee in an amount equal to 0.25% of Strategic Advisers Income Opportunities Fund’s average daily net assets. This arrangement will remain in effect through September 30, 2018. Strategic Advisers may not terminate this arrangement without the approval of the Board of Trustees.

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

	Strategic Advisers
	Income Opportunities
	Fund

		Proposed
		Agreement-
	Current	Hypothetical
	Expenses*	Allocation

1 year	$85	$82

3 years	$276	$267

5 years	$530	$514

10 years	$1,256	$1,221

* Expenses have been restated to reflect estimated expenses for current fiscal year.

The purpose of the examples and tables above is to assist investors in understanding the various costs and expenses of investing in shares of Strategic Advisers Income Opportunities Fund. The examples above should not be considered as a representation of past or future expenses of Strategic Advisers Income Opportunities Fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

81

Proposal 3a Hypothetical Expense Examples.

STRATEGIC ADVISERS INTERNATIONAL FUND

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED

FEBRUARY 29, 2016 (restated)

Annual Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Strategic Advisers
	International Fund

		Proposed
		Agreement-
	Current	Hypothetical
	Expenses*	Allocation

Management Fee (fluctuates based on the fund’s allocation among underlying funds and sub-advisers)A	0.38%	0.40%

Distribution and/or service (12b-1) Fee	None	None

Other Expenses	0.08%	0.08%

Acquired fund fees and expenses	0.54%	0.54%

Total annual operating expenses	1.00%	1.02%

Fee waiver and/or expense reimbursementA	0.25%	0.25%

Total annual operating expenses after fee waiver and/or expense reimbursement	0.75%	0.77%

* Expenses have been restated to reflect estimated expenses for current fiscal year.

A Strategic Advisers has contractually agreed that Strategic Advisers International Fund’s maximum aggregate annual management fee will not exceed 1.00% of Strategic Advisers International Fund’s average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of Strategic Advisers International Fund’s management fee in an amount equal to 0.25% of Strategic Advisers International Fund’s average daily net assets. This arrangement will remain in effect through September 30, 2018. Strategic Advisers may not terminate this arrangement without the approval of the Board of Trustees.

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

	Strategic Advisers
	International Fund

		Proposed
		Agreement-
	Current	Hypothetical
	Expenses*	Allocation

1 year	$77	$79

3 years	$251	$258

5 years	$487	$498

10 years	$1,163	$1,186

* Expenses have been restated to reflect estimated expenses for current fiscal year.

The purpose of the examples and tables above is to assist investors in understanding the various costs and expenses of investing in shares of Strategic Advisers International Fund. The examples above should not be considered as a representation of past or future expenses of Strategic Advisers International Fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

82

Proposal 3b Hypothetical Expense Examples.

STRATEGIC ADVISERS INTERNATIONAL II FUND

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED

FEBRUARY 29, 2016 (restated)

Annual Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Strategic Advisers
	International II Fund

		Proposed
		Agreement-
	Current	Hypothetical
	Expenses*	Allocation

Management Fee (fluctuates based on the fund’s allocation among underlying funds and sub-advisers)A	0.31%	0.32%

Distribution and/or service (12b-1) Fee	None	None

Other Expenses	0.07%	0.07%

Acquired fund fees and expenses	0.75%	0.75%

Total annual operating expenses	1.13%	1.14%

Fee waiver and/or expense reimbursementA	0.25%	0.25%

Total annual operating expenses after fee waiver and/or expense reimbursement	0.88%	0.89%

* Expenses have been restated to reflect estimated expenses for current fiscal year.

A Strategic Advisers has contractually agreed that Strategic Advisers International II Fund’s maximum aggregate annual management fee will not exceed 1.00% of Strategic Advisers International II Fund’s average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of Strategic Advisers International II Fund’s management fee in an amount equal to 0.25% of Strategic Advisers International II Fund’s average daily net assets. This arrangement will remain in effect through September 30, 2018. Strategic Advisers may not terminate this arrangement without the approval of the Board of Trustees.

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

	Strategic Advisers
	International II Fund

		Proposed
		Agreement-
	Current	Hypothetical
	Expenses*	Allocation

1 year	$90	$91

3 years	$292	$295

5 years	$557	$562

10 years	$1,314	$1,326

* Expenses have been restated to reflect estimated expenses for current fiscal year.

The purpose of the examples and tables above is to assist investors in understanding the various costs and expenses of investing in shares of Strategic Advisers International II Fund. The examples above should not be considered as a representation of past or future expenses of Strategic Advisers International II Fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

83

Proposal 3c Hypothetical Expense Examples.

STRATEGIC ADVISERS EMERGING MARKETS FUND

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED

FEBRUARY 29, 2016 (restated)

Annual Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Strategic Advisers
	Emerging Markets Fund

		Proposed
		Agreement-
	Current	Hypothetical
	Expenses*	Allocation

Management Fee (fluctuates based on the fund’s allocation among underlying funds and sub-advisers)A	0.42%	0.44%

Distribution and/or service (12b-1) Fee	None	None

Other Expenses	0.16%	0.16%

Acquired fund fees and expenses	0.79%	0.79%

Total annual operating expenses	1.37%	1.39%
Fee waiver and/or expense reimbursementA	0.25%	0.25%

Total annual operating expenses after fee waiver and/or expense reimbursement	1.12%	1.14%

* Expenses have been restated to reflect estimated expenses for current fiscal year.

A Strategic Advisers has contractually agreed that Strategic Advisers Emerging Markets Fund’s maximum aggregate annual management fee will not exceed 1.20% of Strategic Advisers Emerging Market Fund’s average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of Strategic Advisers Emerging Markets Fund’s management fee in an amount equal to 0.25% of Strategic Advisers Emerging Markets Fund’s average daily net assets. This arrangement will remain in effect through September 30, 2018. Strategic Advisers may not terminate this arrangement without the approval of the Board of Trustees.

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

	Strategic Advisers
	Emerging Markets Fund

		Proposed
		Agreement-
	Current	Hypothetical
	Expenses*	Allocation

1 year	$114	$116

3 years	$367	$374

5 years	$685	$696

10 years	$1,587	$1,610

* Expenses have been restated to reflect estimated expenses for current fiscal year.

The purpose of the examples and tables above is to assist investors in understanding the various costs and expenses of investing in shares of Strategic Advisers Emerging Markets Fund. The examples above should not be considered as a representation of past or future expenses of Strategic Advisers Emerging Markets Fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

84

Proposal 4a Hypothetical Expense Examples.

STRATEGIC ADVISERS CORE FUND

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED

MAY 31, 2016 (restated)

Annual Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Strategic Advisers
	Core Fund

		Proposed
		Agreement-
	Current	Hypothetical
	Expenses*	Allocation

Management Fee (fluctuates based on the fund’s allocation among underlying funds and sub-advisers)A	0.43%	0.40%

Distribution and/or service (12b-1) Fee	None	None

Other Expenses	0.00%	0.00%

Acquired fund fees and expenses	0.33%	0.33%

Total annual operating expenses	0.76%	0.73%

Fee waiver and/or expense reimbursementA	0.25%	0.25%

Total annual operating expenses after fee waiver and/or expense reimbursement	0.51%	0.48%

* Expenses have been restated to reflect estimated expenses for current fiscal year.

A Strategic Advisers has contractually agreed that Strategic Advisers Core Fund’s maximum aggregate annual management fee will not exceed 1.00% of Strategic Advisers Core Fund’s average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of Strategic Advisers Core Fund’s management fee in an amount equal to 0.25% of Strategic Advisers Core Fund’s average daily net assets. This arrangement will remain in effect through September 30, 2018. Strategic Advisers may not terminate this arrangement without the approval of the Board of Trustees.

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

	Strategic Advisers
	Core Fund

		Proposed
		Agreement-
	Current	Hypothetical
	Expenses*	Allocation

1 year	$52	$49

3 years	$182	$173

5 years	$363	$346

10 years	$885	$849

* Expenses have been restated to reflect estimated expenses for current fiscal year.

The purpose of the examples and tables above is to assist investors in understanding the various costs and expenses of investing in shares of Strategic Advisers Core Fund. The examples above should not be considered as a representation of past or future expenses of Strategic Advisers Core Fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

85

Proposal 4b Hypothetical Expense Examples.

STRATEGIC ADVISERS GROWTH FUND

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED

MAY 31, 2016 (restated)

Annual Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Strategic Advisers
	Growth Fund

		Proposed
		Agreement-
	Current	Hypothetical
	Expenses*	Allocation

Management Fee (fluctuates based on the fund’s allocation among underlying funds and sub-advisers)A	0.43%	0.41%

Distribution and/or service (12b-1) Fee	None	None

Other Expenses	0.16%	0.16%

Acquired fund fees and expenses	0.12%	0.12%

Total annual operating expenses	0.71%	0.69%

Fee waiver and/or expense reimbursementA	0.25%	0.25%

Total annual operating expenses after fee waiver and/or expense reimbursement	0.46%	0.44%

* Expenses have been restated to reflect estimated expenses for current fiscal year.

A Strategic Advisers has contractually agreed that Strategic Advisers Growth Fund’s maximum aggregate annual management fee will not exceed 0.95% of Strategic Advisers Growth Fund’s average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of Strategic Advisers Growth Fund’s management fee in an amount equal to 0.25% of Strategic Advisers Growth Fund’s average daily net assets. This arrangement will remain in effect through September 30, 2018. Strategic Advisers may not terminate this arrangement without the approval of the Board of Trustees.

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

	Strategic Advisers
	Growth Fund

		Proposed
		Agreement-
	Current	Hypothetical
	Expenses*	Allocation

1 year	$47	$45

3 years	$166	$160

5 years	$335	$324

10 years	$825	$801

* Expenses have been restated to reflect estimated expenses for current fiscal year.

The purpose of the examples and tables above is to assist investors in understanding the various costs and expenses of investing in shares of Strategic Advisers Growth Fund. The examples above should not be considered as a representation of past or future expenses of Strategic Advisers Growth Fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

86

Proposal 4c Hypothetical Expense Examples.

STRATEGIC ADVISERS VALUE FUND

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED

MAY 31, 2016 (restated)

Annual Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Strategic Advisers
	Value Fund

		Proposed
		Agreement-
	Current	Hypothetical
	Expenses*	Allocation

Management Fee (fluctuates based on the fund’s allocation among underlying funds and sub-advisers)A	0.44%	0.42%

Distribution and/or service (12b-1) Fee	None	None

Other Expenses	0.16%	0.16%

Acquired fund fees and expenses	0.14%	0.14%

Total annual operating expenses	0.74%	0.72%

Fee waiver and/or expense reimbursementA	0.25%	0.25%

Total annual operating expenses after fee waiver and/or expense reimbursement	0.49%	0.47%

* Expenses have been restated to reflect estimated expenses for current fiscal year.

A Strategic Advisers has contractually agreed that Strategic Advisers Value Fund’s maximum aggregate annual management fee will not exceed 0.70% of Strategic Advisers Value Fund’s average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of Strategic Advisers Value Fund’s management fee in an amount equal to 0.25% of Strategic Advisers Value Fund’s average daily net assets. This arrangement will remain in effect through September 30, 2018. Strategic Advisers may not terminate this arrangement without the approval of the Board of Trustees.

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

	Strategic Advisers
	Value Fund

		Proposed
		Agreement-
	Current	Hypothetical
	Expenses*	Allocation

1 year	$50	$48

3 years	$176	$169

5 years	$352	$341

10 years	$861	$837

* Expenses have been restated to reflect estimated expenses for current fiscal year.

The purpose of the examples and tables above is to assist investors in understanding the various costs and expenses of investing in shares of Strategic Advisers Value Fund. The examples above should not be considered as a representation of past or future expenses of Strategic Advisers Value Fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

87

Proposal 4d Hypothetical Expense Examples.

STRATEGIC ADVISERS SMALL-MID CAP FUND

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED

FEBRUARY 29, 2016 (restated)

Annual Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Strategic Advisers
	Small-Mid Cap Fund

		Proposed
		Agreement-
	Current	Hypothetical
	Expenses*	Allocation

Management Fee (fluctuates based on the fund’s allocation among underlying funds and sub-advisers)A	0.65%	0.62%

Distribution and/or service (12b-1) Fee	None	None

Other Expenses	0.20%	0.20%

Acquired fund fees and expenses	0.22%	0.22%

Total annual operating expenses	1.07%	1.04%

Fee waiver and/or expense reimbursementA	0.25%	0.25%

Total annual operating expenses after fee waiver and/or expense reimbursement	0.82%	0.79%

* Expenses have been restated to reflect estimated expenses for current fiscal year.

A Strategic Advisers has contractually agreed that Strategic Advisers Small-Mid Cap Fund’s maximum aggregate annual management fee will not exceed 1.10% of Strategic Advisers Small-Mid Cap Fund’s average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of Strategic Advisers Small-Mid Cap Fund’s management fee in an amount equal to 0.25% of Strategic Advisers Small-Mid Cap Fund’s average daily net assets. This arrangement will remain in effect through September 30, 2018. Strategic Advisers may not terminate this arrangement without the approval of the Board of Trustees.

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

	Strategic Advisers
	Small-Mid Cap Fund

		Proposed
		Agreement-
	Current	Hypothetical
	Expenses*	Allocation

1 year	$84	$81

3 years	$273	$264

5 years	$525	$508

10 years	$1,245	$1,210

* Expenses have been restated to reflect estimated expenses for current fiscal year.

The purpose of the examples and tables above is to assist investors in understanding the various costs and expenses of investing in shares of Strategic Advisers Small-Mid Cap Fund. The examples above should not be considered as a representation of past or future expenses of Strategic Advisers Small-Mid Cap Fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

88

Proposal 4e Hypothetical Expense Examples.

STRATEGIC ADVISERS INTERNATIONAL FUND

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED

FEBRUARY 29, 2016 (restated)

Annual Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Strategic Advisers
	International Fund

		Proposed
		Agreement-
	Current	Hypothetical
	Expenses*	Allocation

Management Fee (fluctuates based on the fund’s allocation among underlying funds and sub-advisers)A	0.38%	0.37%

Distribution and/or service (12b-1) Fee	None	None

Other Expenses	0.08%	0.08%

Acquired fund fees and expenses	0.54%	0.54%

Total annual operating expenses	1.00%	0.99%

Fee waiver and/or expense reimbursementA	0.25%	0.25%

Total annual operating expenses after fee waiver and/or expense reimbursement	0.75%	0.74%

* Expenses have been restated to reflect estimated expenses for current fiscal year.

A Strategic Advisers has contractually agreed that Strategic Advisers International Fund’s maximum aggregate annual management fee will not exceed 1.00% of Strategic Advisers International Fund’s average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of Strategic Advisers International Fund’s management fee in an amount equal to 0.25% of Strategic Advisers International Fund’s average daily net assets. This arrangement will remain in effect through September 30, 2018. Strategic Advisers may not terminate this arrangement without the approval of the Board of Trustees.

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

	Strategic Advisers
	International Fund

		Proposed
		Agreement-
	Current	Hypothetical
	Expenses*	Allocation

1 year	$77	$76

3 years	$251	$248

5 years	$487	$481

10 years	$1,163	$1,151

* Expenses have been restated to reflect estimated expenses for current fiscal year.

The purpose of the examples and tables above is to assist investors in understanding the various costs and expenses of investing in shares of Strategic Advisers International Fund. The examples above should not be considered as a representation of past or future expenses of Strategic Advisers International Fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

89

Proposal 4f Hypothetical Expense Examples.

STRATEGIC ADVISERS INTERNATIONAL II FUND

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED

FEBRUARY 29, 2016 (restated)

Annual Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Strategic Advisers
	International II Fund

		Proposed
		Agreement-
	Current	Hypothetical
	Expenses*	Allocation

Management Fee (fluctuates based on the fund’s allocation among underlying funds and sub-advisers)A	0.31%	0.28%

Distribution and/or service (12b-1) Fee	None	None

Other Expenses	0.07%	0.07%

Acquired fund fees and expenses	0.75%	0.75%

Total annual operating expenses	1.13%	1.10%

Fee waiver and/or expense reimbursementA	0.25%	0.25%

Total annual operating expenses after fee waiver and/or expense reimbursement	0.88%	0.85%

* Expenses have been restated to reflect estimated expenses for current fiscal year.

A Strategic Advisers has contractually agreed that Strategic Advisers International II Fund’s maximum aggregate annual management fee will not exceed 1.00% of Strategic Advisers International II Fund’s average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of Strategic Advisers International II Fund’s management fee in an amount equal to 0.25% of Strategic Advisers International II Fund’s average daily net assets. This arrangement will remain in effect through September 30, 2018. Strategic Advisers may not terminate this arrangement without the approval of the Board of Trustees.

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

	Strategic Advisers
	International II Fund

		Proposed
		Agreement-
	Current	Hypothetical
	Expenses*	Allocation

1 year	$90	$87

3 years	$292	$283

5 years	$557	$541

10 years	$1,314	$1,279

* Expenses have been restated to reflect estimated expenses for current fiscal year.

The purpose of the examples and tables above is to assist investors in understanding the various costs and expenses of investing in shares of Strategic Advisers International II Fund. The examples above should not be considered as a representation of past or future expenses of Strategic Advisers International II Fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

90

APPENDIX I

OTHER REGISTERED FUNDS ADVISED BY FIAM

FIAM serves as investment adviser or sub-adviser to the following other investment companies with similar investment objectives as the investment strategy FIAM would utilize on behalf of the funds in Proposals 2b-2d (Large Cap Core strategy).

Client	Fee Schedule	Assets

Client A	0.33% (33 basis points) on the first $350M	$120.7 M
	0.32% (32 basis points) on the next $150M	(as of 6/30/16)
0.31% (31 basis points) on assets over $500M

FIAM does not currently serve as investment adviser or sub-adviser for any other investment companies within the other strategies proposed on behalf of the funds in Proposals 2a and 2e-2h.

91

APPENDIX J

BOARD APPROVAL OF PROPOSED AGREEMENTS

The factors the Board considered in approving the proposed agreements with each of FIAM, FIA, FIA (UK), and Geode.

Board Approval of Proposed Agreements with FIAM.

On June 7, 2016, the Board of Trustees, including the Independent Trustees voted at an in-person meeting to approve new investment sub-advisory agreements with FIAM (the Proposed Agreements) subject to shareholder approval.

The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, considered a broad range of information it believed relevant to the approval of each Proposed Agreement.

In considering whether to approve each Proposed Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees’ counsel and through the exercise of its business judgment, that the approval of each Proposed Agreement is in the best interests of each fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under each Proposed Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which each fund may invest. The Board’s decision to approve each Proposed Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided. The Board noted that it is familiar with the nature, extent and quality of services provided by FIAM from its oversight of FIAM on behalf of other existing strategies for each fund pursuant to existing sub-advisory agreements between Strategic Advisers and FIAM (Existing Agreement), except Strategic Advisers Income Opportunities Fund, and as sub-adviser for other funds under the Board’s supervision. The Board considered that although the new strategy will not utilize the same investment personnel as the existing strategies approved by the Board under the Existing Agreements, the same support staff, including compliance personnel, that currently provides services to the funds will also provide services under each Proposed Agreement. The Board considered the backgrounds of the investment personnel that will provide services to each fund under each Proposed Agreement, and also took into consideration the fund’s investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of FIAM’s portfolio manager compensation program with respect to the investment personnel that will provide services under each Proposed Agreement and whether this structure provides appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the investment staff that will provide services to each fund under each Proposed Agreement and its use of technology. The Board noted that FIAM will utilize a different strategy to provide services to each fund under each Proposed Agreement than the strategies approved under the Current Agreements and reviewed the general qualifications and capabilities of the investment staff that will provide services to each fund under each Proposed Agreement and its use of technology. The Board noted that FIAM’s analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered FIAM’s trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by FIAM under each Proposed Agreement and (ii) the resources to be devoted to each fund’s compliance policies and procedures.

Investment Performance. The Board also considered the historical investment performance of FIAM and the portfolio managers in managing accounts under similar strategies.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to each fund under each Proposed Agreement should benefit the relevant fund’s shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing each Proposed Agreement, the Board considered the amount and nature of fees to be paid by each fund to the fund’s investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to FIAM under each Proposed Agreement and, with respect to the Strategic Advisers Core Fund, the impact on total net expenses of the fund as a result of each Proposed Agreement. Because Strategic Advisers will not allocate assets to FIAM at this time, for funds other than Strategic Advisers Core Fund, the Board considered the hypothetical impact on the fund’s management fee rate and total expenses if Strategic Advisers were to allocate assets to FIAM in the future.

Strategic Advisers Core Fund: The Board noted that the fund’s contractual maximum aggregate annual management fee rate may not exceed 1.00% of the fund’s average daily net assets and that the approval of each Proposed Agreement will not result in a change to the contractual maximum aggregate annual management fee payable by the fund or Strategic Advisers’ portion of the management fee. The Board considered Strategic Advisers’ contractual agreement to waive its 0.25% portion of the fund’s management fee through September 30, 2018 and its proposal to extend the waiver through September 30, 2019. In addition, the Board considered that Strategic Advisers’ portion of the management fee paid to Strategic Advisers will continue to be all-inclusive and that Strategic Advisers will continue to pay the fund’s operating expenses, with certain limited exceptions, out of its portion of the management fee. The Board also considered that the

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fund’s management fee rate and total net expenses, after allocating assets to FIAM, are expected to continue to rank below the median competitive peer group data provided in the June 2016 management contract renewal materials with respect to the fund.

Strategic Advisers Growth Fund: The Board noted that the fund’s contractual maximum aggregate annual management fee rate may not exceed 0.95% of the fund’s average daily net assets and that the approval of the Proposed Agreement will not result in a change to the contractual maximum aggregate annual management fee payable by the fund or Strategic Advisers’ portion of the management fee. The Board considered Strategic Advisers’ contractual agreement to waive its 0.25% portion of the fund’s management fee through September 30, 2018 and its proposal to extend the waiver through September 30, 2019. The Board also considered that after approval of the Proposed Agreement, the fund’s management fee rate and total net expenses are expected to continue to rank below the median competitive peer group data provided in the June 2016 management contract renewal materials.

Strategic Advisers Value Fund: The Board noted that the fund’s contractual maximum aggregate annual management fee rate may not exceed 0.70% of the fund’s average daily net assets and that the approval of the Proposed Agreement will not result in a change to the contractual maximum aggregate annual management fee payable by the fund or Strategic Advisers’ portion of the management fee. The Board considered Strategic Advisers’ contractual agreement to waive its 0.25% portion of the fund’s management fee through September 30, 2018 and its proposal to extend the waiver through September 30, 2019. The Board also considered that after approval of the Proposed Agreement, the fund’s management fee rate and total net expenses are expected to continue to rank below the median competitive peer group data provided in the June 2016 management contract renewal materials.

Strategic Advisers International Fund: The Board noted that the fund’s contractual maximum aggregate annual management fee rate may not exceed 1.00% of the fund’s average daily net assets and that the approval of the Proposed Agreement will not result in a change to the contractual maximum aggregate annual management fee payable by the fund or Strategic Advisers’ portion of the management fee. The Board considered Strategic Advisers’ contractual agreement to waive its 0.25% portion of the fund’s management fee through September 30, 2018 and its proposal to extend the waiver through September 30, 2019. The Board also considered that after approval of the Proposed Agreement, the fund’s management fee rate and total net expenses are expected to continue to rank below the median competitive peer group data provided in the June 2016 management contract renewal materials.

Strategic Advisers International II Fund: The Board noted that the fund’s contractual maximum aggregate annual management fee rate may not exceed 1.00% of the fund’s average daily net assets and that the approval of the Proposed Agreement will not result in a change to the contractual maximum aggregate annual management fee payable by the fund or Strategic Advisers’ portion of the management fee. The Board considered Strategic Advisers’ contractual agreement to waive its 0.25% portion of the fund’s management fee through September 30, 2018 and its proposal to extend the waiver through September 30, 2019. The Board also considered that after approval of the Proposed Agreement, based on hypothetical allocations to FIAM, the fund’s management fee rate is expected to rank above median by 1 bp, before Strategic Advisers’ management fee waiver discussed above, and below median, net of waiver. The Board noted that the fund’s total net expenses are expected to continue to rank below the median competitive peer group data provided in the June 2016 management contract renewal materials.

Strategic Advisers Emerging Markets Fund: The Board noted that the fund’s contractual maximum aggregate annual management fee rate may not exceed 1.20% of the fund’s average daily net assets and that the approval of the Proposed Agreement will not result in a change to the contractual maximum aggregate annual management fee payable by the fund or Strategic Advisers’ portion of the management fee. The Board considered Strategic Advisers’ contractual agreement to waive its 0.25% portion of the fund’s management fee through September 30, 2018 and its proposal to extend the waiver through September 30, 2019. The Board also considered that after approval of the Proposed Agreement, the fund’s management fee rate and total net expenses are expected to continue to rank below the median competitive peer group data provided in the June 2016 management contract renewal materials.

Strategic Advisers Income Opportunities Fund: The Board noted that the fund’s contractual maximum aggregate annual management fee rate may not exceed 0.75% of the fund’s average daily net assets and that the approval of the Proposed Agreement will not result in a change to the contractual maximum aggregate annual management fee payable by the fund or Strategic Advisers’ portion of the management fee. The Board considered Strategic Advisers’ contractual agreement to waive its 0.25% portion of the fund’s management fee through September 30, 2018 and its proposal to extend the waiver through September 30, 2019. The Board also considered that after approval of the Proposed Agreement, the fund’s management fee rate is expected to continue to rank below median and the fund’s total net expenses are expected to maintain the same relationship to the competitive peer group median data provided in the June 2016 management contract renewal materials.

Based on its review, the Board concluded that each fund’s management fee structure will continue to bear a reasonable relationship to the services that each fund and its shareholders will receive and the other factors considered.

Because each Proposed Agreement was negotiated at arm’s length and will have no impact on the contractual maximum management fees payable by each fund or Strategic Advisers’ portion of the management fee, the Board did not consider the costs of services and profitability of the relationship with each fund to Strategic Advisers to be significant factors in its decision to approve each Proposed Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with each fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of each fund’s advisory agreement with Strategic Advisers. With respect to each Proposed

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Agreement, the Board considered management’s representation that it does not anticipate that the hiring of FIAM will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of each fund during its annual renewal of each fund’s advisory agreement with Strategic Advisers and each fund’s sub-advisory agreements. The Board noted that the Proposed Agreements with respect to three of the new strategies provides for breakpoints that have the potential to reduce sub-advisory fees paid to FIAM as assets allocated to FIAM grow. With respect to the other strategy, the Board noted that although the fee schedule does not include breakpoints, the fee schedule is the lowest fee schedule offered by FIAM for the strategy.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that each Proposed Agreement’s fee structure bears a reasonable relationship to the services to be rendered to each respective fund and that each Proposed Agreement should be approved because the agreement is in the best interests of each respective fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which a fund may invest. In addition, the Board concluded that the approval of each Proposed Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

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Board Approval of Proposed Agreements with FIA and FIA (UK).

On June 7, 2016, the Board of Trustees, including the Independent Trustees voted at an in-person meeting to approve a new investment advisory agreement with FIA for each fund, and through FIA, a sub-subadvisory agreement with FIA (UK) (the Proposed Agreements), each subject to shareholder approval.

The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, considered a broad range of information it believed relevant to the approval of each Proposed Agreement.

In considering whether to approve each Proposed Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees’ counsel and through the exercise of its business judgment, that the approval of each Proposed Agreement is in the best interests of each relevant fund and its shareholders and that the approval of each such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under each Proposed Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which each fund may invest. The Board’s decision to approve each Proposed Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided. The Board considered the backgrounds of the investment personnel that will provide services to each fund, and also took into consideration each fund’s investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of FIA’s portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of FIA’s and FIA (UK)‘s investment staff, its use of technology, and their approach to managing and compensating investment personnel. The Board noted that FIA’s and FIA (UK)‘s analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered FIA’s and FIA (UK)‘s trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by FIA and FIA (UK) under each Proposed Agreement and (ii) the resources to be devoted to the funds’ compliance policies and procedures.

Investment Performance. The Board also considered the historical investment performance of FIA and the portfolio managers in managing accounts under a similar strategy.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to each fund under each Proposed Agreement should benefit the relevant fund’s shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing each Proposed Agreement, the Board considered the amount and nature of fees to be paid by each fund to the fund’s investment adviser, Strategic Advisers, and the amount and nature of fees to be paid by Strategic Advisers to FIA under the Sub-Advisory Agreement. The Board noted that FIA will compensate FIA (UK) pursuant to the terms of the sub-subadvisory agreement between FIA and FIA (UK) and that each fund and Strategic Advisers are not responsible for any such fees or expenses. Because Strategic Advisers will not allocate assets to FIA at this time, the Board considered the hypothetical impact on the fund’s management fee rate and total expenses if Strategic Advisers were to allocate assets to FIA in the future.

Strategic Advisers International Fund: The Board noted that the fund’s contractual maximum aggregate annual management fee rate may not exceed 1.00% of the fund’s average daily net assets and that the approval of the Proposed Agreement will not result in a change to the contractual maximum aggregate annual management fee payable by the fund or Strategic Advisers’ portion of the management fee. The Board considered Strategic Advisers’ contractual agreement to waive its 0.25% portion of the fund’s management fee through September 30, 2018 and its proposal to extend the waiver through September 30, 2019. The Board also considered that after approval of the Proposed Agreement, the fund’s management fee rate and total net expenses are expected to continue to rank below the median competitive peer group data provided in the June 2016 management contract renewal materials.

Strategic Advisers International II Fund: The Board noted that the fund’s contractual maximum aggregate annual management fee rate may not exceed 1.00% of the fund’s average daily net assets and that the approval of the Proposed Agreement will not result in a change to the contractual maximum aggregate annual management fee payable by the fund or Strategic Advisers’ portion of the management fee. The Board considered Strategic Advisers’ contractual agreement to waive its 0.25% portion of the fund’s management fee through September 30, 2018 and its proposal to extend the waiver through September 30, 2019. The Board also considered that after approval of the Proposed Agreement, the fund’s management fee rate and total net expenses are expected to continue to rank below the median competitive peer group data provided in the June 2016 management contract renewal materials.

Strategic Advisers Emerging Markets Fund: The Board noted that the fund’s contractual maximum aggregate annual management fee rate may not exceed 1.20% of the fund’s average daily net assets and that the approval of the Proposed Agreement will not result in a change to the contractual maximum aggregate annual management fee payable by the fund or Strategic Advisers’ portion of the management fee.

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The Board considered Strategic Advisers’ contractual agreement to waive its 0.25% portion of the fund’s management fee through September 30, 2018 and its proposal to extend the waiver through September 30, 2019. The Board also considered that after approval of the Proposed Agreement, the fund’s management fee rate and total net expenses are expected to continue to rank below the median competitive peer group data provided in the June 2016 management contract renewal materials.

Based on its review, the Board concluded that each fund’s management fee structure will continue to bear a reasonable relationship to the services that each fund and its shareholders will receive and the other factors considered.

Because each Proposed Agreement was negotiated at arm’s length and will have no impact on the contractual maximum management fees payable by each fund or Strategic Advisers’ portion of the management fee, the Board did not consider the costs of services and profitability of the relationship with each fund to Strategic Advisers to be significant factors in its decision to approve each Proposed Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund’s advisory agreement with Strategic Advisers. With respect to each Proposed Agreement, the Board considered management’s representation that it does not anticipate that the hiring of FIA or FIA (UK) will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of each fund during its annual renewal of each fund’s advisory agreement with Strategic Advisers and each fund’s sub-advisory agreements. The Board noted that the Proposed Agreements with FIA provide for breakpoints that have the potential to reduce sub-advisory fees paid to FIA as assets allocated to FIA grow.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that each Proposed Agreement’s fee structure bears a reasonable relationship to the services to be rendered to each respective fund and that each Proposed Agreement should be approved because the agreement is in the best interests of each respective fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged by FIA will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which a fund may invest. In addition, the Board concluded that the approval of each Proposed Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

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Board Approval of Proposed Agreements with Geode.

On June 7, 2016, the Board of Trustees, including the Independent Trustees voted at an in-person meeting to approve new investment sub-advisory agreements (the Proposed Agreements) with Geode for each fund, subject to shareholder approval.

The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, considered a broad range of information it believed relevant to the approval of each Proposed Agreement.

In considering whether to approve each Proposed Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees’ counsel and through the exercise of its business judgment, that the approval of each Proposed Agreement is in the best interests of each respective fund and its shareholders and that the approval of each such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under each Proposed Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which each fund may invest. The Board’s decision to approve each Proposed Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided. The Board considered the backgrounds of the investment personnel that will provide services to each fund, and also took into consideration each fund’s investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of Geode’s portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Geode’s investment staff, its use of technology, and Geode’s approach to managing and compensating investment personnel. The Board noted that Geode’s analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered Geode’s trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by Geode under each Proposed Agreement and (ii) the resources to be devoted to the fund’s compliance policies and procedures.

Investment Performance. The Board also considered the historical investment performance of Geode and the portfolio managers in managing accounts under similar strategies.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to each fund under each Proposed Agreement should benefit each respective fund’s shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing each Proposed Agreement, the Board considered the amount and nature of fees to be paid by each fund to the fund’s investment adviser, Strategic Advisers, and the amount and nature of fees to be paid by Strategic Advisers to Geode under each Proposed Agreement. Because Strategic Advisers will not allocate assets to Geode at this time, the Board considered the hypothetical impact on each fund’s management fee rate and total expenses if Strategic Advisers were to allocate assets to Geode in the future.

Strategic Advisers Core Fund: The Board noted that the fund’s contractual maximum aggregate annual management fee rate may not exceed 1.00% of the fund’s average daily net assets and that the approval of the Proposed Agreement will not result in a change to the contractual maximum aggregate annual management fee payable by the fund or Strategic Advisers’ portion of the management fee. The Board considered Strategic Advisers’ contractual agreement to waive its 0.25% portion of the fund’s management fee through September 30, 2018 and its proposal to extend the waiver through September 30, 2019. In addition, the Board considered that Strategic Advisers’ portion of the management fee paid to Strategic Advisers will continue to be all-inclusive and that Strategic Advisers will continue to pay the fund’s operating expenses, with certain limited exceptions, out of its portion of the management fee. The Board also considered that after approval of the Proposed Agreement, the fund’s management fee rate and total net expenses are expected to continue to rank below the median competitive peer group data provided in the June 2016 management contract renewal materials.

Strategic Advisers Growth Fund: The Board noted that the fund’s contractual maximum aggregate annual management fee rate may not exceed 0.95% of the fund’s average daily net assets and that the approval of the Proposed Agreement will not result in a change to the contractual maximum aggregate annual management fee payable by the fund or Strategic Advisers’ portion of the management fee. The Board considered Strategic Advisers’ contractual agreement to waive its 0.25% portion of the fund’s management fee through September 30, 2018 and its proposal to extend the waiver through September 30, 2019. The Board also considered that after approval of the Proposed Agreement, the fund’s management fee rate and total net expenses are expected to continue to rank below the median competitive peer group data provided in the June 2016 management contract renewal materials.

Strategic Advisers Value Fund: The Board noted that the fund’s contractual maximum aggregate annual management fee rate may not exceed 0.70% of the fund’s average daily net assets and that the approval of the Proposed Agreement will not result in a change to the contractual maximum aggregate annual management fee payable by the fund or Strategic Advisers’ portion of the management fee. The Board considered Strategic Advisers’ contractual agreement to waive its 0.25% portion of the fund’s management fee through September 30,

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2018 and its proposal to extend the waiver through September 30, 2019. The Board also considered that after approval of the Proposed Agreement, the fund’s management fee rate and total net expenses are expected to continue to rank below the median competitive peer group data provided in the June 2016 management contract renewal materials.

Strategic Advisers Small-Mid Cap Fund: The Board noted that the fund’s contractual maximum aggregate annual management fee rate may not exceed 1.10% of the fund’s average daily net assets and that the approval of the Proposed Agreement will not result in a change to the contractual maximum aggregate annual management fee payable by the fund or Strategic Advisers’ portion of the management fee. The Board considered Strategic Advisers’ contractual agreement to waive its 0.25% portion of the fund’s management fee through September 30, 2018 and its proposal to extend the waiver through September 30, 2019. The Board also considered that after approval of the Proposed Agreement, the fund’s management fee rate and total net expenses are expected to continue to rank below the median competitive peer group data provided in the June 2016 management contract renewal materials.

Strategic Advisers International Fund: The Board noted that the fund’s contractual maximum aggregate annual management fee rate may not exceed 1.00% of the fund’s average daily net assets and that the approval of the Proposed Agreement will not result in a change to the contractual maximum aggregate annual management fee payable by the fund or Strategic Advisers’ portion of the management fee. The Board considered Strategic Advisers’ contractual agreement to waive its 0.25% portion of the fund’s management fee through September 30, 2018 and its proposal to extend the waiver through September 30, 2019. The Board also considered that after approval of the Proposed Agreement, the fund’s management fee rate and total net expenses are expected to continue to rank below the median competitive peer group data provided in the June 2016 management contract renewal materials.

Strategic Advisers International II Fund: The Board noted that the fund’s contractual maximum aggregate annual management fee rate may not exceed 1.00% of the fund’s average daily net assets and that the approval of the Proposed Agreement will not result in a change to the contractual maximum aggregate annual management fee payable by the fund or Strategic Advisers’ portion of the management fee. The Board considered Strategic Advisers’ contractual agreement to waive its 0.25% portion of the fund’s management fee through September 30, 2018 and its proposal to extend the waiver through September 30, 2019. The Board also considered that after approval of the Proposed Agreement, the fund’s management fee rate and total net expenses are expected to continue to rank below the median competitive peer group data provided in the June 2016 management contract renewal materials.

Based on its review, the Board concluded that the fund’s management fee structure continues to bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because each Proposed Agreement was negotiated at arm’s length and will have no impact on the contractual maximum management fees payable by each fund or Strategic Advisers’ portion of the management fee, the Board did not consider the costs of services and profitability of the relationship with each fund to Strategic Advisers to be significant factors in its decision to approve each Proposed Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with each fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of each fund’s advisory agreement with Strategic Advisers. With respect to each Proposed Agreement, the Board considered management’s representation that it does not anticipate that the hiring of Geode will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the funds during its annual renewal of each fund’s advisory agreement with Strategic Advisers and each fund’s sub-advisory agreements. The Board noted that each Proposed Agreement provides for breakpoints that have the potential to reduce sub-advisory fees paid to Geode as assets allocated to Geode grow.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that each Proposed Agreement’s fee structure bears a reasonable relationship to the services to be rendered to each respective fund and that each Proposed Agreement should be approved because the agreement is in the best interests of each respective fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which a fund may invest. In addition, the Board concluded that the approval of each Proposed Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

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APPENDIX K

MANAGEMENT CONTRACT WITH STRATEGIC ADVISERS

The date of each fund’s management contract with Strategic Advisers and the date of the last shareholder vote on each of the management contracts are provided below.

Fund	Date of Contract	Shareholder Approval[1]

Strategic Advisers Core Fund	December 3, 2009	December 29, 2009

Strategic Advisers Emerging Markets Fund	September 8, 2010	September 29, 2010

Strategic Advisers Growth Fund	March 5, 2010	June 1, 2010

Strategic Advisers Income Opportunities Fund	March 5, 2010	August 20, 2010

Strategic Advisers International Fund	March 5, 2010	August 20, 2010

Strategic Advisers International II Fund	March 5, 2010	August 20, 2010

Strategic Advisers Small-Mid Cap Fund	March 5, 2010	August 20, 2010

Strategic Advisers Value Fund	March 5, 2010	June 25, 2010

[1]	Initial approval of management contract by sole initial shareholder.

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APPENDIX L

For each of the funds, Strategic Advisers has contractually agreed that each fund’s maximum annual management fee, as a percentage of their respective average daily net assets, will not exceed the rates in the table below.

Fund Names	Maximum Management Fee

Strategic Advisers Core Fund	1.00%

Strategic Advisers Core Income Fund	0.60%

Strategic Advisers Emerging Markets Fund	1.20%

Strategic Advisers Growth Fund	0.95%

Strategic Advisers Income Opportunities Fund	0.75%

Strategic Advisers International Fund	1.00%

Strategic Advisers International II Fund	1.00%

Strategic Advisers Short Duration Fund	0.55%

Strategic Advisers Small-Mid Cap Fund	1.10%

Strategic Advisers Value Fund	0.70%

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APPENDIX M

SUB-ADVISORY FEES PAID TO FIAM

The following table lists the sub-advisory fee rates paid to FIAM by each fund pursuant to existing sub-advisory agreements that have been approved by shareholders and the Board of Trustees (see Appendix G). FIAM may not be allocated a portion of each fund at this time.

Fund Name	Strategy	Fee Schedule
Strategic Advisers Core Fund	U.S. Equity	27.5bp on the first $500M
22.5bp over $500M
	Quantitative Large Cap Core (not funded)	40bp on the first $100M
35bp on the next $150M
30bp on the next $100M
25bp over $350M
Strategic Advisers Emerging Markets Fund	Select Emerging Markets Equity (funded)	60bp on the first $150M
55bp on the next $150M
50bp over $300M
Strategic Advisers Growth Fund	Focused Large Cap Growth	35bp on the first $250M
30bp on the next $250M
25bp on the next $500M
20bp over $1B
Strategic Advisers International Fund	Select International (not funded for Strategic Advisers International Fund)
Strategic Advisers International II Fund		45bp on the first $200M
40bp on the next $450M
35bp over $650M
	International Value (not funded)	45bp on the first $200M
40bp on the next $450M
35bp over $650M
	Select International Plus (not funded)	48bp on the first $250M
35bp over $250M
	Select Emerging Markets Equity (not funded)	60bp on the first $150M
55bp on the next $150M
50bp over $300M
Strategic Advisers Small-Mid Cap Fund	Small/Mid Cap Core (not funded)	50bp on the first $200M
45bp on the next $200M
40bp over $400M
Strategic Advisers Value Fund	Large Cap Value (not funded)	40bp on the first $100M
35bp on the next $150M
30bp on the next $100M
25bp over $350M
For purposes of calculating fees, the assets of funds invested in the same underlying strategy are aggregated to reach breakpoints.

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APPENDIX N

BROKERAGE COMMISSIONS PAID TO AFFILIATED BROKERS

The tables below show the total amount of brokerage commissions paid by each fund to an affiliated broker for the past fiscal year. The tables also show the approximate amount of aggregate brokerage commissions paid by a fund to an affiliated broker as a percentage of the approximate aggregate dollar amount of transactions for which the fund paid brokerage commissions as well as the the percentage of transactions effected by a fund through an affiliated broker. Affiliated brokers are paid on a commission basis.

During the fiscal year ended May 31, 2016, the following brokerage commissions were paid to affiliated brokers:

Funds	Broker	Affiliated With	Transactions Initiated By	Commissions	Percentage of Aggregate Brokerage Commissions	Percentage of Aggregate Dollar Amount of Brokerage Transactions

Strategic Advisers Core Fund	Fidelity Capital Markets	FMR LLC/ Strategic Advisers	Oppenheimer	$	[ ]%	[ ]%

	Fidelity Capital Markets	FMR LLC/ Strategic Advisers	AB	$	[ ]%	[ ]%

	Fidelity Capital Markets	FMR LLC/ Strategic Advisers	FIAM	$	[ ]%	[ ]%

Strategic Advisers Growth Fund	BoA Merrill Lynch (BIDS)	MSIM	MSIM	$	[ ]%	[ ]%

	Fidelity Capital Markets	FMR LLC/ Strategic Advisers	PGA	$	[ ]%	[ ]%

Strategic Advisers Value Fund	--	--	--	$	[ ]%	[ ]%

†

The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFS is a result of the low commission rates charged by NFS.

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During the fiscal year ended February 29, 2016, the following brokerage commissions were paid to affiliated brokers:

Funds	Broker	Affiliated With	Transactions Initiated By	Commissions	Percentage of Aggregate Brokerage Commissions	Percentage of Aggregate Dollar Amount of Brokerage Transactions

Strategic Advisers Emerging Markets Fund	--	--	--	--	--	--

Strategic Advisers Income Opportunities Fund	--	--	--	--	--	--

Strategic Advisers International Fund	Fidelity Capital Markets	FMR LLC/ Strategic Advisers	MFS	$ 766	0.01%	0.02%

	Luminex	FMR LLC/ Strategic Advisers	MFS	$ 4	0.00%	0.00%

	Fidelity Capital Markets	FMR LLC/ Strategic Advisers	MFS	$ 463	0.01%	0.01%

Strategic Advisers International II Fund	--	--	--	--	--	--

Strategic Advisers Small-Mid Cap Fund	ICMI/ITG	Invesco	Invesco	$ 1,172	0.02%	0.05%

	Luminex	FMR LLC/ Strategic Advisers	Invesco	$ 60	0.00%	0.01%

	Fidelity Capital Markets	FMR LLC/ Strategic Advisers	Kennedy	$ 979	0.02%	0.02%

	Fidelity Capital Markets	FMR LLC/ Strategic Advisers	Boston Company	$ 14,304	0.23%	0.34%

	Luminex	FMR LLC/ Strategic Advisers	Boston Company	$ 178	0.00%	0.02%

	Fidelity Capital Markets	FMR LLC/ Strategic Advisers	Alliance Bernstein	$ 6,759	0.11%	0.16%

	Luminex	FMR LLC/ Strategic Advisers	Alliance Bernstein	$ 10	0.00%	0.00%

103

APPENDIX O

TRANSFER AND SERVICE AGENT AGREEMENTS

Information about transfer agent fees paid to FIIOC and pricing and bookkeeping fees paid to FSC by each fund for each fund’s most recent fiscal year end.

Transfer agent fees paid by each fund (except for Strategic Advisers Core Fund) to FIIOC for the most recent fiscal year end amounted to the following:

Fund	Fiscal Year End	Transfer Agent Fees Paid to FIIOC

Strategic Advisers Emerging Markets Fund	2/29/16	$ 3,449,701

Strategic Advisers Growth Fund	5/31/16	$

Strategic Advisers Income Opportunities Fund	2/29/16	$ 251

Strategic Advisers International Fund	2/29/16	$12,283,325

Strategic Advisers International II Fund	2/29/16	$ 539,897

Strategic Advisers Small-Mid Cap Fund	2/29/16	$ 9,255,472

Strategic Advisers Value Fund	5/31/16	$

For Strategic Advisers Core Fund, Strategic Advisers bears the cost of transfer agent services under the terms of its management contract with the fund.

Pricing and bookkeeping fees paid by each fund (except for Strategic Advisers Core Fund) to FSC for the most recent fiscal year end amounted to the following:

Fund	Fiscal Year End	Pricing and Bookkeeping Fees Paid to FSC

Strategic Advisers Emerging Markets Fund	2/29/16	$ 1,482,005

Strategic Advisers Growth Fund	5/31/16	$

Strategic Advisers Income Opportunities Fund	2/29/16	$ 314,026

Strategic Advisers International Fund	2/29/16	$ 2,207,001

Strategic Advisers International II Fund	2/29/16	$ 951,030

Strategic Advisers Small-Mid Cap Fund	2/29/16	$ 1,167,472

Strategic Advisers Value Fund	5/31/16	$

For Strategic Advisers Core Fund, Strategic Advisers bears the cost of pricing and bookkeeping services under the terms of its management contract with the fund.

104

APPENDIX P

Fees billed by PwC in each of the last two fiscal years for services rendered to each fund are shown in the tables below.

February 29, 2016A	Audit Fees		Audit- Related Fees		Tax Fees		All Other Fees

Strategic Advisers Core Income Fund		$67,000		$-		$4,200		$6,100

Strategic Advisers Emerging Markets Fund		$29,000		$-		$1,800		$5,400

Strategic Advisers Income Opportunities Fund		$29,000		$-		$1,500		$5,500

Strategic Advisers International Fund		$51,000		$-		$4,500		$11,800

Strategic Advisers International II Fund		$49,000		$-		$4,500		$4,800

Strategic Advisers Small-Mid Cap Fund		$53,000		$-		$4,200		$7,600

February 28, 2015A	Audit Fees		Audit- Related Fees		Tax Fees		All Other Fees

Strategic Advisers Core Income Fund		$57,000		$-		$4,100		$11,400

Strategic Advisers Emerging Markets Fund		$25,000		$-		$1,800		$3,500

Strategic Advisers Income Opportunities Fund		$26,000		$-		$1,600		$5,200

Strategic Advisers International Fund		$55,000		$-		$4,400		$9,800

Strategic Advisers International II Fund		$43,000		$-		$4,400		$3,500

Strategic Advisers Small-Mid Cap Fund		$47,000		$-		$4,100		$6,400

May 31, 2016A	Audit Fees		Audit- Related Fees		Tax Fees		All Other Fees

Strategic Advisers Core Fund	$		$		$		$

Strategic Advisers Growth Fund	$		$		$		$

Strategic Advisers Short Duration Fund	$		$		$		$

Strategic Advisers Value Fund	$		$		$		$

May 31, 2015A	Audit Fees		Audit- Related Fees		Tax Fees		All Other Fees

Strategic Advisers Core Fund		$56,000		$-		$10,400		$12,700

Strategic Advisers Growth Fund		$54,000		$-		$10,100		$10,300

Strategic Advisers Short Duration Fund		$45,000		$-		$3,500		$7,000

Strategic Advisers Value Fund		$54,000		$-		$4,100		$10,700

A	Amounts may reflect rounding.

105

APPENDIX Q

Fees billed by PwC that were required to be approved by the Audit and Compliance Committee for services rendered on behalf of the Fund Service Providers that related directly to the operations and financial reporting of each fund are shown in the tables below.

February 29, 2016A	Audit- Related Fees	Tax Fees	All Other Fees

PwC	$5,695,000	$-	$-

February 28, 2015A	Audit- Related Fees	Tax Fees	All Other Fees

PwC	$5,900,000	$-	$-

May 31, 2016A	Audit- Related Fees	Tax Fees	All Other Fees

PwC	$	$	$

May 31, 2015A	Audit- Related Fees	Tax Fees	All Other Fees

PwC	$5,900,000	$-	$-

A	Amounts may reflect rounding.

“Audit Fees” represent fees billed for services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of a funds’ financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of a fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

106

APPENDIX R

Aggregate non-audit fees billed by PwC for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds are shown below.

February 29, 2016A	Aggregate Non-Audit Fees

PwC	$6,185,000

February 28, 2015A,B	Aggregate Non-Audit Fees

PwC	$8,190,000

May 31, 2016A	Aggregate Non-Audit Fees

PwC	$

May 31, 2015A	Aggregate Non-Audit Fees

PwC	$8,165,000

A	Amounts may reflect rounding.

B	Reflects current period presentation.

107

Strategic Advisers is a registered service mark of FMR LLC. © 2016 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.9870099.100	RUTPX16-PXS-0816

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on October 17, 2016

The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at www.2votemyproxy.com/materials

STRATEGIC ADVISERS® CORE MULTI-MANAGER FUND

STRATEGIC ADVISERS® CORE INCOME MULTI-MANAGER FUND

STRATEGIC ADVISERS EMERGING MARKETS FUND OF FUNDS

STRATEGIC ADVISERS GROWTH MULTI-MANAGER FUND

STRATEGIC ADVISERS INCOME OPPORTUNITIES FUND OF FUNDS

STRATEGIC ADVISERS INTERNATIONAL MULTI-MANAGER FUND

STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND

STRATEGIC ADVISERS VALUE MULTI-MANAGER FUND

FUNDS OF

FIDELITY RUTLAND SQUARE TRUST II

245 Summer Street, Boston, Massachusetts 02210

1-800-835-5095 (plan accounts/plan participants)

1-877-208-0098 (Advisors and Investment Professionals)

1-800-544-3455 (all other accounts)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Rutland Square Trust II (the trust) will be held at an office of the trust, 245 Summer Street, Boston, Massachusetts 02210 (at the corner of Summer Street and Dorchester Avenue, next to Boston’s South Station) on October 17, 2016, at 8:30 a.m. Eastern Time (ET).

The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To elect a Board of Trustees.

2. For shareholders of certain funds to approve sub-advisory agreements among Strategic Advisers, Inc. (Strategic Advisers), FIAM LLC (FIAM) and the trust.

3. For shareholders of certain funds to approve sub-advisory agreements among Strategic Advisers, FIL Investment Advisors (FIA) and the trust and sub-subadvisory agreements between FIA and FIL Investment Advisors (UK) Limited (FIA (UK)).

4. For shareholders of certain funds to approve sub-advisory agreements among Strategic Advisers, Geode Capital Management, LLC (Geode) and the trust.

The Board of Trustees has fixed the close of business on August 22, 2016 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,

JOHN J. HITT
Secretary

August 22, 2016

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Admission to the Meeting will be on a first-come, first-served basis and will require picture identification. Shareholders arriving after the start of the Meeting may be denied entry. Cameras, cell phones, recording equipment and other electronic devices will not be permitted. Fidelity reserves the right to inspect any persons or items prior to admission to the Meeting.

Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions that follow or by indicating voting instructions on the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.

All other accounts: should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE

A.	1)	ABC Corp.	John Smith, Treasurer

	2)	ABC Corp.	John Smith, Treasurer

		c/o John Smith, Treasurer

B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee

	2)	ABC Trust	Ann B. Collins, Trustee

	3)	Ann B. Collins, Trustee	Ann B. Collins, Trustee
		u/t/d 12/28/78

C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft

		f/b/o Anthony B. Craft, Jr.

		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

OR THROUGH THE INTERNET

1. Read the proxy statement, and have your proxy card or notice handy.

2. Call the toll-free number or visit the web site indicated on your proxy card.

3. Enter the number found in the box on the front of your proxy card.

4. Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

FIDELITY RUTLAND SQUARE TRUST II

STRATEGIC ADVISERS® CORE MULTI-MANAGER FUND

STRATEGIC ADVISERS® CORE INCOME MULTI-MANAGER FUND

STRATEGIC ADVISERS EMERGING MARKETS FUND OF FUNDS

STRATEGIC ADVISERS GROWTH MULTI-MANAGER FUND

STRATEGIC ADVISERS INCOME OPPORTUNITIES FUND OF FUNDS

STRATEGIC ADVISERS INTERNATIONAL MULTI-MANAGER FUND

STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND

STRATEGIC ADVISERS VALUE MULTI-MANAGER FUND

TO BE HELD ON OCTOBER 17, 2016

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Rutland Square Trust II (the trust) to be used at the Special Meeting of Shareholders of the above-named funds (the funds) and at any adjournments thereof (the Meeting), to be held on October 17, 2016 at 8:30 a.m. Eastern Time (ET) at 245 Summer Street, Boston, Massachusetts 02210, an office of the trust and Strategic Advisers, Inc. (Strategic Advisers), the funds’ investment adviser. Shareholders of the trust’s other funds will also participate in the Meeting and have been mailed a separate notice and proxy statement relating to proposals to be voted upon by the trust and/or by the shareholders of those funds.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about August 22, 2016.

The following table summarizes the proposals applicable to each fund:

Proposal Number	Proposal Description	Applicable Funds	Page Number
1.	To elect as Trustees the nominees presented in Proposal 1.	All Funds	[ ]
2.	To approve the following sub-advisory agreements among Strategic Advisers, FIAM LLC (FIAM) and the Trust on behalf of each of the following funds:
2a.	Strategic Advisers Core Multi-Manager Fund with respect to FIAM’s Sector Managed strategy.	Strategic Advisers Core Multi-Manager Fund	[ ]
2b.	Strategic Advisers Core Multi-Manager Fund with respect to FIAM’s Large Cap Core strategy.	Strategic Advisers Core Multi-Manager Fund	[ ]
2c.	Strategic Advisers Growth Multi-Manager Fund with respect to FIAM’s Large Cap Core strategy.	Strategic Advisers Growth Multi-Manager Fund	[ ]
2d.	Strategic Advisers Value Multi-Manager Fund with respect to FIAM’s Large Cap Core strategy.	Strategic Advisers Value Multi-Manager Fund	[ ]
2e.	Strategic Advisers International Multi-Manager Fund with respect to FIAM’s Emerging Markets strategy.	Strategic Advisers International Multi-Manager Fund	[ ]
2f.	Strategic Advisers Emerging Markets Fund of Funds with respect to FIAM’s Emerging Markets strategy.	Strategic Advisers Emerging Markets Fund of Funds	[ ]
2g.	Strategic Advisers Income Opportunities Fund of Funds with respect to FIAM’s High Yield strategy.	Strategic Advisers Income Opportunities Fund of Funds	[ ]

3.

To approve the following sub-advisory agreements among Strategic Advisers, FIL Investment Advisors (FIA) and the Trust and a sub-subadvisory agreement between FIA and FIL Investment Advisors (UK) Limited (FIA (UK)) on behalf of each of the following funds:

3a.	Strategic Advisers International Multi-Manager Fund with respect to FIA’s Regional strategy.	Strategic Advisers International Multi-Manager Fund	[ ]
3b.	Strategic Advisers Emerging Markets Fund of Funds with respect to FIA’s Regional strategy.	Strategic Advisers Emerging Markets Fund of Funds	[ ]

Proposal Number	Proposal Description	Applicable Funds	Page Number
4.	To approve the following sub-advisory agreements among Strategic Advisers, Geode Capital Management, LLC (Geode) and the Trust on behalf of each of the following funds:
4a.	Strategic Advisers Core Multi-Manager Fund with respect to Geode’s Factor-Based strategy.	Strategic Advisers Core Multi-Manager Fund	[ ]
4b.	Strategic Advisers Growth Multi-Manager Fund with respect to Geode’s Factor-Based strategy.	Strategic Advisers Growth Multi-Manager Fund	[ ]
4c.	Strategic Advisers Value Multi-Manager Fund with respect to Geode’s Factor-Based strategy.	Strategic Advisers Value Multi-Manager Fund	[ ]
4d.	Strategic Advisers Small-Mid Cap Multi-Manager Fund with respect to Geode’s SMID strategy.	Strategic Advisers Small-Mid Cap Multi-Manager Fund	[ ]
4e.	Strategic Advisers International Multi-Manager Fund with respect to Geode’s International Factor-Based strategy.	Strategic Advisers International Multi-Manager Fund	[ ]

Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. (D.F. King) may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds in the trust. The funds may also arrange to have votes recorded by telephone. D.F. King may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds. The approximate anticipated total cost of these services is detailed in Appendix A.

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted.

The expenses associated with: (i) preparing this Proxy Statement, its enclosures, and all solicitations; and (ii) reimbursing brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares, will be borne by each fund, provided that the expenses do not exceed any existing expense caps. See Appendix B for current expense cap information. Expenses exceeding an expense cap will be paid by Strategic Advisers.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust’s receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

With respect to Proposal 1, one-third of the trust’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. With respect to Proposals 2, 3, and 4, one-third of the aggregate number of the relevant fund’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Information regarding the number of shares of each fund and class, as applicable, issued and outstanding as of May 31, 2016, is included in Appendix C.

To the knowledge of the trust, as of May 31, 2016, the nominees, Trustees, and officers of the trust and the funds owned, in the aggregate, less than 1% of each fund’s outstanding shares.

Information regarding record and/or beneficial ownership of each fund and class, as applicable, as of May 31, 2016, is included in Appendix D.

2

Strategic Advisers has advised the trust that certain shares are registered to Strategic Advisers or a Strategic Advisers affiliate. To the extent that Strategic Advisers or another entity or entities of which FMR LLC is the ultimate parent has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Certain funds and accounts that are managed by Strategic Advisers or its affiliates (including funds of funds) invest in other funds and may at times have substantial investments in one or more funds. Although these funds generally intend to vote their shares of underlying funds using echo voting procedures (that is, in the same proportion as the holders of all other shares of the particular underlying fund), they reserve the right, on a case-by-case basis, to vote in another manner, which may include voting all shares as recommended by the Board.

Shareholders of record at the close of business on August 22, 2016 will be entitled to receive notice of and to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date, with fractional dollar amounts entitled to a proportional fractional vote.

For a free copy of each fund’s annual and/or semi annual reports, call 1-800-835-5095 (plan accounts/plan participants), 1-877-208-0098 (Advisors and Investment Professionals), 1-800-544-3455 (all other accounts), visit www.fidelity.com, or write to FDC at 100 Salem Street, Smithfield, Rhode Island 02917.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the entire trust voted in person or by proxy at the Meeting. Approval of Proposals 2 through 4 requires the affirmative vote of a “majority of the outstanding voting securities” of the appropriate fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to Proposals 2 through 4, votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST the Proposal. With respect to Proposal 1, votes to ABSTAIN and broker non-votes will have no effect.

PROPOSAL 1

TO ELECT A BOARD OF TRUSTEES

The purpose of this proposal is to elect a Board of Trustees. All nominees are currently Trustees or Advisory Board Members of the trust. Appendix E lists the length of service of each nominee. Certain current Trustee nominees were previously elected by shareholders to serve as Trustees of the trust, while other current Trustee nominees were initially appointed by the Trustees and have not yet been elected by shareholders. Robert A. Lawrence is currently a Member of the trust’s Advisory Board. Mr. Lawrence was selected by the trust’s Trustees and was appointed as a Member of the Advisory Board effective June 7, 2016. A third-party search firm retained by the Independent Trustees recommended Mary C. Farrell and an executive officer of Strategic Advisers or an affiliate recommended Bruce T. Herring and Robert A. Lawrence.

Except for Mr. Lawrence, each of the nominees oversees as Trustee 18 funds. Mr. Lawrence is currently an Advisory Board Member of 18 funds. If elected, each Trustee will oversee 18 funds.

The nominees you are being asked to elect as Trustees of the funds are as follows:

Interested Nominees*:

Correspondence intended for each Interested Nominee (that is, the nominees that are interested persons (as defined in the Investment Company Act of 1940, as amended (1940 Act)) may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience**

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

3

Name, Year of Birth; Principal Occupations and Other Relevant Experience**

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Member of the Advisory Board

Mr. Lawrence also serves as Member of the Advisory Board of other funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

*	Nominees have been determined to be “Interested” by virtue of, among other things, his affiliation with the trust or various entities under common control with Strategic Advisers.

**

The information above includes each nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each nominee’s qualifications to serve as a Trustee, which led to the conclusion that each nominee should be nominated to serve as a Trustee for each fund.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience*

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston (emeritus) and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Ms. Butte also serves as Trustee of other funds. She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum’s Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

4

Name, Year of Birth; Principal Occupations and Other Relevant Experience*

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Director of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Member of the Brigham and Women’s Hospital President’s Advisory Council (2014-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

*

The information above includes each nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the nominee’s qualifications to serve as a Trustee, which led to the conclusion that each nominee should be nominated to serve as a Trustee for each fund.

To the knowledge of the trust, as of May 31, 2016, the nominees, Trustees, and officers of the trust and the funds owned, in the aggregate, less than 1% of each fund’s outstanding shares.

[[During the period March 1, 2015 through May 31, 2016, no transactions were entered into by Trustees and the nominee as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR LLC.][In transactions during the period March 1, 2015 through May 31, 2016, trust for the benefit of Abigail P. Johnson and members of her family sold [        ] shares of FMR LLC Class B voting common stock to [ ] trust for the benefit of members of the family of Abigail P. Johnson for which Roger T. Servison, a Trustee and Chairman of the Board of the trust, serves as trustee, for aggregate cash consideration of $[        ].]

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders’ meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees. Advisory Board Members hold office without limit in time except that any Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees.

Appendix E shows the composition of the Board of Trustees of the trust and the length of service of each Trustee (see Appendix F for the number of Board and Standing Committee meetings held during each fund’s last fiscal year end and a list of each fund’s fiscal year end). Following the election, it is expected that the trust’s Board will include two interested Trustees and five Independent Trustees, and will meet at least four times a year at regularly scheduled meetings. For additional information about the committees of the funds’ Trustees, refer to the section entitled “Board Structure and Oversight Function and Standing Committees of the Trust’s Current Trustees.”

The dollar range of equity securities beneficially owned as of [December 31, 2015] by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen or to be overseen by the nominee is included in Appendix G.

Trustee compensation information for each fund covered by this proxy is included in Appendix H.

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PROPOSALS 2 - 4

TO APPROVE SUB-ADVISORY AGREEMENTS ON BEHALF OF CERTAIN FUNDS

As the funds’ investment adviser, Strategic Advisers is responsible for implementing each fund’s investment strategies and directing the investments of each fund. See “Management Contracts with Strategic Advisers” on page 15 for additional information regarding the services provided by Strategic Advisers to the funds. Pursuant to an exemptive order granted to the trust by the Securities and Exchange Commission (SEC) on November 28, 2006 (SEC Order), Strategic Advisers employs a so-called “manager of managers” structure to manage the funds by allocating some or all of the assets of each fund to one more sub-advisers who manage a portion of the fund’s assets pursuant to separate investment strategies reflected in sub-advisory agreements approved by the Trustees. Information regarding each fund’s currently approved sub-advisers, including each sub-adviser’s principal business address, the date of each sub-advisory agreement, the date each agreement was last submitted to shareholders, and the date on which the agreement was last approved by the Trustees, is listed in Appendix I. Pursuant to the terms of the SEC Order, the existing sub-advisory agreements were not approved by shareholders of the applicable fund, with certain exceptions noted in Appendix I. Additional information regarding each of the existing sub-advisers is available in each fund’s prospectus and statement of additional information (SAI), which are available at www.fidelity.com or institutional.fidelity.com. It is not possible to predict the extent to which Strategic Advisers may allocate assets of a fund to any particular sub-adviser and one or more sub-advisers may not be allocated any assets of a fund at any given time or from time to time.

The SEC Order allows the Trustees, subject to certain conditions, to appoint new unaffiliated sub-advisers and approve their respective sub-advisory agreements on behalf of the funds without requiring a shareholder vote. The conditions of the SEC Order require shareholder approval of any sub-advisory agreements with affiliated sub-advisers and in other instances when the conditions of the SEC Order cannot be satisfied. FIAM (Proposal 2) is a wholly owned subsidiary of FMR LLC, the parent company of Strategic Advisers. In addition, certain other conditions within the SEC Order prevent its use with respect to FIA and FIA (UK) (Proposal 3) and Geode (Proposal 4). As such, shareholder approval is required in order for each of the agreements discussed below to take effect.

The Board of Trustees, including the Independent Trustees, has unanimously approved, and recommends that shareholders of each fund approve, each of the sub-advisory agreements proposed in Proposals 2 - 4 below. The Board of Trustees believes that the approval of each sub-advisory agreement is in the best interest of each fund’s shareholders because such approval will provide additional investment strategies to Strategic Advisers to allocate assets to FIAM, FIA, or Geode, as applicable, consistent with each fund’s investment objective.

If shareholders do not approve a proposal, the Board of Trustees and Strategic Advisers will evaluate other options for obtaining the desired investment strategies, which may include allocating assets to one or more existing sub-advisers and/or approving new sub-advisory agreements consistent with the terms of the SEC Order, if needed.

PROPOSALS 2a - 2g

SUB-ADVISORY AGREEMENTS WITH FIAM

Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Growth Multi-Manager Fund, Strategic Advisers Value Multi-Manager Fund, Strategic Advisers International Multi-Manager Fund, Strategic Advisers Emerging Markets Fund of Funds, and Strategic Advisers Income Opportunities Fund of Funds

The primary purpose of proposals 2a-2g is to facilitate approval by shareholders of sub-advisory agreements with FIAM on behalf of each of the above-mentioned funds, which will provide additional investment strategies should Strategic Advisers determine to allocate a portion of a fund’s assets to FIAM, if needed (the “Proposed Agreements”). The approval of the Proposed Agreements will not result in any changes to the portfolio management team at Strategic Advisers currently responsible for allocating assets of each fund among various sub-advisers and/or underlying mutual funds. If Strategic Advisers were to allocate assets to FIAM pursuant to the Proposed Agreements, FIAM would exercise investment management authority with respect to the portion of fund assets allocated to FIAM in accordance with such fund’s investment objective, policies and limitations, as disclosed in each fund’s prospectus and SAI, subject to supervision of Strategic Advisers and oversight by the Trustees. You are being asked to vote separately on each of the Proposals 2a-2g, solely with respect to the fund(s) that you own.

        If the Proposed Agreements are approved, Strategic Advisers initially does not intend to allocate assets to FIAM, but may do so in the future. Therefore, total annual operating expenses are not expected to change as a result of the approval of the Proposed Agreements. However, to illustrate the potential impact of approving each Proposed Agreement, the tables in Appendix J compare current expenses to hypothetical expenses using a hypothetical maximum allocation under each Proposed Agreement. Based on the hypothetical maximum allocations, Strategic Advisers estimates that the potential impact on the retail class, Class L, and Class N of each fund’s total annual operating expenses may range from a decrease of 5 basis points to an increase of 6 basis points, as outlined in Appendix J. The total annual operating expenses of each of these classes are limited by the contractual expense cap arrangements listed in Appendix B. The total annual operating expenses of the retail class, Class L and Class N of Strategic Advisers Growth Multi-Manager Fund are currently below the limits set by the applicable expense cap. As a result, as shown in Appendix J, total expenses of these classes may increase by 5 to 6 basis points, depending on the class, based on the hypothetical maximum allocation. The potential expense impact for Class F of each fund is excluded from the above range because Class F shares are not available for sale to the general public.

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Activities and Management of FIAM

FIAM, a Delaware limited liability company with its principal business address at 900 Salem Street, Smithfield, Rhode Island 02917, would serve as sub-adviser to each of the funds pursuant to the Proposed Agreements. Additional information regarding other investment companies with similar investment objectives as the funds above is included in Appendix K.

The Directors and Officers of FIAM are Jeffrey Lagarce, President, Pamela R. Holding, Director and Chief Investment Officer, Carlos PiSierra, Director and Chief Financial Officer, Scott Couto, Director, Executive Vice President, and Head of Distribution, Ian Baker, Senior Vice President, Horace Codjoe, Vice President, Casey M Condron, Director, J. Clay Luby, Treasurer, Eric C. Green, Assistant Treasurer, Jennifer R. Suellentrop, Secretary, David H. Shore, Assistant Secretary, Peter D. Stahl, Assistant Secretary, Linda J. Wondrack, Chief Compliance Officer, Sian Burgess, Chief Compliance Officer - Canada, and Wilson B. Owens, Investment Operations Officer. All of these persons hold or have options to acquire stock or other securities of FMR LLC. The principal business address of the Directors is 900 Salem Street, Smithfield, Rhode Island 02917.

FMR LLC, is the ultimate parent company of FIAM. Information regarding FMR LLC is contained under the section captioned “Activities and Management of Strategic Advisers.”

Material Terms of Proposed Agreements

FIAM is currently approved as a sub-adviser for each of the funds, except Strategic Advisers Income Opportunities Fund of Funds, pursuant to existing sub-advisory agreements approved by shareholders (the Existing Agreements). The terms of the Proposed Agreements are substantially similar to the terms of the Existing Agreements. The terms of each Proposed Agreement with FIAM are identical, except for the fee disclosed in Schedule A. The following summary of material terms of the Proposed Agreements with FIAM is qualified in its entirety by reference to the form of the Proposed Agreements attached in Exhibit 1.

Sub-Advisory Services. Pursuant to the Proposed Agreements, if Strategic Advisers allocates all or a portion of a fund’s assets to FIAM, FIAM would provide a program of continuous investment management for the portion of the fund’s assets allocated to it in accordance with that fund’s investment objective and policies as stated in the fund’s prospectus and SAI filed with the SEC on Form N-1A, as amended and supplemented from time to time (the Registration Statement), and such other limitations as the trust, each fund, the Trustees, or Strategic Advisers may impose. FIAM would also vote each fund’s proxies in accordance with the sub-adviser’s proxy voting policies as approved by the Board. FIAM’s investment authority includes authority to invest and reinvest the assets of each fund allocated to it by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use.

Sub-Advisory Fee Rates. Under the terms of the Proposed Agreements, for providing investment management services to a fund, Strategic Advisers will pay FIAM sub-advisory fees based on the net assets of the portion of the fund managed by FIAM. Strategic Advisers, and not the funds, will pay FIAM out of its management fees, subject to the fee schedule below:

Proposal:	Fee Schedule:

2a.	Rate - Sector Managed
0.28% (28 basis points) on all assets

2b - 2d.	Rate - Large Cap Core
0.40% (40 basis points) on the first $100 million in assets
0.30% (30 basis points) on any amount in excess of $100 million in assets

2e - 2f.	Rate – Emerging Markets
0.99% (99 basis points) of the first $150 million in assets
0.95% (95 basis points) on any amount in excess of $150 million in assets

2g.	Rate – High Yield
0.60% (60 basis points) on the first $50 million in assets
0.40% (40 basis points) on the next $50 million in assets
0.30% (30 basis points) on the next $100 million in assets
0.25% (25 basis points) on any assets in excess of $200 million

The assets of all registered investment companies managed by Strategic Advisers and sub-advised by FIAM within the same investment strategy are aggregated for purposes of calculating the effective fee rate (for funds with multi-tiered fee schedules) to be paid to FIAM on behalf of each applicable fund.

Duration. If approved by shareholders, the Proposed Agreements would take effect on or about the first day following shareholder approval and would continue in force until September 30, 2018 and from year to year thereafter, as long as their continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by a the vote of a majority of the outstanding shares of each of the funds.

The Proposed Agreements could be transferred to a successor of FIAM without resulting in a termination and without shareholder approval, as long as the transfer would not constitute an assignment under applicable securities laws and regulations. The Proposed Agreements

7

would be terminable on 60 days’ written notice by Strategic Advisers and on 90 days’ written notice by FIAM and would terminate automatically in the event of its assignment.

Board Approval of Proposed Agreements with FIAM. The factors the Board considered in approving the Proposed Agreements are discussed in Appendix L.

PROPOSALS 3a - 3b

SUB-ADVISORY AGREEMENTS WITH FIA AND SUB-SUBADVISORY AGREEMENTS BETWEEN FIA AND FIA (UK)

Strategic Advisers International Multi-Manager Fund and Strategic Advisers Emerging Markets Fund of Funds

The primary purpose of proposals 3a-3b is to facilitate approval by shareholders of sub-advisory agreements with FIA and a sub-subad-visory agreement between FIA and FIA (UK) on behalf of each of the above-mentioned funds, which will provide Strategic Advisers with additional investment strategies to allocate a portion of a fund’s assets to FIA and for FIA (UK) to provide investment advice on securities in European markets to FIA, if needed (the “Proposed Agreements”). The approval of the Proposed Agreements will not result in any changes to the portfolio management team at Strategic Advisers currently responsible for allocating assets of each fund among various sub-advisers and/or underlying mutual funds. If Strategic Advisers were to allocate assets to FIA pursuant to the Proposed Agreements, FIA would exercise investment management authority with respect to the portion of fund assets allocated to FIA and FIA (UK) would provide investment advice on securities in European markets to FIA in accordance with such fund’s investment objective, policies and limitations, as disclosed in each fund’s prospectus and SAI, subject to supervision of Strategic Advisers and oversight by the Trustees. You are being asked to vote separately on each of the Proposals 3a-3b, solely with respect to the fund(s) that you own.

If the Proposed Agreements are approved, Strategic Advisers initially does not intend to allocate assets to FIA, but may do so in the future. Therefore, total annual operating expenses are not expected to change as a result of the approval of each Proposed Agreement. However, to illustrate the potential impact of approving each Proposed Agreement, the tables in Appendix J compare current expenses to hypothetical expenses using a hypothetical maximum allocation under each Proposed Agreement. Based on the hypothetical maximum allocations, Strategic Advisers estimates that the impact on the retail class, Class L, and Class N of each fund’s total annual operating expenses may range from no change to a decrease of 5 basis points, as outlined in Appendix J. The total annual operating expenses of each of these classes are limited by the contractual expense cap arrangements listed in Appendix B. The potential expense impact for Class F of each fund is excluded from the above range because Class F shares are not available for sale to the general public.

Activities and Management of FIA and FIA (UK)

FIL Limited, a Bermuda company formed in 1968, is the ultimate parent company of FIA and FIA (UK). Abigail P. Johnson, other Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of of the voting common stock of FIL Limited. At present, the primary business activities of FIL Limited and its subsidiaries are the provision of investment advisory services to non-U.S. Companies and private accounts investing in securities throughout the world.

FIA provides research and investment recommendations with respect to companies based outside of the United States for certain funds for which affiliates of Strategic Advisers act as investment adviser. They may also provide investment advisory services. FIA focuses primarily on companies based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). FIA (UK) focuses primarily on companies based in the U.K. and Europe.

The Directors of FIA are Lori Blackwood, John Ford, Andrew Knights, Allan Pelvang, and Neal Turchiaro. The principal executive officers of FIA are Elizabeth Hickmott, Assistant Secretary, Angel Law, SFC Emergency Contact Person and Compliant Officer, Dawnella Mason, Deputy Company Secretary, Michael Ng, SFC Emergency Contact Person and Compliant Officer, Rosalie Powell, Company Secretary, Debo-rah Speight, Alternate Director to all Directors, and Natalie Trusler, Assistant Secretary. The principal business address of each of the Directors and officers is Pembroke Hall, 42 Crow Lane, Pembroke HM 19, Bermuda.

The Directors of FIA (UK) are Andrew Morris, Andy Howse, Andrew Jones, and Andrew Wells. The principal business address of each of the Directors and officers is Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, United Kingdom.

Material Terms of Proposed Agreements

The terms of each Proposed Agreement with FIA are identical. The terms of the Proposed Agreements between FIA and FIA (UK) are identical. The following summary of material terms of the Proposed Agreements with FIA and between FIA and FIA (UK) is qualified in its entirety by reference to the form of the Proposed Agreements with respect to each sub-adviser attached in Exhibit 2.

Sub-Advisory Services. Pursuant to the Proposed Agreements with FIA, if Strategic Advisers were to allocate all or a portion of a fund’s assets to FIA, FIA would provide a program of continuous investment management for the portion of each fund’s assets allocated to it in accordance with that fund’s investment objective and policies as stated in the fund’s Registration Statement, and such other limitations as the trust, each fund, the Trustees, or Strategic Advisers may impose. FIA would also vote each fund’s proxies in accordance with the sub-adviser’s proxy voting policies as approved by the Board. FIA’s investment authority includes authority to invest and reinvest the assets of each fund allocated to it by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use.

8

Pursuant to the Proposed Agreements between FIA and FIA (UK), FIA may request that FIA (UK) provide non-discretionary investment advice to FIA with respect to all or a portion of each fund’s assets allocated to FIA pursuant to the Proposed Agreements between Strategic Advisers and FIA. Such advice may include factual information, research reports and investment recommendations, as requested by FIA. If requested by FIA, FIA (UK) may also provide discretionary investment management services with respect to all or a portion of the assets allocated to FIA in accordance with the investment objective, policies and limitations stated in each fund’s Registration Statement.

Sub-Advisory Fee Rates. Under the terms of the Proposed Agreements with FIA, for providing investment management services to the fund, Strategic Advisers will pay FIA sub-advisory fees based on the net assets of the portion of the fund managed by FIA. Strategic Advisers, and not the funds, will pay FIA out of its management fees, subject to the fee schedule below:

Proposal:	FIA’s Fee Schedule:

3a - 3b.	Rate -- Regional
0.80% (80 basis points) of the first $100 million in assets
0.75% (75 basis points) on any amount in excess of $100 million in assets

3a - 3b.	Rate -- FIA (UK)
FIA, not Strategic Advisers or the funds, will pay sub-subadvisory fees to FIA (UK) out of its sub-advisory fee.

The assets of all registered investment companies managed by Strategic Advisers and sub-advised by FIA within the same investment strategy are aggregated for purposes of calculating the effective fee rate to be paid to FIA on behalf of each applicable fund.

Duration. If approved by shareholders, the Proposed Agreements would take effect on or about the first day following shareholder approval and would continue in force until September 30, 2018 and from year to year thereafter, as long as their continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by a the vote of a majority of the outstanding shares of each of the funds.

The Proposed Agreements could be transferred to a successor of FIA without resulting in a termination and without shareholder approval, as long as the transfer would not constitute an assignment under applicable securities laws and regulations. The Proposed Agreements would be terminable on 60 days’ written notice by Strategic Advisers and on 90 days’ written notice by FIA and would terminate automatically in the event of its assignment.

Board Approval of Proposed Agreements with FIA and FIA (UK). The factors the Board considered in approving the Proposed Agreements are discussed in Appendix L.

PROPOSALS 4a - 4e

SUB-ADVISORY AGREEMENTS WITH GEODE

Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Growth Multi-Manager Fund, Strategic Advisers Value Multi-Manager Fund, Strategic Advisers Small-Mid Cap Multi-Manager Fund, and Strategic Advisers International Multi-Manager Fund

The primary purpose of proposals 4a-4e is to facilitate approval by shareholders of sub-advisory agreements with Geode on behalf of each of the above-mentioned funds, which will provide additional investment strategies should Strategic Advisers determine to allocate a portion of a fund’s assets to Geode, if needed (the “Proposed Agreements”). The approval of the Proposed Agreements will not result in any changes to the portfolio management team at Strategic Advisers currently responsible for allocating assets of each fund among various sub-advisers and/or underlying mutual funds. If Strategic Advisers were to allocate assets to Geode pursuant to the Proposed Agreements, Geode would exercise investment management authority with respect to the portion of fund assets allocated to Geode in accordance with such fund’s investment objective, policies and limitations, as disclosed in each fund’s prospectus and SAI, subject to supervision of Strategic Advisers and oversight by the Trustees. You are being asked to vote separately on each of the Proposals 4a-4e, solely with respect to the fund(s) that you own.

        If the Proposed Agreements are approved, Strategic Advisers initially does not intend to allocate assets to Geode, but may do so in the future. Therefore, total annual operating expenses are not expected to change as a result of the approval of the Proposed Agreements. However, to illustrate the potential impact of approving each Proposed Agreement, the tables in Appendix J compare current expenses to hypothetical expenses using a hypothetical maximum allocation under each Proposed Agreement. Based on the hypothetical maximum allocations, Strategic Advisers estimates that the impact on the retail class, Class L, and Class N of each fund’s total annual operating expenses may range from no change to a decrease of up to 3 basis points, as outlined in Appendix J. The total annual operating expenses of each of these classes are limited by the contractual expense cap arrangements listed in Appendix B. The potential expense impact for Class F of each fund is excluded from the above range because Class F shares are not available for sale to the general public.

Activities and Management of Geode

Geode, a registered investment adviser, is a subsidiary of Geode Capital Holdings, LLC. Geode and Geode Capital Holdings, LLC have principal offices at One Post Office Square, 20th Floor, Boston, Massachusetts 02109. Geode was founded in January 2001 to develop and manage quantitative and investment strategies and to provide advisory and sub-advisory services.

The Directors of Geode are Albert Francke; Jack Haley; F. Corning Kenly; Caleb Loring, III.; Arlene Rockefeller; Eric D. Roiter; and Jennifer Uhrig. The principal executive officers of Geode are Vince Gubitosi, President & Chief Investment Officer, Jeffrey Miller, Chief Operating Officer,

9

Sorin Codreanu, Chief Financial Officer, Joseph Ciardi, Chief Compliance Officer, and Matthew Nevins, General Counsel. The principal business address of each of the Directors of Geode is One Post Office Square, 20th Floor, Boston, Massachusetts 02109.

Shares of Geode Capital Holdings LLC are owned primarily by officers and senior employees of Fidelity (including Mr. Johnson 3d, Abigail P. Johnson, Gerard McGraw, Michael E. Wilens, Jeffrey Lagarce, James MacDonald, Charles S. Morrison II, Kathleen Murphy, and John J. Remondi) and members of their families through partnerships and trusts for their benefit. Mr. Johnson 3d, Ms. Johnson and members of their families indirectly own a majority of the shares through an irrevocable voting trust for their benefit administered by a trustee who is not an interested person of Fidelity or the Johnson family.

Material Terms of Proposed Agreements

The terms of each Proposed Agreement with Geode are identical, except for the fee disclosed in Schedule A. The following summary of material terms of the Proposed Agreements is qualified in its entirety by reference to the form of the Proposed Agreements attached in Exhibit 3.

Sub-Advisory Services. Pursuant to the Proposed Agreements, if Strategic Advisers were to allocate all or a portion of a fund’s assets to Geode, Geode would provide a program of continuous investment management for the portion of each fund’s assets allocated to it in accordance with that fund’s investment objective and policies as stated in the fund’s Registration Statement, and such other limitations as the trust, each fund, the Trustees, or Strategic Advisers may impose. Geode would also vote each fund’s proxies in accordance with the sub-adviser’s proxy voting policies as approved by the Board. Geode’s investment authority includes authority to invest and reinvest the assets of each fund allocated to it by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use.

Sub-Advisory Fee Rates. Under the terms of the Proposed Agreements, for providing investment management services to each fund, Strategic Advisers will pay Geode sub-advisory fees based on the net assets of the portion of the fund managed by Geode. Strategic Advisers, and not the funds, will pay Geode out of its management fees, subject to the fee schedule below:

Proposal:	Fee Schedule:

4a - 4c.	Rate -- Factor-Based
0.125% (12.5 basis points) of the first $500 million in assets
0.10% (10 basis points) of the next $500 million in assets
0.075% (7.5 basis points) on any amount in excess of $1 billion in assets

4d.	Rate -- SMID
0.2125% (21.25 basis points) of the first $500 million in assets
0.20% (20 basis points) of the next $500 million in assets
0.1875% (18.75 basis points) on any amount in excess of $1 billion in assets

4e.	Rate -- International Factor-Based
0.175% (17.5 basis points) of the first $500 million in assets
0.15% (15 basis points) of the next $500 million in assets
0.125% (12.5 basis points) on any amount in excess of $1 billion in assets

The assets of all registered investment companies managed by Strategic Advisers and sub-advised by Geode within the same investment strategy are aggregated for purposes of calculating the effective fee rate to be paid to Geode on behalf of each applicable fund.

Duration. If approved by shareholders, the Proposed Agreements would take effect on or about the first day following shareholder approval and would continue in force until September 30, 2018 and from year to year thereafter, as long as their continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by a the vote of a majority of the outstanding shares of each of the funds.

The Proposed Agreements could be transferred to a successor of Geode without resulting in a termination and without shareholder approval, as long as the transfer would not constitute an assignment under applicable securities laws and regulations. The Proposed Agreements would be terminable on 60 days’ written notice by Strategic Advisers and on 90 days’ written notice by Geode and would terminate automatically in the event of its assignment.

Board Approval of Proposed Agreements with Geode. The factors the Board considered in approving the Proposed Agreements are discussed in Appendix L.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

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ADVISORY BOARD MEMBERS AND OFFICERS OF THE TRUST

Howard E. Cox, Jr. and Robert A. Lawrence are Members of the Advisory Board of Fidelity Rutland Square Trust II. The executive officers of the funds include: Brian J. Blackburn, Jeffrey S. Christian, Jonathan Davis, Adrien E. Deberghes, Stephanie J. Dorsey, Howard J. Galligan III, Scott C. Goebel, James D. Gryglewicz, John Hitt, Colm A. Hogan, Chris Maher, John F. Papandrea, Stacie M. Smith, and Renee Stagnone. Additional information about Mr. Cox and other executive officers of the funds can be found in the following table. Additional information regarding Mr. Lawrence is included in Proposal 1.

The executive officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each executive officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation*

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense’s Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin’ Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

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Name, Year of Birth; Principal Occupation*

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity’s Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

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Name, Year of Birth; Principal Occupation*

John F. Papandrea (1972)

Year of Election or Appointment: 2015

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

*	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

BOARD STRUCTURE AND OVERSIGHT FUNCTION AND

STANDING COMMITTEES OF THE TRUST’S CURRENT TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 245 Summer Street, Boston, Massachusetts, 02210. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The funds do not hold annual meetings and therefore do not have a policy with regard to Trustees’ attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings of shareholders.

Roger T. Servison currently is an interested person of the trust and currently serves as an Interested Trustee and Chairman. Following the election of Robert A. Lawrence, Mr. Servison will retire as trustee of the trust. Upon his election, Mr. Lawrence, an interested person of the trust, currently an Advisory Board Member, is expected to serve as interested Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an Interested Trustee and Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

The Board of Trustees has established two committees to supplement the work of the Board as a whole. The members of each committee are Independent Trustees. See Appendix F for the number of meetings each standing committee held during each fund’s last fiscal year end.

The Audit and Compliance Committee is composed of Ms. Butte Liebowitz (Chair), Mr. Aldrich, Mr. Ralph Cox, and Mses. Farrell and Kaplan. All committee members must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. The committee determines whether at least one member of the committee is an “audit committee financial expert” as defined in rules promulgated by the SEC under the Sarbanes-Oxley Act of 2002. The committee normally meets in conjunction with in person meetings of the Board of Trustees, or more frequently as called by the Chair or a majority of committee members. The committee meets separately periodically with the fund’s Treasurer, the fund’s Chief Financial Officer, the fund’s Chief Compliance Officer (CCO), personnel responsible for the internal audit function of FMR LLC, and the fund’s outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the fund for the purpose of preparing or issuing an audit report or related work. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the fund and the fund’s service providers, (ii) the financial reporting processes of the fund, (iii) the independence, objectivity and qualification of the auditors to the fund, (iv) the annual audits of the fund’s financial statements, and (v) the accounting policies and disclosures of the fund. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations (auditor independence

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regulations) of the SEC. It is responsible for approving all audit engagement fees and terms for the fund and for resolving disagreements between the fund and any outside auditor regarding any fund’s financial reporting, and has sole authority to hire and fire any auditor. Auditors of the fund report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the fund and any service providers consistent with Public Company Accounting Oversight Board (PCAOB) Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence. The committee will discuss with the outside auditors any such disclosed relationships and their impact on the auditor’s independence and objectivity. The committee will receive reports of compliance with provisions of the auditor independence regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the fund’s service providers’ internal controls and reviews with management, internal audit personnel of FMR LLC, and outside auditors the adequacy and effectiveness of the fund’s and service providers’ accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the fund’s ability to record, process, summarize, and report financial data; (ii) any change in the fund’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund’s internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the fund’s or service provider’s internal controls over financial reporting. The committee will review with counsel any legal matters that may have a material impact on the fund’s financial statements and any material reports or inquiries received from regulators or governmental agencies. The committee reviews at least annually a report from the outside auditor describing (i) any material issues raised by the most recent internal quality control review, peer review, or PCAOB examination of the auditing firm and (ii) any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm since the most recent report and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the fund’s financial reporting process from the fund’s Treasurer and outside auditors and will receive reports from any outside auditor relating to (i) critical accounting policies and practices used by the fund, (ii) alternative accounting treatments that the auditor has discussed with Strategic Advisers, and (iii) other material written communications between the auditor and Strategic Advisers (as determined by the auditor). The committee will discuss with Strategic Advisers, the fund’s Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the fund. The committee will review with Strategic Advisers, the fund’s Treasurer, outside auditors, and internal audit personnel of FMR LLC (to the extent relevant) the results of audits of the fund’s financial statements. The committee will discuss regularly and oversee the review of the fund’s major internal controls exposures, the steps that have been taken to monitor and control such exposures, and any risk management programs relating to the fund. The committee also oversees the administration and operation of the compliance policies and procedures of the fund and fund’s service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee of the Board of Trustees or reserved to the Board itself. The committee has responsibility for recommending to the Board the designation of a CCO of the fund. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO and, if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports on significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the fund’s compliance policies as required by Rule 38a-1 and quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws.

The Governance and Nominating Committee is composed of Mr. Ralph Cox (Chair), Mr. Aldrich, and Mses. Butte Liebowitz, Farrell, and Kaplan. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the fund’s or the Board of Trustees’ policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be

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taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee’s scope of responsibilities, and may retain, at the fund’s expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the fund, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of Strategic Advisers and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds’ complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. A current copy of the Governance and Nominating Committee Charter is available on Fidelity’s website (www.fidelity.com) and is attached as Exhibit 4.

MANAGEMENT CONTRACTS WITH STRATEGIC ADVISERS

Each fund has entered into a management contract with Strategic Advisers, pursuant to which Strategic Advisers furnishes investment advisory and other services.

Strategic Advisers, located at 245 Summer Street, Boston, Massachusetts 02210, is the funds’ investment adviser. Information regarding the the date of each fund’s management contract with Strategic Advisers and the date of the last shareholder vote is provided in Appendix M. The management contract for each fund was last approved by Trustees at an in-person meeting held on September 15, 2015.

Management and Sub-Advisory Services. Under the terms of its management contract with each fund, Strategic Advisers acts as investment adviser and, subject to oversight by the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies and limitations. Strategic Advisers is authorized, in its discretion, to allocate each fund’s assets pursuant to its investment strategy. Strategic Advisers or its affiliates provide each fund with all necessary office facilities and personnel for servicing each fund’s investments, compensate all officers of each fund and all Trustees who are interested persons of the trust or of Strategic Advisers, and compensate all personnel of each fund or Strategic Advisers performing services relating to research, statistical and investment activities.

In addition, Strategic Advisers or its affiliates, subject to oversight by the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund’s records and the registration of each fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Under its respective sub-advisory agreement, and subject to oversight by the Board of Trustees, each sub-adviser directs the investment of its allocated portion of each fund’s assets in accordance with each fund’s investment objective, policies and limitations.

Management-Related Expenses. In addition to the management fee payable to Strategic Advisers and the fees payable to the transfer agent and pricing and bookkeeping agent, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. Each fund’s management contract further provides that each fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, each fund’s proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which each fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

15

Management Fees.

For the services of Strategic Advisers under each management contract, each fund pays Strategic Advisers a monthly management fee calculated by adding the annual rate of 0.30% of each fund’s average daily net assets throughout the month (Strategic Advisers’ portion of the management fees) plus the total fees payable monthly to each fund’s sub-advisers, if any, based upon each sub-adviser’s respective allocated portion of each fund’s assets; provided, however, that each fund’s contractual maximum aggregate annual management fee, as a percentage of their respective average daily net assets, will not exceed the rates outlined in the tables in Appendix B. Each fund’s total management fee may be higher or lower in the future than the management fee reflected in each fund’s hypothetical expense example reflected in Appendix J based on factors such as the portion of fund assets managed by sub-advisers and the sub-advisory fee rates of the sub-advisers that may manage a fund in the future. However, the management fee of a fund will not exceed the contractual maximum aggregate annual management fee disclosed in each fund’s prospectus (as reflected in Appendix B).

Strategic Advisers has contractually agreed to waive its portion of the management fee for each of Strategic Advisers Emerging Markets Fund of Funds and Strategic Advisers Income Opportunities Fund of Funds (0.30% of each fund’s average daily net assets) through April 30, 2018. Strategic Advisers may not discontinue or modify the management fee waiver prior to their expiration date without the approval of the Board of Trustees. In addition, Strategic Advisers has voluntarily agreed to waive 0.01% of the management fee for the Strategic Advisers Small-Mid Cap Multi-Manager Fund. This arrangement may be discontinued by Strategic Advisers at any time. The approval of the proposed sub-advisory agreements will not result in a change to the maximum aggregate annual management fee payable by shareholders (as indicated in Appendix B), the portion of the management fee retained by Strategic Advisers, if any, or the management fee waiver discussed above.

The following tables show the amount of management fees paid by each fund to Strategic Advisers for the past fiscal year and the amount of waivers, if any, reducing management fees for each fund.

Fund	Fiscal Year Ended May 31	Amount of Waivers Reducing Management Fees	Management Fees Paid to Investment Adviser	Management Fees Paid as a % of Average Net Assets of the Fund

Strategic Advisers Core Multi-Manager Fund	2016	$	$	%

Strategic Advisers Growth Multi-Manager Fund	2016	$	$	%

Strategic Advisers Value Multi-Manager Fund	2016	$	$	%

Fund Names	Fiscal Year Ended February 29	Amount of Waivers Reducing Management Fees	Management Fees Paid to Investment Adviser	Management Fees Paid as a % of Average Net Assets of the Fund

Strategic Advisers Emerging Markets Fund of Funds	2016	$ 35,239	$ 0	--

Strategic Advisers Income Opportunities Fund of Funds	2016	$ 21,406	$ 0	--

Strategic Advisers International Multi-Manager Fund	2016	--	$ 424,323	0.65%

Strategic Advisers Small-Mid Cap Multi-Manager Fund	2016	$ 3,360	$ 260,696	0.77%

Strategic Advisers may, from time to time, voluntarily reimburse all or a portion of each fund’s operating expenses. Strategic Advisers retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns, and repayment of the reimbursement will decrease returns.

ACTIVITIES AND MANAGEMENT OF STRATEGIC ADVISERS

Strategic Advisers, a wholly owned subsidiary of FMR LLC formed in 1988, serves as investment adviser to a number of investment companies.

Strategic Advisers, its officers and directors, its affiliated companies, and the Trustees, may from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by Strategic Advisers. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of Strategic Advisers, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

The Directors of Strategic Advisers are Howard J. Galligan III, Roger T. Servison, and Derek L. Young. Mr. Servison is also a Trustee of the trust and other funds advised by Strategic Advisers. The following people are currently officers of the trust and officers or employees of FMR or

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FMR LLC: Adrien E. Deberghes, President and Treasurer of the trust, Scott C. Goebel, Vice President of the funds, John Hitt, Secretary and Chief Legal Officer of the trust, John F. Papandrea, Anti-Money Laundering (AML) Officer of the trust, Howard J. Galligan III, Chief Financial Officer of the trust, James D. Gryglewicz, Chief Compliance Officer of the trust, Jeffrey S. Christian, Assistant Treasurer of the trust, Jonathan Davis, Assistant Treasurer of the trust, Stephanie J. Dorsey, Assistant Treasurer of the trust, Colm A. Hogan, Assistant Treasurer of the trust, Chris Maher, Assistant Treasurer of the trust, Stacie M. Smith, Assistant Treasurer of the trust, Renee Stagnone, Assistant Treasurer of the trust, and Brian J. Blackburn, Assistant Secretary of the trust. With the exception of Ralph F. Cox, all of these persons hold or have options to acquire stock or other securities of FMR LLC. The principal business address of each of the Directors of FMR is 245 Summer Street, Boston, Massachusetts 02210.

All of the stock of Strategic Advisers is owned by its parent company, FMR LLC, 245 Summer Street, Boston, Massachusetts 02210, which was organized on October 31, 1972. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Edward C. Johnson 3d and Abigail P. Johnson family, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

SUB-ADVISORY AGREEMENTS

Strategic Advisers has retained the entities outlined in Appendix I to serve as sub-advisers for each fund. Each fund and Strategic Advisers have entered into a sub-advisory agreement with each respective sub-adviser, as applicable, pursuant to which each sub-adviser may provide investment advisory services for each respective fund, as applicable. Under the terms of the each sub-advisory agreement, for providing investment management services to the applicable fund, Strategic Advisers pays the sub-adviser fees based on the average net assets of the portion of the fund managed by that sub-adviser pursuant to an approved strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by the sub-adviser under the applicable strategy. “Aggregated Assets” for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by the sub-adviser pursuant to that strategy.

The following tables show the aggregate amount of sub-advisory fees (if any) paid to unaffiliated sub-advisers under existing sub-advisory agreements for each fund’s most recent fiscal year.

Funds	Fiscal Year Ended May 31	Aggregate Sub-Advisory Fees Paid to Unaffiliated Sub-Adviser(s)	Aggregate Sub-Advisory Fees Paid to Unaffiliated Sub-Adviser(s) as a % of Average Net Assets of the Fund

Strategic Advisers Core Multi-Manager Fund	2016	$	%

Strategic Advisers Growth Multi-Manager Fund	2016	$	%

Strategic Advisers Value Multi-Manager Fund	2016	$	%

Funds	Fiscal Year Ended February 29	Aggregate Sub-Advisory Fees Paid to Unaffiliated Sub-Adviser(s)	Aggregate Sub-Advisory Fees Paid to Unaffiliated Sub-Adviser(s) as a % of Average Net Assets of the Fund

Strategic Advisers Emerging Markets Fund of Funds	2016	--	--

Strategic Advisers Income Opportunities Fund of Funds	2016	--	--

Strategic Advisers International Multi-Manager Fund	2016	$ 171,730	0.26%

Strategic Advisers Small-Mid Cap Multi-Manager Fund	2016	$ 163,225	0.49%

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The following tables show the aggregate amount of sub-advisory fees (if any) paid to FIAM, an affiliated sub-adviser of the funds, for each fund’s most recently completed fiscal year. Appendix N shows the rate of compensation paid to FIAM under each existing agreement.

Funds	Fiscal Year Ended May 31	Sub-Advisory Fees Paid by Strategic Advisers to FIAM	Sub-Advisory Fees Paid by Strategic Advisers to FIAM as a % of Average Net Assets of the Fund

Strategic Advisers Core Multi-Manager Fund	2016	$	%

Strategic Advisers Growth Multi-Manager Fund	2016	$	%

Strategic Advisers Value Multi-Manager Fund	2016	$	%

Funds	Fiscal Year Ended February 29	Sub-Advisory Fees Paid by Strategic Advisers to FIAM	Sub-Advisory Fees Paid by Strategic Advisers to FIAM as a % of Average Net Assets of the Fund

Strategic Advisers Emerging Markets Fund of Funds	2016	--	--

Strategic Advisers Income Opportunities Fund of Funds	2016	--	--

Strategic Advisers International Multi-Manager Fund	2016	$ 58,016	0.09%

Strategic Advisers Small-Mid Cap Multi-Manager Fund	2016	--	--

As Strategic Advisers has agreed to waive its portion of the management fee for Strategic Advisers Emerging Markets Fund of Funds and Strategic Advisers Income Opportunities Fund of Funds differences between the amount of the management fees paid by each fund, as outlined in the “Management Contracts with Strategic Advisers” section, and the aggregate amount of the sub-advisory fees paid by Strategic Advisers on behalf of the applicable fund, to FIAM and the unaffiliated sub-advisers may be due to expense estimates, which are accrued in the period to which they relate and adjusted when actual amounts are known.

PORTFOLIO TRANSACTIONS

To the extent that Strategic Advisers grants investment management authority over an allocated portion of a fund’s assets to a sub-adviser (see the section entitled “Management Contracts with Strategic Advisers”), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section.

Orders for the purchase or sale of portfolio securities (normally, shares of underlying funds) are placed on behalf of each fund by Strategic Advisers or a sub-adviser, (either itself or through its affiliates), pursuant to authority contained in each management contract and the respective sub-advisory agreement.

Strategic Advisers or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

Each fund will not incur any commissions or sales charges when it invests in affiliated funds, but it may incur such costs when it invests in non-affiliated funds and if it invests directly in other types of securities, such as ETFs.

Strategic Advisers or its affiliates may place trades with certain brokers, including National Financial Services LLC (NFS) and Luminex Trading & Analytics LLC (Luminex), with whom they are under common control or affiliated, provided Strategic Advisers or its affiliates determine that these affiliates’ trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. In addition, Strategic Advisers or its affiliates may place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent. An unaffiliated sub-adviser may also place trades with certain brokers with whom the sub-adviser is affiliated, provided the sub-adviser determines that the affiliates trade execution abilities and costs are comparable to those of non-affiliated qualified brokerage firms.

Appendix O provides information regarding brokerage commissions paid by each fund to affiliated broker-dealers of Strategic Advisers and each sub-adviser, if any.

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DISTRIBUTION AGREEMENT

Each fund has entered into a distribution agreement with FDC, an affiliate of Strategic Advisers. The principal business address of FDC is 100 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each fund, which are continuously offered at net asset value. Promotional and administrative expenses in connection with the offer and sale of shares are paid by Strategic Advisers.

If the Proposed Agreements are approved, FDC will continue to provide distribution services to the funds.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Strategic Advisers, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of each agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

Each fund has also entered into a service agent agreement with Fidelity Service Company (FSC), an affiliate of Strategic Advisers (or an agent, including an affiliate). Under the terms of each agreement, FSC calculates the net asset value and dividends for shares and maintains each fund’s portfolio and general accounting records.

Appendix P provides information about transfer agent fees and pricing and bookkeeping fees paid by each fund to FIIOC and FSC, respectively, for each fund’s most recent fiscal year end.

If the Proposed Agreements are approved, FIIOC and FSC will continue to provide transfer agency services and pricing and bookkeeping services, respectively, to the funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of PricewaterhouseCoopers LLP (PwC) has been selected as the independent registered public accounting firm for each fund. PwC, in accordance with Public Company Accounting Oversight Board rules, has confirmed to the trust’s Audit and Compliance Committee that it is the independent registered public accounting firm with respect to the funds.

The independent registered public accounting firm examines annual financial statements for the funds and provides other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The trust’s Audit and Compliance Committee must pre-approve all audit and non-audit services provided by a funds’ independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit and Compliance Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit and Compliance Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to the trust and any non-audit service provided by a fund auditor to Strategic Advisers and entities controlling, controlled by, or under common control with Strategic Advisers that provide ongoing services to the funds (“Fund Service Providers”) that relates directly to the operations and financial reporting of the trust (“Covered Service”) are subject to approval by the Audit and Compliance Committee before such service is provided. All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit and Compliance Committee, or (ii) by oral or written approval of the service by the Chair of the Audit and Compliance Committee (or if the Chair is unavailable, such other member of the Audit and Compliance Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit and Compliance Committee.

Non-audit services provided by a fund audit firm to a fund service provider that do not relate directly to the operations and financial reporting of the trust (“Non-Covered Service”) are reported to the Audit and Compliance Committee on a periodic basis.

The trust’s Audit and Compliance Committee has considered non-audit services that were not pre-approved that were provided by PwC to fund service providers to be compatible with maintaining the independence of PwC in its audit of the funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the funds and their related entities and Strategic Advisers’ review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the fund service providers.

Fees and Services

Appendix Q presents fees billed by PwC in each of the last two fiscal years for services rendered to the funds.

Appendix R presents fees billed by PwC that were required to be approved by the trust’s Audit and Compliance Committee for services that relate directly to the operations and financial reporting of the funds that are rendered on behalf of Fund Service providers.

Appendix S presents the aggregate non-audit fees billed by PwC for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds.

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There were no non-audit services approved or required to be approved by the trust’s Audit and Compliance Committee pursuant to the de minimis exception during the funds’ last two fiscal years relating to services provided to (i) the funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the funds.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the trust, attention “Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210. Proposals should identify the fund or funds implicated and must be received a reasonable time before a fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

NOTICE TO BANKS, BROKER-DEALERS AND

VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Investments Institutional Operations Company, Inc., 245 Summer Street, Boston, Massachusetts 02210, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports, if available, you wish to receive in order to supply copies to the beneficial owners of the respective shares.

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EXHIBIT 1

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

AMONG

STRATEGIC ADVISERS, INC.,

FIAM LLC

AND

FIDELITY RUTLAND SQUARE TRUST II

AGREEMENT, made this      day of [month], 2016, among Fidelity Rutland Square Trust II (“Trust”), a Delaware statutory trust, on behalf of [Strategic Advisers Core Multi-Manager Fund] [Strategic Advisers Growth Multi-Manager Fund] [Strategic Advisers Value Multi-Manager Fund] [Strategic Advisers International Multi-Manager Fund] [Strategic Advisers Emerging Markets Fund of Funds] [Strategic Advisers Income Opportunities Fund of Funds] (the “Fund”), Strategic Advisers, Inc. (“Adviser”), a Massachusetts corporation, and FIAM LLC (“Sub-Adviser”), a Delaware limited liability company.

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the Adviser and the Sub-Adviser are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Trust has retained the Adviser to render investment advisory services to the Trust, on behalf of the Fund, pursuant to a Management Contract dated [                       ,         ], as may be amended from time to time (“Advisory Agreement”);

WHEREAS, the Advisory Agreement authorizes the Adviser to delegate to one or more other investment advisers any or all of the Adviser’s duties and obligations under the Advisory Agreement; and

WHEREAS, the Trust and the Adviser wish to retain the Sub-Adviser to render certain investment advisory services to the Fund with respect to the portion of the Fund’s assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, and the Sub-Adviser is willing to render such services.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Adviser, the Sub-Adviser and the Trust as follows:

1.	Appointment

With respect to the portion of the assets of the Fund allocated, from time to time, by the Adviser to the Sub-Adviser, the Trust and the Adviser hereby appoint the Sub-Adviser to act as investment sub-adviser to the Fund for the periods and on the terms set forth herein. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth herein for the compensation provided in Section 8 of this Agreement.

2.	Services and Duties of Investment Sub-Adviser

Subject to the general supervision and oversight of the Adviser and the Board of Trustees of the Trust (the “Board”), the Sub-Adviser will:

(a)           provide a program of continuous investment management for the Fund in accordance with the Fund’s investment objective and policies as stated in the Fund’s prospectus and statement of additional information filed with the Securities and Exchange Commission (“SEC”) on Form N-1A, as amended and supplemented from time to time (the “Registration Statement”) and as provided by the Adviser to the Sub-Adviser;

(b)           invest and reinvest the portion of the assets of the Fund allocated to the Sub-Adviser by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use;

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(c)          oversee the placement of purchase and sale orders on behalf of the Fund;

(d)          employ portfolio managers to make investment decisions and securities analysts to provide research services to the Fund;

(e)          subject to the understanding set forth in Section 11(a)(1) of this Agreement, vote all proxies solicited by or with respect to the issuers of securities in which the portion of the assets of the Fund allocated to the Sub-Adviser may be invested in accordance with the Sub-Adviser’s proxy voting policies and procedures as approved by the Board and in a manner that complies with applicable law; maintain records of all proxies voted on behalf of the Fund; and provide information to the Trust, the Adviser or their designated agent in a manner that is sufficiently complete and timely to ensure the Trust’s compliance with its filing obligations under Rule 30b1-4 of the 1940 Act;

(f)          maintain books and records with respect to the Fund’s securities transactions in accordance with applicable laws, rules and regulations; and

(g)          to the extent reasonably requested by the Adviser or officers of the Fund, cooperate with and provide reasonable assistance to the Adviser and the Trust’s other service providers by (1) keeping them fully informed as to such matters that they may reasonably deem necessary with respect to the performance of their obligations to the Fund, (2) providing prompt responses to reasonable requests for information or assistance, including furnishing the Adviser and/or the Fund with statistical information as the Adviser and/or the Fund may reasonably request with respect to the securities that the Fund may hold, and (3) establishing appropriate processes to promote the efficient exchange of information.

The Sub-Adviser further agrees that, in performing its duties hereunder, it will:

(h)          comply in all material respects with (1) the 1940 Act and the Advisers Act and all rules and regulations thereunder and any other applicable federal and state laws and regulations, (2) the rules and regulations of the Commodities Futures Trading Commission, (3) the Internal Revenue Code of 1986, as amended (“Code”), (4) the investment objectives, strategies, policies, limitations and restrictions of the Fund as described in the Registration Statement, (5) the Trust’s Trust Instrument and By-Laws or other organizational documents of the Trust and (6) any written instructions of the Adviser or the Board, provided the Sub-Adviser has had sufficient opportunity to implement such instructions;

The Adviser will provide the Sub-Adviser with advance notice of any change in the Fund’s investment objectives, strategies, policies, limitations and restrictions as stated in the Registration Statement or in any procedures and policies adopted by the Board and/or the Adviser, and the Sub-Adviser shall, in the performance of its duties and obligations under this Agreement and with respect to the portion of the Fund’s assets allocated to the Sub-Adviser, manage the Fund’s portfolio investments in compliance with such changes, provided the Sub-Adviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser and has had sufficient opportunity to implement such changes. In addition to such notice, the Adviser shall provide to the Sub-Adviser a copy of the modified Registration Statement reflecting such changes provided that such Registration Statement was so modified.

(i)          manage the Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M and, if applicable, section 817(h) of the Code and regulations issued thereunder;

(j)          keep the Adviser and/or the Board informed of developments materially affecting the Fund’s portfolio;

(k)          make available to the Board, the Adviser, the Trust’s Chief Compliance Officer (“CCO”) and the Trust’s administrator, promptly upon their request, such copies of its records with respect to the Fund as may be required to assist in their compliance with applicable laws and regulations. As reasonably requested by the Board or the Adviser, the Sub-Adviser will complete periodic or special questionnaires and furnish to the Board and/or the Adviser such periodic and special reports regarding the Fund and the Sub-Adviser including, but not limited to, reports concerning transactions and performance of the Fund, quarterly and annual compliance reports and certifications, reports regarding compliance with the Trust’s procedures pursuant to Rules 17e-1, 17a-7, 10f-3 and 12d3-1 under the 1940 Act (as applicable), fundamental investment restrictions, procedures for opening brokerage accounts and commodity trading accounts, liquidity determinations for securities or other instruments held by the Fund such as, among others, securities purchased pursuant to Rule 144A and 4(2) commercial paper, compliance with the Sub-Adviser’s Code of Ethics, and such other procedures or requirements that the Adviser may reasonably request from time to time;

(l)          make available to the Board and the Adviser at reasonable times its portfolio managers and other appropriate personnel as mutually agreed by the Adviser and Sub-Adviser, either in person or, at the mutual convenience of the Board, the Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other matters relating to the management of the Fund;

(m)          review draft reports to shareholders and other documents provided to the Sub-Adviser with respect to the information therein that pertains to the Sub-Adviser or the services provided by the Sub-Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis as to the accuracy of the information contained in such reports or other documents;

(n)          use no material, non-public information concerning portfolio companies that may be in its possession or the possession of any of its affiliates, nor will the Sub-Adviser seek to obtain any such information, in providing investment advice or investment management services to the Fund;

(o)          promptly notify the Trust, the Adviser and the Board in the event that the Sub-Adviser or any of its affiliates becomes aware that the Sub-Adviser: (i) is subject to a statutory disqualification that prevents the Sub-Adviser from serving as investment adviser pursuant to this Agreement; (ii) fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (iii) is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority; or (iv) is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, or governmental authority, involving the affairs of the Trust or the Adviser or their affiliates; or is involved in any pending litigation or administrative proceeding involving the affairs of the Trust or the Adviser or their affiliates brought against the Sub-Adviser or any of its management persons (as defined in Rule 206(4)-4 under the Advisers Act). The Sub-Adviser further agrees to notify the Trust and the Adviser promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Trust’s Registration Statement, as amended and supplemented from time to time, regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect. The Sub-Adviser will promptly notify the Trust, the Adviser and the Board if its chief executive officer or any member of the portfolio management team named in the Registration Statement for the Fund changes, or if there is an actual change in control or management of the Sub-Adviser within the meaning of Rules 2a-6 and 202(a)(1)-1 under the 1940 Act and Advisers Act, respectively;

(p)          not disclose information regarding Fund characteristics, trading history, portfolio holdings, performance information or any other related information to any third-party, except in compliance with the Trust’s policies on disclosure of portfolio holdings or as requested by the Adviser; however, Sub-Adviser may include the Fund’s performance information in the calculation of composite performance information, provided that the Fund’s performance information is included in the composite in such as way as to prevent anyone from identifying the information contributed by the Fund. In addition, the Adviser acknowledges that the Sub-Adviser manages other accounts following the same investment strategy as the Fund and that these accounts may have different portfolio holdings disclosure policies;

(q)          provide the Adviser, the Trust or the Board with such information and assurances (including certifications and sub-certifications) as the Adviser, the Trust or the Board may reasonably request from time to time in order to assist the Adviser, the Trust or the Board in complying with applicable laws, rules and regulations, including requirements in connection with the preparation and/or filing of the Fund’s Form N-CSRs and Form N-Qs;

(r)          provide reasonable assistance to the Adviser, custodian or recordkeeping agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Trust’s valuation procedures and/or the Registration Statement, the value of any portfolio securities or other assets of the Fund for which the Adviser, custodian or recordkeeping agent seeks assistance from the Sub-Adviser or identifies for review by the Sub-Adviser. This assistance may include (but is not limited to): (i) designating and providing access to one or more employees of the Sub-Adviser or its affiliates who are knowledgeable about the security/issuer, its financial condition, trading and/or other relevant factors for valuation, which employees shall be available for consultation when the Board’s Valuation Committee convenes; (ii) providing reasonable assistance to the Adviser or the custodian in obtaining bids and offers or quotes from broker/dealers or market-makers with respect to securities held by the Fund, upon the reasonable request of the Adviser or custodian; (iii) upon the request of the Adviser or the custodian, provide assistance in fair valuation of the Trust; and (iv) maintaining records as required by applicable law with respect to any securities valuation assistance provided hereunder, and providing such information to the Adviser or the Trust upon request, with such records being deemed Fund records;

(s)           not consult with any other investment sub-adviser of the Trust (if any), or with the sub-adviser to any other investment company (or separate series thereof) managed by the Adviser concerning the Fund’s transactions in securities or other assets, except for purposes of complying with the conditions of Rule 12d3-1(a) and (b) under the 1940 Act, and, to the extent that multiple sub-advisers may be engaged to provide services to the Fund, the Sub-Adviser shall be responsible for providing investment advisory services only with respect to such portion of the Fund’s assets as may from time to time be allocated to the Sub-Adviser by the Adviser; and

(t)           provide the Trust and the Adviser with a copy of its Form ADV as most recently filed with the SEC and, promptly after filing any material amendment to its Form ADV with the SEC, furnish a copy of such amendments to the Trust and the Adviser; and provide the Trust and the Adviser with a copy of its Form ADV Part II as updated from time to time. The Adviser hereby acknowledges having received a current copy of the Sub-Adviser’s Form ADV Part II, current as of the date hereof.

In performing its obligations under this Agreement, the Sub-Adviser may rely upon information concerning the Fund’s books and records provided to it by the Adviser, the custodian(s) or other agent(s) designated by the Adviser, and will not independently verify the accuracy or completeness of such information. The Sub-Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Sub-Adviser) shall not be liable for any loss, claim or damages related to such reliance.

3.	Obligations of the Adviser and the Fund

The Adviser will provide, or has provided, to the Sub-Adviser, with a copy of the Registration Statement as filed with the SEC, and of the policies and procedures adopted by the Board and/or the Adviser which the Sub-Adviser is required to implement in managing the portion of the assets of the Fund allocated to the Sub-Adviser or such other information or documents necessary for the management of the Sub-Adviser’s allocated portion of Fund assets as the Sub-Adviser shall reasonably request or as required by applicable law or regulation. Throughout the term of this Agreement, the Adviser shall continue to provide such information and documents to the Sub-Adviser, including any amendments, updates or supplements to such information or documents before or at the time the amendments, updates or supplements become effective.

4.	Brokerage

The Sub-Adviser may place orders pursuant to its investment determinations for the Fund directly with the issuers of the securities, or with brokers or dealers selected by the Sub-Adviser. The Sub-Adviser may open and maintain brokerage accounts of all types on behalf of and in the name of the Fund. The Sub-Adviser may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Sub-Adviser deems desirable or appropriate. In selecting brokers or dealers to execute transactions on behalf of the Fund, the Sub-Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for the Fund transaction, the Sub-Adviser will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) provided to the Fund and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. The parties hereto acknowledge that it is desirable for the Trust that the Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by broker-dealers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser may cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Sub-Adviser to the Fund in compliance with Section 28(e) of the 1934 Act. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser’s services to other clients. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder and subject to any other applicable laws and regulations, the Sub-Adviser and its affiliates are authorized to effect portfolio transactions for the Fund and to retain brokerage commissions on such transactions. The Sub-Adviser may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of securities for the Fund with orders for its other clients where: (i) such aggregation or bunching of orders is not inconsistent with the Fund’s investment objectives, policies and procedures, (ii) the allocation of the securities so purchased or sold, as well as the allocation of expenses incurred in any such transaction, shall be made by the Sub-Adviser in a manner that complies with the Sub-Adviser’s trade allocation policies and procedures approved by the Board and is fair and equitable in the judgment of the Sub-Adviser and is consistent with the Sub-Adviser’s fiduciary obligations to the Fund and each of its other clients.

5.	Books, Records and Regulatory Filings

(a)          The Sub-Adviser agrees to maintain and to preserve for the applicable periods any such records as are required to be maintained by the Sub-Adviser with respect to the Fund by the 1940 Act and rules adopted thereunder, and by any other applicable laws, rules and regulations. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records upon request.

(b)          The Sub-Adviser agrees that it shall furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder that may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws, rules and regulations.

(c)          The Sub-Adviser shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act with respect to its duties as are set forth herein. The Sub-Adviser also shall make all required filings on Schedule 13D or 13G and Form 13F (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) as may be required of the Fund due to the activities of the Sub-Adviser. The Sub-Adviser shall be the sole filer of Form 13F with respect to the portion of the assets of the Fund allocated to the Sub-Adviser by the Adviser.

6.	Standard of Care, Limitation of Liability and Indemnification

(a)          The Sub-Adviser shall exercise its best judgment in rendering the services under this Agreement. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, the Adviser or the Fund, or affiliated persons of the Adviser or the Fund (collectively, the “Adviser Indemnitees”) in connection with the matters to which this Agreement relates except a loss resulting from the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under this Agreement; provided, however, that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser Indemnitees for, and the Sub-Adviser shall indemnify and hold harmless the Adviser Indemnitees from, any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) to which any of the Adviser Indemnitees may become subject arising out of or resulting from (i) the Sub-Adviser’s failure to meet its standard of care and thereby causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund’s current Registration Statement or the most current written guidelines, policies or instruction provided in writing by the Board or the Adviser, (ii) the Sub-Adviser causing the Fund to fail to satisfy the diversification or source of income requirements of Subchapter M and, if applicable, section 817(h) of the Code and the regulations issued thereunder, (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, shareholder reports, advertisements, sales literature, or other materials pertaining to the Trust or the Fund or the omission to state therein a material fact known to the Sub-Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser for use therein, or (iv) the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under this Agreement, or otherwise for breach of this Agreement by the Sub-Adviser. In addition, the Sub-Adviser shall indemnify and hold harmless the Trust and the Fund from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) to which either the Trust or the Fund may become subject directly arising out of or resulting from a breach of fiduciary duty by the Sub-Adviser under Section 36(b) of the 1940 Act with respect to the receipt of compensation for its services under this Agreement. Notwithstanding the foregoing, nothing contained in this Agreement shall constitute a waiver or limitation of rights that the Trust or the Fund may have under federal or state securities laws.

(b)          The Sub-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument or other organizational document of the Trust and agrees that any obligations of the Trust or the Fund arising in connection with this Agreement shall be limited in all cases to the Fund and its assets, and the Sub-Adviser shall not seek satisfaction of any such obligation from any other fund of the Trust or the shareholders or any individual shareholder of the Fund. Nor shall the Sub-Adviser seek satisfaction of any such obligation from the trustees of the Trust (each, a “Trustee” and, together, the “Trustees”) or any individual Trustee or any officers.

(c)          As used in this Section 6, the term “Sub-Adviser” shall include any officers, directors, employees, independent contractors or other affiliates of the Sub-Adviser performing services with respect to the Fund.

(d)          The Adviser agrees to indemnify and hold harmless the Sub-Adviser from and against, any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) to which the Sub-Adviser may become subject directly arising out of or resulting from, the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

7.	Risk Acknowledgement

The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Fund, whether on a relative or absolute basis. The Adviser understands that investment decisions made for the Fund by the Sub-Adviser are subject to various market, currency, economic, political, business and structure risks and that those investment decisions will not always be profitable.

8.	Compensation

The Sub-Adviser shall be compensated for the services rendered pursuant to this Agreement in accordance with the terms set forth on Schedule A attached hereto.

9.	Expenses

The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, excluding those costs of the Fund associated with brokerage activities. The Sub-Adviser shall bear all expenses and costs of the Trust (including reasonable attorney’s fees), if any, arising out of a termination or possible termination of this Agreement as a result of an assignment caused by a change of control or management of the Sub-Adviser, including the preparation and mailing of an information statement to shareholders pursuant to a “manager-of-managers” exemptive order from the SEC, or the preparation, mailing, solicitation and other costs associated with the use of a proxy statement relating to a shareholder vote in respect of a new sub-advisory agreement. The foregoing obligations of the Sub-Adviser shall apply in any circumstance in which the Adviser, in consultation with internal or outside counsel to the Trust, deems that an actual or possible assignment of this Agreement has or may occur, and determines that an information statement should be used, or a vote of shareholders should be obtained, as the case may be.

10.	Services to Other Companies or Accounts

The investment advisory services of the Sub-Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to other investment companies and clients (whether or not their investment objective and policies are similar those of the Fund) and to engage in other activities, provided that such other services and activities do not interfere with or impair the Sub-Adviser’s ability to fulfill its duties and obligations under this Agreement. If the Sub-Adviser provides any advice to its clients concerning investment in the shares of the Fund, the Sub-Adviser shall act solely for such clients in that regard and not in any way on behalf of the Adviser, the Trust or the Fund.

11.	Compliance Matters

(a)          The Sub-Adviser understands and agrees that it is a “service provider” to the Trust as contemplated by Rule 38a-1 under the 1940 Act. As such, the Sub-Adviser agrees to cooperate fully with the Adviser and the Trust and its Trustees and officers, including the Trust’s CCO, with respect to (i) any and all compliance-related matters, and (ii) the Trust’s efforts to assure that each of its service providers adopts and maintains policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as that term is defined by Rule 38a-1) by the Trust, the Adviser and the Sub-Adviser. In this regard, the Sub-Adviser shall:

(1)          submit to the Board for its consideration and approval, prior to the effective date of this Agreement, the Sub-Adviser’s applicable compliance policies and procedures;

(2)          submit annually (and at such other times as the Trust may reasonably request) to the Trust’s CCO and the Adviser for consideration by the Board, a report discussing the adequacy and effectiveness of the Sub-Adviser’s compliance program, and fully describing any material amendments to such compliance program since the most recent such report;

(3)          provide periodic reports and certifications concerning the Sub-Adviser’s compliance program and special reports in the event of material compliance matters;

(4)          provide the Adviser and the Trust and its Trustees and officers with reasonable access, including on-site visits with the Sub-Adviser as may be reasonably requested from time to time, to information regarding the aspects of the Sub-Adviser’s compliance program that may expose the Adviser and the Trust to compliance risks or lead to a violation by the Trust, the Adviser or the Sub-Adviser of the federal securities laws;

(5)          permit the Adviser and the Trust and its Trustees and officers to maintain an active working relationship with the Sub-Adviser’s compliance personnel by, among other things, providing the Adviser and the Trust’s CCO and other officers with a specified individual within the Sub-Adviser’s organization to discuss and address compliance-related matters;

(6)          provide the Adviser and its chief compliance officer and the Trust and its Trustees and officers, including the Trust’s CCO, with such certifications as may be reasonably requested; and

(7)          reasonably cooperate with any independent registered public accounting firm engaged by the Trust, ensure that all reasonably necessary information and the appropriate personnel are made available to such independent registered public accounting firm, to support the expression of the independent registered public accounting firm’s opinion, and each year provide the Adviser and such independent registered public accounting firm with a copy of the annual SAS 70 Report prepared by the Sub-Adviser’s independent auditors regarding the Sub-Adviser’s internal controls.

(b)          The Sub-Adviser represents, warrants and covenants that it has implemented and shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act.

(c)          Notwithstanding anything to the contrary herein, the Adviser acknowledges that Sub-Adviser is not the compliance agent for the Trust or for the Adviser, and does not have access to all of the Trust’s books and records necessary to perform certain compliance testing. Any of the Sub-Adviser’s agreement to perform the services in this Section 11 or elsewhere in this Agreement is subject to the understanding that the Sub-Adviser shall perform such services based upon its books and records with respect to the Fund, which comprise a portion of the Trust’s book and records.

12.	Duration and Termination

(a)          This Agreement shall be effective immediately as of the date set forth above and shall continue in effect for two years from its effective date with respect to the Fund, unless sooner terminated as provided herein, and shall continue year to year thereafter, provided each continuance is specifically approved at least annually by (i) the vote of a majority of the Trustees or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Trustees who are neither (A) parties to this Agreement nor (B) “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person (to the extent required by the 1940 Act) at a meeting called for the purpose of voting on such approval.

(b)          This Agreement is terminable with respect to the Fund, without penalty, on sixty (60) days’ written notice to the Sub-Adviser: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a “majority” (as defined in the 1940 Act) of the shares of the Fund or (ii) by the Adviser. This Agreement is terminable with respect to the Fund, without penalty, by the Sub-Adviser upon ninety (90) days’ written notice to the Adviser and the Trust. In addition, this Agreement will terminate with respect to the Fund in the event of the termination of the Advisory Agreement with respect to the Fund. This Agreement will be terminated automatically in the event of its “assignment” (as defined in the 1940 Act).

(c)          In the event of a termination of this Agreement for any reason with respect to the Fund, the Sub-Adviser shall reasonably cooperate with any transition manager or successor investment sub-adviser and with the Adviser in transitioning the management of the Fund to one or more new sub-advisers or to the Adviser, including, without limitation, providing the transition manager, at such intervals as the transition manager may request, with a list of holdings for the portion of Fund assets under the Sub-Adviser’s management and such other information as required by the transition management agreement, into which the Adviser and the transition manager will, at that time, enter.

(d)          Termination of this Agreement shall not affect the rights or obligations of the Adviser, the Adviser Indemnitees and the Sub-Adviser under Section 6 of this Agreement.

13.	Use of Name

(a)          The Sub-Adviser hereby consents to the use of its name and the names of its affiliates in the Fund’s disclosure documents, shareholder communications, advertising, sales literature and similar communications. The Sub-Adviser shall not use the name or any tradename, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof of the Adviser, the Trust, the Fund or any of their affiliates in its marketing materials unless it first receives prior written approval of the Trust and the Adviser.

(b)          It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name, is the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by, and in accordance with the terms of, this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

14.	Confidential Information

(a)          Each party agrees that it will treat confidentially all information provided by any other party (the “Discloser”) regarding the Discloser’s businesses and operations, including without limitation the investment activities or holdings of the Fund (“Confidential Information”). All Confidential Information provided by the Discloser shall be used only by the other party hereto (the “Recipient”) solely for the purposes of rendering services pursuant to this Agreement, and shall not be disclosed to any third party without the prior consent of the Discloser, except for any party that is under common control with the Recipient and except for a limited number of employees, attorneys, accountants and other advisers of the Recipient on a need-to-know basis and solely for the purposes of rendering services under this Agreement.

(b)          Confidential Information shall not include any information that: (i) is public when provided or thereafter becomes public through no wrongful act of the Recipient; (ii) is demonstrably known to the Recipient prior to execution of this Agreement; (iii) is independently developed by the Recipient through no wrongful act of the Recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the trade at the time that the Recipient learns of such information or knowledge; or (v) has been rightfully and lawfully obtained by the Recipient from any third party.

(c)          In the event that the Recipient is requested or required (by deposition, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demand or similar process), in connection with any proceeding, to disclose any of the Discloser’s Confidential Information, the Recipient will give the Discloser prompt written notice of such request or requirement to allow the Discloser an opportunity to obtain a protective order or otherwise obtain assurances that confidential treatment will be accorded to such Confidential Information. In the event that such protective order or other remedy is not obtained, disclosure shall be made of only that portion of the Confidential Information that is legally required to be disclosed. All Confidential Information disclosed as required by law shall nonetheless continue to be deemed Confidential Information.

15.	Amendment

This Agreement may be amended in writing signed by the parties to this Agreement in a manner that is in accordance with applicable laws, rules and regulations, as modified or interpreted by any applicable order, exemptive relief or interpretative release issued by the SEC.

16.	Notices

All notices hereunder shall be provided in writing, by facsimile or by email. Notices shall be deemed given if delivered in person or by messenger, certified mail with return receipt, or by a reputable overnight delivery service that provides evidence of receipt to the parties; upon receipt if sent by fax; or upon read receipt or reply if delivered by email, at the following addresses:

If to the Trust:	Fidelity Rutland Square Trust II
245 Summer Street
Boston, MA 02210
Attn.: John Hitt

If to the Adviser:	Strategic Advisers, Inc.
245 Summer Street
Boston, MA 02210
Attn.: Chief Operating Officer

With Copy to:	Strategic Advisers, Inc.
245 Summer Street
Boston, MA 02210
Attn.: Karen Benoit

Strategic Advisers, Inc.
245 Summer Street
Boston, MA 02210
Attn.: Nicholas Karafotias

If to the Sub-Adviser:	FIAM LLC
900 Salem Street
Smithfield, RI 02917
Attn: Casey Condron
casey.condron@fmr.com

17.	Miscellaneous

(a)          This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

(b)          Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

(c)          This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

(d)          This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of The Commonwealth of Massachusetts, without giving effect to the choice of laws provisions of that or any other jurisdiction. To the extent that the applicable laws of The Commonwealth of Massachusetts conflict with the applicable provisions of the 1940 Act, the latter shall control. The parties irrevocably consent to submit to the jurisdiction of any federal or state court sitting in The Commonwealth of Massachusetts.

(e)          If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)          Notwithstanding anything herein to the contrary, the Sub-Adviser shall be an independent contractor. Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Adviser, the Trust or the Fund, except to the extent expressly authorized by this Agreement.

[The remainder of this page is intentionally left blank.]

Schedule A

[Pursuant to Section 8 of the Investment Sub-Advisory Agreement (the “Agreement”) among Fidelity Rutland Square Trust II (“Trust”), on behalf of [Strategic Advisers Core Multi-Manager Fund] (the “Fund”), Strategic Advisers, Inc. (the “Adviser”) and FIAM LLC (the “Sub-Adviser”), the Sub-Adviser shall be compensated for the services it performs on behalf of the Fund as follows:

1.            For purposes of calculating the fee to be paid to the Sub-Adviser under this Agreement:

“Portfolio Assets” shall mean the portion of the net assets of the Fund managed by the Sub-Adviser pursuant to the following investment strategy as agreed to by the Adviser and the Sub-Adviser in a separately negotiated investment mandate: Sector Managed (a “Strategy”).

“Aggregated Assets” for a particular Strategy shall mean the assets of all registered investment companies managed by the Adviser that are managed by the Sub-Adviser pursuant to that Strategy, including Portfolio Assets.

2            The Adviser will pay the Sub-Adviser a fee, payable monthly, based on average daily Portfolio Assets (computed in the manner set forth in the Trust’s Trust Instrument) determined as of the close of business on each business day throughout the calendar month. The Sub-Adviser’s fee shall be calculated using the effective rate applicable to Aggregated Assets managed pursuant to a specific Strategy based on the following rate schedules.

Rate - Sector Managed

0.28% (28 basis points) on all assets

The Sub-Adviser’s fee shall be computed monthly and, within twelve business days of the end of each calendar month, the Adviser shall transmit to the Sub-Adviser the fee for the previous month. Payment shall be made in federal funds wired to a bank account designated by the Sub-Adviser. If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated on the basis of the number of business days it is so in effect for that month.

The Sub-Adviser agrees to look exclusively to the Adviser, and not to any assets of the Trust or the Fund, for the payment of the Sub-Adviser’s fees arising under this Paragraph 2.]

Schedule A

[Pursuant to Section 8 of the Investment Sub-Advisory Agreement (the “Agreement”) among Fidelity Rutland Square Trust II (“Trust”), on behalf of [Strategic Advisers Core Multi-Manager Fund] [Strategic Advisers Growth Multi-Manager Fund] [Strategic Advisers Value Multi-Manager Fund] (the “Fund”), Strategic Advisers, Inc. (the “Adviser”) and FIAM LLC (the “Sub-Adviser”), the Sub-Adviser shall be compensated for the services it performs on behalf of the Fund as follows:

1.            For purposes of calculating the fee to be paid to the Sub-Adviser under this Agreement:

“Portfolio Assets” shall mean the portion of the net assets of the Fund managed by the Sub-Adviser pursuant to the following investment strategy as agreed to by the Adviser and the Sub-Adviser in a separately negotiated investment mandate: Large Cap Core (a “Strategy”).

“Aggregated Assets” for a particular Strategy shall mean the assets of all registered investment companies managed by the Adviser that are managed by the Sub-Adviser pursuant to that Strategy, including Portfolio Assets.

2            The Adviser will pay the Sub-Adviser a fee, payable monthly, based on average daily Portfolio Assets (computed in the manner set forth in the Trust’s Trust Instrument) determined as of the close of business on each business day throughout the calendar month. The Sub-Adviser’s fee shall be calculated using the effective rate applicable to Aggregated Assets managed pursuant to a specific Strategy based on the following rate schedules.

Rate - Large Cap Core

0.40% (40 basis points) on the first $100 million in assets

0.30% (30 basis points) on any amount in excess of $100 million in assets

The Sub-Adviser’s fee shall be computed monthly and, within twelve business days of the end of each calendar month, the Adviser shall transmit to the Sub-Adviser the fee for the previous month. Payment shall be made in federal funds wired to a bank account designated by the Sub-Adviser. If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated on the basis of the number of business days it is so in effect for that month.

The Sub-Adviser agrees to look exclusively to the Adviser, and not to any assets of the Trust or the Fund, for the payment of the Sub-Adviser’s fees arising under this Paragraph 2.]

Schedule A

[Pursuant to Section 6 of the Investment Sub-Advisory Agreement (the “Agreement”) among Fidelity Rutland Square Trust II (“Trust”), on behalf of [Strategic Advisers International Multi-Manager Fund] [Strategic Advisers Emerging Markets Fund of Funds] (the “Fund”), Strategic Advisers, Inc. (the “Adviser”) and FIAM LLC (the “Sub-Adviser”), the Sub-Adviser shall be compensated for the services it performs on behalf of the Fund as follows:

1.            For purposes of calculating the fee to be paid to the Sub-Adviser under this Agreement:

“Portfolio Assets” shall mean the portion of the net assets of the Fund managed by the Sub-Adviser pursuant to the following investment strategy as agreed to by the Adviser and the Sub-Adviser in a separately negotiated investment mandate: Emerging Markets (each a “Strategy”).

“Aggregated Assets” for a particular Strategy shall mean the assets of all registered investment companies managed by the Adviser that are managed by the Sub-Adviser pursuant to that Strategy, including Portfolio Assets.

2            The Adviser will pay the Sub-Adviser a fee, payable monthly, based on average daily Portfolio Assets (computed in the manner set forth in the Trust’s Trust Instrument) determined as of the close of business on each business day throughout the calendar month. The Sub-Adviser’s fee shall be calculated using the effective rate applicable to Aggregated Assets managed pursuant to a specific Strategy based on the following rate schedules.

Rate – Emerging Markets

0.99% (99 basis points) of the first $150 million in assets

0.95% (95 basis points) on any amount in excess of $150 million in assets

The Sub-Adviser’s fee shall be computed monthly and, within twelve business days of the end of each calendar month, the Adviser shall transmit to the Sub-Adviser the fee for the previous month. Payment shall be made in federal funds wired to a bank account designated by the Sub-Adviser. If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated on the basis of the number of business days it is so in effect for that month.

The Sub-Adviser agrees to look exclusively to the Adviser, and not to any assets of the Trust or the Fund, for the payment of the Sub-Adviser’s fees arising under this Paragraph 2.]

Schedule A

[Pursuant to Section 8 of the Investment Sub-Advisory Agreement (the “Agreement”) among Fidelity Rutland Square Trust II (“Trust”), on behalf of [Strategic Advisers Income Opportunities Fund of Funds] (the “Fund”), Strategic Advisers, Inc. (the “Adviser”) and FIAM LLC (the “Sub-Adviser”), the Sub-Adviser shall be compensated for the services it performs on behalf of the Fund as follows:

1.            For purposes of calculating the fee to be paid to the Sub-Adviser under this Agreement:

“Portfolio Assets” shall mean the portion of the net assets of the Fund managed by the Sub-Adviser pursuant to the following investment strategy as agreed to by the Adviser and the Sub-Adviser in a separately negotiated investment mandate: High Yield (a “Strategy”).

“Aggregated Assets” for a particular Strategy shall mean the assets of all registered investment companies managed by the Adviser that are managed by the Sub-Adviser pursuant to that Strategy, including Portfolio Assets.

2            The Adviser will pay the Sub-Adviser a fee, payable monthly, based on average daily Portfolio Assets (computed in the manner set forth in the Trust’s Trust Instrument) determined as of the close of business on each business day throughout the calendar month. The Sub-Adviser’s fee shall be calculated using the effective rate applicable to Aggregated Assets managed pursuant to a specific Strategy based on the following rate schedules.

Rate – High Yield

0.60% (60 basis points) on the first $50 million in assets

0.40% (40 basis points) on the next $50 million in assets

0.30% (30 basis points) on the next $100 million in assets

0.25% (25 basis points) on any assets in excess of $200 million

The Sub-Adviser’s fee shall be computed monthly and, within twelve business days of the end of each calendar month, the Adviser shall transmit to the Sub-Adviser the fee for the previous month. Payment shall be made in federal funds wired to a bank account designated by the Sub-Adviser. If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated on the basis of the number of business days it is so in effect for that month.

The Sub-Adviser agrees to look exclusively to the Adviser, and not to any assets of the Trust or the Fund, for the payment of the Sub-Adviser’s fees arising under this Paragraph 2.]

EXHIBIT 2

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

AMONG

STRATEGIC ADVISERS, INC.,

FIL INVESTMENT ADVISORS

AND

FIDELITY RUTLAND SQUARE TRUST II

AGREEMENT, made this [  ] day of [month], [year] among Fidelity Rutland Square Trust II (“Trust”), a Delaware statutory trust, on behalf of [Strategic Advisers International Multi-Manager Fund] [Strategic Advisers Emerging Markets Fund of Funds] (the “Fund”), Strategic Advisers, Inc. (“Adviser”), a Massachusetts corporation, and FIL Investment Advisors (“Sub-Adviser”), a [                                         ].

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the Adviser and the Sub-Adviser are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Trust has retained the Adviser to render investment advisory services to the Trust, on behalf of the Fund, pursuant to a Management Contract dated [                         ,         ], as may be amended from time to time (“Advisory Agreement”);

WHEREAS, the Advisory Agreement authorizes the Adviser to delegate to one or more other investment advisers any or all of the Adviser’s duties and obligations under the Advisory Agreement; and

WHEREAS, the Trust and the Adviser wish to retain the Sub-Adviser to render certain investment advisory services to the Fund with respect to the portion of the Fund’s assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, and the Sub-Adviser is willing to render such services.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Adviser, the Sub-Adviser and the Trust as follows:

1.	Appointment

The Trust and the Adviser hereby appoint the Sub-Adviser to act as investment sub-adviser to the Fund with respect to the portion of the Fund’s assets allocated, from time to time, by the Adviser to the Sub-Adviser (the “Portfolio”), for the periods and on the terms set forth herein. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth herein for the compensation provided in Section 7 of this Agreement.

2.	Services and Duties of Investment Sub-Adviser

Subject to the general supervision and oversight of the Adviser and the Board of Trustees of the Trust (the “Board”), the Sub-Adviser will:

(a)          provide a program of continuous investment management for the Portfolio in accordance with the Fund’s investment objective and policies as stated in the Fund’s prospectus and statement of additional information filed with the Securities and Exchange Commission (“SEC”) on Form N-1A, as amended and supplemented from time to time (the “Registration Statement”), and such other limitations as the Trust, the Fund, the Board or the Adviser may impose with respect to the Portfolio by notice to the Sub-Adviser;

(b)          invest and reinvest the assets of the Portfolio by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use in respect of the Portfolio;

(c)          oversee the placement of purchase and sale orders on behalf of the Fund in respect of the Portfolio;

(d)          employ portfolio managers to make investment decisions and securities analysts to provide research services to the Fund in respect of the Portfolio;

(e)          subject to the understanding set forth in Section 10(a)(1) of this Agreement, vote all proxies solicited by or with respect to the issuers of securities in which the assets of the Portfolio may be invested in accordance with the Sub-Adviser’s proxy voting policies and procedures and in a manner that complies with applicable law; maintain records of all proxies voted on behalf of the Fund in respect of the Portfolio; and provide information to the Trust, the Adviser or their designated agent in a manner that is sufficiently complete and timely to ensure the Trust’s compliance with its filing obligations under Rule 30b1-4 of the 1940 Act;

(f)           maintain books and records with respect to the Fund’s securities transactions in respect of the Portfolio, in accordance with applicable laws, rules and regulations; and

(g)          to the extent reasonably requested by the Adviser or officers of the Fund, cooperate with and provide reasonable assistance to the Adviser and the Trust’s other service providers by (1) keeping them fully informed as to such matters that they may reasonably deem necessary with respect to the performance of their obligations to the Fund, (2) providing prompt responses to reasonable requests for information or assistance, and (3) establishing appropriate processes to promote the efficient exchange of information.

In providing those services, the Sub-Adviser will provide the Adviser and the Fund with an ongoing and continuous investment program in respect of the Portfolio. In addition, the Sub-Adviser will furnish the Adviser and/or the Fund with statistical information as the Adviser and/or the Fund may reasonably request with respect to the securities or other investments in which the assets of the Portfolio may be invested.

The Sub-Adviser further agrees that, in performing its duties hereunder, it will:

(h)          The Sub-Adviser further agrees that, in performing its duties hereunder, it will comply in all material respects with the applicable sections of (1) the 1940 Act and the Advisers Act and all rules and regulations thereunder, (2) any other applicable laws and regulations, including but not limited to applicable securities and anti-corruption laws and regulations, (3) the Sub-Adviser’s compliance policies and procedures, (4) the rules and regulations of the Commodities Futures Trading Commission, (5) the Internal Revenue Code of 1986, as amended (“Code”), (6) the investment objectives, strategies, policies, limitations and restrictions of the Fund as described in the Registration Statement, (7) the Trust’s Trust Instrument and By-Laws and (8) any written instructions of the Adviser or the Board.;

(i)           manage the assets of the Portfolio to comply with the following requirements of the Code and regulations issued thereunder: section 851(b)(2) and section 851(b)(3) (and, if applicable, section 817(h)); provided, however, that with respect to the 10% voting securities test contained in section 851(b)(3)(A)(ii), the Sub-Adviser will comply with such requirements as the Trust, the Fund or its Adviser shall furnish to the Sub-Adviser from time to time;

(j)           keep the Adviser and/or the Board informed of developments materially affecting the Fund’s portfolio;

(k)          make available to the Board, the Adviser, the Fund’s Chief Compliance Officer (“CCO”) and the Trust’s administrator, promptly upon their request, such copies of its records with respect to the Fund as may be required to assist in their compliance with applicable laws and regulations. As reasonably requested by the Board or the Adviser, the Sub-Adviser will complete periodic or special questionnaires and furnish to the Board and/or the Adviser such periodic and special reports regarding the Fund and the Sub-Adviser including, but not limited to, reports concerning transactions and performance of the Portfolio, quarterly and annual compliance reports and certifications, reports regarding compliance with the Trust’s procedures pursuant to Rules 17e-1, 17a-7, 10f-3 and 12d3-1 under the 1940 Act (as applicable), quarterly reports identifying material compliance matters and any material changes to the Sub-Adviser’s compliance program (including revisions to compliance policies and procedures), fundamental investment restrictions, procedures for opening brokerage accounts and commodity trading accounts, liquidity determinations for securities or other instruments held by the Portfolio such as, among others, securities purchased pursuant to Rule 144A and 4(2) commercial paper, compliance with the Sub-Adviser’s Code of Ethics, and such other procedures or requirements that the Adviser may reasonably request from time to time;

(l)           make available to the Board and the Adviser at reasonable times its portfolio managers and other appropriate personnel as mutually agreed by the Adviser and Sub-Adviser, either in person or, at the mutual convenience of the Board, the Adviser and the Sub-Adviser, by telephone or other electronic media, in order to review the investment policies, performance and other matters relating to the management of the Fund;

(m)         review draft reports to shareholders, registration statements or portions thereof that relate to the Portfolio or the Sub-Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis as to the accuracy of the information contained in such reports or other documents;

(n)          use no material, non-public information concerning portfolio companies that may be in its possession or the possession of any of its affiliates, nor will the Sub-Adviser seek to obtain any such information, in providing investment advice or investment management services to the Fund;

(o)          promptly notify the Trust, the Adviser and the Board in the event that the Sub-Adviser or any of its affiliates becomes aware that the Sub-Adviser: (i) is subject to a statutory disqualification that prevents the Sub-Adviser from serving as investment adviser pursuant to this Agreement; (ii) fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (iii) is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority; or (iv) is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, or governmental authority, involving the affairs of the Trust or the Adviser or their affiliates; or is involved in any pending litigation or administrative proceeding brought against the Sub-Adviser or any of its management persons. The Sub-Adviser further agrees to notify the Trust and the Adviser promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Trust’s Registration Statement, as amended and supplemented from time to time, regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect. The Sub-Adviser will promptly notify the Trust, the Adviser and the Board if its chief executive officer or any member of the portfolio management team named in the Registration Statement for the Fund changes, or if there is an actual change in control or management of the Sub-Adviser within the meaning of Rules 2a-6 and 202(a)(1)-1 under the 1940 Act and Advisers Act, respectively;

(p)          not disclose information regarding Portfolio or Fund characteristics, trading history, portfolio holdings, performance information or any other related information to any third-party, except in compliance with the Trust’s policies on disclosure of portfolio holdings;

(q)          provide the Adviser, the Trust or the Board with such information and assurances (including certifications and sub-certifications) as the Adviser, the Trust or the Board may reasonably request from time to time in order to assist the Adviser, the Trust or the Board in complying with applicable laws, rules and regulations, including requirements in connection with the preparation and/or filing of the Fund’s Form N-CSRs and Form N-Qs;

(r)           provide assistance to the Adviser, custodian or recordkeeping agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Fund for which the Adviser, custodian or recordkeeping agent seeks assistance from the Sub-Adviser or identifies for review by the Sub-Adviser. This assistance includes (but is not limited to): (i) designating and providing access to one or more employees of the Sub-Adviser who are knowledgeable about the security/issuer, its financial condition, trading and/or other relevant factors for valuation, which employees shall be available for consultation when the Board’s Valuation Committee convenes; (ii) assisting the Adviser or the custodian in obtaining bids and offers or quotes from broker/dealers or market-makers with respect to securities held by the Fund, upon the reasonable request of the Adviser or custodian; (iii) upon the request of the Adviser or the custodian, confirming pricing and providing recommendations for fair valuations; and (iv) maintaining adequate records and written backup information with respect to the securities valuation assistance provided hereunder, and providing such information to the Adviser or the Trust upon request, with such records being deemed Fund records;

(s)          not consult with any other investment sub-adviser of the Trust (if any), or with the sub-adviser to any other investment company (or separate series thereof) managed by the Adviser concerning the Fund’s transactions in securities or other assets, except for purposes of complying with the conditions of Rule 12d3-1(a) and (b) under the 1940 Act, and, to the extent that multiple sub-advisers may be engaged to provide services to the Fund, the Sub-Adviser shall be responsible for providing investment advisory services only with respect to the Portfolio allocated to the Sub-Adviser by the Adviser; and

(t)           provide the Trust and the Adviser with a copy of its Form ADV as most recently filed with the SEC, notify the Adviser on a quarterly basis of any amendments to the Sub-Adviser’s Form ADV and furnish a copy of such amendments to the Trust and the Adviser; and provide the Trust and the Adviser with a copy of its Form ADV Part 2A as updated from time to time.

The Sub-Adviser further agrees that it may perform any or all the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as it believes reasonably necessary to assist it in carrying out its obligations under this Agreement. However, the Sub-Adviser may not retain the services of any entity that would be an “investment adviser”, as that term is defined in the 1940 Act, to the Fund unless any agreement with such entity has been approved by (i) a majority of the Trust’s Board of Trustees, including a majority of the Independent Trustees, and (ii) to the extent necessary, the vote of a majority of the outstanding voting securities of the Fund.

3.	Brokerage

The Sub-Adviser may place orders pursuant to its investment determinations for the Fund directly with the issuers of the securities, or with brokers or dealers selected by the Sub-Adviser. The Sub-Adviser may, in respect of the Portfolio, open and maintain brokerage accounts of all types on behalf of and in the name of the Fund. The Sub-Adviser may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Sub-Adviser deems desirable or appropriate. In selecting brokers or dealers to execute transactions on behalf of the Fund, the Sub-Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for the Fund transaction, the Sub-Adviser will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) provided to the Fund and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. The parties hereto acknowledge that it is desirable for the Trust that the Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by broker-dealers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser may cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Sub-Adviser to the Fund in compliance with Section 28(e) of the 1934 Act. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser’s services to other clients. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder and subject to any other applicable laws and regulations, the Sub-Adviser and its affiliates are authorized to effect portfolio transactions for the Fund and to retain brokerage commissions on such transactions. The Sub-Adviser may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of securities for the Fund with orders for its other clients where: (i) such aggregation or bunching of orders is not inconsistent with the Fund’s investment objectives, policies and procedures, (ii) the allocation of the securities so purchased or sold, as well as the allocation of expenses incurred in any such transaction, shall be made by the Sub-Adviser in a manner that complies with the trade allocation policies and procedures approved by the Board and is fair and equitable in the judgment of the Sub-Adviser and is consistent with the Sub-Adviser’s fiduciary obligations to the Fund and each of its other clients.

4.	Books, Records and Regulatory Filings

(a)          The Sub-Adviser agrees to maintain and to preserve for the applicable periods any such records as are required to be maintained by the Sub-Adviser with respect to the Fund by the 1940 Act and rules adopted thereunder, and by any other applicable laws, rules and regulations. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records upon request; provided, however, that the Sub-Adviser may retain copies of such records for the applicable periods they are required by law to be retained, and thereafter shall destroy such records.

(b)          The Sub-Adviser agrees that it shall furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder that may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws, rules and regulations.

(c)          The Sub-Adviser shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act with respect to its duties as are set forth herein. The Sub-Adviser also shall make all required filings on Schedule 13D or 13G and Form 13F (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) in respect of the Portfolio as may be required of the Fund due to the activities of the Sub-Adviser. The Sub-Adviser shall be the sole filer of Form 13F with respect to the Portfolio of the Fund.

5.	Class Action Filings

The Sub-Adviser is not responsible for making any class action filings on behalf of the Trust.

6.	Standard of Care, Limitation of Liability and Indemnification

(a)          The Sub-Adviser shall exercise its best judgment in rendering the services under this Agreement. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, the Adviser or the Fund, or affiliated persons of the Adviser or the Fund (collectively, the “Adviser Indemnitees”) in connection with the matters to which this Agreement relates except a loss resulting from the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under this Agreement; provided, however, that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser Indemnitees for, and the Sub-Adviser shall indemnify and hold harmless the Adviser Indemnitees from, any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) to which any of the Adviser Indemnitees may become subject arising out of or resulting from (i) the Sub-Adviser causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund’s current Registration Statement or the most current written guidelines, policies or instruction provided in writing by the Board or the Adviser, (ii) the Sub-Adviser causing the Fund to fail to satisfy the requirements set forth in Section 2(i) hereof, (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Sub-Adviser or the Portfolio managed by the Sub-Adviser or the omission to state therein a material fact known to the Sub-Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser for use therein, or (iv) a breach of this Agreement by the Sub-Adviser. In addition, the Sub-Adviser shall indemnify and hold harmless the Trust and the Fund from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) to which either the Trust or the Fund may become subject directly arising out of or resulting from a breach of fiduciary duty by the Sub-Adviser under Section 36(b) of the 1940 Act with respect to the receipt of compensation for its services under this Agreement. Notwithstanding the foregoing, nothing contained in this Agreement shall constitute a waiver or limitation of rights that the Trust or the Fund may have under federal or state securities laws.

(b)          The Sub-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument or other organizational document of the Trust and agrees that any obligations of the Trust or the Fund arising in connection with this Agreement shall be limited in all cases to the Fund and its assets, and the Sub-Adviser shall not seek satisfaction of any such obligation from any other fund of the Trust or the shareholders or any individual shareholder of the Fund. Nor shall the Sub-Adviser seek satisfaction of any such obligation from the trustees of the Trust (each, a “Trustee” and, together, the “Trustees”) or any individual Trustee or any officers.

(c)          As used in this Section 6, the term “Sub-Adviser” shall include any officers, Trustees, employees, independent contractors or other affiliates of the Sub-Adviser performing services with respect to the Fund.

(d)          The Adviser agrees to indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) to which the Sub-Adviser may become subject directly arising out of or resulting from, the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

7.	Compensation

The Sub-Adviser shall be compensated for the services rendered pursuant to this Agreement in accordance with the terms set forth on Schedule A attached hereto.

8.	Expenses

The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, excluding those costs of the Fund associated with brokerage activities. The Sub-Adviser shall bear all expenses and costs of the Trust (including reasonable attorney’s fees), if any, arising out of a termination or possible termination of this Agreement as a result of an assignment caused by a change of control or management of the Sub-Adviser, including the preparation and mailing of an information statement to shareholders pursuant to a “manager-of-managers” exemptive order from the SEC, or the preparation, mailing, solicitation and other costs associated with the use of a proxy statement relating to a shareholder vote in respect of a new sub-advisory agreement. The foregoing obligations of the Sub-Adviser shall apply in any circumstance in which the Adviser, in consultation with internal or outside counsel to the Trust, deems that an actual or possible assignment of this Agreement has or may occur, and determines that an information statement should be used, or a vote of shareholders should be obtained, as the case may be.

9.	Services to Other Companies or Accounts

The investment advisory services of the Sub-Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to other investment companies and clients (whether or not their investment objective and policies are similar those of the Fund) and to engage in other activities, provided that such other services and activities do not interfere with or impair the Sub-Adviser’s ability to fulfill its duties and obligations under this Agreement. If the Sub-Adviser provides any advice to its clients concerning investment in the shares of the Fund, the Sub-Adviser shall act solely for such clients in that regard and not in any way on behalf of the Adviser, the Trust or the Fund.

10.	Compliance Matters

(a)          The Sub-Adviser understands and agrees that it is a “service provider” to the Trust as contemplated by Rule 38a-1 under the 1940 Act. As such, the Sub-Adviser agrees to cooperate fully with the Adviser and the Trust and its Trustees and officers, including the Fund’s CCO, with respect to (i) any and all compliance-related matters, and (ii) the Trust’s efforts to assure that each of its service providers adopts and maintains policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as that term is defined by Rule 38a-1) by the Trust, the Adviser and the Sub-Adviser. In this regard, the Sub-Adviser shall:

(1)          submit to the Board for its consideration and approval, prior to the effective date of this Agreement, the Sub-Adviser’s compliance program, it being understood that the Sub-Adviser’s obligation under Section 2(e) of this Agreement to vote all proxies solicited by or with respect to the issuers of securities in which the assets of the Portfolio may be invested shall be subject to the fulfillment of the condition that the Board approve the Sub-Adviser’s proxy voting policies and procedures;

(2)          submit annually (and at such other times as the Trust may reasonably request) to the Fund’s CCO and the Adviser for consideration by the Board, a report discussing the adequacy and effectiveness of the Sub-Adviser’s compliance program, and fully describing any material amendments to such compliance program since the most recent such report;

(3)          provide periodic reports, certifications and information concerning the Sub-Adviser’s compliance program including, but not limited to, the following;

(i)           Quarterly Compliance Certifications, including any required attachments, no later than the tenth (10th) business day after each calendar quarter; and

(ii)          Annual Report on Code of Ethics Matters, including any required attachments, no later than the fifteenth (15th) business day of October each year.

(4)          provide the Adviser and the Trust and its Trustees and officers with reasonable access to information regarding the Sub-Adviser’s compliance program, which access shall include on-site visits with the Sub-Adviser as may be reasonably requested from time to time;

(5)          permit the Adviser and the Trust and its Trustees and officers to maintain an active working relationship with the Sub-Adviser’s compliance personnel by, among other things, providing the Adviser and the Fund’s CCO and other officers with a specified individual within the Sub-Adviser’s organization to discuss and address compliance-related matters;

(6)          provide the Adviser and its chief compliance officer and the Trust and its Trustees and officers, including the Fund’s CCO, with such certifications as may be reasonably requested; and

(7)          reasonably cooperate with any independent registered public accounting firm engaged by the Trust, ensure that all reasonably necessary information and the appropriate personnel are made available to such independent registered public accounting firm, to support the expression of the independent registered public accounting firm’s opinion, and each year provide the Adviser and such independent registered public accounting firm with a copy of the most recent SSAE 16 Report prepared by the Sub-Adviser’s independent auditors regarding the Sub-Adviser’s internal controls.

(b)          The Sub-Adviser represents, warrants and covenants that it has implemented and shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act.

11.	Duration and Termination

(a)          This Agreement shall be effective immediately as of the date set forth above and shall continue in effect for two years from its effective date with respect to the Fund, unless sooner terminated as provided herein, and shall continue year to year thereafter, provided each continuance is specifically approved at least annually by (i) the vote of a majority of the Trustees or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Trustees who are neither (A) parties to this Agreement nor (B) “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person (to the extent required by the 1940 Act) at a meeting called for the purpose of voting on such approval.

(b)          This Agreement is terminable with respect to the Fund, without penalty, on sixty (60) days’ written notice to the Sub-Adviser: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a “majority” (as defined in the 1940 Act) of the shares of the Fund or (ii) by the Adviser. This Agreement is terminable with respect to the Fund, without penalty, by the Sub-Adviser upon ninety (90) days’ written notice to the Adviser and the Trust. In addition, this Agreement will terminate with respect to the Fund in the event of the termination of the Advisory Agreement with respect to the Fund. This Agreement will be terminated automatically in the event of its “assignment” (as defined in the 1940 Act).

(c)          In the event of a termination of this Agreement for any reason with respect to the Fund, the Sub-Adviser shall reasonably cooperate with any transition manager or successor investment sub-adviser and with the Adviser in transitioning the management of the Portfolio to one or more new sub-advisers or to the Adviser, including, without limitation, providing the transition manager, at such intervals as the transition manager may request, with a list of holdings for the Portfolio and such other information as required by the transition management agreement, into which the Adviser and the transition manager will, at that time, enter. The Sub-Adviser shall deliver to Adviser all periodic compliance reports, certifications and information applicable to the period of Sub-Adviser’s services provided under this Agreement, including annual compliance reports and certifications.

(d)          Termination of this Agreement shall not affect the rights or obligations of the Adviser, the Adviser Indemnitees and the Sub-Adviser under Section 6 of this Agreement.

12.	Use of Name

(a)          The Sub-Adviser hereby consents to the use of its name and the names of its affiliates in the Fund’s disclosure documents, shareholder communications, advertising, sales literature and similar communications. The Sub-Adviser shall not use the name or any tradename, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof of the Adviser, the Trust, the Fund or any of their affiliates in its marketing materials unless it first receives prior written approval of the Trust and the Adviser.

(b)          It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name, is the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by, and in accordance with the terms of, this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

13.	Confidential Information

(a)          Each party agrees that it will treat confidentially all information provided by any other party (the “Discloser”) regarding the Discloser’s businesses and operations, including without limitation the investment activities or holdings of the Portfolio or the Fund (“Confidential Information”). All Confidential Information provided by the Discloser shall be used only by the other party hereto (the “Recipient”) solely for the purposes of rendering services pursuant to this Agreement, and shall not be disclosed to any third party, without the prior consent of the Discloser, except for a limited number of employees, attorneys, accountants and other advisers of the Recipient and its affiliates on a need-to-know basis and solely for the purposes of rendering services under this Agreement.

(b)          Confidential Information shall not include any information that: (i) is public when provided or thereafter becomes public through no wrongful act of the Recipient; (ii) is demonstrably known to the Recipient prior to execution of this Agreement; (iii) is independently developed by the Recipient through no wrongful act of the Recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the trade at the time that the Recipient learns of such information or knowledge; or (v) has been rightfully and lawfully obtained by the Recipient from any third party.

(c)          In the event that the Recipient is requested or required (by deposition, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demand or similar process), in connection with any proceeding, to disclose any of the Discloser’s Confidential Information, the Recipient will give the Discloser prompt written notice of such request or requirement to allow the Discloser an opportunity to obtain a protective order or otherwise obtain assurances that confidential treatment will be accorded to such Confidential Information. In the event that such protective order or other remedy is not obtained, disclosure shall be made of only that portion of the Confidential Information that is legally required to be disclosed. All Confidential Information disclosed as required by law shall nonetheless continue to be deemed Confidential Information.

14.	Amendment

This Agreement may be amended in writing signed by the parties to this Agreement in a manner that is in accordance with applicable laws, rules and regulations, as modified or interpreted by any applicable order, exemptive relief or interpretative release issued by the SEC.

15.	Notices

All notices hereunder shall be provided in writing, by facsimile or by email. Notices shall be deemed given if delivered in person or by messenger, certified mail with return receipt, or by a reputable overnight delivery service that provides evidence of receipt to the parties; upon receipt if sent by fax; or upon read receipt or reply if delivered by email, at the following addresses:

If to the Trust:	Fidelity Rutland Square Trust II
245 Summer Street
Boston, MA 02210
Attn.: John Hitt

If to the Adviser:	Strategic Advisers, Inc.
245 Summer Street
Boston, MA 02210
Attn.: Chief Operating Officer

With Copy to:	Strategic Advisers, Inc.
245 Summer Street
Boston, MA 02210
Attn.: Karen Benoit

Strategic Advisers, Inc.
245 Summer Street
Boston, MA 02210
Attn.: Nicholas Karafotias

If to the Sub-Adviser:	[ ]
[ ]
[ ]
[ ]

With a copy to:	[ ]
[ ]
[ ]
[ ]

16.	Miscellaneous

(a)          This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

(b)          Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

(c)          This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

(d)          This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of The Commonwealth of Massachusetts, without giving effect to the choice of laws provisions of that or any other jurisdiction. To the extent that the applicable laws of The Commonwealth of Massachusetts conflict with the applicable provisions of the 1940 Act, the latter shall control. The parties irrevocably consent to submit to the jurisdiction of any federal or state court sitting in The Commonwealth of Massachusetts.

(e)          If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)          Notwithstanding anything herein to the contrary, the Sub-Adviser shall be an independent contractor. Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Adviser, the Trust or the Fund, except to the extent expressly authorized by this Agreement.

[The remainder of this page is intentionally left blank.]

Schedule A

[Pursuant to Section 7 of the Investment Sub-Advisory Agreement (the “Agreement”) among Fidelity Rutland Square Trust II (“Trust”), on behalf of [Strategic Advisers International Multi-Manager Fund] [Strategic Advisers Emerging Markets Fund of Funds] (the “Fund”), Strategic Advisers, Inc. (the “Adviser”) and FIL Investment Advisors (the “Sub-Adviser”), the Sub-Adviser shall be compensated for the services it performs on behalf of the Fund as follows:

1.           For purposes of calculating the fee to be paid to the Sub-Adviser under this Agreement:

“Portfolio Assets” shall mean the portion of the net assets of the Fund managed by the Sub-Adviser pursuant to the following investment strategy as agreed to by the Adviser and the Sub-Adviser in a separately negotiated investment mandate: Regional (a “Strategy”).

“Aggregated Assets” for a particular Strategy shall mean the assets of all registered investment companies managed by the Adviser that are managed by the Sub-Adviser pursuant to that Strategy, including Portfolio Assets.

2            The Adviser will pay the Sub-Adviser a fee, payable monthly, based on average daily Portfolio Assets (computed in the manner set forth in the Trust’s Trust Instrument) determined as of the close of business on each business day throughout the calendar month. The Sub-Adviser’s fee shall be calculated using the effective rate applicable to Aggregated Assets managed pursuant to a specific Strategy based on the following rate schedule.

Rate -- Regional

0.80% (80 basis points) of the first $100 million in assets

0.75% (75 basis points) on any amount in excess of $100 million in assets

The Sub-Adviser’s fee shall be computed monthly and, within twelve business days of the end of each calendar month, the Adviser shall transmit to the Sub-Adviser the fee for the previous month. Payment shall be made in federal funds wired to a bank account designated by the Sub-Adviser. If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated on the basis of the number of business days it is so in effect for that month.

The Sub-Adviser agrees to look exclusively to the Adviser, and not to any assets of the Trust or the Fund, for the payment of the Sub-Adviser’s fees arising under this Paragraph 2.

The Sub-Adviser agrees that the fee rates paid to the Sub-Adviser pursuant to this Schedule A shall not be in excess of the fee rates at equivalent asset size charged by the Sub-Adviser to any other client with respect to a fund or account being managed by the Sub-Adviser having a substantially similar investment objective, style and strategy as the Portfolio.]

FORM OF

SUB-ADVISORY AGREEMENT

between

FIL INVESTMENT ADVISORS (UK) LIMITED

And

FIL INVESTMENT ADVISORS

AGREEMENT made this day of                     , 20    , by and between FIL Investment Advisors (UK) Limited, Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, United Kingdom (hereinafter called the “UK Sub-Advisor”) and FIL Investment Advisors, a Bermuda company with principal offices at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda (hereinafter called the “Sub-Advisor”).

WHEREAS Strategic Advisers, a Massachusetts corporation (hereinafter called the “Advisor”), has entered into a Management Contract with Fidelity Rutland Square Trust II, a Delaware statutory trust, which may issue one or more series (hereinafter called the “Trust”) on behalf of [Strategic Advisers International Multi-Manager Fund] [Strategic Advisers Emerging Markets Fund of Funds] (hereinafter called the “Fund”), pursuant to which the Advisor is to act as investment advisor to the Fund, and

WHEREAS, the Sub-Advisor has entered into a Sub-Advisory Agreement with the Advisor (the “Sub-Advisory Agreement”) pursuant to which the Sub-Advisor, directly or through certain of its subsidiaries or other affiliated persons, shall provide investment advice or investment management and order execution services to the Fund, and

WHEREAS the UK Sub-Advisor has personnel in Western Europe and has been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located outside of North America, principally in the UK and Europe.

NOW THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Sub-Advisor and the UK Sub-Advisor agree as follows:

1.            Duties: The Sub-Advisor may, in its discretion, appoint the UK Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Fund, in connection with the Sub-Advisor’s duties under the Sub-Advisory Agreement. The services and the portion of the investments of the Fund advised or managed by the UK Sub-Advisor shall be as agreed upon from time to time by the Sub-Advisor and the UK Sub-Advisor. The UK Sub-Advisor shall pay the salaries and fees of all personnel of the UK Sub-Advisor performing services for the Fund relating to research, statistical and investment activities.

(a)            Investment Advice: If and to the extent requested by the Sub-Advisor, the UK Sub-Advisor shall provide investment advice to the Sub-Advisor with respect to all or a portion of the investments of the Fund, and in connection with such advice shall furnish the Sub-Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b)            Investment Management: If and to the extent requested by the Sub-Advisor, the UK Sub-Advisor shall manage all or a portion of the investments of the Fund in accordance with the investment objective, policies and limitations provided in the Fund’s registration statement or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the “1940 Act”) and rules thereunder, as amended from time to time, the Trust Instrument of the Fund, as amended from time to time (the “Trust Instrument”), and such other limitations as the Trust or the Advisor may impose with respect to the Fund by notice to the UK Sub-Advisor. With respect to the portion of the investments of the Fund under its management, the UK Sub-Advisor is authorized to make investment decisions on behalf of the Fund with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker- dealers as the UK Sub-Advisor may select. The UK Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Sub-Advisor, to provide addition- al investment management services to the Fund, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Fund. All investment management and any other activities of the UK Sub-Advisor shall at all times be subject to the control and direction of the Sub-Advisor, the Advisor and the Trust’s Board of Trustees.

2.            Information to be Provided to the Trust and the Advisor: The UK Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust, the Advisor, and the Sub-Advisor as the Trust’s Board of Trustees, the Advisor or the Sub-Advisor may reasonably request from time to time, or as the UK Sub-Advisor may deem to be desirable.

3.            Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the UK Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Fund’s account with brokers or dealers selected by the UK Sub-Advisor, which may include brokers or dealers affiliated with the Advisor, Sub-Advisor or UK Sub-Advisor. The UK Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Fund and/or to the other accounts over which the UK Sub-Advisor, the Sub-Advisor or Advisor exercise investment discretion. The UK Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the UK Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the UK Sub-Advisor, the Sub-Advisor or the Advisor have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

4.            Compensation: The Sub-Advisor shall compensate the UK Sub-Advisor on the following basis for the services to be furnished hereunder.

(a)            Sub-Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the UK Sub-Advisor a monthly sub-advisory fee (the “UK Sub-Advisory Fee”). The UK Sub-Advisory Fee shall be equal to 110% of the UK Sub-Advisor’s costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The UK Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Sub-Advisor or Advisor, if any, in effect from time to time.

(b)            Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the UK Sub-Advisor a monthly investment management fee (the “UK Investment Management Fee”). The UK Investment Management Fee shall be equal to a percentage of the monthly average net assets of the Fund managed by the UK Sub-Advisor pursuant to subparagraph 1(b) of this Agreement, calculated on a cumulative basis based upon a monthly average of the aggregate of all net assets managed by the UK Sub-Advisor on behalf of the Sub-Advisor pursuant to sub-advisory arrangements (“Average Group Assets”) in accordance with the following fee schedule:

Average Group Assets	Annualized Fee Rate (For Each Level)
$0 - $500 million	0.30% (30 basis points)
$500 million - $1 billion	0.25% (25 basis points)
over $1 billion	0.20% (20 basis points)

, provided that in no event shall the UK Investment Management Fee exceed 50% of the sub-advisory fees received by the Sub-Advisor in respect of the Fund from the Advisor pursuant to the Sub- Advisory Agreement, and provided further that, for purposes of calculating the fee rates set forth above, any assets managed by the UK Sub-Advisor on behalf of the Sub-Advisor pursuant to a sub-advisory arrangement where a fee cap is being applied to reduce the UK Sub-Advisor’s fee to less than the rates set forth above shall be excluded from Average Group Assets.

(c)            Provision of Multiple Services: If the UK Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph

(b) of paragraph 1 for the same portion of the investments of the Fund for the same period, the fees paid to the UK Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5.            Expenses: It is understood that the Fund will pay all of its expenses other than those expressly stated to be payable by the UK Sub-Advisor hereunder, by the Sub-Advisor under the Sub-Advisory Agreement or by the Advisor under the Management Contract with the Fund.

6.            Interested Persons: It is understood that the Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor, the Sub-Advisor or the UK Sub-Advisor as Trustees, officers or otherwise and that Trustees, officers and stockholders of the Advisor, the Sub-Advisor or the UK Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor, the Sub-Advisor or the UK Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

7.            Services to Other Companies or Accounts: The Services of the UK Sub-Advisor to the Sub- Advisor are not to be deemed to be exclusive, the UK Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the UK Sub-Advisor’s ability to meet all of its obligations hereunder. The UK Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor, the Sub-Advisor or the Trust.

Nothing in this Agreement will constitute a partnership between the Advisor, the Sub-Advisor, the UK Sub-Advisor and the Trust. Nothing in this Agreement makes the UK Sub-Advisor an agent of the Advisor, Sub-Advisor or the Trust and the UK Sub-Advisor has no authority whatsoever to exercise discretionary powers over the global portfolios and investment funds, except as provided pursuant to paragraph 1(b) herein, of the Advisor, Sub-Advisor and the Trust, or otherwise to bind the Advisor’s and the Trust’s assets under management.

The UK Sub-Advisor shall furnish services as an independent contractor and not as an employee or agent of either the Advisor, Sub-Advisor or the Trust. The UK Sub-Advisor has no power or authority to act for, represent, or bind the Advisor, Sub-Advisor or the Trust or any company affiliated with either of them.

8.            Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the UK Sub-Advisor, the UK Sub-Advisor shall not be subject to liability to the Sub-Advisor, the Advisor, the Trust or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9.            Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until September 30, 20    , and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund.

(b) This Agreement may be modified by mutual consent of the Advisor, the UK Sub-Advisor, the Sub-Advisor and the Fund subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the “Commission”) or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor, the UK Sub-Advisor or the Fund may, at any time on sixty (60) days’ prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees, or with respect to the Fund by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10.            Limitation of Liability: The UK Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument or other organizational document of the Trust and agrees that any obligations of the Trust or the Fund arising in connection with this Agreement shall be limited in all cases to the Fund and its assets, and the UK Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund. Nor shall the UK Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11.            Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions there-of.

The terms “registered investment company,” “vote of a majority of the outstanding voting securities,” “assignment,” and “interested persons,” when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

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EXHIBIT 3

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

AMONG

STRATEGIC ADVISERS, INC.,

GEODE CAPITAL MANAGEMENT

AND

FIDELITY RUTLAND SQUARE TRUST II

AGREEMENT, made this [  ] day of [month], [year] among Fidelity Rutland Square Trust II (“Trust”), a Delaware statutory trust, on behalf of [Strategic Advisers Core Multi-Manager Fund] [Strategic Advisers Growth Multi-Manager Fund] [Strategic Advisers Value Multi-Manager Fund] [Strategic Advisers Small-Mid Cap Multi-Manager Fund] [Strategic Advisers International Multi-Manager Fund] (the “Fund”), Strategic Advisers, Inc. (“Adviser”), a Massachusetts corporation, and Geode Capital Management (“Sub-Adviser”), a

[                                         ].

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the Adviser and the Sub-Adviser are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Trust has retained the Adviser to render investment advisory services to the Trust, on behalf of the Fund, pursuant to a Management Contract dated [                         ,         ], as may be amended from time to time (“Advisory Agreement”);

WHEREAS, the Advisory Agreement authorizes the Adviser to delegate to one or more other investment advisers any or all of the Adviser’s duties and obligations under the Advisory Agreement; and

WHEREAS, the Trust and the Adviser wish to retain the Sub-Adviser to render certain investment advisory services to the Fund with respect to the portion of the Fund’s assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, and the Sub-Adviser is willing to render such services.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Adviser, the Sub-Adviser and the Trust as follows:

1.	Appointment

The Trust and the Adviser hereby appoint the Sub-Adviser to act as investment sub-adviser to the Fund with respect to the portion of the Fund’s assets allocated, from time to time, by the Adviser to the Sub-Adviser (the “Portfolio”), for the periods and on the terms set forth herein. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth herein for the compensation provided in Section 7 of this Agreement.

2.	Services and Duties of Investment Sub-Adviser

Subject to the general supervision and oversight of the Adviser and the Board of Trustees of the Trust (the “Board”), the Sub-Adviser will:

(a)            provide a program of continuous investment management for the Portfolio in accordance with the Fund’s investment objective and policies as stated in the Fund’s prospectus and statement of additional information filed with the Securities and Exchange Commission (“SEC”) on Form N-1A, as amended and supplemented from time to time (the “Registration Statement”), and such other limitations as the Trust, the Fund, the Board or the Adviser may impose with respect to the Portfolio by notice to the Sub-Adviser;

(b)            invest and reinvest the assets of the Portfolio by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use in respect of the Portfolio;

(c)            oversee the placement of purchase and sale orders on behalf of the Fund in respect of the Portfolio;

(d)            employ portfolio managers to make investment decisions and securities analysts to provide research services to the Fund in respect of the Portfolio;

(e)            subject to the understanding set forth in Section 10(a)(1) of this Agreement, vote all proxies solicited by or with respect to the issuers of securities in which the assets of the Portfolio may be invested in accordance with the Sub-Adviser’s proxy voting policies and procedures and in a manner that complies with applicable law; maintain records of all proxies voted on behalf of the Fund in respect of the Portfolio; and provide information to the Trust, the Adviser or their designated agent in a manner that is sufficiently complete and timely to ensure the Trust’s compliance with its filing obligations under Rule 30b1-4 of the 1940 Act;

(f)            maintain books and records with respect to the Fund’s securities transactions in respect of the Portfolio, in accordance with applicable laws, rules and regulations; and

(g)            to the extent reasonably requested by the Adviser or officers of the Fund, cooperate with and provide reasonable assistance to the Adviser and the Trust’s other service providers by (1) keeping them fully informed as to such matters that they may reasonably deem necessary with respect to the performance of their obligations to the Fund, (2) providing prompt responses to reasonable requests for information or assistance, and (3) establishing appropriate processes to promote the efficient exchange of information.

In providing those services, the Sub-Adviser will provide the Adviser and the Fund with an ongoing and continuous investment program in respect of the Portfolio. In addition, the Sub-Adviser will furnish the Adviser and/or the Fund with statistical information as the Adviser and/or the Fund may reasonably request with respect to the securities or other investments in which the assets of the Portfolio may be invested.

The Sub-Adviser further agrees that, in performing its duties hereunder, it will:

(h)            The Sub-Adviser further agrees that, in performing its duties hereunder, it will comply in all material respects with the applicable sections of (1) the 1940 Act and the Advisers Act and all rules and regulations thereunder, (2) any other applicable laws and regulations, including but not limited to applicable securities and anti-corruption laws and regulations, (3) the Sub-Adviser’s compliance policies and procedures, (4) the rules and regulations of the Commodities Futures Trading Commission, (5) the Internal Revenue Code of 1986, as amended (“Code”), (6) the investment objectives, strategies, policies, limitations and restrictions of the Fund as described in the Registration Statement, (7) the Trust’s Trust Instrument and By-Laws and (8) any written instructions of the Adviser or the Board.;

(i)            manage the assets of the Portfolio to comply with the following requirements of the Code and regulations issued thereunder: section 851(b)(2) and section 851(b)(3) (and, if applicable, section 817(h)); provided, however, that with respect to the 10% voting securities test contained in section 851(b)(3)(A)(ii), the Sub-Adviser will comply with such requirements as the Trust, the Fund or its Adviser shall furnish to the Sub-Adviser from time to time;

(j)            keep the Adviser and/or the Board informed of developments materially affecting the Fund’s portfolio;

(k)            make available to the Board, the Adviser, the Fund’s Chief Compliance Officer (“CCO”) and the Trust’s administrator, promptly upon their request, such copies of its records with respect to the Fund as may be required to assist in their compliance with applicable laws and regulations. As reasonably requested by the Board or the Adviser, the Sub-Adviser will complete periodic or special questionnaires and furnish to the Board and/or the Adviser such periodic and special reports regarding the Fund and the Sub-Adviser including, but not limited to, reports concerning transactions and performance of the Portfolio, quarterly and annual compliance reports and certifications, reports regarding compliance with the Trust’s procedures pursuant to Rules 17e-1, 17a-7, 10f-3 and 12d3-1 under the 1940 Act (as applicable), quarterly reports identifying material compliance matters and any material changes to the Sub-Adviser’s compliance program (including revisions to compliance policies and procedures), fundamental investment restrictions, procedures for opening brokerage accounts and commodity trading accounts, liquidity determinations for securities or other instruments held by the Portfolio such as, among others, securities purchased pursuant to Rule 144A and 4(2) commercial paper, compliance with the Sub-Adviser’s Code of Ethics, and such other procedures or requirements that the Adviser may reasonably request from time to time;

(l)            make available to the Board and the Adviser at reasonable times its portfolio managers and other appropriate personnel as mutually agreed by the Adviser and Sub-Adviser, either in person or, at the mutual convenience of the Board, the Adviser and the Sub-Adviser, by telephone or other electronic media, in order to review the investment policies, performance and other matters relating to the management of the Fund;

(m)            review draft reports to shareholders, registration statements or portions thereof that relate to the Portfolio or the Sub-Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis as to the accuracy of the information contained in such reports or other documents;

(n)            use no material, non-public information concerning portfolio companies that may be in its possession or the possession of any of its affiliates, nor will the Sub-Adviser seek to obtain any such information, in providing investment advice or investment management services to the Fund;

(o)            promptly notify the Trust, the Adviser and the Board in the event that the Sub-Adviser or any of its affiliates becomes aware that the Sub-Adviser: (i) is subject to a statutory disqualification that prevents the Sub-Adviser from serving as investment adviser pursuant to this Agreement; (ii) fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (iii) is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority; or (iv) is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, or governmental authority, involving the affairs of the Trust or the Adviser or their affiliates; or is involved in any pending litigation or administrative proceeding brought against the Sub-Adviser or any of its management persons. The Sub-Adviser further agrees to notify the Trust and the Adviser promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Trust’s Registration Statement, as amended and supplemented from time to time, regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect. The Sub-Adviser will promptly notify the Trust, the Adviser and the Board if its chief executive officer or any member of the portfolio management team named in the Registration Statement for the Fund changes, or if there is an actual change in control or management of the Sub-Adviser within the meaning of Rules 2a-6 and 202(a)(1)-1 under the 1940 Act and Advisers Act, respectively;

(p)            not disclose information regarding Portfolio or Fund characteristics, trading history, portfolio holdings, performance information or any other related information to any third-party, except in compliance with the Trust’s policies on disclosure of portfolio holdings;

(q)            provide the Adviser, the Trust or the Board with such information and assurances (including certifications and sub-certifications) as the Adviser, the Trust or the Board may reasonably request from time to time in order to assist the Adviser, the Trust or the Board in complying with applicable laws, rules and regulations, including requirements in connection with the preparation and/or filing of the Fund’s Form N-CSRs and Form N-Qs;

(r)            provide assistance to the Adviser, custodian or recordkeeping agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Fund for which the Adviser, custodian or recordkeeping agent seeks assistance from the Sub-Adviser or identifies for review by the Sub-Adviser. This assistance includes (but is not limited to): (i) designating and providing access to one or more employees of the Sub-Adviser who are knowledgeable about the security/issuer, its financial condition, trading and/or other relevant factors for valuation, which employees shall be available for consultation when the Board’s Valuation Committee convenes; (ii) assisting the Adviser or the custodian in obtaining bids and offers or quotes from broker/dealers or market-makers with respect to securities held by the Fund, upon the reasonable request of the Adviser or custodian; (iii) upon the request of the Adviser or the custodian, confirming pricing and providing recommendations for fair valuations; and (iv) maintaining adequate records and written backup information with respect to the securities valuation assistance provided hereunder, and providing such information to the Adviser or the Trust upon request, with such records being deemed Fund records;

(s)            not consult with any other investment sub-adviser of the Trust (if any), or with the sub-adviser to any other investment company (or separate series thereof) managed by the Adviser concerning the Fund’s transactions in securities or other assets, except for purposes of complying with the conditions of Rule 12d3-1(a) and (b) under the 1940 Act, and, to the extent that multiple sub-advisers may be engaged to provide services to the Fund, the Sub-Adviser shall be responsible for providing investment advisory services only with respect to the Portfolio allocated to the Sub-Adviser by the Adviser; and

(t)            provide the Trust and the Adviser with a copy of its Form ADV as most recently filed with the SEC, notify the Adviser on a quarterly basis of any amendments to the Sub-Adviser’s Form ADV and furnish a copy of such amendments to the Trust and the Adviser; and provide the Trust and the Adviser with a copy of its Form ADV Part 2A as updated from time to time.

The Sub-Adviser further agrees that it may perform any or all the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as it believes reasonably necessary to assist it in carrying out its obligations under this Agreement. However, the Sub-Adviser may not retain the services of any entity that would be an “investment adviser”, as that term is defined in the 1940 Act, to the Fund unless any agreement with such entity has been approved by (i) a majority of the Trust’s Board of Trustees, including a majority of the Independent Trustees, and (ii) to the extent necessary, the vote of a majority of the outstanding voting securities of the Fund.

3.	Brokerage

The Sub-Adviser may place orders pursuant to its investment determinations for the Fund directly with the issuers of the securities, or with brokers or dealers selected by the Sub-Adviser. The Sub-Adviser may, in respect of the Portfolio, open and maintain brokerage accounts of all types on behalf of and in the name of the Fund. The Sub-Adviser may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Sub-Adviser deems desirable or appropriate. In selecting brokers or dealers to execute transactions on behalf of the Fund, the Sub-Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for the Fund transaction, the Sub-Adviser will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) provided to the Fund and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. The parties hereto acknowledge that it is desirable for the Trust that the Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by broker-dealers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser may cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Sub-Adviser to the Fund in compliance with Section 28(e) of the 1934 Act. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser’s services to other clients. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder and subject to any other applicable laws and regulations, the Sub-Adviser and its affiliates are authorized to effect portfolio transactions for the Fund and to retain brokerage commissions on such transactions. The Sub-Adviser may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of securities for the Fund with orders for its other clients where: (i) such aggregation or bunching of orders is not inconsistent with the Fund’s investment objectives, policies and procedures, (ii) the allocation of the securities so purchased or sold, as well as the allocation of expenses incurred in any such transaction, shall be made by the Sub-Adviser in a manner that complies with the trade allocation policies and procedures approved by the Board and is fair and equitable in the judgment of the Sub-Adviser and is consistent with the Sub-Adviser’s fiduciary obligations to the Fund and each of its other clients.

4.	Books, Records and Regulatory Filings

(a)            The Sub-Adviser agrees to maintain and to preserve for the applicable periods any such records as are required to be maintained by the Sub-Adviser with respect to the Fund by the 1940 Act and rules adopted thereunder, and by any other applicable laws, rules and regulations. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records upon request; provided, however, that the Sub-Adviser may retain copies of such records for the applicable periods they are required by law to be retained, and thereafter shall destroy such records.

(b)            The Sub-Adviser agrees that it shall furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder that may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws, rules and regulations.

(c)            The Sub-Adviser shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act with respect to its duties as are set forth herein. The Sub-Adviser also shall make all required filings on Schedule 13D or 13G and Form 13F (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) in respect of the Portfolio as may be required of the Fund due to the activities of the Sub-Adviser. The Sub-Adviser shall be the sole filer of Form 13F with respect to the Portfolio of the Fund.

5.	Class Action Filings

The Sub-Adviser is not responsible for making any class action filings on behalf of the Trust.

6.	Standard of Care, Limitation of Liability and Indemnification

(a)            The Sub-Adviser shall exercise its best judgment in rendering the services under this Agreement. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, the Adviser or the Fund, or affiliated persons of the Adviser or the Fund (collectively, the “Adviser Indemnitees”) in connection with the matters to which this Agreement relates except a loss resulting from the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under this Agreement; provided, however, that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser Indemnitees for, and the Sub-Adviser shall indemnify and hold harmless the Adviser Indemnitees from, any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) to which any of the Adviser Indemnitees may become subject arising out of or resulting from (i) the Sub-Adviser causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund’s current Registration Statement or the most current written guidelines, policies or instruction provided in writing by the Board or the Adviser, (ii) the Sub-Adviser causing the Fund to fail to satisfy the requirements set forth in Section 2(i) hereof, (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Sub-Adviser or the Portfolio managed by the Sub-Adviser or the omission to state therein a material fact known to the Sub-Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser for use therein, or (iv) a breach of this Agreement by the Sub-Adviser. In addition, the Sub-Adviser shall indemnify and hold harmless the Trust and the Fund from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) to which either the Trust or the Fund may become subject directly arising out of or resulting from a breach of fiduciary duty by the Sub-Adviser under Section 36(b) of the 1940 Act with respect to the receipt of compensation for its services under this Agreement. The Sub-Adviser shall also indemnify and hold harmless Adviser and the Independent Trustees for any costs and expenses (including reasonable attorney’s fees) incurred in responding to a subpoena or request for information issued in connection with a Section 36(b) proceeding involving the Sub-Adviser. Notwithstanding the foregoing, nothing contained in this Agreement shall constitute a waiver or limitation of rights that the Trust or the Fund may have under federal or state securities laws.

(b)            The Sub-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument or other organizational document of the Trust and agrees that any obligations of the Trust or the Fund arising in connection with this Agreement shall be limited in all cases to the Fund and its assets, and the Sub-Adviser shall not seek satisfaction of any such obligation from any other fund of the Trust or the shareholders or any individual shareholder of the Fund. Nor shall the Sub-Adviser seek satisfaction of any such obligation from the trustees of the Trust (each, a “Trustee” and, together, the “Trustees”) or any individual Trustee or any officers.

(c)            As used in this Section 6, the term “Sub-Adviser” shall include any officers, directors, employees, independent contractors or other affiliates of the Sub-Adviser performing services with respect to the Fund.

(d)            The Adviser agrees to indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) to which the Sub-Adviser may become subject directly arising out of or resulting from, the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

7.	Compensation

The Sub-Adviser shall be compensated for the services rendered pursuant to this Agreement in accordance with the terms set forth on Schedule A attached hereto.

8.	Expenses

The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, excluding those costs of the Fund associated with brokerage activities. The Sub-Adviser shall bear all expenses and costs of the Trust (including reasonable attorney’s fees), if any, arising out of a termination or possible termination of this Agreement as a result of an assignment caused by a change of control or management of the Sub-Adviser, including the preparation and mailing of an information statement to shareholders pursuant to a “manager-of-managers” exemptive order from the SEC, or the preparation, mailing, solicitation and other costs associated with the use of a proxy statement relating to a shareholder vote in respect of a new sub-advisory agreement. The foregoing obligations of the Sub-Adviser shall apply in any circumstance in which the Adviser, in consultation with internal or outside counsel to the Trust, deems that an actual or possible assignment of this Agreement has or may occur, and determines that an information statement should be used, or a vote of shareholders should be obtained, as the case may be.

9.	Services to Other Companies or Accounts

The investment advisory services of the Sub-Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to other investment companies and clients (whether or not their investment objective and policies are similar those of the Fund) and to engage in other activities, provided that such other services and activities do not interfere with or impair the Sub-Adviser’s ability to fulfill its duties and obligations under this Agreement. If the Sub-Adviser provides any advice to its clients concerning investment in the shares of the Fund, the Sub-Adviser shall act solely for such clients in that regard and not in any way on behalf of the Adviser, the Trust or the Fund.

10.	Compliance Matters

(a)            The Sub-Adviser understands and agrees that it is a “service provider” to the Trust as contemplated by Rule 38a-1 under the 1940 Act. As such, the Sub-Adviser agrees to cooperate fully with the Adviser and the Trust and its Trustees and officers, including the Fund’s CCO, with respect to (i) any and all compliance-related matters, and (ii) the Trust’s efforts to assure that each of its service providers adopts and maintains policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as that term is defined by Rule 38a-1) by the Trust, the Adviser and the Sub-Adviser. In this regard, the Sub-Adviser shall:

(1)            submit to the Board for its consideration and approval, prior to the effective date of this Agreement, the Sub-Adviser’s compliance program, it being understood that the Sub-Adviser’s obligation under Section 2(e) of this Agreement to vote all proxies solicited by or with respect to the issuers of securities in which the assets of the Portfolio may be invested shall be subject to the fulfillment of the condition that the Board approve the Sub-Adviser’s proxy voting policies and procedures;

(2)            submit annually (and at such other times as the Trust may reasonably request) to the Fund’s CCO and the Adviser for consideration by the Board, a report discussing the adequacy and effectiveness of the Sub-Adviser’s compliance program, and fully describing any material amendments to such compliance program since the most recent such report;

(3)            provide periodic reports, certifications and information concerning the Sub-Adviser’s compliance program including, but not limited to, the following;

(i)            Quarterly Compliance Certifications, including any required attachments, no later than the tenth (10th) business day after each calendar quarter; and

(ii)          Annual Report on Code of Ethics Matters, including any required attachments, no later than the fifteenth (15th) business day of October each year.

(4)            provide the Adviser and the Trust and its Trustees and officers with reasonable access to information regarding the Sub-Adviser’s compliance program, which access shall include on-site visits with the Sub-Adviser as may be reasonably requested from time to time;

(5)            permit the Adviser and the Trust and its Trustees and officers to maintain an active working relationship with the Sub-Adviser’s compliance personnel by, among other things, providing the Adviser and the Fund’s CCO and other officers with a specified individual within the Sub-Adviser’s organization to discuss and address compliance-related matters;

(6)            provide the Adviser and its chief compliance officer and the Trust and its Trustees and officers, including the Fund’s CCO, with such certifications as may be reasonably requested; and

(7)            reasonably cooperate with any independent registered public accounting firm engaged by the Trust, ensure that all reasonably necessary information and the appropriate personnel are made available to such independent registered public accounting firm, to support the expression of the independent registered public accounting firm’s opinion, and each year provide the Adviser and such independent registered public accounting firm with a copy of the most recent SSAE 16 Report prepared by the Sub-Adviser’s independent auditors regarding the Sub-Adviser’s internal controls.

(b)            The Sub-Adviser represents, warrants and covenants that it has implemented and shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act.

11.	Duration and Termination

(a)            This Agreement shall be effective immediately as of the date set forth above and shall continue in effect for two years from its effective date with respect to the Fund, unless sooner terminated as provided herein, and shall continue year to year thereafter, provided each continuance is specifically approved at least annually by (i) the vote of a majority of the Trustees or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Trustees who are neither (A) parties to this Agreement nor (B) “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person (to the extent required by the 1940 Act) at a meeting called for the purpose of voting on such approval.

(b)            This Agreement is terminable with respect to the Fund, without penalty, on sixty (60) days’ written notice to the Sub-Adviser: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a “majority” (as defined in the 1940 Act) of the shares of the Fund or (ii) by the Adviser. This Agreement is terminable with respect to the Fund, without penalty, by the Sub-Adviser upon ninety (90) days’ written notice to the Adviser and the Trust. In addition, this Agreement will terminate with respect to the Fund in the event of the termination of the Advisory Agreement with respect to the Fund. This Agreement will be terminated automatically in the event of its “assignment” (as defined in the 1940 Act).

(c)            In the event of a termination of this Agreement for any reason with respect to the Fund, the Sub-Adviser shall reasonably cooperate with any transition manager or successor investment sub-adviser and with the Adviser in transitioning the management of the Portfolio to one or more new sub-advisers or to the Adviser, including, without limitation, providing the transition manager, at such intervals as the transition manager may request, with a list of holdings for the Portfolio and such other information as required by the transition management agreement, into which the Adviser and the transition manager will, at that time, enter. The Sub-Adviser shall deliver to Adviser all periodic compliance reports, certifications and information applicable to the period of Sub-Adviser’s services provided under this Agreement, including annual compliance reports and certifications.

(d)            Termination of this Agreement shall not affect the rights or obligations of the Adviser, the Adviser Indemnitees and the Sub-Adviser under Section 6 of this Agreement.

12.	Use of Name

(a)            The Sub-Adviser hereby consents to the use of its name and the names of its affiliates in the Fund’s disclosure documents, shareholder communications, advertising, sales literature and similar communications. The Sub-Adviser shall not use the name or any tradename, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof of the Adviser, the Trust, the Fund or any of their affiliates in its marketing materials unless it first receives prior written approval of the Trust and the Adviser.

(b)            It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name, is the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by, and in accordance with the terms of, this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

13.	Confidential Information

(a)            Each party agrees that it will treat confidentially all information provided by any other party (the “Discloser”) regarding the Discloser’s businesses and operations, including without limitation the investment activities or holdings of the Portfolio or the Fund (“Confidential Information”). All Confidential Information provided by the Discloser shall be used only by the other party hereto (the “Recipient”) solely for the purposes of rendering services pursuant to this Agreement, and shall not be disclosed to any third party, without the prior consent of the Discloser, except for a limited number of employees, attorneys, accountants and other advisers of the Recipient and its affiliates on a need-to-know basis and solely for the purposes of rendering services under this Agreement.

(b)            Confidential Information shall not include any information that: (i) is public when provided or thereafter becomes public through no wrongful act of the Recipient; (ii) is demonstrably known to the Recipient prior to execution of this Agreement; (iii) is independently developed by the Recipient through no wrongful act of the Recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the trade at the time that the Recipient learns of such information or knowledge; or (v) has been rightfully and lawfully obtained by the Recipient from any third party.

(c)            In the event that the Recipient is requested or required (by deposition, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demand or similar process), in connection with any proceeding, to disclose any of the Discloser’s Confidential Information, the Recipient will give the Discloser prompt written notice of such request or requirement to allow the Discloser an opportunity to obtain a protective order or otherwise obtain assurances that confidential treatment will be accorded to such Confidential Information. In the event that such protective order or other remedy is not obtained, disclosure shall be made of only that portion of the Confidential Information that is legally required to be disclosed. All Confidential Information disclosed as required by law shall nonetheless continue to be deemed Confidential Information.

14.	Amendment

This Agreement may be amended in writing signed by the parties to this Agreement in a manner that is in accordance with applicable laws, rules and regulations, as modified or interpreted by any applicable order, exemptive relief or interpretative release issued by the SEC.

15.	Notices

All notices hereunder shall be provided in writing, by facsimile or by email. Notices shall be deemed given if delivered in person or by messenger, certified mail with return receipt, or by a reputable overnight delivery service that provides evidence of receipt to the parties; upon receipt if sent by fax; or upon read receipt or reply if delivered by email, at the following addresses:

If to the Trust:	Fidelity Rutland Square Trust II
245 Summer Street
Boston, MA 02210
Attn.: John Hitt

If to the Adviser:	Strategic Advisers, Inc.
245 Summer Street
Boston, MA 02210
Attn.: Chief Operating Officer

With Copy to:	Strategic Advisers, Inc.
245 Summer Street
Boston, MA 02210
Attn.: Karen Benoit

Strategic Advisers, Inc.
245 Summer Street
Boston, MA 02210
Attn.: Nicholas Karafotias

If to the Sub-Adviser:	[ ]
[ ]
[ ]
[ ]

With a copy to:	[ ]
[ ]
[ ]
[ ]

16.	Miscellaneous

(a)            This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

(b)            Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

(c)            This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

(d)            This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of The Commonwealth of Massachusetts, without giving effect to the choice of laws provisions of that or any other jurisdiction. To the extent that the applicable laws of The Commonwealth of Massachusetts conflict with the applicable provisions of the 1940 Act, the latter shall control. The parties irrevocably consent to submit to the jurisdiction of any federal or state court sitting in The Commonwealth of Massachusetts.

(e)            If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)            Notwithstanding anything herein to the contrary, the Sub-Adviser shall be an independent contractor. Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Adviser, the Trust or the Fund, except to the extent expressly authorized by this Agreement.

[The remainder of this page is intentionally left blank.]

Schedule A

[Pursuant to Section 7 of the Investment Sub-Advisory Agreement (the “Agreement”) among Fidelity Rutland Square Trust II (“Trust”), on behalf of [Strategic Advisers Core Multi-Manager Fund] [Strategic Advisers Growth Multi-Manager Fund] [Strategic Advisers Value Multi-Manager Fund] (the “Fund”), Strategic Advisers, Inc. (the “Adviser”) and Geode Capital Management, (the “Sub-Adviser”), the Sub-Adviser shall be compensated for the services it performs on behalf of the Fund as follows:

1.            For purposes of calculating the fee to be paid to the Sub-Adviser under this Agreement:

“Portfolio Assets” shall mean the portion of the net assets of the Fund managed by the Sub-Adviser pursuant to the following investment strategy as agreed to by the Adviser and the Sub-Adviser in a separately negotiated investment mandate: Factor-Based (a “Strategy”).

“Aggregated Assets” for a particular Strategy shall mean the assets of all registered investment companies managed by the Adviser that are managed by the Sub-Adviser pursuant to that Strategy, including Portfolio Assets.

2            The Adviser will pay the Sub-Adviser a fee, payable monthly, based on average daily Portfolio Assets (computed in the manner set forth in the Trust’s Trust Instrument) determined as of the close of business on each business day throughout the calendar month. The Sub-Adviser’s fee shall be calculated using the effective rate applicable to Aggregated Assets managed pursuant to a specific Strategy based on the following rate schedule.

Rate -- Factor-Based

0.125% (12.5 basis points) of the first $500 million in assets

0.10% (10 basis points) of the next $500 million in assets

0.075% (7.5 basis points) on any amount in excess of $1 billion in assets

The Sub-Adviser’s fee shall be computed monthly and, within twelve business days of the end of each calendar month, the Adviser shall transmit to the Sub-Adviser the fee for the previous month. Payment shall be made in federal funds wired to a bank account designated by the Sub-Adviser. If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated on the basis of the number of business days it is so in effect for that month.

The Sub-Adviser agrees to look exclusively to the Adviser, and not to any assets of the Trust or the Fund, for the payment of the Sub-Adviser’s fees arising under this Paragraph 2.

The Sub-Adviser agrees that the fee rates paid to the Sub-Adviser pursuant to this Schedule A shall not be in excess of the fee rates at equivalent asset size charged by the Sub-Adviser to any other client with respect to a fund or account being managed by the Sub-Adviser having a substantially similar investment objective, style and strategy as the Portfolio.]

Schedule A

[Pursuant to Section 7 of the Investment Sub-Advisory Agreement (the “Agreement”) among Fidelity Rutland Square Trust II (“Trust”), on behalf of [Strategic Advisers Small-Mid Cap Multi-Manager Fund] (the “Fund”), Strategic Advisers, Inc. (the “Adviser”) and Geode Capital Management, (the “Sub-Adviser”), the Sub-Adviser shall be compensated for the services it performs on behalf of the Fund as follows:

1.            For purposes of calculating the fee to be paid to the Sub-Adviser under this Agreement:

“Portfolio Assets” shall mean the portion of the net assets of the Fund managed by the Sub-Adviser pursuant to the following investment strategy as agreed to by the Adviser and the Sub-Adviser in a separately negotiated investment mandate: SMID (a “Strategy”).

“Aggregated Assets” for a particular Strategy shall mean the assets of all registered investment companies managed by the Adviser that are managed by the Sub-Adviser pursuant to that Strategy, including Portfolio Assets.

2            The Adviser will pay the Sub-Adviser a fee, payable monthly, based on average daily Portfolio Assets (computed in the manner set forth in the Trust’s Trust Instrument) determined as of the close of business on each business day throughout the calendar month. The Sub-Adviser’s fee shall be calculated using the effective rate applicable to Aggregated Assets managed pursuant to a specific Strategy based on the following rate schedule.

Rate -- SMID

0.2125% (21.25 basis points) of the first $500 million in assets

0.20% (20 basis points) of the next $500 million in assets

0.1875% (18.75 basis points) on any amount in excess of $1 billion in assets

The Sub-Adviser’s fee shall be computed monthly and, within twelve business days of the end of each calendar month, the Adviser shall transmit to the Sub-Adviser the fee for the previous month. Payment shall be made in federal funds wired to a bank account designated by the Sub-Adviser. If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated on the basis of the number of business days it is so in effect for that month.

The Sub-Adviser agrees to look exclusively to the Adviser, and not to any assets of the Trust or the Fund, for the payment of the Sub-Adviser’s fees arising under this Paragraph 2.

The Sub-Adviser agrees that the fee rates paid to the Sub-Adviser pursuant to this Schedule A shall not be in excess of the fee rates at equivalent asset size charged by the Sub-Adviser to any other client with respect to a fund or account being managed by the Sub-Adviser having a substantially similar investment objective, style and strategy as the Portfolio.]

Schedule A

[Pursuant to Section 7 of the Investment Sub-Advisory Agreement (the “Agreement”) among Fidelity Rutland Square Trust II (“Trust”), on behalf of [Strategic Advisers International Multi-Manager Fund] (the “Fund”), Strategic Advisers, Inc. (the “Adviser”) and Geode Capital Management, (the “Sub-Adviser”), the Sub-Adviser shall be compensated for the services it performs on behalf of the Fund as follows:

1.            For purposes of calculating the fee to be paid to the Sub-Adviser under this Agreement:

“Portfolio Assets” shall mean the portion of the net assets of the Fund managed by the Sub-Adviser pursuant to the following investment strategy as agreed to by the Adviser and the Sub-Adviser in a separately negotiated investment mandate: International Factor-Based (a “Strategy”).

“Aggregated Assets” for a particular Strategy shall mean the assets of all registered investment companies managed by the Adviser that are managed by the Sub-Adviser pursuant to that Strategy, including Portfolio Assets.

2            The Adviser will pay the Sub-Adviser a fee, payable monthly, based on average daily Portfolio Assets (computed in the manner set forth in the Trust’s Trust Instrument) determined as of the close of business on each business day throughout the calendar month. The Sub-Adviser’s fee shall be calculated using the effective rate applicable to Aggregated Assets managed pursuant to a specific Strategy based on the following rate schedule.

Rate -- International Factor-Based

0.175% (17.5 basis points) of the first $500 million in assets

0.15% (15 basis points) of the next $500 million in assets

0.125% (12.5 basis points) on any amount in excess of $1 billion in assets

The Sub-Adviser’s fee shall be computed monthly and, within twelve business days of the end of each calendar month, the Adviser shall transmit to the Sub-Adviser the fee for the previous month. Payment shall be made in federal funds wired to a bank account designated by the Sub-Adviser. If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated on the basis of the number of business days it is so in effect for that month.

The Sub-Adviser agrees to look exclusively to the Adviser, and not to any assets of the Trust or the Fund, for the payment of the Sub-Adviser’s fees arising under this Paragraph 2.

The Sub-Adviser agrees that the fee rates paid to the Sub-Adviser pursuant to this Schedule A shall not be in excess of the fee rates at equivalent asset size charged by the Sub-Adviser to any other client with respect to a fund or account being managed by the Sub-Adviser having a substantially similar investment objective, style and strategy as the Portfolio.]

EXHIBIT 4

FIDELITY RUTLAND SQUARE TRUST II

Governance and Nominating Committee Charter

I. Background

The Trust and its series are referred to as the “Funds”; the Board of Trustees of the Funds is referred to as the “Board of Trustees” and their members are referred to as the “Trustees”; Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) of the Funds are referred to as the “Independent Trustees”; and committees of the Board of Trustees are referred to as “Board Committees”. The Board of Trustees, including at least a majority of the Independent Trustees, have adopted this Charter, which may from time to time be amended or supplemented by vote of Board of Trustees, including at least a majority of the Independent Trustees, upon the recommendation of the Governance and Nominating Committee.

II. Organization

This Section II describes the organization and governance functions of the Governance and Nominating Committee (the “Committee”).

A. Composition of the Committee

The Committee shall be comprised solely of Independent Trustees. If a Vice Chair of the Independent Trustees has been designated, such Vice Chair will normally serve on the Committee.

B. Chair; Functions of the Chair

The Chair of the Committee (the “Chair”) shall be an Independent Trustee and shall serve as lead Independent Trustee. The Chair shall be elected by majority vote of the Independent Trustees, and shall serve for a term of one year. A majority of the members of the Committee may designate an acting lead Independent Trustee (and thus acting Chair of the Committee) in the absence of such Chair and any Vice Chair. The Chair shall have the following responsibilities:

(1) The Chair shall preside at all meetings of the Committee and shall be responsible for preparing meeting agendas. The Vice Chair, if any, or in such Vice Chair’s absence, any designated acting or other lead Independent Trustee alternate will preside in the Committee Chair’s absence.

(2) The Chair shall serve as the principal liaison between the Independent Trustees and the Funds’ management.

(3) At meetings of the full Board of Trustees, the Chair will report on the Committee’s recommendations on applicable resolutions and on any important actions by or discussions at the Committee.

(4) The Chair may make temporary assignments of members and chairs of other Board Committees to fill vacancies or to provide for absences.

(5) The Chair will coordinate with counsel for the Funds and/or counsel to the Independent Trustees on matters requiring legal advice.

C. Meetings and Procedures of the Committee

(1) The Committee may determine its own rules of procedure, which shall be consistent with the Trust Instrument of the Trust (or other charter document of the Trust), the Bylaws of the Trust and this Charter. The Committee shall meet at least annually or more frequently as circumstances require. The Chair or a majority of the members of the Committee may call a special meeting of the Committee.

(2) A majority of the members of the Committee, present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other, shall constitute a quorum. The Committee may take action by written consent if at least the number of Trustees required for approval of such action at a meeting of Trustees consent to the action in writing and the written consents are filed with the records of meetings of the Committee, unless otherwise required by applicable law.

(3) The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate. No subcommittee shall consist of fewer than two members. The Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee or the Independent Trustees as a whole.

(4) The Committee may request that any trustees, officers or employees of the Trust or the Funds, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

(5) The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Trust and delivered to the Board of Trustees, including a description of all actions taken by the Committee.

D. Consultants; Investigations and Studies; Outside Advisors

The Committee shall have the authority to carry out its duties and responsibilities as set forth in this Charter. The Committee shall have authority to retain and terminate any third-party advisors, including authority to approve fees and other retention terms. Such advisors may include search firms to identify Independent Trustee candidates and board compensation consultants. The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Funds’ expense, such independent counsel or other advisors as it deems necessary.

E. Particular Actions of the Committee

The Committee may:

(1) Periodically review Board and Committee procedures and Committee Charters.

(2) Periodically review Trustee compensation, and recommend any changes deemed by the Committee to be appropriate

(3) Monitor corporate governance matters and make recommendations to the Board.

(4) Make recommendations on the frequency and structure of Board of Trustees meetings.

(5) Make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted.

(6) Make recommendations as to the size and members, the chair, vice chair if any, alternate presiding members and alternate members of each standing or ad hoc Board Committee. The members and the chair of each Board Committee will be as determined by majority vote of the Independent Trustees upon the recommendation of the Committee. If a Board Committee’s membership is not comprised of all of the Independent Trustees, it is anticipated that the Board Committee’s members will be designated annually, with membership periodically rotated to give Independent Trustees the opportunity to broaden their experience. Rotation will be accomplished in a manner that provides reasonable continuity of membership.

(7) Review the annual calendar of Board Committee meetings and the schedule for consideration of routine or recurring matters.

(8) Make recommendations on the requirements for, and means of, Board of Trustees orientation and training.

(9) Monitor the performance of legal counsel employed by the Funds and the Independent Trustees, and be responsible for the supervision of counsel for the Independent Trustees. The selection and oversight of fund counsel shall be the joint responsibility of the Committee and the Funds’ management. On behalf of the Independent Trustees, the Committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise.

(10) Be responsible for oversight of Independent Trustees administrative matters, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events.

(11) Monitor compliance with, act as the administrator of, and make determinations in respect of (a) the provisions of the Code of Ethics applicable to the Independent Trustees, and (b) supplemental policies adopted by the Independent Trustees in respect of personal securities transactions of Independent Trustees.

(12) Monitor the functioning of the Board Committees and make recommendations for any changes, including the creation or elimination of standing or ad hoc Board Committees.

(13) Monitor regulatory and other developments to determine whether to recommend modifications to the Committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. If the Committee’s membership is not comprised of all of the Independent Trustees, the Committee will meet with the Independent Trustees at least once a year to discuss matters relating to Fund governance.

(14) Recommend that the Board establish such special or ad hoc Board Committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Committee’s power to make such a recommendation under this Charter shall be without prejudice to the right of any other committee of the Board, or any individual trustee/director, to make such a recommendation at any time.

F. Self-Evaluation of the Board of Trustees

The Committee shall be responsible for overseeing the annual self-evaluation of the Board of Trustees. The Committee shall establish procedures to allow it to exercise this oversight function.

In conducting this oversight, the Committee shall address all matters that the Committee considers relevant to the Board of Trustees’ performance.

The Committee shall report to the Board of Trustees on the results of its evaluation, including any recommended amendments to the principles of governance, and any recommended changes to the Funds’ or the Board of Trustees’ policies, procedures and structures. This report may be written or oral.

III. Nominating Committee Function

This Section III describes the nominating committee functions of the Committee.

A. Identification of Candidates

The Committee may:

(1) Review periodically the size and composition of the Board of Trustees as a whole and recommend, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law.

(2) Periodically review the Independent Trustee’s Statement of Policy on Criteria for Selecting Independent Trustees (“Statement of Policy”), which may from time to time be revised by vote of a majority of Independent Trustees upon the recommendation of the Committee.

(3) Make nominations for the appointment or election of Independent Trustees in accordance with the Statement of Policy. The selection of Independent Trustees will be committed solely to the discretion of the Independent Trustees; persons so selected will be “disinterested” in terms of both the letter and spirit of the Investment Company Act.

(4) Make nominations for the appointment of any non-management member of any Advisory Board which the Board of Trustees shall have from time to time established. Each member of any Advisory Board shall serve at the pleasure of the Board of Trustees. Any Advisory Board shall be distinct from the Board of Trustees and shall serve such role as may be designated by the Board of Trustees, but shall have no advisory functions as to investments. In the discretion of the Board of Trustees, each Advisory Board member may be indemnified in respect of claims arising in connection with his or her services as such. Any member of an Advisory Board shall be compensated in accordance with policies in respect thereof adopted by the Board of Trustees. Service by a person on an Advisory Board shall not preclude such person’s subsequent service as a Trustee.

(5) Consider Independent Trustee candidates recommended by Fund shareholders. Any such candidates will be considered based upon the criteria applied to candidates presented to the Committee by a search firm or other sources, as set forth in the Statement of Policy. The names of such candidates should be submitted to the Chair in writing at the address maintained for communications with Independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Funds. If the Committee retains a search firm, the Chair will generally forward such submissions to the search firm for evaluation unless the Committee concludes that the credentials of such candidate are not consistent with the criteria that are to be applied by the Committee in such search.

B. Selection of Vice Chair

A Vice Chair of the Committee may be chosen in the discretion of the Independent Trustees by majority vote of the Independent Trustees. If elected, such Vice Chair shall serve such functions as may from time to time be designated by the Chair, and shall preside in such Chair’s absence.

APPENDIX A

Estimated aggregate costs for services to be provided by D.F. King to receive votes over the phone and to call and solicit votes are stated below.

Fund Name	Estimated aggregate cost for D.F. King to call and solicit votes	Estimated aggregate cost for D.F. King to receive votes over the phone

Strategic Advisers Core Multi-Manager Fund	$2,350	$600
Strategic Advisers Core Income Multi-Manager Fund	$2,350	$600
Strategic Advisers Emerging Markets Fund of Funds	$2,350	$600
Strategic Advisers Growth Multi-Manager Fund	$2,350	$600
Strategic Advisers Income Opportunities Fund of Funds	$2,350	$600
Strategic Advisers International Multi-Manager Fund	$2,350	$600
Strategic Advisers Small-Mid Cap Multi-Manager Fund	$2,350	$600
Strategic Advisers Value Multi-Manager Fund	$2,350	$600

Total	$18,800	$4,800

APPENDIX B

For each of the funds, Strategic Advisers has contractually agreed that each fund’s maximum annual management fee, as a percentage of their respective average daily net assets, will not exceed the rates in the table below.

Fund Names	Maximum Management Fee
Strategic Advisers Core Multi-Manager Fund	1.05%
Strategic Advisers Core Income Multi-Manager Fund	0.65%
Strategic Advisers Emerging Markets Fund of Funds	1.25%
Strategic Advisers Growth Multi-Manager Fund	1.00%
Strategic Advisers Income Opportunities Fund of Funds	0.80%
Strategic Advisers International Multi-Manager Fund	1.05%
Strategic Advisers Small-Mid Cap Multi-Manager Fund	1.15%
Strategic Advisers Value Multi-Manager Fund	1.00%

For each of the funds and classes below, Strategic Advisers has voluntarily agreed to reimburse the the fund or class, as applicable, to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed the rates in the table below. Voluntary arrangements may be discontinued at any time.

Current
Fund/Class Names	Expense Cap
Strategic Advisers Core Multi-Manager Fund: Class F	0.80%
Strategic Advisers Core Income Multi-Manager Fund: Class F*	0.20%
Strategic Advisers Emerging Markets Fund of Funds: Class F*	0.10%
Strategic Advisers Growth Multi-Manager Fund: Class F	0.80%
Strategic Advisers Income Opportunities Fund of Funds: Class F*	0.10%
Strategic Advisers International Multi-Manager Fund: Class F	0.90%
Strategic Advisers Small-Mid Cap Multi-Manager Fund: Class F	1.05%
Strategic Advisers Value Multi-Manager Fund: Class F	0.80%

*	Excluding sub-advisory fees.

For each of the funds and classes below, Strategic Advisers has contractually agreed to reimburse the the fund or class, as applicable, to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed the rates in the table below. These arrangements will remain in effect through the expiration dates in the table below. Strategic Advisers may not terminate these arrangements without the approval of the Board of Trustees.

	Current
Fund/Class Names	Expense Cap	Expiration Date
Strategic Advisers Core Multi-Manager Fund	0.90%	July 31, 2018
Strategic Advisers Core Multi-Manager Fund: Class L	0.90%	July 31, 2018
Strategic Advisers Core Multi-Manager Fund: Class N	1.15%	July 31, 2018
Strategic Advisers Core Income Multi-Manager Fund*	0.20%	April 30, 2018
Strategic Advisers Core Income Multi-Manager Fund: Class L*	0.20%	April 30, 2018
Strategic Advisers Core Income Multi-Manager Fund: Class N*	0.45%	April 30, 2018
Strategic Advisers Emerging Markets Fund of Funds*	0.10%	April 30, 2018
Strategic Advisers Emerging Markets Fund of Funds: Class L*	0.10%	April 30, 2018
Strategic Advisers Emerging Markets Fund of Funds: Class N*	0.35%	April 30, 2018
Strategic Advisers Growth Multi-Manager Fund	0.90%	July 31, 2018
Strategic Advisers Growth Multi-Manager Fund: Class L	0.90%	July 31, 2018
Strategic Advisers Growth Multi-Manager Fund: Class N	1.15%	July 31, 2018
Strategic Advisers Income Opportunities Fund of Funds*	0.10%	April 30, 2018
Strategic Advisers Income Opportunities Fund of Funds: Class L*	0.10%	April 30, 2018
Strategic Advisers Income Opportunities Fund of Funds: Class N*	0.35%	April 30, 2018

	Current
Fund/Class Names	Expense Cap	Expiration Date
Strategic Advisers International Multi-Manager Fund	1.00%	April 30, 2018
Strategic Advisers International Multi-Manager Fund: Class L	1.00%	April 30, 2018
Strategic Advisers International Multi-Manager Fund: Class N	1.25%	April 30, 2018
Strategic Advisers Small-Mid Cap Multi-Manager Fund	1.15%	April 30, 2018
Strategic Advisers Small-Mid Cap Multi-Manager Fund: Class L	1.15%	April 30, 2018
Strategic Advisers Small-Mid Cap Multi-Manager Fund: Class N	1.40%	April 30, 2018
Strategic Advisers Value Multi-Manager Fund	0.90%	July 31, 2018
Strategic Advisers Value Multi-Manager Fund: Class L	0.90%	July 31, 2018
Strategic Advisers Value Multi-Manager Fund: Class N	1.15%	July 31, 2018

*	Excluding sub-advisory fees.

APPENDIX C

Information regarding the number of shares of each fund and class, as applicable, issued and outstanding is provided below.

Number of
Shares
Fund/Class	as of 5/31/16
Strategic Advisers Core Multi-Manager Fund	4,320,778
Strategic Advisers Core Multi-Manager Fund: Class F	236,896
Strategic Advisers Core Multi-Manager Fund: Class L	10,064
Strategic Advisers Core Multi-Manager Fund: Class N	10,013
Strategic Advisers Core Income Multi-Manager Fund	4,038,551
Strategic Advisers Core Income Multi-Manager Fund: Class F	275,356
Strategic Advisers Core Income Multi-Manager Fund: Class L	11,004
Strategic Advisers Core Income Multi-Manager Fund: Class N	10,937
Strategic Advisers Emerging Markets Fund of Funds	1,078,880
Strategic Advisers Emerging Markets Fund of Funds: Class F	179,328
Strategic Advisers Emerging Markets Fund of Funds: Class L	13,434
Strategic Advisers Emerging Markets Fund of Funds: Class N	10,300
Strategic Advisers Growth Multi-Manager Fund	4,247,374
Strategic Advisers Growth Multi-Manager Fund: Class F	185,515
Strategic Advisers Growth Multi-Manager Fund: Class L	9,337
Strategic Advisers Growth Multi-Manager Fund: Class N	9,290
Strategic Advisers Income Opportunities Fund of Funds	593,017
Strategic Advisers Income Opportunities Fund of Funds: Class F	55,011
Strategic Advisers Income Opportunities Fund of Funds: Class L	11,036
Strategic Advisers Income Opportunities Fund of Funds: Class N	10,968
Strategic Advisers International Multi-Manager Fund	5,399,067
Strategic Advisers International Multi-Manager Fund: Class F	259,547
Strategic Advisers International Multi-Manager Fund: Class L	8,903
Strategic Advisers International Multi-Manager Fund: Class N	8,859
Strategic Advisers Small-Mid Cap Multi-Manager Fund	1,095,173
Strategic Advisers Small-Mid Cap Multi-Manager Fund: Class F	147,246
Strategic Advisers Small-Mid Cap Multi-Manager Fund: Class L	10,668
Strategic Advisers Small-Mid Cap Multi-Manager Fund: Class N	10,636
Strategic Advisers Value Multi-Manager Fund	910,238
Strategic Advisers Value Multi-Manager Fund: Class F	208,655
Strategic Advisers Value Multi-Manager Fund: Class L	8,634
Strategic Advisers Value Multi-Manager Fund: Class N	8,588

66

APPENDIX D

To the knowledge of the trust, substantial (5% or more) record and/or beneficial ownership of each fund or class on May 31, 2016 was as follows:

Fund or Class Name	Owner Name	City	State	Ownership %
STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND*	FIMM LLC	BOSTON	MA	81.19%
STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND*	FMR LLC	BOSTON	MA	9.84%
STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND: CLASS F	FIDELITY® MULTI-MANAGER 2020 FUND	BOSTON	MA	15.60%
STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND: CLASS F	FIDELITY® MULTI-MANAGER 2035 FUND	BOSTON	MA	11.70%
STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2045 FUND	BOSTON	MA	9.87%
STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND: CLASS F	FIMM LLC	BOSTON	MA	9.32%
STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2025 FUND	BOSTON	MA	8.73%
STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2050 FUND	BOSTON	MA	8.68%
STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2055 FUND	BOSTON	MA	8.38%
STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2030 FUND	BOSTON	MA	8.35%
STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2040 FUND	BOSTON	MA	5.74%
STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2015 FUND	BOSTON	MA	5.72%
STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND: CLASS L	FIMM LLC	BOSTON	MA	100%
STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND: CLASS N	FIMM LLC	BOSTON	MA	99.98%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND*	FIMM LLC	BOSTON	MA	95.70%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2020 FUND	BOSTON	MA	16.38%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2035 FUND	BOSTON	MA	12.19%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2045 FUND	BOSTON	MA	10.29%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2050 FUND	BOSTON	MA	9.04%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2025 FUND	BOSTON	MA	9.03%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2055 FUND	BOSTON	MA	8.74%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2030 FUND	BOSTON	MA	8.65%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2040 FUND	BOSTON	MA	6.00%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2015 FUND	BOSTON	MA	5.99%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS F	FIMM LLC	BOSTON	MA	5.25%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS L	FIMM LLC	BOSTON	MA	99.98%

Fund or Class Name	Owner Name	City	State	Ownership %
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS N	FIMM LLC	BOSTON	MA	100%
STRATEGIC ADVISERS GROWTH MULTI-MANAGER FUND*	FIMM LLC	BOSTON	MA	95.22%
STRATEGIC ADVISERS GROWTH MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2020 FUND	BOSTON	MA	16.21%
STRATEGIC ADVISERS GROWTH MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2035 FUND	BOSTON	MA	12.03%
STRATEGIC ADVISERS GROWTH MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2045 FUND	BOSTON	MA	10.16%
STRATEGIC ADVISERS GROWTH MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2050 FUND	BOSTON	MA	8.93%
STRATEGIC ADVISERS GROWTH MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2025 FUND	BOSTON	MA	8.87%
STRATEGIC ADVISERS GROWTH MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2055 FUND	BOSTON	MA	8.63%
STRATEGIC ADVISERS GROWTH MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2030 FUND	BOSTON	MA	8.50%
STRATEGIC ADVISERS GROWTH MULTI-MANAGER FUND: CLASS F	FIMM LLC	BOSTON	MA	6.40%
STRATEGIC ADVISERS GROWTH MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2040 FUND	BOSTON	MA	5.93%
STRATEGIC ADVISERS GROWTH MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2015 FUND	BOSTON	MA	5.92%
STRATEGIC ADVISERS GROWTH MULTI-MANAGER FUND: CLASS L	FIMM LLC	BOSTON	MA	99.97%
STRATEGIC ADVISERS GROWTH MULTI-MANAGER FUND: CLASS N	FIMM LLC	BOSTON	MA	100%
STRATEGIC ADVISERS VALUE MULTI-MANAGER FUND*	FIMM LLC	BOSTON	MA	68.20%
STRATEGIC ADVISERS VALUE MULTI-MANAGER FUND*	FMR LLC	BOSTON	MA	7.12%
STRATEGIC ADVISERS VALUE MULTI-MANAGER FUND*	GEORGETOWN UNIVERSITY	WASHINGTON	DC	7.07%
STRATEGIC ADVISERS VALUE MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2020 FUND	BOSTON	MA	16.35%
STRATEGIC ADVISERS VALUE MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2035 FUND	BOSTON	MA	12.23%
STRATEGIC ADVISERS VALUE MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2045 FUND	BOSTON	MA	10.32%
STRATEGIC ADVISERS VALUE MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2025 FUND	BOSTON	MA	9.11%
STRATEGIC ADVISERS VALUE MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2050 FUND	BOSTON	MA	9.07%
STRATEGIC ADVISERS VALUE MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2055 FUND	BOSTON	MA	8.76%
STRATEGIC ADVISERS VALUE MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2030 FUND	BOSTON	MA	8.72%
STRATEGIC ADVISERS VALUE MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2040 FUND	BOSTON	MA	6.01%
STRATEGIC ADVISERS VALUE MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2015 FUND	BOSTON	MA	5.99%
STRATEGIC ADVISERS VALUE MULTI-MANAGER FUND: CLASS F	FIMM LLC	BOSTON	MA	5.12%
STRATEGIC ADVISERS VALUE MULTI-MANAGER FUND: CLASS L	FIMM LLC	BOSTON	MA	100%

Fund or Class Name	Owner Name	City	State	Ownership %
STRATEGIC ADVISERS VALUE MULTI-MANAGER FUND: CLASS N	FIMM LLC	BOSTON	MA	99.98%
STRATEGIC ADVISERS INTERNATIONAL MULTI-MANAGER FUND*	FIMM LLC	BOSTON	MA	95.26%
STRATEGIC ADVISERS INTERNATIONAL MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2020 FUND	BOSTON	MA	16.29%
STRATEGIC ADVISERS INTERNATIONAL MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2035 FUND	BOSTON	MA	12.58%
STRATEGIC ADVISERS INTERNATIONAL MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2045 FUND	BOSTON	MA	10.61%
STRATEGIC ADVISERS INTERNATIONAL MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2050 FUND	BOSTON	MA	9.33%
STRATEGIC ADVISERS INTERNATIONAL MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2025 FUND	BOSTON	MA	9.18%
STRATEGIC ADVISERS INTERNATIONAL MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2055 FUND	BOSTON	MA	9.01%
STRATEGIC ADVISERS INTERNATIONAL MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2030 FUND	BOSTON	MA	8.90%
STRATEGIC ADVISERS INTERNATIONAL MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2040 FUND	BOSTON	MA	6.18%
STRATEGIC ADVISERS INTERNATIONAL MULTI-MANAGER FUND: CLASS F	FIDELITY MULTI-MANAGER 2015 FUND	BOSTON	MA	5.93%
STRATEGIC ADVISERS INTERNATIONAL MULTI-MANAGER FUND: CLASS L	FIMM LLC	BOSTON	MA	100%
STRATEGIC ADVISERS INTERNATIONAL MULTI-MANAGER FUND: CLASS N	FIMM LLC	BOSTON	MA	99.98%
STRATEGIC ADVISERS EMERGING MARKETS FUND OF FUNDS*	FIMM LLC	BOSTON	MA	73.22%
STRATEGIC ADVISERS EMERGING MARKETS FUND OF FUNDS*	FMR LLC	BOSTON	MA	11.77%
STRATEGIC ADVISERS EMERGING MARKETS FUND OF FUNDS: CLASS F	FIDELITY MULTI-MANAGER 2020 FUND	BOSTON	MA	17.41%
STRATEGIC ADVISERS EMERGING MARKETS FUND OF FUNDS: CLASS F	FIDELITY MULTI-MANAGER 2035 FUND	BOSTON	MA	11.14%
STRATEGIC ADVISERS EMERGING MARKETS FUND OF FUNDS: CLASS F	FIDELITY MULTI-MANAGER 2045 FUND	BOSTON	MA	9.43%
STRATEGIC ADVISERS EMERGING MARKETS FUND OF FUNDS: CLASS F	FIDELITY MULTI-MANAGER 2025 FUND	BOSTON	MA	9.40%
STRATEGIC ADVISERS EMERGING MARKETS FUND OF FUNDS: CLASS F	FIDELITY MULTI-MANAGER 2030 FUND	BOSTON	MA	8.32%
STRATEGIC ADVISERS EMERGING MARKETS FUND OF FUNDS: CLASS F	FIDELITY MULTI-MANAGER 2050 FUND	BOSTON	MA	8.27%
STRATEGIC ADVISERS EMERGING MARKETS FUND OF FUNDS: CLASS F	FIDELITY MULTI-MANAGER 2055 FUND	BOSTON	MA	7.99%
STRATEGIC ADVISERS EMERGING MARKETS FUND OF FUNDS: CLASS F	FIDELITY MULTI-MANAGER 2015 FUND	BOSTON	MA	6.68%
STRATEGIC ADVISERS EMERGING MARKETS FUND OF FUNDS: CLASS F	FIMM LLC	BOSTON	MA	5.69%
STRATEGIC ADVISERS EMERGING MARKETS FUND OF FUNDS: CLASS F	FIDELITY MULTI-MANAGER 2040 FUND	BOSTON	MA	5.47%
STRATEGIC ADVISERS EMERGING MARKETS FUND OF FUNDS: CLASS L	FIMM LLC	BOSTON	MA	77.11%
STRATEGIC ADVISERS EMERGING MARKETS FUND OF FUNDS: CLASS L	ALARD EQUIPMENT CORPORATION	WILLIAMSON	NY	22.91%
STRATEGIC ADVISERS EMERGING MARKETS FUND OF FUNDS: CLASS N	FIMM LLC	BOSTON	MA	100%

Fund or Class Name	Owner Name	City	State	Ownership %
STRATEGIC ADVISERS INCOME OPPORTUNITIES FUND OF FUNDS*	FMR LLC	BOSTON	MA	25.37%
STRATEGIC ADVISERS INCOME OPPORTUNITIES FUND OF FUNDS*	SHELL OIL COMPANY	HOUSTON	TX	22.65%
STRATEGIC ADVISERS INCOME OPPORTUNITIES FUND OF FUNDS*	UNIVERSITY OF MICHIGAN	ANN ARBOR	MI	5.16%
STRATEGIC ADVISERS INCOME OPPORTUNITIES FUND OF FUNDS: CLASS F	FIDELITY MULTI- MANAGER 2020 FUND	BOSTON	MA	21.44%
STRATEGIC ADVISERS INCOME OPPORTUNITIES FUND OF FUNDS: CLASS F	FIDELITY MULTI- MANAGER 2025 FUND	BOSTON	MA	10.44%
STRATEGIC ADVISERS INCOME OPPORTUNITIES FUND OF FUNDS: CLASS F	FIDELITY MULTI- MANAGER 2035 FUND	BOSTON	MA	9.92%
STRATEGIC ADVISERS INCOME OPPORTUNITIES FUND OF FUNDS: CLASS F	FIDELITY MULTI- MANAGER 2015 FUND	BOSTON	MA	8.73%
STRATEGIC ADVISERS INCOME OPPORTUNITIES FUND OF FUNDS: CLASS F	FIDELITY MULTI- MANAGER 2030 FUND	BOSTON	MA	8.16%
STRATEGIC ADVISERS INCOME OPPORTUNITIES FUND OF FUNDS: CLASS F	FIDELITY MULTI- MANAGER 2045 FUND	BOSTON	MA	7.86%
STRATEGIC ADVISERS INCOME OPPORTUNITIES FUND OF FUNDS: CLASS F	FIDELITY MULTI- MANAGER 2050 FUND	BOSTON	MA	7.17%
STRATEGIC ADVISERS INCOME OPPORTUNITIES FUND OF FUNDS: CLASS F	FIDELITY MULTI- MANAGER 2055 FUND	BOSTON	MA	7.04%
STRATEGIC ADVISERS INCOME OPPORTUNITIES FUND OF FUNDS: CLASS F	FIDELITY MULTI- MANAGER INCOME FUND	BOSTON	MA	5.72%
STRATEGIC ADVISERS INCOME OPPORTUNITIES FUND OF FUNDS: CLASS L	FIMM LLC	BOSTON	MA	99.98%
STRATEGIC ADVISERS INCOME OPPORTUNITIES FUND OF FUNDS: CLASS N	FIMM LLC	BOSTON	MA	99.98%
STRATEGIC ADVISERS CORE INCOME MULTI- MANAGER FUND*	FIMM LLC	BOSTON	MA	91.40%
STRATEGIC ADVISERS CORE INCOME MULTI- MANAGER FUND: CLASS F	FIDELITY MULTI- MANAGER 2020 FUND	BOSTON	MA	32.87%
STRATEGIC ADVISERS CORE INCOME MULTI- MANAGER FUND: CLASS F	FIDELITY MULTI- MANAGER INCOME FUND	BOSTON	MA	17.45%
STRATEGIC ADVISERS CORE INCOME MULTI- MANAGER FUND: CLASS F	FIDELITY MULTI- MANAGER 2015 FUND	BOSTON	MA	14.63%
STRATEGIC ADVISERS CORE INCOME MULTI- MANAGER FUND: CLASS F	FIDELITY MULTI- MANAGER 2025 FUND	BOSTON	MA	13.55%
STRATEGIC ADVISERS CORE INCOME MULTI- MANAGER FUND: CLASS F	FIDELITY MULTI- MANAGER 2010 FUND	BOSTON	MA	7.60%
STRATEGIC ADVISERS CORE INCOME MULTI- MANAGER FUND: CLASS F	FIDELITY MULTI- MANAGER 2030 FUND	BOSTON	MA	5.23%
STRATEGIC ADVISERS CORE INCOME MULTI- MANAGER FUND: CLASS L	FIMM LLC	BOSTON	MA	99.95%
STRATEGIC ADVISERS CORE INCOME MULTI- MANAGER FUND: CLASS N	FIMM LLC	BOSTON	MA	99.96%

*	The ownership information shown above is for a class of shares of the fund.

To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each class of the funds on that date.

APPENDIX E

NOMINEE LENGTH OF SERVICE WITH RESPECT TO THE TRUST

The following chart lists the lengths of service of each nominee as Trustee of the trust.

	Interested Nominees*			Independent Nominees

Fidelity Trust	Bruce T. Herring	Robert A. Lawrence	Peter C. Aldrich	Amy Butte Liebowitz	Ralph F. Cox	Mary C. Farrell	Karen Kaplan

Fidelity Rutland Square Trust II	Trustee	Advisory	Trustee	Trustee	Trustee	Trustee	Trustee
	since	Board	since	since	since	since	since
	2015	Member	2006	2011	2006	2013	2006
since
2016

*	Nominees have been determined to be “interested” by virtue of, among other things, their affiliation with a trust or various entities under common control with Strategic Advisers.

73

APPENDIX F

NUMBER OF BOARD OF TRUSTEES AND

STANDING COMMITTEE MEETINGS

The following table provides the number of meetings the Board of Trustees and each standing committee held during each fund’s last fiscal year.

FISCAL YEAR END		NUMBER OF MEETINGS

	Board of Trustees	Audit and Compliance Committee	Governance and Nominating Committee
2/29/2016A	8	5	4
5/31/2016B	8	5	4

A

Funds with fiscal year ended 2/29 include: Strategic Advisers Core Income Multi-Manager Fund; Strategic Advisers Emerging Markets Fund of Funds; Strategic Advisers Income Opportunities Fund of Funds; Strategic Advisers International Multi-Manager Fund; and Strategic Advisers Small-Mid Cap Multi-Manager Fund.

B	Funds with fiscal year ended 5/31 include: Strategic Advisers Core Multi-Manager Fund; Strategic Advisers Growth Multi-Manager Fund; and Strategic Advisers Value Multi-Manager Fund.

74

APPENDIX G

NOMINEE OWNERSHIP OF FUND SHARES

Interested Nominee and Interested Trustee
Dollar range of fund shares as of [December 31, 2015]	Bruce T. Herring	Robert A. Lawrence

Strategic Advisers Core Multi-Manager Fund	none	none

Strategic Advisers Core Income Multi-Manager Fund	none	none

Strategic Advisers Emerging Markets Fund of Funds	none	none

Strategic Advisers Growth Multi-Manager Fund	none	none

Strategic Advisers Income Opportunities Fund of Funds	none	none

Strategic Advisers International Multi-Manager Fund	none	none

Strategic Advisers Small-Mid Cap Multi-Manager Fund	none	none

Strategic Advisers Value Multi-Manager Fund	none	none

AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	none	none

Independent Nominee and Independent Trustees
Dollar range of fund shares as of [December 31, 2015]	Peter C. Aldrich	Amy Butte Liebowitz	Ralph F. Cox	Mary C. Farrell	Karen T. Kaplan

Strategic Advisers Core Multi-Manager Fund	none	none	none	none	none

Strategic Advisers Core Income Multi-Manager Fund	none	none	none	none	none

Strategic Advisers Emerging Markets Fund of Funds	none	none	none	none	none

Strategic Advisers Growth Multi-Manager Fund	none	none	none	none	none

Strategic Advisers Income Opportunities Fund of Funds	none	none	none	none	none

Strategic Advisers International Multi-Manager Fund	none	none	none	none	none

Strategic Advisers Small-Mid Cap Multi-Manager Fund	none	none	none	none	none

Strategic Advisers Value Multi-Manager Fund	none	none	none	none	none

AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

APPENDIX H

TRUSTEE COMPENSATION

The following table sets forth information describing the compensation of the nominees, each Trustee, and Member of the Advisory Board (if any) for his or her services for the fiscal year ended February 29, 2016, or May 31, 2016, or calendar year ended December 31, 2015, as applicable.

	Compensation Table[1]
AGGREGATE COMPENSATION FROM A FUND	Peter C. Aldrich	Ralph F. Cox	Mary C. Farrell	Karen T. Kaplan	Amy Butte Liebowitz

Strategic Advisers Core Multi-Manager FundA	$120	$135	$128	$119	$135

Strategic Advisers Core Income Multi-Manager FundB	$86	$97	$92	$85	$97

Strategic Advisers Emerging Markets Fund of FundsC	$23	$26	$25	$23	$26

Strategic Advisers Growth Multi-Manager FundD	$129	$145	$137	$128	$145

Strategic Advisers Income Opportunities Fund of FundsE	$14	$16	$15	$14	$16

Strategic Advisers International Multi-Manager FundF	$129	$145	$137	$127	$145

Strategic Advisers Small-Mid Cap Multi-Manager FundG	$67	$75	$71	$66	$75

Strategic Advisers Value Multi-Manager FundH	$38	$43	$41	$38	$43

TOTAL COMPENSATION FROM THE FUND COMPLEX[2]	$235,000	$265,000	$250,000	$232,500	$265,000

[1]	Bruce T. Herring, Roger T. Servison, Howard E. Cox, Jr., and Robert A. Lawrence are interested persons and are compensated by Strategic Advisers or an affiliate (including FMR).

[2]

Reflects compensation received for the calendar year ended December 31, 2015, for 18 funds of one trust. Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Mary C. Farrell, $92,500; Karen Kaplan, $185,000; and Amy Butte Liebowitz, $215,000.

A

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Mary C. Farrell, $48; Karen Kaplan, $95; and Amy Butte Liebowitz, $110.

B

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Mary C. Farrell, $34; Karen Kaplan, $68; and Amy Butte Liebowitz, $79.

C

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Mary C. Farrell, $9; Karen Kaplan, $18; and Amy Butte Liebowitz, $21.

D

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Mary C. Farrell, $52; Karen Kaplan, $103; and Amy Butte Liebowitz, $119.

E

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Mary C. Farrell, $6; Karen Kaplan, $11; and Amy Butte Liebowitz, $13.

F

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Mary C. Farrell, $51; Karen Kaplan, $102; and Amy Butte Liebowitz, $118.

G

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Mary C. Farrell, $26; Karen Kaplan, $53; and Amy Butte Liebowitz, $61.

H

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Mary C. Farrell, $15; Karen Kaplan, $30; and Amy Butte Liebowitz, $35.

APPENDIX I

List of each fund’s sub-advisers and each sub-adviser’s principal business address, the date of each sub-advisory agreement, the date each agreement was last submitted to shareholders, and the date each agreement was last approved by the Board of Trustees are provided below.

Fund / Sub-Advisers*	Principal Business Address	Contract Date	Date Last Submitted to Shareholders**	Date Last Approved by the Board of Trustees

Strategic Advisers Core Multi-Manager Fund

Alliance Bernstein L.P. (AB)	1245 Avenue of the Americas, New York, NY 10105	March 12, 2013	N/A	September 15, 2015

Aristotle Capital Management, LLC (Aristotle Capital)	11100 Santa Monica Boulevard, Suite 1700, Los Angeles, CA 92130	September 4, 2014	N/A	September 15, 2015

Brandywine Global Investment Management, LLC (Brandywine Global)	2929 Arch Street, Philadelphia, PA 19104	September 4, 2014	N/A	September 15, 2015

ClariVest Asset Management LLC (ClariVest)	3611 Valley Centre Drive, Suite 100, San Diego, CA 92130	September 4, 2014	N/A	September 15, 2015

FIAM[1]	900 Salem Street, Smithfield, RI 02917	March 5, 2015	November 15, 2011	September 15, 2015

First Eagle Investment Management, LLC (First Eagle)	1345 Avenue of the Americas, New York, NY 10105	December 1, 2015	N/A	September 15, 2015

J.P. Morgan Investment Management Inc. (JPMorgan)	270 Park Avenue, New York, NY 10017	March 5, 2015	N/A	March 5, 2015

Loomis Sayles & Company, L.P. (Loomis Sayles)	One Financial Center, Boston, MA 02111	December 2, 2014	N/A	December 2, 2014

LSV Asset Management (LSV)	155 North Wacker Drive, Suite 4600, Chicago, IL 60606	September 4, 2014	N/A	September 15, 2015

Massachusetts Financial Services Company (MFS)	111 Huntington Avenue, Boston, MA 02199	September 4, 2014	N/A	September 15, 2015

Morgan Stanley Investment Management, Inc. (MSIM)	522 Fifth Avenue, New York, NY 10032	September 4, 2014	N/A	September 15, 2015

OppenheimerFunds, Inc. (OppenheimerFunds)	225 Liberty Street, 11th Floor, New York, NY 10281-1008	December 1, 2011	N/A	September 15, 2015

Robeco Investment Management, Inc., (dba Boston Partners (BP))	One Beacon Street, 30th Floor, Boston, MA 02108	September 4, 2014	N/A	September 15, 2015

T. Rowe Price Associates, Inc. (T. Rowe Price)	100 East Pratt Street, Baltimore, MD 21202	June 3, 2010	N/A	September 15, 2015

Waddell & Reed Investment Management Company (WRIMCO)	6300 Lamar Avenue, P.O. Box 29217, Overland Park, KS 66201-9217	September 5, 2014	N/A	September 15, 2015

Fund / Sub-Advisers*	Principal Business Address	Contract Date	Date Last Submitted to Shareholders**	Date Last Approved by the Board of Trustees

Strategic Advisers Emerging Markets Fund of Funds

Acadian Asset Management LLC (Acadian)	260 Franklin Street, Boston, MA 02110	September 6, 2012	N/A	September 15, 2015

FIAM[1]	See above	September 8, 2010	April 16, 2012	March 16, 2016

M&G Investment Management Limited (M&G)	Laurence Pountney Hill, London EC4R OHH	March 5, 2015	N/A	March 5, 2015

Somerset Capital Management LLP (Somerset Capital)	110 Buckingham Palace Road, London SW1W 9SA	June 4, 2015	N/A	June 3, 2015

Strategic Advisers Growth Multi-Manager Fund

ClariVest Asset Management LLC (ClariVest)	See above	December 6, 2012	N/A	September 15, 2015

FIAM[1]	See above	March 5, 2010	November 15, 2011	September 15, 2015

Loomis Sayles & Company, L.P. (Loomis Sayles)	See above	December 2, 2014	N/A	December 2, 2014

Massachusetts Financial Services Company (MFS)	See above	September 11, 2013	N/A	September 15, 2015

Morgan Stanley Investment Management, Inc. (MSIM)	See above	December 1, 2011	N/A	September 15, 2015

Waddell & Reed Investment Management Company (WRIMCO)	See above	March 5, 2010	N/A	September 15, 2015

Strategic Advisers Income Opportunities Fund of Funds

N/A	N/A	N/A	N/A	N/A

Strategic Advisers International Multi-Manager Fund

Arrowstreet Capital, Limited Partnership (Arrowstreet)	200 Clarendon Street, 30th Floor, Boston, MA 02116	March 5, 2015	N/A	March 5, 2015

Causeway Capital Management LLC (Causeway)	11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025	December 1, 2010	N/A	September 15, 2015

FIAM[1]	See above	March 5, 2010	April 16, 2012	March 16, 2016

Massachusetts Financial Services Company (MFS)	See above	March 3, 2011	N/A	September 15, 2015

Thompson, Siegel & Walmsley LLC (TS&W)	6806 Paragon Place, Suite 300, Richmond, VA 23230	September 4, 2014	N/A	September 15, 2015

William Blair & Company, LLC (William Blair)	222 W. Adams Street, Chicago, IL 60606	March 3, 2011	N/A	September 15, 2015

			Date Last	Date Last Approved
	Principal Business		Submitted to	by the Board of
Fund / Sub-Advisers*	Address	Contract Date	Shareholders**	Trustees

Strategic Advisers Small-Mid Cap Multi-Manager Fund

Advisory Research (ARI)	Two Prudential Plaza, 180 N. Stetson Avenue, Suite 5500, Chicago, IL 60601	December 1, 2010	N/A	September 15, 2015

AllianceBernstein L.P. (AB)	See above	September 16, 2015	N/A	September 15, 2015

Arrowpoint Asset Management, LLC (Arrowpoint)	100 Fillmore Street, Suite 325, Denver, CO 80206	December 2, 2015	N/A	December 2, 2015

FIAM[1]	See above	March 5, 2010	December 19, 2011	September 15, 2015

Fisher Investments	5525 NW Fisher Creek Drive, Camas, WA 98607	September 4, 2014	N/A	September 15, 2015

Invesco Advisers, Inc. (Invesco)	1555 Peachtree, N.E., Atlanta, GA 30309	December 1, 2010	N/A	September 15, 2015

J.P. Morgan Investment Management Inc. (JPMorgan)	See above	March 3, 2016	N/A	March 2, 2016

Kennedy Capital Management, Inc. (Kennedy Capital)	10829 Olive Boulevard, Suite 100, St. Louis, MO 63141	December 6, 2012	N/A	September 15, 2015

Neuberger Berman Investment Advisers LLC (NBIA)	605 Third Avenue, New York, NY 10158	June 2, 2011	N/A	September 15, 2015

Portolan Capital Management, LLC (Portolan)	Two International Place, 26th Floor, Boston, MA 02110	March 5, 2015	N/A	March 5, 2015

RS Investment Management Co. LLC (RS Investments)	One Bush Street, Suite 900, San Francisco, CA 94104	June 7, 2013	N/A	September 15, 2015

Systematic Financial Management, L.P. (Systematic)	300 Frank W. Burr Boulevard, 7th Floor, Teaneck, NJ 07666	December 1, 2010	N/A	September 15, 2015

The Boston Company Asset Management, LLC (TBCAM)	One Boston Place, Boston, MA 02108	September 4, 2014	N/A	September 15, 2015

Strategic Advisers Value Multi-Manager Fund

Aristotle Capital Management, LLC (Aristotle Capital)	See above	December 17, 2012	N/A	September 15, 2015

Brandywine Global Investment Management, (Brandywine Global)	See above	March 5, 2010	N/A	September 15, 2015

FIAM[1]	See above	March 5, 2010	November 15, 2011	September 15, 2015

LSV Asset Management (LSV)	See above	March 5, 2010	N/A	September 15, 2015

Robeco Investment Management, Inc., (dba Boston Partners (BP))	See above	September 11, 2013	N/A	September 15, 2015

[1]	Formerly Pyramis Global Advisors, LLC.

*	Not all sub-advisers are allocated assets to manage under each sub-advisory agreement.

**	Contracts that were not submitted to shareholders for approval were approved by the Board of Trustees pursuant to the SEC Order discussed in the proxy statement.

APPENDIX J

EXPENSE EXAMPLES

The following tables describe the fees and expenses that may be incurred when you buy, hold or sell shares of each class of each of the funds. The tables of total annual operating expenses provided below compare the expenses paid by each class of each of the funds during the fiscal years ended February 29, 2016 or May 31, 2016, as applicable (restated to reflect estimated expenses for each fund’s current fiscal years ending on February 28, 2017 or May 31, 2017, as applicable) to the expenses that would be paid, during the same time period, if the Proposed Agreement(s) are approved. The “Proposed Agreement” column reflects expenses that would be incurred by shareholders if Strategic Advisers were to allocate assets under each respective Proposal based on a hypothetical maximum allocation to the proposed strategy.

As discussed in the proxy statement, because Strategic Advisers does not currently plan to allocate assets to the proposed strategy discussed in each of the Proposals, fund expense are not expected to change as a result of the approval of each of the other Proposed Agreements. The hypothetical maximum allocations are assumed for purposes of calculating the hypothetical expense examples below.

Proposal 2a Hypothetical Expense Examples.

STRATEGIC ADVISERS CORE MULTI-MANAGER FUND

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED

MAY 31, 2016 (restated)

Annual Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Strategic Advisers Core
	Multi-Manager Fund		Class L		Class N		Class F

	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
	Expenses*	Agreement	Expenses*	Agreement	Expenses*	Agreement	Expenses*	Agreement

Management Fee (fluctuates based on the fund’s allocation among underlying funds and sub-advisers)A	0.60%	0.59%	0.60%	0.59%	0.60%	0.59%	0.60%	0.59%

Distribution and/or service (12b-1) Fee	None	None	None	None	0.25%	0.25%	None	None

Other Expenses	0.63%	0.63%	0.63%	0.63%	0.62%	0.62%	0.53%	0.53%

Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

Total annual operating expenses	1.24%	1.23%	1.24%	1.23%	1.48%	1.47%	1.14%	1.13%

Fee waiver and/or expense reimbursementA	0.33%	0.32%	0.33%	0.32%	0.32%	0.31%	--	--

Total annual operating expenses after fee waiver and/or expense reimbursement	0.91%	0.91%	0.91%	0.91%	1.16%	1.16%	1.14%	1.13%

* Expenses have been restated to reflect estimated expenses for current fiscal year.

A Strategic Advisers has contractually agreed that Strategic Advisers Core Multi-Manager Fund’s maximum aggregate annual management fee will not exceed 1.05% of Strategic Advisers Core Multi-Manager Fund’s average daily net assets. In addition, Strategic Advisers has contractually agreed to reimburse Strategic Advisers Core Multi-Manager Fund (a class of shares of the fund), Class L, and Class N of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed the following rates:

Strategic Advisers Core Multi-Manager Fund	Class L	Class N	Class F

0.90%	0.90%	1.15%	--

These arrangements will remain in effect through July 31, 2018. Strategic Advisers may not terminate these arrangements without the approval of the Board of Trustees.

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

	Strategic Advisers Core
	Multi-Manager Fund		Class L		Class N		Class F

	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
	Expenses*	Agreement	Expenses*	Agreement	Expenses*	Agreement	Expenses*	Agreement

1 year	$93	$93	$93	$93	$118	$118	$116	$115

3 years	$320	$319	$320	$319	$398	$397	$362	$359

5 years	$610	$607	$610	$607	$740	$737	$628	$622

10 years	$1,435	$1,425	$1,435	$1,425	$1,707	$1,698	$1,386	$1,375

* Expenses have been restated to reflect estimated expenses for current fiscal year.

The purpose of the examples and tables above is to assist investors in understanding the various costs and expenses of investing in shares of Strategic Advisers Core Multi-Manager Fund. The examples above should not be considered as a representation of past or future expenses of Strategic Advisers Core Multi-Manager Fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

Proposal 2b Hypothetical Expense Examples.

STRATEGIC ADVISERS CORE MULTI-MANAGER FUND

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED

MAY 31, 2016 (restated)

Annual Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Strategic Advisers Core Multi-Manager Fund		Class L		Class N		Class F

	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation

Management Fee (fluctuates based on the fund’s allocation among underlying funds and sub-advisers)A	0.60%	0.63%	0.60%	0.63%	0.60%	0.63%	0.60%	0.63%

Distribution and/or service (12b-1) Fee	None	None	None	None	0.25%	0.25%	None	None

Other Expenses	0.63%	0.63%	0.63%	0.63%	0.62%	0.62%	0.53%	0.53%

Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

Total annual operating expenses	1.24%	1.27%	1.24%	1.27%	1.48%	1.51%	1.14%	1.17%

Fee waiver and/or expense reimbursementA	0.33%	0.36%	0.33%	0.36%	0.32%	0.35%	--	--

Total annual operating expenses after fee waiver and/or expense reimbursement	0.91%	0.91%	0.91%	0.91%	1.16%	1.16%	1.14%	1.17%

* Expenses have been restated to reflect estimated expenses for current fiscal year.

A Strategic Advisers has contractually agreed that Strategic Advisers Core Multi-Manager Fund’s maximum aggregate annual management fee will not exceed 1.05% of Strategic Advisers Core Multi-Manager Fund’s average daily net assets. In addition, Strategic Advisers has contractually agreed to reimburse Strategic Advisers Core Multi-Manager Fund (a class of shares of the fund), Class L, and Class N of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed the following rates:

Strategic Advisers Core Multi-Manager Fund	Class L	Class N	Class F

0.90%	0.90%	1.15%	--

These arrangements will remain in effect through July 31, 2018. Strategic Advisers may not terminate these arrangements without the approval of the Board of Trustees.

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

	Strategic Advisers Core
	Multi-Manager Fund		Class L		Class N		Class F

		Proposed		Proposed		Proposed		Proposed
		Agreement-		Agreement-		Agreement-		Agreement-
	Current	Hypothetical	Current	Hypothetical	Current	Hypothetical	Current	Hypothetical
	Expenses*	Allocation	Expenses*	Allocation	Expenses*	Allocation	Expenses*	Allocation

1 year	$93	$93	$93	$93	$118	$118	$116	$119

3 years	$320	$323	$320	$323	$398	$400	$362	$372

5 years	$610	$619	$610	$619	$740	$749	$628	$644

10 years	$1,435	$1,463	$1,435	$1,463	$1,707	$1,734	$1,386	$1,420

* Expenses have been restated to reflect estimated expenses for current fiscal year.

The purpose of the examples and tables above is to assist investors in understanding the various costs and expenses of investing in shares of Strategic Advisers Core Multi-Manager Fund. The examples above should not be considered as a representation of past or future expenses of Strategic Advisers Core Multi-Manager Fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

Proposal 2c Hypothetical Expense Examples.

STRATEGIC ADVISERS GROWTH MULTI-MANAGER FUND

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED

MAY 31, 2016 (restated)

Annual Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Strategic Advisers Growth Multi-Manager Fund		Class L		Class N		Class F

	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation

Management Fee (fluctuates based on the fund’s allocation among underlying funds and sub-advisers)A	0.50%	0.56%	0.50%	0.56%	0.50%	0.56%	0.50%	0.56%

Distribution and/or service (12b-1) Fee	None	None	None	None	0.25%	0.25%	None	None

Other Expenses	0.35%	0.35%	0.34%	0.34%	0.34%	0.34%	0.24%	0.24%

Total annual operating expenses	0.85%	0.91%	0.84%	0.90%	1.09%	1.15%	0.74%	0.80%

Fee waiver and/or expense reimbursement	0.00%	0.01%	0.00%	0.00%	0.00%	0.00%	--	--

Total annual operating expenses after fee waiver and/or expense reimbursement	0.85%	0.90%	0.84%	0.90%	1.09%	1.15%	0.74%	0.80%

* Expenses have been restated to reflect estimated expenses for current fiscal year.

A Strategic Advisers has contractually agreed that Strategic Advisers Growth Multi-Manager Fund’s maximum aggregate annual management fee will not exceed 1.00% of Strategic Advisers Growth Multi-Manager Fund’s average daily net assets. In addition, Strategic Advisers has contractually agreed to reimburse Strategic Advisers Growth Multi-Manager Fund (a class of shares of the fund), Class L, and Class N of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed the following rates:

Strategic Advisers Growth Multi-Manager Fund	Class L	Class N	Class F

0.90%	0.90%	1.15%	--

These arrangements will remain in effect through July 31, 2018. Strategic Advisers may not terminate these arrangements without the approval of the Board of Trustees.

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

	Strategic Advisers
	Growth Multi-Manager
	Fund		Class L		Class N		Class F

	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation

1 year	$87	$92	$86	$92	$111	$117	$76	$82

3 years	$271	$288	$268	$287	$347	$365	$237	$255

5 years	$471	$502	$466	$498	$601	$633	$411	$444

10 years	$1,049	$1,118	$1,037	$1,108	$1,329	$1,398	$918	$990

* Expenses have been restated to reflect estimated expenses for current fiscal year.

The purpose of the examples and tables above is to assist investors in understanding the various costs and expenses of investing in shares of Strategic Advisers Growth Multi-Manager Fund. The examples above should not be considered as a representation of past or future expenses of Strategic Advisers Growth Multi-Manager Fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

Proposal 2d Hypothetical Expense Examples.

STRATEGIC ADVISERS VALUE MULTI-MANAGER FUND

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED

MAY 31, 2016 (restated)

Annual Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Strategic Advisers Value Multi-Manager Fund		Class L		Class N		Class F

	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation

Management Fee (fluctuates based on the fund’s allocation among underlying funds and sub-advisers)A	0.52%	0.57%	0.52%	0.57%	0.52%	0.57%	0.52%	0.57%

Distribution and/or service (12b-1) Fee	None	None	None	None	0.25%	0.25%	None	None

Other Expenses	0.96%	0.96%	0.91%	0.91%	0.91%	0.91%	0.81%	0.81%

Total annual operating expenses	1.48%	1.53%	1.43%	1.48%	1.68%	1.73%	1.33%	1.38%

Fee waiver and/or expense reimbursementA	0.58%	0.63%	0.53%	0.58%	0.53%	0.58%	--	--

Total annual operating expenses after fee waiver and/or expense reimbursement	0.90%	0.90%	0.90%	0.90%	1.15%	1.15%	1.33%	1.38%

* Expenses have been restated to reflect estimated expenses for current fiscal year.

A Strategic Advisers has contractually agreed that Strategic Advisers Value Multi-Manager Fund’s maximum aggregate annual management fee will not exceed 1.00% of Strategic Advisers Value Multi-Manager Fund’s average daily net assets. In addition, Strategic Advisers has contractually agreed to reimburse Strategic Advisers Value Multi-Manager Fund (a class of shares of the fund), Class L, and Class N of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed the following rates:

Strategic Advisers Value Multi-Manager Fund	Class L	Class N	Class F

0.90%	0.90%	1.15%	--

These arrangements will remain in effect through July 31, 2018. Strategic Advisers may not terminate these arrangements without the approval of the Board of Trustees.

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

	Strategic Advisers Value
	Multi-Manager Fund		Class L		Class N		Class F

		Proposed		Proposed		Proposed		Proposed
		Agreement-		Agreement-		Agreement-		Agreement-
	Current	Hypothetical	Current	Hypothetical	Current	Hypothetical	Current	Hypothetical
	Expenses*	Allocation	Expenses*	Allocation	Expenses*	Allocation	Expenses*	Allocation

1 year	$92	$92	$92	$92	$117	$117	$135	$140

3 years	$340	$345	$336	$340	$414	$418	$421	$437

5 years	$684	$700	$668	$684	$801	$816	$729	$755

10 years	$1,656	$1,703	$1,610	$1,656	$1,887	$1,932	$1,601	$1,657

* Expenses have been restated to reflect estimated expenses for current fiscal year.

The purpose of the examples and tables above is to assist investors in understanding the various costs and expenses of investing in shares of Strategic Advisers Value Multi-Manager Fund. The examples above should not be considered as a representation of past or future expenses of Strategic Advisers Value Multi-Manager Fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

Proposal 2e Hypothetical Expense Examples.

STRATEGIC ADVISERS INTERNATIONAL MULTI-MANAGER FUND

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED

FEBRUARY 29, 2016 (restated)

Annual Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Strategic Advisers International Multi-Manager Fund		Class L		Class N		Class F

	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation

Management Fee (fluctuates based on the fund’s allocation among underlying funds and sub-advisers)A	0.66%	0.69%	0.66%	0.69%	0.66%	0.69%	0.66%	0.69%

Distribution and/or service (12b-1) Fee	None	None	None	None	0.25%	0.25%	None	None

Other Expenses	0.47%	0.47%	0.48%	0.48%	0.48%	0.48%	0.38%	0.38%

Total annual operating expenses	1.13%	1.16%	1.14%	1.17%	1.39%	1.42%	1.04%	1.07%

Fee waiver and/or expense reimbursement	0.13%	0.16%	0.14%	0.17%	0.14%	0.17%	--	--

Total annual operating expenses after fee waiver and/or expense reimbursement	1.00%	1.00%	1.00%	1.00%	1.25%	1.25%	1.04%	1.07%

* Expenses have been restated to reflect estimated expenses for current fiscal year.

A Strategic Advisers has contractually agreed that Strategic Advisers International Multi-Manager Fund’s maximum aggregate annual management fee will not exceed 1.05% of Strategic Advisers International Multi-Manager Fund’s average daily net assets. In addition, Strategic Advisers has contractually agreed to reimburse Strategic Advisers International Multi-Manager Fund (a class of shares of the fund), Class L, and Class N of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed the following rates:

Strategic Advisers International Multi-Manager Fund	Class L	Class N	Class F

1.00%	1.00%	1.25%	--

These arrangements will remain in effect through April 30, 2018. Strategic Advisers may not terminate these arrangements without the approval of the Board of Trustees.

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

	Strategic Advisers International
	Multi-Manager Fund		Class L		Class N		Class F

		Proposed		Proposed		Proposed		Proposed
		Agreement-		Agreement-		Agreement-		Agreement-
	Current	Hypothetical	Current	Hypothetical	Current	Hypothetical	Current	Hypothetical
	Expenses*	Allocation	Expenses*	Allocation	Expenses*	Allocation	Expenses*	Allocation

1 year	$102	$102	$102	$102	$127	$127	$106	$109

3 years	$330	$333	$331	$334	$409	$412	$331	$340

5 years	$594	$604	$597	$607	$731	$740	$574	$590

10 years	$1,349	$1,377	$1,358	$1,386	$1,641	$1,669	$1,271	$1,306

* Expenses have been restated to reflect estimated expenses for current fiscal year.

The purpose of the examples and tables above is to assist investors in understanding the various costs and expenses of investing in shares of Strategic Advisers International Multi-Manager Fund. The examples above should not be considered as a representation of past or future expenses of Strategic Advisers International Multi-Manager Fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

Proposal 2f Hypothetical Expense Examples.

STRATEGIC ADVISERS EMERGING MARKETS FUND OF FUNDS

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED

FEBRUARY 29, 2016 (restated)

Annual Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Strategic Advisers Emerging Markets Fund of Funds		Class L		Class N		Class F

	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation

Management Fee (fluctuates based on the fund’s allocation among underlying funds and sub-advisers)A	0.30%	0.49%	0.30%	0.49%	0.30%	0.49%	0.30%	0.49%

Distribution and/or service (12b-1) Fee	None	None	None	None	0.25%	0.25%	None	None

Other Expenses	0.85%	1.10%	0.85%	1.10%	0.85%	1.10%	0.85%	1.08%

Acquired fund fees and expenses	1.27%	1.03%	1.27%	1.03%	1.27%	1.03%	1.27%	1.03%

Total annual operating expenses	2.42%	2.62%	2.42%	2.62%	2.67%	2.87%	2.42%	2.60%

Fee waiver and/or expense reimbursementA	1.05%	1.30%	1.05%	1.30%	1.05%	1.30%	0.30%	0.30%

Total annual operating expenses after fee waiver and/or expense reimbursement	1.37%	1.32%	1.37%	1.32%	1.62%	1.57%	2.12%	2.30%

* Expenses have been restated to reflect estimated expenses for current fiscal year.

A Strategic Advisers has contractually agreed that Strategic Advisers Emerging Markets Fund of Funds’ maximum aggregate annual management fee will not exceed 1.25% of Strategic Advisers Emerging Markets Fund of Funds’ average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of the Emerging Markets Fund of Funds’ management fee in an amount equal to 0.30% of Strategic Advisers Emerging Markets Fund of Funds’ average daily net assets. In addition, Strategic Advisers has contractually agreed to reimburse Strategic Advisers Emerging Markets Fund of Funds (a class of shares of the fund), Class L, and Class N of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed the following rates:

Strategic Advisers Emerging Markets Fund of Funds	Class L	Class N	Class F

0.10%	0.10%	0.35%	--

These arrangements will remain in effect through April 30, 2018. Strategic Advisers may not terminate these arrangements without the approval of the Board of Trustees.

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

	Strategic Advisers Emerging Markets Fund of Funds		Class L		Class N		Class F

	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation

1 year	$139	$134	$139	$134	$165	$160	$215	$233

3 years	$528	$536	$528	$536	$605	$612	$690	$745

5 years	$1,076	$1,127	$1,076	$1,127	$1,204	$1,254	$1,230	$1,320

10 years	$2,575	$2,734	$2,575	$2,734	$2,827	$2,982	$2,705	$2,884

* Expenses have been restated to reflect estimated expenses for current fiscal year.

The purpose of the examples and tables above is to assist investors in understanding the various costs and expenses of investing in shares of Strategic Advisers Emerging Markets Fund of Funds. The examples above should not be considered as a representation of past or future expenses of Strategic Advisers Emerging Markets Fund of Funds. Actual expenses may vary from year to year and may be higher or lower than those shown above.

Proposal 2g Hypothetical Expense Examples.

STRATEGIC ADVISERS INCOME OPPORTUNITIES FUND OF FUNDS

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED

FEBRUARY 29, 2016 (restated)

Annual Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Strategic Advisers Income Opportunities Fund of Funds		Class L		Class N		Class F

	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation

Management Fee (fluctuates based on the fund’s allocation among underlying funds and sub-advisers)A	0.30%	0.45%	0.30%	0.45%	0.30%	0.45%	0.30%	0.45%

Distribution and/or service (12b-1) Fee	None	None	None	None	0.25%	0.25%	None	None

Other Expenses	1.36%	1.47%	1.36%	1.46%	1.36%	1.46%	1.36%	1.45%

Acquired fund fees and expenses	0.69%	0.52%	0.69%	0.52%	0.69%	0.52%	0.69%	0.52%

Total annual operating expenses	2.35%	2.44%	2.35%	2.43%	2.60%	2.68%	2.35%	2.42%

Fee waiver and/or expense reimbursementA	1.56%	1.67%	1.56%	1.66%	1.56%	1.66%	0.30%	0.30%

Total annual operating expenses after fee waiver and/or expense reimbursement	0.79%	0.77%	0.79%	0.77%	1.04%	1.02%	2.05%	2.12%

* Expenses have been restated to reflect estimated expenses for current fiscal year.

A Strategic Advisers has contractually agreed that Strategic Advisers Income Opportunities Fund of Funds’ maximum aggregate annual management fee will not exceed 0.80% of Strategic Advisers Income Opportunities Fund of Funds’ average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of Strategic Advisers Income Opportunities Fund of Funds’ management fee in an amount equal to 0.30% of Strategic Advisers Income Opportunities Fund of Funds’ average daily net assets. In addition, Strategic Advisers has contractually agreed to reimburse Strategic Advisers Income Opportunities Fund of Funds (a class of shares of the fund), Class L, and Class N of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed the following rates:

Strategic Advisers Income Opportunities Fund of Funds	Class L	Class N	Class F

0.10%	0.10%	0.35%	--

These arrangements will remain in effect through April 30, 2018. Strategic Advisers may not terminate these arrangements without the approval of the Board of Trustees.

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

	Strategic Advisers Income Opportunities Fund of Funds		Class L		Class N		Class F

	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation

1 year	$81	$79	$81	$79	$106	$104	$208	$215

3 years	$395	$399	$395	$398	$473	$475	$669	$690

5 years	$934	$958	$934	$955	$1,063	$1,084	$1,194	$1,230

10 years	$2,413	$2,486	$2,413	$2,478	$2,669	$2,733	$2,634	$2,705

* Expenses have been restated to reflect estimated expenses for current fiscal year.

The purpose of the examples and tables above is to assist investors in understanding the various costs and expenses of investing in shares of Strategic Advisers Income Opportunities Fund of Funds. The examples above should not be considered as a representation of past or future expenses of Strategic Advisers Income Opportunities Fund of Funds. Actual expenses may vary from year to year and may be higher or lower than those shown above.

Proposal 3a Hypothetical Expense Examples.

STRATEGIC ADVISERS INTERNATIONAL MULTI-MANAGER FUND

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED

FEBRUARY 29, 2016 (restated)

Annual Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Strategic Advisers International Multi-Manager Fund		Class L		Class N		Class F

	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation

Management Fee (fluctuates based on the fund’s allocation among underlying funds and sub-advisers)A	0.66%	0.71%	0.66%	0.71%	0.66%	0.71%	0.66%	0.71%

Distribution and/or service (12b-1) Fee	None	None	None	None	0.25%	0.25%	None	None

Other Expenses	0.47%	0.47%	0.48%	0.48%	0.48%	0.48%	0.38%	0.38%

Total annual operating expenses	1.13%	1.18%	1.14%	1.19%	1.39%	1.44%	1.04%	1.09%

Fee waiver and/or expense reimbursement	0.13%	0.18%	0.14%	0.19%	0.14%	0.19%	--	--

Total annual operating expenses after fee waiver and/or expense reimbursement	1.00%	1.00%	1.00%	1.00%	1.25%	1.25%	1.04%	1.09%

* Expenses have been restated to reflect estimated expenses for current fiscal year.

A Strategic Advisers has contractually agreed that Strategic Advisers International Multi-Manager Fund’s maximum aggregate annual management fee will not exceed 1.05% of Strategic Advisers International Multi-Manager Fund’s average daily net assets. In addition, Strategic Advisers has contractually agreed to reimburse Strategic Advisers International Multi-Manager Fund (a class of shares of the fund), Class L, and Class N of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed the following rates:

Strategic Advisers International Multi-Manager Fund	Class L	Class N	Class F

1.00%	1.00%	1.25%	--

These arrangements will remain in effect through April 30, 2018. Strategic Advisers may not terminate these arrangements without the approval of the Board of Trustees.

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

	Strategic Advisers International Multi-Manager Fund		Class L		Class N		Class F

	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation

1 year	$102	$102	$102	$102	$127	$127	$106	$111

3 years	$330	$335	$331	$336	$409	$414	$331	$347

5 years	$594	$610	$597	$613	$731	$746	$574	$601

10 years	$1,349	$1,396	$1,358	$1,405	$1,641	$1,687	$1,271	$1,329

* Expenses have been restated to reflect estimated expenses for current fiscal year.

The purpose of the examples and tables above is to assist investors in understanding the various costs and expenses of investing in shares of Strategic Advisers International Multi-Manager Fund. The examples above should not be considered as a representation of past or future expenses of Strategic Advisers International Multi-Manager Fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

Proposal 3b Hypothetical Expense Examples.

STRATEGIC ADVISERS EMERGING MARKETS FUND OF FUNDS

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED

FEBRUARY 29, 2016 (restated)

Annual Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Strategic Advisers
	Emerging Markets
	Fund of Funds		Class L		Class N		Class F

		Proposed		Proposed		Proposed		Proposed
		Agreement-		Agreement-		Agreement-		Agreement-
	Current	Hypothetical	Current	Hypothetical	Current	Hypothetical	Current	Hypothetical
	Expenses*	Allocation	Expenses*	Allocation	Expenses*	Allocation	Expenses*	Allocation

Management Fee (fluctuates based on the fund’s allocation among underlying funds and sub-advisers)A	0.30%	0.38%	0.30%	0.38%	0.30%	0.38%	0.30%	0.38%

Distribution and/or service (12b-1) Fee	None	None	None	None	0.25%	0.25%	None	None

Other Expenses	0.85%	1.09%	0.85%	1.09%	0.85%	1.09%	0.85%	1.08%

Acquired fund fees and expenses	1.27%	1.14%	1.27%	1.14%	1.27%	1.14%	1.27%	1.14%

Total annual operating expenses	2.42%	2.61%	2.42%	2.61%	2.67%	2.86%	2.42%	2.60%

Fee waiver and/or expense reimbursementA	1.05%	1.29%	1.05%	1.29%	1.05%	1.29%	0.30%	0.30%

Total annual operating expenses after fee waiver and/or expense reimbursement	1.37%	1.32%	1.37%	1.32%	1.62%	1.57%	2.12%	2.30%

* Expenses have been restated to reflect estimated expenses for current fiscal year.

A Strategic Advisers has contractually agreed that Strategic Advisers Emerging Markets Fund of Funds’ maximum aggregate annual management fee will not exceed 1.25% of Strategic Advisers Emerging Markets Fund of Funds’ average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of the Emerging Markets Fund of Funds’ management fee in an amount equal to 0.30% of Strategic Advisers Emerging Markets Fund of Funds’ average daily net assets. In addition, Strategic Advisers has contractually agreed to reimburse Strategic Advisers Emerging Markets Fund of Funds (a class of shares of the fund), Class L, and Class N of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed the following rates:

Strategic Advisers
Emerging Markets
Fund of Funds	Class L	Class N	Class F

0.10%	0.10%	0.35%	--

These arrangements will remain in effect through April 30, 2018. Strategic Advisers may not terminate these arrangements without the approval of the Board of Trustees.

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

	Strategic Advisers Emerging Markets Fund of Funds		Class L		Class N		Class F

	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation

1 year	$139	$134	$139	$134	$165	$160	$215	$233

3 years	$528	$535	$528	$535	$605	$611	$690	$745

5 years	$1,076	$1,124	$1,076	$1,124	$1,204	$1,251	$1,230	$1,320

10 years	$2,575	$2,726	$2,575	$2,726	$2,827	$2,974	$2,705	$2,884

* Expenses have been restated to reflect estimated expenses for current fiscal year.

The purpose of the examples and tables above is to assist investors in understanding the various costs and expenses of investing in shares of Strategic Advisers Emerging Markets Fund of Funds. The examples above should not be considered as a representation of past or future expenses of Strategic Advisers Emerging Markets Fund of Funds. Actual expenses may vary from year to year and may be higher or lower than those shown above.

Proposal 4a Hypothetical Expense Examples.

STRATEGIC ADVISERS CORE MULTI-MANAGER FUND

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED

MAY 31, 2016 (restated)

Annual Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Strategic Advisers Core
	Multi-Manager Fund		Class L		Class N		Class F

		Proposed		Proposed		Proposed		Proposed
		Agreement-		Agreement-		Agreement-		Agreement-
	Current	Hypothetical	Current	Hypothetical	Current	Hypothetical	Current	Hypothetical
	Expenses*	Allocation	Expenses*	Allocation	Expenses*	Allocation	Expenses*	Allocation

Management Fee (fluctuates based on the fund’s allocation among underlying funds and sub-advisers)A	0.60%	0.54%	0.60%	0.54%	0.60%	0.54%	0.60%	0.54%

Distribution and/or service (12b-1) Fee	None	None	None	None	0.25%	0.25%	None	None

Other Expenses	0.63%	0.63%	0.63%	0.63%	0.62%	0.62%	0.53%	0.53%

Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

Total annual operating expenses	1.24%	1.18%	1.24%	1.18%	1.48%	1.42%	1.14%	1.08%

Fee waiver and/or expense reimbursementA	0.33%	0.27%	0.33%	0.27%	0.32%	0.26%	--	--

Total annual operating expenses after fee waiver and/or expense reimbursement	0.91%	0.91%	0.91%	0.91%	1.16%	1.16%	1.14%	1.08%

* Expenses have been restated to reflect estimated expenses for current fiscal year.

A Strategic Advisers has contractually agreed that Strategic Advisers Core Multi-Manager Fund’s maximum aggregate annual management fee will not exceed 1.05% of Strategic Advisers Core Multi-Manager Fund’s average daily net assets. In addition, Strategic Advisers has contractually agreed to reimburse Strategic Advisers Core Multi-Manager Fund (a class of shares of the fund), Class L, and Class N of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed the following rates:

Strategic Advisers
Core Multi-Manager
Fund	Class L	Class N	Class F

0.90%	0.90%	1.15%	--

These arrangements will remain in effect through July 31, 2018. Strategic Advisers may not terminate these arrangements without the approval of the Board of Trustees.

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

	Strategic Advisers Core Multi-Manager Fund		Class L		Class N		Class F

	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation

1 year	$93	$93	$93	$93	$118	$118	$116	$110

3 years	$320	$315	$320	$315	$398	$392	$362	$343

5 years	$610	$591	$610	$591	$740	$721	$628	$595

10 years	$1,435	$1,378	$1,435	$1,378	$1,707	$1,652	$1,386	$1,317

* Expenses have been restated to reflect estimated expenses for current fiscal year.

The purpose of the examples and tables above is to assist investors in understanding the various costs and expenses of investing in shares of Strategic Advisers Core Multi-Manager Fund. The examples above should not be considered as a representation of past or future expenses of Strategic Advisers Core Multi-Manager Fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

Proposal 4b Hypothetical Expense Examples.

STRATEGIC ADVISERS GROWTH MULTI-MANAGER FUND

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED

MAY 31, 2016 (restated)

Annual Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Strategic Advisers Growth Multi-Manager Fund		Class L		Class N		Class F

	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation

Management Fee (fluctuates based on the fund’s allocation among underlying funds and sub-advisers)A	0.50%	0.47%	0.50%	0.47%	0.50%	0.47%	0.50%	0.47%

Distribution and/or service (12b-1) Fee	None	None	None	None	0.25%	0.25%	None	None

Other Expenses	0.35%	0.35%	0.34%	0.34%	0.34%	0.34%	0.24%	0.24%

Total annual operating expenses	0.85%	0.82%	0.84%	0.81%	1.09%	1.06%	0.74%	0.71%

Fee waiver and/or expense reimbursement	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	--	--

Total annual operating expenses after fee waiver and/or expense reimbursement	0.85%	0.82%	0.84%	0.81%	1.09%	1.06%	0.74%	0.71%

* Expenses have been restated to reflect estimated expenses for current fiscal year.

A Strategic Advisers has contractually agreed that Strategic Advisers Growth Multi-Manager Fund’s maximum aggregate annual management fee will not exceed 1.00% of Strategic Advisers Growth Multi-Manager Fund’s average daily net assets. In addition, Strategic Advisers has contractually agreed to reimburse Strategic Advisers Growth Multi-Manager Fund (a class of shares of the fund), Class L, and Class N of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed the following rates:

Strategic Advisers Growth Multi-Manager Fund	Class L	Class N	Class F

0.90%	0.90%	1.15%	--

These arrangements will remain in effect through July 31, 2018. Strategic Advisers may not terminate these arrangements without the approval of the Board of Trustees.

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

	Strategic Advisers Growth Multi-Manager Fund		Class L		Class N		Class F

	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation

1 year	$87	$84	$86	$83	$111	$108	$76	$73

3 years	$271	$262	$268	$259	$347	$337	$237	$227

5 years	$471	$455	$466	$450	$601	$585	$411	$395

10 years	$1,049	$1,014	$1,037	$1,002	$1,329	$1,294	$918	$883

* Expenses have been restated to reflect estimated expenses for current fiscal year.

The purpose of the examples and tables above is to assist investors in understanding the various costs and expenses of investing in shares of Strategic Advisers Growth Multi-Manager Fund. The examples above should not be considered as a representation of past or future expenses of Strategic Advisers Growth Multi-Manager Fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

Proposal 4c Hypothetical Expense Examples.

STRATEGIC ADVISERS VALUE MULTI-MANAGER FUND

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED

MAY 31, 2016 (restated)

Annual Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Strategic Advisers Value Multi-Manager Fund		Class L		Class N		Class F

	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation

Management Fee (fluctuates based on the fund’s allocation among underlying funds and sub-advisers)A	0.52%	0.49%	0.52%	0.49%	0.52%	0.49%	0.52%	0.49%

Distribution and/or service (12b-1) Fee	None	None	None	None	0.25%	0.25%	None	None

Other Expenses	0.96%	0.96%	0.91%	0.91%	0.91%	0.91%	0.81%	0.81%

Total annual operating expenses	1.48%	1.45%	1.43%	1.40%	1.68%	1.65%	1.33%	1.30%

Fee waiver and/or expense reimbursementA	0.58%	0.55%	0.53%	0.50%	0.53%	0.50%	--	--

Total annual operating expenses after fee waiver and/or expense reimbursement	0.90%	0.90%	0.90%	0.90%	1.15%	1.15%	1.33%	1.30%

* Expenses have been restated to reflect estimated expenses for current fiscal year.

A Strategic Advisers has contractually agreed that Strategic Advisers Value Multi-Manager Fund’s maximum aggregate annual management fee will not exceed 1.00% of Strategic Advisers Value Multi-Manager Fund’s average daily net assets. In addition, Strategic Advisers has contractually agreed to reimburse Strategic Advisers Value Multi-Manager Fund (a class of shares of the fund), Class L, and Class N of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed the following rates:

Strategic Advisers Value Multi-Manager Fund	Class L	Class N	Class F

0.90%	0.90%	1.15%	--

These arrangements will remain in effect through July 31, 2018. Strategic Advisers may not terminate these arrangements without the approval of the Board of Trustees.

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

	Strategic Advisers Value Multi-Manager Fund		Class L		Class N		Class F

	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation

1 year	$92	$92	$92	$92	$117	$117	$135	$132

3 years	$340	$337	$336	$333	$414	$411	$421	$412

5 years	$684	$675	$668	$659	$801	$791	$729	$713

10 years	$1,656	$1,629	$1,610	$1,582	$1,887	$1,860	$1,601	$1,568

* Expenses have been restated to reflect estimated expenses for current fiscal year.

The purpose of the examples and tables above is to assist investors in understanding the various costs and expenses of investing in shares of Strategic Advisers Value Multi-Manager Fund. The examples above should not be considered as a representation of past or future expenses of Strategic Advisers Value Multi-Manager Fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

Proposal 4d Hypothetical Expense Examples.

STRATEGIC ADVISERS SMALL-MID CAP MULTI-MANAGER FUND

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED

FEBRUARY 29, 2016 (restated)

Annual Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Strategic Advisers Small-Mid Cap Multi-Manager Fund		Class L		Class N		Class F

	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation

Management Fee (fluctuates based on the fund’s allocation among underlying funds and sub-advisers)A	0.76%	0.69%	0.76%	0.69%	0.76%	0.69%	0.76%	0.69%

Distribution and/or service (12b-1) Fee	None	None	None	None	0.25%	0.25%	None	None

Other Expenses	1.52%	1.52%	1.50%	1.50%	1.50%	1.50%	1.40%	1.40%

Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

Total annual operating expenses	2.29%	2.22%	2.27%	2.20%	2.52%	2.45%	2.17%	2.10%

Fee waiver and/or expense reimbursement	1.13%	1.06%	1.11%	1.04%	1.11%	1.04%	--	--

Total annual operating expenses after fee waiver and/or expense reimbursement	1.16%	1.16%	1.16%	1.16%	1.41%	1.41%	2.17%	2.10%

* Expenses have been restated to reflect estimated expenses for current fiscal year.

A Strategic Advisers has contractually agreed that Strategic Advisers Small-Mid Cap Multi-Manager Fund’s maximum aggregate annual management fee will not exceed 1.15% of Strategic Advisers Small-Mid Cap Multi-Manager Fund’s average daily net assets. In addition, Strategic Advisers has contractually agreed to reimburse Strategic Advisers Small-Mid Cap Multi-Manager Fund (a class of shares of the fund), Class L, and Class N of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed the following rates:

Strategic Advisers Small-Mid Cap Multi-Manager Fund	Class L	Class N	Class F

1.15%	1.15%	1.40%	--

These arrangements will remain in effect through April 30, 2018. Strategic Advisers may not terminate these arrangements without the approval of the Board of Trustees.

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

	Strategic Advisers Small-Mid Cap Multi-Manager Fund		Class L		Class N		Class F

	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation

1 year	$118	$118	$118	$118	$144	$144	$220	$213

3 years	$471	$465	$469	$463	$546	$540	$679	$658

5 years	$993	$971	$987	$965	$1,115	$1,094	$1,164	$1,129

10 years	$2,427	$2,367	$2,410	$2,349	$2,666	$2,607	$2,503	$2,431

* Expenses have been restated to reflect estimated expenses for current fiscal year.

The purpose of the examples and tables above is to assist investors in understanding the various costs and expenses of investing in shares of Strategic Advisers Small-Mid Cap Multi-Manager Fund. The examples above should not be considered as a representation of past or future expenses of Strategic Advisers Small-Mid Cap Multi-Manager Fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

Proposal 4e Hypothetical Expense Examples.

STRATEGIC ADVISERS INTERNATIONAL MULTI-MANAGER FUND

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED

FEBRUARY 29, 2016 (restated)

Annual Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Strategic Advisers International Multi-Manager Fund		Class L		Class N		Class F

	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation

Management Fee (fluctuates based on the fund’s allocation among underlying funds and sub-advisers)A	0.66%	0.61%	0.66%	0.61%	0.66%	0.61%	0.66%	0.61%

Distribution and/or service (12b-1) Fee	None	None	None	None	0.25%	0.25%	None	None

Other Expenses	0.47%	0.47%	0.48%	0.48%	0.48%	0.48%	0.38%	0.38%

Total annual operating expenses	1.13%	1.08%	1.14%	1.09%	1.39%	1.34%	1.04%	0.99%

Fee waiver and/or expense reimbursement	0.13%	0.08%	0.14%	0.09%	0.14%	0.09%	--	--

Total annual operating expenses after fee waiver and/or expense reimbursement	1.00%	1.00%	1.00%	1.00%	1.25%	1.25%	1.04%	0.99%

* Expenses have been restated to reflect estimated expenses for current fiscal year.

A Strategic Advisers has contractually agreed that Strategic Advisers International Multi-Manager Fund’s maximum aggregate annual management fee will not exceed 1.05% of Strategic Advisers International Multi-Manager Fund’s average daily net assets. In addition, Strategic Advisers has contractually agreed to reimburse Strategic Advisers International Multi-Manager Fund (a class of shares of the fund), Class L, and Class N of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed the following rates:

Strategic Advisers International Multi-Manager Fund	Class L	Class N	Class F

1.00%	1.00%	1.25%	--

These arrangements will remain in effect through April 30, 2018. Strategic Advisers may not terminate these arrangements without the approval of the Board of Trustees.

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

	Strategic Advisers International Multi-Manager Fund		Class L		Class N		Class F

	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation	Current Expenses*	Proposed Agreement- Hypothetical Allocation

1 year	$102	$102	$102	$102	$127	$127	$106	$101

3 years	$330	$326	$331	$327	$409	$405	$331	$315

5 years	$594	$578	$597	$581	$731	$715	$574	$547

10 years	$1,349	$1,301	$1,358	$1,311	$1,641	$1,595	$1,271	$1,213

* Expenses have been restated to reflect estimated expenses for current fiscal year.

The purpose of the examples and tables above is to assist investors in understanding the various costs and expenses of investing in shares of Strategic Advisers International Multi-Manager Fund. The examples above should not be considered as a representation of past or future expenses of Strategic Advisers International Multi-Manager Fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

APPENDIX K

OTHER REGISTERED FUNDS ADVISED BY FIAM

FIAM serves as investment adviser or sub-adviser to the following other investment companies with similar investment objectives as the investment strategy FIAM would utilize on behalf of the funds in Proposals 2b-2d (Large Cap Core strategy).

Client	Fee Schedule	Assets

Client A	0.33% (33 basis points) on the first $350M	$120.7 M
	0.32% (32 basis points) on the next $150M	(as of 6/30/16)
0.31% (31 basis points) on assets over $500M

FIAM does not currently serve as investment adviser or sub-adviser for any other investment companies within the other strategies proposed on behalf of the funds in Proposals 2a and 2e-2g.

APPENDIX L

BOARD APPROVAL OF PROPOSED AGREEMENTS

The factors the Board considered in approving the proposed agreements with each of FIAM, FIA, FIA (UK), and Geode.

Board Approval of Proposed Agreements with FIAM.

On June 7, 2016, the Board of Trustees, including the Independent Trustees voted at an in-person meeting to approve new investment sub-advisory agreements with FIAM (the Proposed Agreements) subject to shareholder approval.

The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, considered a broad range of information it believed relevant to the approval of each Proposed Agreement.

In considering whether to approve each Proposed Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees’ counsel and through the exercise of its business judgment, that the approval of each Proposed Agreement is in the best interests of each fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under each Proposed Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which each fund may invest. The Board’s decision to approve each Proposed Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided. The Board noted that it is familiar with the nature, extent and quality of services provided by FIAM from its oversight of FIAM on behalf of other existing strategies for each fund pursuant to existing sub-advisory agreements between Strategic Advisers and FIAM (Existing Agreement), except Strategic Advisers Income Opportunities Fund of Funds, and as sub-adviser for other funds under the Board’s supervision. The Board considered that although the new strategy will not utilize the same investment personnel as the existing strategies approved by the Board under the Existing Agreements, the same support staff, including compliance personnel, that currently provides services to the funds will also provide services under each Proposed Agreement. The Board considered the backgrounds of the investment personnel that will provide services to each fund under each Proposed Agreement, and also took into consideration the fund’s investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of FIAM’s portfolio manager compensation program with respect to the investment personnel that will provide services under each Proposed Agreement and whether this structure provides appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the investment staff that will provide services to each fund under each Proposed Agreement and its use of technology. The Board noted that FIAM will utilize a different strategy to provide services to each fund under each Proposed Agreement than the strategies approved under the Current Agreements and reviewed the general qualifications and capabilities of the investment staff that will provide services to each fund under each Proposed Agreement and its use of technology. The Board noted that FIAM’s analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered FIAM’s trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by FIAM under each Proposed Agreement and (ii) the resources to be devoted to each fund’s compliance policies and procedures.

Investment Performance. The Board also considered the historical investment performance of FIAM and the portfolio managers in managing accounts under similar strategies.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to each fund under each Proposed Agreement should benefit the relevant fund’s shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing each Proposed Agreement, the Board considered the amount and nature of fees to be paid by each fund to the fund’s investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to FIAM under each Proposed Agreement. Because Strategic Advisers will not allocate assets to FIAM at this time, the Board considered the hypothetical impact on the fund’s management fee rate and total expenses if Strategic Advisers were to allocate assets to FIAM in the future.

Strategic Advisers Core Multi-Manager Fund: The Board noted that the fund’s contractual maximum aggregate annual management fee rate may not exceed 1.05% of the fund’s average daily net assets and that the approval of each Proposed Agreement will not result in a change to the contractual maximum aggregate annual management fee payable by the fund or Strategic Advisers’ portion of the management fee. The Board also considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 0.90%, 0.90% and 1.15%, respectively, through July 31, 2018. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 0.80% of the class’s average net assets and that such arrangement may be terminated by Strategic Advisers at any time. The Board also considered that after approval of the Proposed Agreement, the fund’s management fee rate and the expense ratio of each class of the fund are expected to maintain the same relationships to the competitive peer group median data provided in the June 2016 management contract renewal materials, after taking into account the lower expense reimbursement arrangements agreed to by Strategic Advisers with respect to the fund, as reflected above.

Strategic Advisers Growth Multi-Manager Fund: The Board noted that the fund’s contractual maximum aggregate annual management fee rate may not exceed 1.00% of the fund’s average daily net assets and that the approval of the Proposed Agreement will not result in a change to the contractual maximum aggregate annual management fee payable by the fund or Strategic Advisers’ portion of the management fee. The Board also considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 0.90%, 0.90% and 1.15%, respectively, through July 31, 2018. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 0.80% of the class’s average net assets and that such arrangement may be terminated by Strategic Advisers at any time. The Board also considered that after approval of the Proposed Agreement, the fund’s management fee rate and the expense ratio of each class of the fund are expected to maintain the same relationships to the competitive peer group median data provided in the June 2016 management contract renewal materials, after taking into account the lower expense reimbursement arrangements agreed to by Strategic Advisers with respect to the fund, as reflected above.

Strategic Advisers Value Multi-Manager Fund: The Board noted that the fund’s contractual maximum aggregate annual management fee rate may not exceed 1.00% of the fund’s average daily net assets and that the approval of the Proposed Agreement will not result in a change to the contractual maximum aggregate annual management fee payable by the fund or Strategic Advisers’ portion of the management fee. The Board also considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 0.90%, 0.90% and 1.15%, respectively, through July 31, 2018. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 0.80% of the class’s average net assets and that such arrangement may be terminated by Strategic Advisers at any time. The Board also considered that after approval of the Proposed Agreement, the fund’s management fee rate and the expense ratio of each class of the fund are expected to maintain the same relationships to the competitive peer group median data provided in the June 2016 management contract renewal materials, after taking into account the lower expense reimbursement arrangements agreed to by Strategic Advisers with respect to the fund, as reflected above.

Strategic Advisers International Multi-Manager Fund: The Board noted that the fund’s contractual maximum aggregate annual management fee rate may not exceed 1.05% of the fund’s average daily net assets and that the approval of the Proposed Agreement will not result in a change to the contractual maximum aggregate annual management fee payable by the fund or Strategic Advisers’ portion of the management fee. The Board also considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 1.00%, 1.00% and 1.25%, respectively, through April 30, 2018. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 0.90% of the class’s average net assets and that such arrangement may be terminated by Strategic Advisers at any time. The Board also considered that after approval of the Proposed Agreement, the fund’s management fee rate and the expense ratio of each class of the fund are expected to maintain the same relationships to the competitive peer group median data provided in the June 2016 management contract renewal materials, after taking into account the lower expense reimbursement arrangements agreed to by Strategic Advisers with respect to the fund, as reflected above.

Strategic Advisers Emerging Markets Fund of Funds: The Board noted that the fund’s contractual maximum aggregate annual management fee rate may not exceed 1.25% of the fund’s average daily net assets and that the approval of the Proposed Agreement will not result in a change to the contractual maximum aggregate annual management fee payable by the fund, Strategic Advisers’ contractual management fee waiver for the fund or Strategic Advisers’ portion of the management fee. The Board also considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, sub-advisory fees, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 0.10%, 0.10% and 0.35%, respectively, through April 30, 2018. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, sub-advisory fees, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 0.10% of the class’s average net assets and that such arrangement may be terminated by Strategic Advisers at any time. The Board also considered that after approval of the Proposed Agreement, based on hypothetical allocations to FIAM, the fund’s management fee rate is expected to rank above median before Strategic Advisers’ management fee waiver discussed above, and below median, net of waiver. The Board noted that the expense ratio of each class of the fund is expected to maintain the same relationships to the competitive peer group median data provided in the June 2016 management contract renewal materials.

Strategic Advisers Income Opportunities Fund of Funds: The Board noted that the fund’s contractual maximum aggregate annual management fee rate may not exceed 0.80% of the fund’s average daily net assets and that the approval of the Proposed Agreement will not result in a change to the contractual maximum aggregate annual management fee payable by the fund, Strategic Advisers’ contractual management fee waiver for the fund or Strategic Advisers’ portion of the management fee. The Board also considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, sub-advisory fees, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 0.10%, 0.10% and 0.35%, respectively, through April 30, 2018. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, sub-advisory fees, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 0.10% of the class’s average net assets and that such arrangement may be terminated by Strategic Advisers at any time. The Board also considered that after approval of the Proposed Agreement, based on hypothetical allocations to FIAM, the fund’s management fee rate is expected to rank above median before Strategic Advisers’ management fee waiver discussed above, and below median, net of waiver. The Board noted that the expense ratio of each class of the fund is expected to maintain the same relationships to the competitive peer group median data provided in the June 2016 management contract renewal materials.

Based on its review, the Board concluded that each fund’s management fee structure will continue to bear a reasonable relationship to the services that each fund and its shareholders will receive and the other factors considered.

Because each Proposed Agreement was negotiated at arm’s length and will have no impact on the contractual maximum management fees payable by each fund or Strategic Advisers’ portion of the management fee, the Board did not consider the costs of services and profitability of the relationship with each fund to Strategic Advisers to be significant factors in its decision to approve each Proposed Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with each fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of each fund’s advisory agreement with Strategic Advisers. With respect to each Proposed Agreement, the Board considered management’s representation that it does not anticipate that the hiring of FIAM will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of each fund during its annual renewal of each fund’s advisory agreement with Strategic Advisers and each fund’s sub-advisory agreements. The Board noted that the Proposed Agreements with respect to three of the new strategies provides for breakpoints that have the potential to reduce sub-advisory fees paid to FIAM as assets allocated to FIAM grow. With respect to the other strategy, the Board noted that although the fee schedule does not include breakpoints, the fee schedule is the lowest fee schedule offered by FIAM for the strategy.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that each Proposed Agreement’s fee structure bears a reasonable relationship to the services to be rendered to each respective fund and that each Proposed Agreement should be approved because the agreement is in the best interests of each respective fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which a fund may invest. In addition, the Board concluded that the approval of each Proposed Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Board Approval of Proposed Agreements with FIA and FIA (UK).

On June 7, 2016, the Board of Trustees, including the Independent Trustees voted at an in-person meeting to approve a new investment advisory agreement with FIA for each fund, and through FIA, a sub-subadvisory agreement with FIA (UK) (the Proposed Agreements), each subject to shareholder approval.

The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, considered a broad range of information it believed relevant to the approval of each Proposed Agreement.

In considering whether to approve each Proposed Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees’ counsel and through the exercise of its business judgment, that the approval of each Proposed Agreement is in the best interests of each relevant fund and its shareholders and that the approval of each such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under each Proposed Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which each fund may invest. The Board’s decision to approve each Proposed Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided. The Board considered the backgrounds of the investment personnel that will provide services to each fund, and also took into consideration each fund’s investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of FIA’s portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of FIA’s and FIA (UK)’s investment staff, its use of technology, and their approach to managing and compensating investment personnel. The Board noted that FIA’s and FIA (UK)’s analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered FIA’s and FIA (UK)’s trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by FIA and FIA (UK) under each Proposed Agreement and (ii) the resources to be devoted to the funds’ compliance policies and procedures.

Investment Performance. The Board also considered the historical investment performance of FIA and the portfolio managers in managing accounts under a similar strategy.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to each fund under each Proposed Agreement should benefit the relevant fund’s shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing each Proposed Agreement, the Board considered the amount and nature of fees to be paid by each fund to the fund’s investment adviser, Strategic Advisers, and the amount and nature of fees to be paid by Strategic Advisers to FIA under the Sub-Advisory Agreement. The Board noted that FIA will compensate FIA (UK) pursuant to the terms of the sub-subadvisory agreement between FIA and FIA (UK) and that each fund and Strategic Advisers are not responsible for any such fees or expenses. Because Strategic Advisers will not allocate assets to FIA at this time, the Board considered the hypothetical impact on the fund’s management fee rate and total expenses if Strategic Advisers were to allocate assets to FIA in the future.

Strategic Advisers International Multi-Manager Fund: The Board noted that the fund’s contractual maximum aggregate annual management fee rate may not exceed 1.05% of the fund’s average daily net assets and that the approval of the Proposed Agreement will not result in a change to the contractual maximum aggregate annual management fee payable by the fund or Strategic Advisers’ portion of the management fee. The Board also considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 1.00%, 1.00% and 1.25%, respectively, through April 30, 2018. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 0.90% of the class’s average net assets and that such arrangement may be terminated by Strategic Advisers at any time. The Board also considered that after approval of the Proposed Agreement, the fund’s management fee rate and the expense ratio of each class of the fund are expected to maintain the same relationships to the competitive peer group median data provided in the June 2016 management contract renewal materials, after taking into account lower expense reimbursement arrangements agreed to by Strategic Advisers with respect to the fund, as reflected above.

Strategic Advisers Emerging Markets Fund of Funds: The Board noted that the fund’s contractual maximum aggregate annual management fee rate may not exceed 1.25% of the fund’s average daily net assets and that the approval of the Proposed Agreement will not result in a change to the contractual maximum aggregate annual management fee payable by the fund, Strategic Advisers’ contractual management fee waiver for the fund or Strategic Advisers’ portion of the management fee. The Board also considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, sub-advisory fees, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 0.10%, 0.10% and 0.35%, respectively, through April 30, 2018. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, sub-advisory fees, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 0.10% of the class’s average net assets and that such arrangement may be terminated by Strategic Advisers at any time. The Board also considered that after approval of the Proposed Agreement, based on hypothetical allocations to FIA, the fund’s management fee rate is expected to rank above median before Strategic Advisers’ management fee waiver discussed above, and below median, net of waiver. The Board noted that the expense ratio of each class of the fund is expected to maintain the same relationships to the competitive peer group median data provided in the June 2016 management contract renewal materials.

Based on its review, the Board concluded that each fund’s management fee structure will continue to bear a reasonable relationship to the services that each fund and its shareholders will receive and the other factors considered.

Because each Proposed Agreement was negotiated at arm’s length and will have no impact on the contractual maximum management fees payable by each fund or Strategic Advisers’ portion of the management fee, the Board did not consider the costs of services and profitability of the relationship with each fund to Strategic Advisers to be significant factors in its decision to approve each Proposed Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund’s advisory agreement with Strategic Advisers. With respect to each Proposed Agreement, the Board considered management’s representation that it does not anticipate that the hiring of FIA or FIA (UK) will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of each fund during its annual renewal of each fund’s advisory agreement with Strategic Advisers and each fund’s sub-advisory agreements. The Board noted that the Proposed Agreements with FIA provide for breakpoints that have the potential to reduce sub-advisory fees paid to FIA as assets allocated to FIA grow.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that each Proposed Agreement’s fee structure bears a reasonable relationship to the services to be rendered to each respective fund and that each Proposed Agreement should be approved because the agreement is in the best interests of each respective fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged by FIA will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which a fund may invest. In addition, the Board concluded that the approval of each Proposed Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Board Approval of Proposed Agreements with Geode.

On June 7, 2016, the Board of Trustees, including the Independent Trustees voted at an in-person meeting to approve new investment sub-advisory agreements (the Proposed Agreements) with Geode for each fund, subject to shareholder approval.

The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, considered a broad range of information it believed relevant to the approval of each Proposed Agreement.

In considering whether to approve each Proposed Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees’ counsel and through the exercise of its business judgment, that the approval of each Proposed Agreement is in the best interests of each respective fund and its shareholders and that the approval of each such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under each Proposed Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which each fund may invest. The Board’s decision to approve each Proposed Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided. The Board considered the backgrounds of the investment personnel that will provide services to each fund, and also took into consideration each fund’s investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of Geode’s portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Geode’s investment staff, its use of technology, and Geode’s approach to managing and compensating investment personnel. The Board noted that Geode’s analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered Geode’s trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by Geode under each Proposed Agreement and (ii) the resources to be devoted to the fund’s compliance policies and procedures.

Investment Performance. The Board also considered the historical investment performance of Geode and the portfolio managers in managing accounts under similar strategies.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to each fund under each Proposed Agreement should benefit each respective fund’s shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing each Proposed Agreement, the Board considered the amount and nature of fees to be paid by each fund to the fund’s investment adviser, Strategic Advisers, and the amount and nature of fees to be paid by Strategic Advisers to Geode under each Proposed Agreement. Because Strategic Advisers will not allocate assets to Geode at this time, the Board considered the hypothetical impact on each fund’s management fee rate and total expenses if Strategic Advisers were to allocate assets to Geode in the future.

Strategic Advisers Core Multi-Manager Fund: The Board noted that the fund’s contractual maximum aggregate annual management fee rate may not exceed 1.05% of the fund’s average daily net assets and that the approval of the Proposed Agreement will not result in a change to the contractual maximum aggregate annual management fee payable by the fund or Strategic Advisers’ portion of the management fee. The Board also considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 0.90%, 0.90% and 1.15%, respectively, through July 31, 2018. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 0.80% of the class’s average net assets and that such arrangement may be terminated by Strategic Advisers at any time. The Board also considered that after approval of the Proposed Agreement, the fund’s management fee rate and the expense ratio of each class of the fund are expected to maintain the same relationships to the competitive peer group median data provided in the June 2016 management contract renewal materials, after taking into account lower expense reimbursement arrangements agreed to by Strategic Advisers with respect to the fund, as reflected above.

Strategic Advisers Growth Multi-Manager Fund: The Board noted that the fund’s contractual maximum aggregate annual management fee rate may not exceed 1.00% of the fund’s average daily net assets and that the approval of the Proposed Agreement will not result in a change to the contractual maximum aggregate annual management fee payable by the fund or Strategic Advisers’ portion of the management fee. The Board also considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 0.90%, 0.90% and 1.15%, respectively, through July 31, 2018. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 0.80% of the class’s average net assets and that such arrangement may be terminated by Strategic Advisers at any time. The Board also considered that after approval of the Proposed Agreement, the fund’s management fee rate and the expense ratio of each class of the fund are expected to maintain the same relationships to the competitive peer group median data provided in the June 2016 management contract renewal materials, after taking into account lower expense reimbursement arrangements agreed to by Strategic Advisers with respect to the fund, as reflected above.

Strategic Advisers Value Multi-Manager Fund: The Board noted that the fund’s contractual maximum aggregate annual management fee rate may not exceed 1.00% of the fund’s average daily net assets and that the approval of the Proposed Agreement will not result in a change to the contractual maximum aggregate annual management fee payable by the fund or Strategic Advisers’ portion of the management fee. The Board also considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 0.90%, 0.90% and 1.15%, respectively, through July 31, 2018. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 0.80% of the class’s average net assets and that such arrangement may be terminated by Strategic Advisers at any time. The Board also considered that after approval of the Proposed Agreement, the fund’s management fee rate and the expense ratio of each class of the fund are expected to maintain the same relationships to the competitive peer group median data provided in the June 2016 management contract renewal materials, after taking into account lower expense reimbursement arrangements agreed to by Strategic Advisers with respect to the fund, as reflected above.

Strategic Advisers Small-Mid Cap Multi-Manager Fund: The Board noted that the fund’s contractual maximum aggregate annual management fee rate may not exceed 1.15% of the fund’s average daily net assets and that the approval of the Proposed Agreement will not result in a change to the contractual maximum aggregate annual management fee payable by the fund or Strategic Advisers’ portion of the management fee. The Board also considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 1.15%, 1.15% and 1.40%, respectively, through April 30, 2018. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.05% of the class’s average net assets and that such arrangement may be terminated by Strategic Advisers at any time. The Board also considered that after approval of the Proposed Agreement, the fund’s management fee rate and the expense ratio of each class of the fund are expected to maintain the same relationships to the competitive peer group median data provided in the June 2016 management contract renewal materials, after taking into account lower expense reimbursement arrangements agreed to by Strategic Advisers with respect to the fund, as reflected above.

Strategic Advisers International Multi-Manager Fund: The Board noted that the fund’s contractual maximum aggregate annual management fee rate may not exceed 1.05% of the fund’s average daily net assets and that the approval of the Proposed Agreement will not result in a change to the contractual maximum aggregate annual management fee payable by the fund or Strategic Advisers’ portion of the management fee. The Board also considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 1.00%, 1.00% and 1.25%, respectively, through April 30, 2018. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 0.90% of the class’s average net assets and that such arrangement may be terminated by Strategic Advisers at any time. The Board also considered that after approval of the Proposed Agreement, the fund’s management fee rate and the expense ratio of each class of the fund are expected to maintain the same relationships to the competitive peer group median data provided in the June 2016 management contract renewal materials, after taking into account lower expense reimbursement arrangements agreed to by Strategic Advisers with respect to the fund, as reflected above.

Based on its review, the Board concluded that the fund’s management fee structure continues to bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because each Proposed Agreement was negotiated at arm’s length and will have no impact on the contractual maximum management fees payable by each fund or Strategic Advisers’ portion of the management fee, the Board did not consider the costs of services and profitability of the relationship with each fund to Strategic Advisers to be significant factors in its decision to approve each Proposed Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with each fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of each fund’s advisory agreement with Strategic Advisers. With respect to each Proposed Agreement, the Board considered management’s representation that it does not anticipate that the hiring of Geode will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the funds during its annual renewal of each fund’s advisory agreement with Strategic Advisers and each fund’s sub-advisory agreements. The Board noted that each Proposed Agreement provides for breakpoints that have the potential to reduce sub-advisory fees paid to Geode as assets allocated to Geode grow.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that each Proposed Agreement’s fee structure bears a reasonable relationship to the services to be rendered to each respective fund and that each Proposed Agreement should be approved because the agreement is in the best interests of each respective fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which a fund may invest. In addition, the Board concluded that the approval of each Proposed Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

APPENDIX M

MANAGEMENT CONTRACT WITH STRATEGIC ADVISERS

The date of each fund’s management contract with Strategic Advisers and the date of the last shareholder vote on each of the management contracts are provided below.

Fund	Date of Contract	Shareholder Approval[1]

Strategic Advisers Core Multi-Manager Fund	September 8, 2011	November 15, 2011

Strategic Advisers Emerging Markets Fund of Funds	March 1, 2012	April 16, 2012

Strategic Advisers Growth Multi-Manager Fund	September 8, 2011	November 15, 2011

Strategic Advisers Income Opportunities Fund of Funds	June 7, 2012	June 18, 2012

Strategic Advisers International Multi-Manager Fund	March 1, 2012	April 16, 2012

Strategic Advisers Small-Mid Cap Multi-Manager Fund	December 1, 2011	December 19, 2011

Strategic Advisers Value Multi-Manager Fund	September 8, 2011	November 15, 2011

[1]	Initial approval of management contract by sole initial shareholder.

APPENDIX N

SUB-ADVISORY FEES PAID TO FIAM

The following table lists the sub-advisory fee rates paid to FIAM by each fund pursuant to existing sub-advisory agreements that have been approved by shareholders and the Board of Trustees (see Appendix I). FIAM may not be allocated a portion of each fund at this time.

Fund Name	Strategy	Fee Schedule
Strategic Advisers Core Multi-Manager Fund	U.S. Equity	27.5bp on the first $500M
22.5bp over $500M
	Quantitative Large Cap Core (not funded)	40bp on the first $100M
35bp on the next $150M
30bp on the next $100M
25bp over $350M
Strategic Advisers Emerging Markets Fund of Funds	Select Emerging Markets Equity (funded)	60bp on the first $150M
55bp on the next $150M
50bp over $300M
Strategic Advisers Growth Multi-Manager Fund	Focused Large Cap Growth (not funded)	35bp on the first $250M
30bp on the next $250M
25bp on the next $500M
20bp over $1B
Strategic Advisers International Multi-Manager Fund	Select International	45bp on the first $200M
40bp on the next $450M
35bp over $650M
	International Value (not funded)	45bp on the first $200M
40bp on the next $450M
35bp over $650M
	Select International Plus (not funded)	48bp on the first $250M
35bp over $250M
	Select Emerging Markets Equity (not funded)	60bp on the first $150M
55bp on the next $150M
50bp over $300M
Strategic Advisers Small-Mid Cap Multi-Manager Fund	Small/Mid Cap Core (not funded)	50bp on the first $200M
45bp on the next $200M
40bp over $400M
Strategic Advisers Value Multi-Manager Fund	Large Cap Value (not funded)	40bp on the first $100M
35bp on the next $150M
30bp on the next $100M
25bp over $350M
For purposes of calculating fees, the assets of funds invested in the same underlying strategy are aggregated to reach breakpoints.

APPENDIX O

BROKERAGE COMMISSIONS PAID TO AFFILIATED BROKERS

The tables below show the total amount of brokerage commissions paid by each fund to an affiliated broker for the past fiscal year. The tables also show the approximate amount of aggregate brokerage commissions paid by a fund to an affiliated broker as a percentage of the approximate aggregate dollar amount of transactions for which the fund paid brokerage commissions as well as the the percentage of transactions effected by a fund through an affiliated broker. Affiliated brokers are paid on a commission basis.

During the fiscal year ended May 31, 2016, the following brokerage commissions were paid to affiliated brokers:

Funds	Broker	Affiliated With	Transactions Initiated By	Commissions	Percentage of Aggregate Brokerage Commissions	Percentage of Aggregate Dollar Amount of Brokerage Transactions

Strategic Advisers Core Multi-Manager Fund	Fidelity Capital Markets	FMR LLC/ Strategic Advisers	Oppenheimer	$	[ ]%	[ ]%

	Fidelity Capital Markets	FMR LLC/ Strategic Advisers	AB	$	[ ]%	[ ]%

	Fidelity Capital Markets	FMR LLC/ Strategic Advisers	FIAM	$	[ ]%	[ ]%

Strategic Advisers Growth Multi-Manager Fund	BoA Merrill Lynch	MSIM	MSIM	$	[ ]%	[ ]%

	Fidelity Capital Markets	FMR LLC/ Strategic Advisers	FIAM	$	[ ]%	[ ]%

Strategic Advisers Value Multi-Manager Fund	- -	- -	--	$	[ ]%	[ ]%

†

The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFS is a result of the low commission rates charged by NFS.

During the fiscal year ended February 29, 2016, the following brokerage commissions were paid to affiliated brokers:

Funds	Broker	Affiliated With	Transactions Initiated By	Commissions		Percentage of Aggregate Brokerage Commissions	Percentage of Aggregate Dollar Amount of Brokerage Transactions

Strategic Advisers Emerging Markets Fund of Funds	- -	- -	--	--		--	--

Strategic Advisers Income Opportunities Fund of Funds	- -	- -	--	--		--	--

Strategic Advisers International Multi-Manager Fund	Fidelity Capital Markets	FMR LLC/ Strategic Advisers	MFS		$11	0.00%	0.02%

Strategic Advisers Small-Mid Cap Multi-Manager Fund	Invesco	Invesco	Invesco		$12	0.02%	0.07%

	Luminex	FMR LLC/ Strategic Advisers	Invesco		$0	0.00%	0.01%

	Fidelity Capital Markets	FMR LLC/ Strategic Advisers	Kennedy Capital		$6	0.01%	0.02%

	Fidelity Capital Markets	FMR LLC/ Strategic Advisers	TBCAM		$122	0.21%	0.38%

	Luminex	FMR LLC/ Strategic Advisers	TBCAM		$1	0.00%	0.02%

APPENDIX P

TRANSFER AND SERVICE AGENT AGREEMENTS

Information about transfer agent fees paid to FIIOC and pricing and bookkeeping fees paid to FSC by each fund for each fund’s most recent fiscal year end.

Transfer agent fees paid by each fund to FIIOC for the most recent fiscal year end amounted to the following:

Fund	Fiscal Year End	Transfer Agent Fees Paid to FIIOC

Strategic Advisers Core Multi-Manager Fund	5/31/16	$

Strategic Advisers Emerging Markets Fund of Funds	2/29/16	$ 2,465

Strategic Advisers Growth Multi-Manager Fund	5/31/16	$

Strategic Advisers Income Opportunities Fund of Funds	2/29/16	$ 233

Strategic Advisers International Multi-Manager Fund	2/29/16	$ 56,772

Strategic Advisers Small-Mid Cap Multi-Manager Fund	2/29/16	$ 31,355

Strategic Advisers Value Multi-Manager Fund	5/31/16	$

Pricing and bookkeeping fees paid by each fund to FSC for the most recent fiscal year end amounted to the following:

Fund	Fiscal Year End	Pricing and Bookkeeping Fees Paid to FSC

Strategic Advisers Core Multi-Manager Fund	5/31/16	$

Strategic Advisers Emerging Markets Fund of Funds	2/29/16	$ 1,466

Strategic Advisers Growth Multi-Manager Fund	5/31/16	$

Strategic Advisers Income Opportunities Fund of Funds	2/29/16	$ 891

Strategic Advisers International Multi-Manager Fund	2/29/16	$ 33,594

Strategic Advisers Small-Mid Cap Multi-Manager Fund	2/29/16	$ 13,071

Strategic Advisers Value Multi-Manager Fund	5/31/16	$

APPENDIX Q

Fees billed by PwC in each of the last two fiscal years for services rendered to each fund are shown in the tables below.

February 29, 2016A	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees

Strategic Advisers Core Income Multi-Manager Fund	$47,000	$-	$3,500	$3,800

Strategic Advisers Emerging Markets Fund of Funds	$25,000	$-	$1,700	$3,300

Strategic Advisers Income Opportunities Fund of Funds	$25,000	$-	$1,700	$3,300

Strategic Advisers International Multi-Manager Fund	$44,000	$-	$3,500	$3,700

Strategic Advisers Small-Mid Cap Multi-Manager Fund	$44,000	$-	$3,500	$3,700

February 28, 2015A	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees

Strategic Advisers Core Income Multi-Manager Fund	$41,000	$-	$4,700	$2,600

Strategic Advisers Emerging Markets Fund of Funds	$23,000	$-	$2,500	$2,600

Strategic Advisers Income Opportunities Fund of Funds	$22,000	$-	$1,900	$2,600

Strategic Advisers International Multi-Manager Fund	$39,000	$-	$4,700	$2,600

Strategic Advisers Small-Mid Cap Multi-Manager Fund	$40,000	$-	$4,700	$2,600

May 31, 2016A	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees

Strategic Advisers Core Multi-Manager Fund	$	$	$	$

Strategic Advisers Growth Multi-Manager Fund	$	$	$	$

Strategic Advisers Value Multi-Manager Fund	$	$	$	$

May 31, 2015A	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees

Strategic Advisers Core Multi-Manager Fund	$40,000	$-	$8,600	$2,900

Strategic Advisers Growth Multi-Manager Fund	$40,000	$-	$5,700	$2,900

Strategic Advisers Value Multi-Manager Fund	$39,000	$-	$4,700	$2,800

A	Amounts may reflect rounding.

APPENDIX R

Fees billed by PwC that were required to be approved by the Audit and Compliance Committee for services rendered on behalf of the Fund Service Providers that related directly to the operations and financial reporting of each fund are shown in the tables below.

February 29, 2016A	Audit- Related Fees	Tax Fees	All Other Fees

PwC	$5,695,000	$-	$-

February 28, 2015A	Audit- Related Fees	Tax Fees	All Other Fees

PwC	$5,900,000	$-	$-

May 31, 2016A	Audit- Related Fees	Tax Fees	All Other Fees

PwC	$	$	$

May 31, 2015A	Audit- Related Fees	Tax Fees	All Other Fees

PwC	$5,900,000	$-	$-

A	Amounts may reflect rounding.

“Audit Fees” represent fees billed for services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of a funds’ financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of a fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

APPENDIX S

Aggregate non-audit fees billed by PwC for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds are shown below.

February 29, 2016A	Aggregate Non-Audit Fees

PwC	$6,185,000

February 28, 2015A,B	Aggregate Non-Audit Fees

PwC	$8,190,000

May 31, 2016A	Aggregate Non-Audit Fees

PwC	$

May 31, 2015A	Aggregate Non-Audit Fees

PwC	$8,165,000

A	Amounts may reflect rounding.

B	Reflects current period presentation.

Strategic Advisers and Fidelity are registered service marks of FMR LLC. © 2016 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.9870770.100	RUT2PX16-PXS-0816

Form of Proxy Card: [Insert Fund Name(s) here]

Fidelity Investments® (logo)
Vote this proxy card TODAY!
PO Box 673023	Your prompt response will save the expense
Dallas, TX 75267-3023	of additional mailings.

	LOG-ON:	Vote on the internet at www.2votemyproxy.com and follow the on-screen instructions.

	CALL:	To vote by phone call toll-free 1-800-991-5630 and follow the recorded instructions.
[Control Number prints here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Peter C. Aldrich and Brian J. Blackburn, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on October 17, 2016 at 8:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

[proxy card code to be inserted by tabulator]

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  ☒

PLEASE DO NOT USE FINE POINT PENS.

1.	To elect a Board of Trustees:

	(01) Peter C. Aldrich (02) Amy Butte Liebowitz (03) Ralph F. Cox (04) Mary C. Farrell (05) Bruce T. Herring (06) Karen Kaplan	(07) Robert A. Lawrence	FOR all nominees listed (except as noted on the line at left) ☐	WITHHOLD authority to vote for all nominees ☐

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

PLEASE SIGN ON REVERSE SIDE

[proxy card code to be inserted by tabulator]

Form of Proxy Card: [Insert Fund Name(s) here]

Fidelity Investments® (logo)
Vote this proxy card TODAY!
PO Box 673023	Your prompt response will save the expense
Dallas, TX 75267-3023	of additional mailings.

	LOG-ON:	Vote on the internet at www.2votemyproxy.com and follow the on-screen instructions.

	CALL:	To vote by phone call toll-free 1-800-991-5630 and follow the recorded instructions.
[Control Number prints here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Peter C. Aldrich and Brian J. Blackburn, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on October 17, 2016 at 8:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

[proxy card code to be inserted by tabulator]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  ☒

PLEASE DO NOT USE FINE POINT PENS.

1.	To elect a Board of Trustees:

	(01) Peter C. Aldrich (02) Amy Butte Liebowitz (03) Ralph F. Cox (04) Mary C. Farrell (05) Bruce T. Herring (06) Karen Kaplan	(07) Robert A. Lawrence	FOR all nominees listed (except as noted on the line at left) ☐	WITHHOLD authority to vote for all nominees ☐

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

		FOR	AGAINST	ABSTAIN

2a.	To approve a sub-advisory agreement among Strategic Advisers, Inc. (Strategic Advisers), FIAM LLC (FIAM) and the Trust on behalf of the fund with respect to FIAM’s Sector Managed strategy.	☐	☐	☐

		FOR	AGAINST	ABSTAIN

2b.	To approve a sub-advisory agreement among Strategic Advisers, FIAM and the Trust on behalf of the fund with respect to FIAM’s Large Cap Core strategy.	☐	☐	☐

		FOR	AGAINST	ABSTAIN

4a.	To approve a sub-advisory agreement among Strategic Advisers, Geode Capital Management, LLC (Geode) and the Trust on behalf of the fund with respect to Geode’s Factor-Based strategy.	☐	☐	☐

PLEASE SIGN ON REVERSE SIDE
[proxy card code to be inserted by tabulator]

Form of Proxy Card: [Insert Fund Name(s) here]

Fidelity Investments® (logo)
Vote this proxy card TODAY!
PO Box 673023	Your prompt response will save the expense
Dallas, TX 75267-3023	of additional mailings.

	LOG-ON:	Vote on the internet at www.2votemyproxy.com and follow the on-screen instructions.

	CALL:	To vote by phone call toll-free 1-800-991-5630 and follow the recorded instructions.
[Control Number prints here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Peter C. Aldrich and Brian J. Blackburn, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on October 17, 2016 at 8:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

[proxy card code to be inserted by tabulator]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  ☒

PLEASE DO NOT USE FINE POINT PENS.

1.	To elect a Board of Trustees:

	(01) Peter C. Aldrich (02) Amy Butte Liebowitz (03) Ralph F. Cox (04) Mary C. Farrell (05) Bruce T. Herring (06) Karen Kaplan	(07) Robert A. Lawrence	FOR all nominees listed (except as noted on the line at left) ☐	WITHHOLD authority to vote for all nominees ☐

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

		FOR	AGAINST	ABSTAIN

2c.	To approve a sub-advisory agreement among Strategic Advisers, Inc. (Strategic Advisers), FIAM LLC (FIAM) and the Trust on behalf of the fund with respect to FIAM’s Large Cap Core strategy.	☐	☐	☐

		FOR	AGAINST	ABSTAIN

4b.	To approve a sub-advisory agreement among Strategic Advisers, Geode Capital Management, LLC (Geode) and the Trust on behalf of the fund with respect to Geode’s Factor-Based strategy.	☐	☐	☐

PLEASE SIGN ON REVERSE SIDE
[proxy card code to be inserted by tabulator]

Form of Proxy Card: [Insert Fund Name(s) here]

Fidelity Investments® (logo) PO Box 673023 Dallas, TX 75267-3023	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

	LOG-ON:	Vote on the internet at www.2votemyproxy.com and follow the on-screen instructions.

	CALL:	To vote by phone call toll-free 1-800-991-5630 and follow the recorded instructions.
[Control Number prints here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Peter C. Aldrich and Brian J. Blackburn, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on October 17, 2016 at 8:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

[proxy card code to be inserted by tabulator]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  ☒

PLEASE DO NOT USE FINE POINT PENS.

1.	To elect a Board of Trustees:

	(01) Peter C. Aldrich (02) Amy Butte Liebowitz (03) Ralph F. Cox (04) Mary C. Farrell (05) Bruce T. Herring (06) Karen Kaplan	(07) Robert A. Lawrence	FOR all nominees listed (except as noted on the line at left) ☐	WITHHOLD authority to vote for all nominees ☐

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

		FOR	AGAINST	ABSTAIN

2d.	To approve a sub-advisory agreement among Strategic Advisers, Inc. (Strategic Advisers), FIAM LLC (FIAM) and the Trust on behalf of the fund with respect to FIAM’s Large Cap Core strategy.	☐	☐	☐

		FOR	AGAINST	ABSTAIN

4c.	To approve a sub-advisory agreement among Strategic Advisers, Geode Capital Management, LLC (Geode) and the Trust on behalf of the fund with respect to Geode’s Factor-Based strategy.	☐	☐	☐

PLEASE SIGN ON REVERSE SIDE
[proxy card code to be inserted by tabulator]

Form of Proxy Card: [Insert Fund Name(s) here]

Fidelity Investments® (logo)
Vote this proxy card TODAY!
PO Box 673023	Your prompt response will save the expense
Dallas, TX 75267-3023	of additional mailings.

	LOG-ON:	Vote on the internet at www.2votemyproxy.com and follow the on-screen instructions.

	CALL:	To vote by phone call toll-free 1-800-991-5630 and follow the recorded instructions.
[Control Number prints here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Peter C. Aldrich and Brian J. Blackburn, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on October 17, 2016 at 8:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

[proxy card code to be inserted by tabulator]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  ☒

PLEASE DO NOT USE FINE POINT PENS.

1.	To elect a Board of Trustees:

	(01) Peter C. Aldrich (02) Amy Butte Liebowitz (03) Ralph F. Cox (04) Mary C. Farrell (05) Bruce T. Herring (06) Karen Kaplan	(07) Robert A. Lawrence	FOR all nominees listed (except as noted on the line at left) ☐	WITHHOLD authority to vote for all nominees ☐

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

		FOR	AGAINST	ABSTAIN

2e.	To approve a sub-advisory agreement among Strategic Advisers, Inc. (Strategic Advisers), FIAM LLC (FIAM) and the Trust on behalf of the fund with respect to FIAM’s Emerging Markets strategy.	☐	☐	☐

		FOR	AGAINST	ABSTAIN

3a.	To approve a sub-advisory agreement among Strategic Advisers, FIL Investment Advisors (FIA) and the Trust and a sub-subadvisory agreement between FIA and FIL Investment Advisors (UK) Limited on behalf of the fund with respect to FIA’s Regional strategy.	☐	☐	☐

		FOR	AGAINST	ABSTAIN

4e.	To approve a sub-advisory agreement among Strategic Advisers, Geode Capital Management, LLC (Geode) and the Trust on behalf of the fund with respect to Geode’s International Factor-Based strategy.	☐	☐	☐

PLEASE SIGN ON REVERSE SIDE

[proxy card code to be inserted by tabulator]

Form of Proxy Card: [Insert Fund Name(s) here]

Fidelity Investments® (logo)
Vote this proxy card TODAY!
PO Box 673023	Your prompt response will save the expense
Dallas, TX 75267-3023	of additional mailings.

	LOG-ON:	Vote on the internet at www.2votemyproxy.com and follow the on-screen instructions.

	CALL:	To vote by phone call toll-free 1-800-991-5630 and follow the recorded instructions.
[Control Number prints here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Peter C. Aldrich and Brian J. Blackburn, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on October 17, 2016 at 8:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

[proxy card code to be inserted by tabulator]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  ☒

PLEASE DO NOT USE FINE POINT PENS.

1.	To elect a Board of Trustees:

	(01) Peter C. Aldrich (02) Amy Butte Liebowitz (03) Ralph F. Cox (04) Mary C. Farrell (05) Bruce T. Herring (06) Karen Kaplan	(07) Robert A. Lawrence	FOR all nominees listed (except as noted on the line at left) ☐	WITHHOLD authority to vote for all nominees ☐

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

		FOR	AGAINST	ABSTAIN

2f.	To approve a sub-advisory agreement among Strategic Advisers, Inc. (Strategic Advisers), FIAM LLC (FIAM) and the Trust on behalf of the fund with respect to FIAM’s Emerging Markets strategy.	☐	☐	☐

		FOR	AGAINST	ABSTAIN

3b.	To approve a sub-advisory agreement among Strategic Advisers, FIL Investment Advisors (FIA) and the Trust and a sub-subadvisory agreement between FIA and FIL Investment Advisors (UK) Limited on behalf of the fund with respect to FIA’s Regional strategy.	☐	☐	☐

		FOR	AGAINST	ABSTAIN

4f.	To approve a sub-advisory agreement among Strategic Advisers, Geode Capital Management, LLC (Geode) and the Trust on behalf of the fund with respect to Geode’s International Factor-Based strategy.	☐	☐	☐

PLEASE SIGN ON REVERSE SIDE
[proxy card code to be inserted by tabulator]

Form of Proxy Card: [Insert Fund Name(s) here]

Fidelity Investments® (logo)
Vote this proxy card TODAY!
PO Box 673023	Your prompt response will save the expense
Dallas, TX 75267-3023	of additional mailings.

	LOG-ON:	Vote on the internet at www.2votemyproxy.com and follow the on-screen instructions.

	CALL:	To vote by phone call toll-free 1-800-991-5630 and follow the recorded instructions.
[Control Number prints here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Peter C. Aldrich and Brian J. Blackburn, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on October 17, 2016 at 8:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

[proxy card code to be inserted by tabulator]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  ☒

PLEASE DO NOT USE FINE POINT PENS.

1.	To elect a Board of Trustees:

	(01) Peter C. Aldrich (02) Amy Butte Liebowitz (03) Ralph F. Cox (04) Mary C. Farrell (05) Bruce T. Herring (06) Karen Kaplan	(07) Robert A. Lawrence	FOR all nominees listed (except as noted on the line at left) ☐	WITHHOLD authority to vote for all nominees ☐

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

		FOR	AGAINST	ABSTAIN

4d.	To approve a sub-advisory agreement among Strategic Advisers, Inc., Geode Capital Management, LLC (Geode) and the Trust on behalf of the fund with respect to Geode’s SMID strategy.	☐	☐	☐

PLEASE SIGN ON REVERSE SIDE
[proxy card code to be inserted by tabulator]

Form of Proxy Card: [Insert Fund Name(s) here]

Fidelity Investments® (logo)
Vote this proxy card TODAY!
PO Box 673023	Your prompt response will save the expense
Dallas, TX 75267-3023	of additional mailings.

	LOG-ON:	Vote on the internet at www.2votemyproxy.com and follow the on-screen instructions.

	CALL:	To vote by phone call toll-free 1-800-991-5630 and follow the recorded instructions.
[Control Number prints here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Peter C. Aldrich and Brian J. Blackburn, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on October 17, 2016 at 8:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

[proxy card code to be inserted by tabulator]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  ☒

PLEASE DO NOT USE FINE POINT PENS.

1.	To elect a Board of Trustees:

	(01) Peter C. Aldrich (02) Amy Butte Liebowitz (03) Ralph F. Cox (04) Mary C. Farrell (05) Bruce T. Herring (06) Karen Kaplan	(07) Robert A. Lawrence	FOR all nominees listed (except as noted on the line at left) ☐	WITHHOLD authority to vote for all nominees ☐

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

		FOR	AGAINST	ABSTAIN

2g.	To approve a sub-advisory agreement among Strategic Advisers, Inc. (Strategic Advisers), FIAM LLC (FIAM) and the Trust on behalf of the fund with respect to FIAM’s Emerging Markets strategy.	☐	☐	☐

		FOR	AGAINST	ABSTAIN

3c.	To approve a sub-advisory agreement among Strategic Advisers, FIL Investment Advisors (FIA) and the Trust and a sub-subadvisory agreement between FIA and FIL Investment Advisors (UK) Limited on behalf of the fund with respect to FIA’s Regional strategy.	☐	☐	☐

PLEASE SIGN ON REVERSE SIDE
[proxy card code to be inserted by tabulator]

Form of Proxy Card: [Insert Fund Name(s) here]

Fidelity Investments® (logo)
Vote this proxy card TODAY!
PO Box 673023	Your prompt response will save the expense
Dallas, TX 75267-3023	of additional mailings.

	LOG-ON:	Vote on the internet at www.2votemyproxy.com and follow the on-screen instructions.

	CALL:	To vote by phone call toll-free 1-800-991-5630 and follow the recorded instructions.
[Control Number prints here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Peter C. Aldrich and Brian J. Blackburn, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on October 17, 2016 at 8:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

[proxy card code to be inserted by tabulator]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  ☒

PLEASE DO NOT USE FINE POINT PENS.

1.	To elect a Board of Trustees:

	(01) Peter C. Aldrich (02) Amy Butte Liebowitz (03) Ralph F. Cox (04) Mary C. Farrell (05) Bruce T. Herring (06) Karen Kaplan	(07) Robert A. Lawrence	FOR all nominees listed (except as noted on the line at left) ☐	WITHHOLD authority to vote for all nominees ☐

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

		FOR	AGAINST	ABSTAIN

2f.	To approve a sub-advisory agreement among Strategic Advisers, Inc. (Strategic Advisers), FIAM LLC (FIAM) and the Trust on behalf of the fund with respect to FIAM’s Emerging Markets strategy.	☐	☐	☐

		FOR	AGAINST	ABSTAIN

3b.	To approve a sub-advisory agreement among Strategic Advisers, FIL Investment Advisors (FIA) and the Trust and a sub-subadvisory agreement between FIA and FIL Investment Advisors (UK) Limited on behalf of the fund with respect to FIA’s Regional strategy.	☐	☐	☐

PLEASE SIGN ON REVERSE SIDE
[proxy card code to be inserted by tabulator]

Form of Proxy Card: [Insert Fund Name(s) here]

Fidelity Investments® (logo)
Vote this proxy card TODAY!
PO Box 673023	Your prompt response will save the expense
Dallas, TX 75267-3023	of additional mailings.

	LOG-ON:	Vote on the internet at www.2votemyproxy.com and follow the on-screen instructions.

	CALL:	To vote by phone call toll-free 1-800-991-5630 and follow the recorded instructions.
[Control Number prints here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Peter C. Aldrich and Brian J. Blackburn, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on October 17, 2016 at 8:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

[proxy card code to be inserted by tabulator]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  ☒

PLEASE DO NOT USE FINE POINT PENS.

1.	To elect a Board of Trustees:

	(01) Peter C. Aldrich (02) Amy Butte Liebowitz (03) Ralph F. Cox (04) Mary C. Farrell (05) Bruce T. Herring (06) Karen Kaplan	(07) Robert A. Lawrence	FOR all nominees listed (except as noted on the line at left) ☐	WITHHOLD authority to vote for all nominees ☐

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

		FOR	AGAINST	ABSTAIN

2h.	To approve a sub-advisory agreement among Strategic Advisers, Inc., FIAM LLC (FIAM) and the Trust on behalf of the fund with respect to FIAM’s High Yield strategy.	☐	☐	☐

PLEASE SIGN ON REVERSE SIDE
[proxy card code to be inserted by tabulator]

Form of Proxy Card: [Insert Fund Name(s) here]

Fidelity Investments® (logo)
Vote this proxy card TODAY!
PO Box 673023	Your prompt response will save the expense
Dallas, TX 75267-3023	of additional mailings.

	LOG-ON:	Vote on the internet at www.2votemyproxy.com and follow the on-screen instructions.

	CALL:	To vote by phone call toll-free 1-800-991-5630 and follow the recorded instructions.
[Control Number prints here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Peter C. Aldrich and Brian J. Blackburn, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on October 17, 2016 at 8:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

[proxy card code to be inserted by tabulator]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  ☒

PLEASE DO NOT USE FINE POINT PENS.

1.	To elect a Board of Trustees:

	(01) Peter C. Aldrich (02) Amy Butte Liebowitz (03) Ralph F. Cox (04) Mary C. Farrell (05) Bruce T. Herring (06) Karen Kaplan	(07) Robert A. Lawrence	FOR all nominees listed (except as noted on the line at left) ☐	WITHHOLD authority to vote for all nominees ☐

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

		FOR	AGAINST	ABSTAIN

2g.	To approve a sub-advisory agreement among Strategic Advisers, Inc., FIAM LLC (FIAM) and the Trust on behalf of the fund with respect to FIAM’s High Yield strategy.	☐	☐	☐

PLEASE SIGN ON REVERSE SIDE
[proxy card code to be inserted by tabulator]